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              DEAR INVESTOR:

                The comments and remarks in this semiannual report were
              chronicled prior to the terrorist attacks in New York and Washington D.C. on September 11, 2001. Therefore the economic reviews and outlooks contained in this report do not reflect upon how these tragic events may affect the U.S. and global economies. While one cannot predict what kind of impact such events may have on the financial markets, we believe history has shown that the U.S. and global economy have withstood a variety of setbacks and continued to grow. As always, we encourage you to contact your investment representative if you have any questions with regard to your investment strategy.

                The following semiannual report for the SunAmerica Series Trust, one of the underlying trusts for the variable annuities issued by Anchor National Life Insurance Company and First SunAmerica Life Insurance Company, summarizes the economic and financial markets over the past six months. The report also details how these market conditions affected the underlying portfolios and provides insight from the multiple portfolio managers and management firms into portfolio performance and strategies implemented during the period.

                It is important to note that although several of the SunAmerica life companies' annuity products have the underlying investment of the SunAmerica Series Trust in common, not all of the Series' portfolios are available in all of the products. This report covers all of the investment managers in your variable annuity with the exception of Wellington Management Company, LLP, Banc of America Capital Management, LLC, and WM Advisors, Inc., which manage the portfolios in the Anchor Series Trust, Nations Annuity Trust and WM Variable Trust, respectively -- investors in these portfolios should have received a separate and complete report approximately one month ago.

              THE SIX MONTHS IN REVIEW

              U.S. Economy

                The six month period ending July 31, 2001 was marked by
              continued challenges for the U.S. economy, which saw the Standard and Poor's Composite Index (S&P 500) and NASDAQ Composite Index return -10.78% and -26.78%, respectively. During the period, investors focused on weakening corporate fundamentals, rising inventory levels, falling corporate profits, increased layoff announcements and deteriorating foreign economies. In response, the Federal Reserve Board cut short-term interest rates six times (275 basis points to 3.75%) beginning in January 2001, in the hopes of keeping the economy from slipping into a recession. According to Alliance Capital, consumers provided an essential cushion to the beleaguered economy, even though consumption declined to 2% (from a high of 6-7% in 2000) during the period.

              U.S. Stock Market

                The first half of the year was disappointing for most equity benchmarks despite an active Federal Reserve that decreased short-term interest rates in order to encourage investors to look past early corporate earnings warnings. Federated Investors notes that stocks rallied after the first rate decrease in January, and again in April after the fourth cut. But even with an easier monetary policy, U.S. Bancorp pointed out that weak corporate earnings reports had a greater effect on market behavior than the lowered interest rates and low inflation levels. The technology and manufacturing sectors felt the brunt of the economic contraction as revenue, corporate profits and cash flow came under pressure from excess inventory levels and rising energy prices. These factors led to a pickup in layoff announcements and a dramatic decrease in capital spending, particularly for equipment.

                On the positive side, much of the volatility was centralized in the growth-related sectors, with value holdings (particularly small to mid-cap value stocks) significantly out-performing their growth counterparts.
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              U.S. Bond Market

                The U.S. Bond market performed strongly during the reporting period with prices generally rising due to the Federal Reserve's aggressive short-term interest rate cuts. U.S. and global investors flocked to short-term treasuries during the first quarter of 2001 as the equity markets slowed and further interest rate cuts were predicted. Federated notes that this market environment generated strong returns from investment-grade corporate and mortgage bonds (excluding high yield bonds), and has even put high-grade corporate bonds on pace for a record year with respect to excess return versus pure Treasury securities. In general, the fixed-income market represented a "safe haven" for investors scarred by a faltering stock market. The Lehman U.S. Credit Index, a broad measure of the investment grade corporate bond market, rose 5.26% for the six-month period ended July 31, 2001.

              Foreign Markets

                Putnam asserts that global economic growth during the six-month period was slower than expected despite interest rate cuts in the U.S., United Kingdom, and Japan. They believe this was in large part due to a decelerating U.S. economy, which preceded the visible slowdown in the European and Japanese economies. The pain was felt in developed and emerging markets alike as higher oil prices and falling corporate profits took their toll by the end of the reporting period. Asian markets struggled in particular, as the Taiwanese economy was adversely affected by its exposure to U.S. and global technology.

                On a positive note, Morgan Stanley sees the high yield debt market improving as lower interest rates worldwide may lead to a lower debt default rate in 2002. They see the potential for positive returns with bond spreads at historically wide levels. Goldman Sachs also points to potentially positive returns from Japanese bonds amid further signs of economic weakness and a decline in the equity markets. The emerging market debt market, however, remains volatile. Prime examples of this volatility include Argentina, where that market has wrestled with an overvalued currency, and Turkey, where the government has struggled to implement a new International Monetary Fund reform package.

              PORTFOLIO PERFORMANCE SUMMARIES

              Cash Management Portfolio (Banc of America Capital Management,
              Inc.)

                The Cash Management Portfolio returned 2.16% for the six-month period ending July 31, 2001. The U.S. Treasury market has rallied since the beginning of the year as continued economic weakness and aggressive easing by the Federal Reserve have brought short and intermediate bond yields below 5%. Yields on three-month Treasury bills and two-year Treasury notes fell 147 and 77 basis points, respectively, whereas yields on the thirty-year Treasury rose 2 basis points, possibly reflecting investor expectations of a possible economic turnaround in the second half of 2001. During the reporting period, the overall supply of commercial paper declined, as corporations took advantage of lower rates, issuing more intermediate and long-term debt. As a result, commercial paper yields also declined during this period.

                Given the continuing signs of economic weakness and limited signs of inflationary pressures, we believe the Federal Reserve will likely continue to pursue a strategy of gradual easing. This expectation is reflected in the inverted shape of the yield curve in shorter-term government and corporate securities. Given the inverted shape of the yield curve, we are maintaining the portfolio's weighted average maturity in the 50-70 day range to provide a competitive yield and adequate liquidity.

              Corporate Bond Portfolio (Federated Investors)

                The Corporate Bond Portfolio produced a total return of 3.48%
              for the six-month period ended July 31, 2001. By comparison, the Lehman U.S. Credit Index returned 5.26% and the Lehman High Yield Index returned -1.89%.
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                The portfolio benefited from declining interest rates,
              particularly the decline in intermediate rates. The portfolio has the bulk of its investments in the 2 to 10-year part of the yield curve. The portfolio's roughly 25% exposure to high yield bonds for most of the reporting period negatively impacted performance. We expect, however, to maintain an overweight position in this sector given that prevailing yields represent incremental value by historic measures. Effective duration on the portfolio has been between 5.50 and 6.00 years.

              Global Bond Portfolio (Goldman Sachs Asset Management
              International)

                The Global Bond Portfolio returned 2.77% for the six-month period ended July 31, 2001, under-performing its benchmark, the JP Morgan Global Government Bond Index (hedged), which returned 3.13%. However, the portfolio significantly outperformed its peer group, as represented by the Lipper VA Global Income Index, which returned -0.11% for the period. Toward the end of the reporting period, we took profits on our long 30-year Europe/short 30-year UK trade since spreads reached our target levels. We also closed out of our long duration position in Japan to take profits because yields reached our target levels. However, our outlook for the Japanese economy remains negative, and we will seek to re-enter this trade given further economic weakness.

              High Yield Bond Portfolio (SunAmerica Asset Management Corp.)

                The High Yield Bond Portfolio's total return for the six-month period ending July 31, 2001 was -7.16% compared to the Merrill Lynch High Yield Master II Index return of -1.19%. After beginning the year very strong, the high yield market has traded down severely with the majority of weakness centered in the Telecommunications sector. A full weighting in the Telecommunications sector, which comprises over 20% of the high yield market, contributed negatively to the portfolio's performance. Companies such as 360 Communications, Global Crossing, Nextel and NTL, all witnessed severe declines in their bond prices.

                The Federal Reserve's continued lowering of the federal funds rate during the period speaks to their concern about the sharp slowdown in the economy. This slowdown has been led by large declines in business capital investment, which has been offset somewhat by continued strength in consumer spending. In the high yield market, we believe this translates into strength in the Healthcare, Gaming, Cable, Auto and Housing sectors, and severe weakness in Capital Goods, Telecommunications, Steel and Chemical sectors.

                As money market and government bond yields decline dramatically, we think retail investors will seek to increase their incomes. We believe this will lead to a rediscovery of the high yield sector, and the seeds of a sustainable rally will begin to be sown. Until we see meaningful inflows of fresh investment, however, we believe the market will remain highly volatile, and consistent, positive total returns will most likely have to wait until the fourth quarter of 2001.

              Worldwide High Income Portfolio (Morgan Stanley Asset Management)

                For the six month period ended July 31, 2001, the Worldwide High
              Income Portfolio returned -8.83%, under-performing the -3.14% return of its blended benchmark (50% First Boston High Yield Index and 50% J.P. Morgan Emerging Markets Bond Index Plus.) The portfolio's high-yield and emerging market debt performance diverged sharply during the reporting period. Our overweight allocation to the telecom sector greatly detracted from high-yield performance. In particular, the fixed-line portion of the high yield market fell dramatically due to high defaults, operational difficulties, and funding uncertainties. We are continuing to overweight our high yield positions, however, because we feel that a recovery in this sector will begin over the next several months. In emerging markets debt, our performance was strong due to a decreased exposure to Argentina, as well as our overall defensive portfolio. We correctly anticipated the problems in Argentina and feel that they will continue. In addition, our overweight allocations in Russia, and Mexico contributed to results this reporting period.
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              SunAmerica Balanced Portfolio (SunAmerica Asset Management Corp.)

                The SunAmerica Balanced Portfolio's return of -10.09% for the six-month period ending July 31, 2001, under-performed the -4.79% return of its blended benchmark (60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index).* Asset allocation and sector weighting hurt the portfolio's overall performance early in 2001. The portfolio's aggressive equity weighting versus its peers, which led to outperformance in previous years, caused most of the portfolio's underperformance during this six-month reporting period.

                During the period, the equity allocation was reduced and the fixed income weighting was increased. Within the equity portion of the fund we continued to diversify and broaden the overall holdings, while increasing the total number of holdings. This strategy helped the portfolio over the past three months of the period.

              MFS Total Return Portfolio (MFS Investment Management)

                The MFS Total Return Portfolio returned 0.31% for the period ending July 31, 2001. This performance compares to a return of -10.78% and 4.34% for the S&P 500 Index and the Lehman Brothers Government/Credit Index (the Lehman Index), respectively. We remained cautious on Technology, Consumer Cyclicals, and credit-sensitive financial stocks but bullish on Energy, Healthcare, Food and Drug retailers, and Aerospace stocks. Within the Energy sector, we took advantage of recent pullbacks in oil services and drilling stocks to increase our exposure. We've also maintained significant exposure to property/casualty insurance and financial services companies such as The St. Paul Companies, which exhibited strong cash flows and diversified revenue streams. On the other hand, we've cut back on life insurance companies and banks with significant annuity and asset management exposure. We also significantly reduced the Portfolio's exposure to telephone services holdings. In addition, profits were taken in some natural gas stocks that produced strong gains during the reporting period.

                Essentially, we've redeployed this cash into a broad range of industries such as Electric Power, Pharmaceuticals, Health Maintenance Organizations, and a couple of Technology names that we felt represented strong growth franchises at compelling valuations. As we look forward, stock prices have come down significantly in many sectors, most notably the Technology sector, and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we'll remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.

              Asset Allocation Portfolio (Goldman Sachs Asset Management)

                The Asset Allocation Portfolio returned -4.12% for the five month period from February 1, 2001 through June 30, 2001. Goldman Sachs Asset Management ceased management of the portfolio on June 30, 2001.** During that period the portfolio outperformed both its benchmark, the combined S&P 500 Index (60%)/Lehman Brothers Aggregate Index (40%), and the Lipper VA Flexible portfolio Index, which returned -5.07% and -5.88%, respectively.

                As the portfolio and benchmark returns indicate, it was a
              difficult period in the financial markets. We attempted to mitigate this volatility by focusing the portfolio's growth equities on companies with strong franchise names, recurring revenue, and solid management teams. In addition, we focused our value equity holdings on companies we felt were attractively valued, had strong balance sheets, cash flows and competitive positioning. This strategy was rewarded, because the market acknowledged the strong fundamentals of many of our value holdings and their stock prices rose. The portfolio also benefited from the solid performance generated by many of its fixed income holdings.
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              Asset Allocation Portfolio (WM Advisors, Inc.)

                The Asset Allocation Portfolio returned -0.14% compared to its benchmark, the combined S&P 500 Index (60%)/Lehman Brothers Aggregate Index (40%), return of -5.07% for the period ending July 31, 2001. As of July 2, 2001, WM Advisors, Inc. assumed management responsibility for the Asset Allocation Portfolio. During the month of July, the Portfolio reported slightly negative performance due to weak performance in equity markets which offset strong results in the fixed-income portion of the portfolio. During the period, our strategy for the portfolio was to broadly diversify holdings with approximately 48.7% in equities and 50.7% in fixed-income and cash investments.

                Currently, we favor value stocks in small to mid-sized
              companies, which we believe perform better during periods of economic recovery. While the worst of the technology decline may have passed, some inherent risks in the sector still remain. Therefore, we currently favor other cyclical sectors, and will continue to look for opportunities to add to equity positions as we see signs of economic improvement. On the fixed-income side, we favored weightings in longer-maturity corporate and mortgage bond positions. Overall, we believe bond performance was quite positive during the period ending July 31, 2001. The high-yield area of the market slightly under-performed investment grade corporate bonds, but we believe the sector could return to favor should economic conditions improve.

              Telecom Utility Portfolio (Federated Investors)

                For the six months ended July 31, 2001, the Telecom Utility
              Portfolio returned -5.89%. With respect to sector positioning, the fund's underweight position in communication services and overweight position in Utilities aided performance for the reporting period.

                Going forward, we anticipate that the portfolio's disciplined value methodology should continue to aid performance. With its value bias, the portfolio maintains core investments in both the Utility and Communication Services sectors for diversification and appreciation potential. We believe this barbell sector strategy allows for both income and growth opportunities. The portfolio continues to focus on stocks with quality earnings and strong balance sheets. At period end, the portfolio was positioned with 54.2% in Utilities, 18.7% in Technology, 16.4% in Energy, 5.7% in Cable and Media stocks and 5.0% in other sectors and cash.

              Equity Income Portfolio (U.S. Bancorp Piper Jaffray Asset Management)

                The Equity Income Portfolio performance benefited from its below average weight in the Technology sector for the period ended July 31, 2001. Investors continued to worry about weakening worldwide capital spending and the consequently lower revenue and earnings growth prospects for these companies within this sector. Although the Technology sector under-performed, selected portfolio holdings did well, including strong performances from Electronic Data Systems and IBM. Also adding to positive performance were the portfolio's Real Estate Investment Trust (REIT) holdings, reflecting investors continued preference for value and income-oriented stocks. Healthcare Realty Trust, Simon Property Group, Crescent Real Estate Equities Inc., Equity Residential Properties Trust and Kimco Realty Corp. were standout performers during the reporting period.

                Offsetting these positive contributions were poor performances from holdings in other sectors such as Consumer Staples. Weak performers included Kimberly-Clark, Colgate-Palmolive and Sara Lee. Other Financial Sector holdings such as American Express, Bank of New York, and Mellon Financial, detracted from overall performance

                The Portfolio continues to maintain its strategy of emphasizing dividend-paying stocks and market sectors such as Energy, Financials and Utilities. We maintain a significant underweight position in the Technology sector where few companies pay meaningful dividends.
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              Equity Index Portfolio (U.S. Bancorp Piper Jaffray Asset
              Management)

                The SunAmerica Equity Index Portfolio generated a return of
              -11.51% for the six-month period ending July 31, 2001. The benchmark S&P 500 Index returned -10.78% during the same period. The sharp decline of the Technology and Cyclical sectors drove much of the negative performance. The ten largest Portfolio holdings (and Index as well) as of July 31, 2001 were General Electric, Microsoft, Exxon/Mobil, Pfizer, Citigroup, Wal Mart, AOL Time Warner, Intel, AIG and IBM. The portfolio management team remains committed to very close tracking of its benchmark index, so that portfolio returns match the index returns before fees and expenses. As estimated using our risk management system, gross portfolio returns should be well within 0.1% per year of the Index.

              Growth-Income Portfolio (Alliance Capital Management L.P.)

                The Growth-Income Portfolio returned -12.53%, compared to the
              S&P 500 Index return of -10.78% for the period ending July 31, 2001. The portfolio's under-performance was primarily due to poor stock selection within the Technology sector, particularly in Computer Networking. Significant under-performers included Cisco Systems, Oracle, VERITAS, and BEA Systems. Positive contributors to the portfolio's performance included holdings in the Financial, Healthcare, and the Consumer Services sectors. Microsoft, Bank of America, American Standard, and Tenet Healthcare were among the standout performers for the reporting period.

                As of July 31, 2001, the Growth-Income portfolio was broadly diversified among 84 stocks across 10 economic sectors. Finance, Information Technology, Discretionary and Consumer Staples, and Healthcare represented 61.1% of the portfolio market value. The top ten positions were General Electric, Citigroup, Microsoft, Pfizer, Bank of America, Home Depot, AOL Time-Warner, SBC Communications, JP Morgan Chase, and BP.

              Federated Value Portfolio (Federated Investors)

                The Federated Value Portfolio returned -1.97% for the six month period ended July 31, 2001, which outperformed the S&P 500 Index return of -10.78% and the S&P/Barra Value Index return of -7.98%. Aiding performance relative to the S&P 500 Index, was an overweight position in Utilities and an underweight position and favorable security selection in Information Technology, including EDS (+15%), and Storage Technology (+7%). The portfolio also benefited from top positions in Financials such as Washington Mutual (+ 28%), Loews (+17%), Bank of America (+21%), and in Consumer Staples such as UST (+25%), Philip Morris (+6%), and Anheuser Busch (+1%). Offsetting these positive influences on relative performance were an underweight position in Materials and Healthcare, and unfavorable security selection in Utilities, including El Paso (-17%), Montana Power (-34%), and Worldcom (-33%).

              Davis Venture Value Portfolio (Davis Selected Advisor, L.P.)

                For the six-month period ended July 31, 2001 the Davis Venture
              Value Portfolio returned -10.96%, versus the benchmark S&P 500 Index return of -10.78%. The portfolio also trailed the Lipper Value Variable Annuity Funds, which returned -4.61% for the same period. The portfolio's Capital Goods and Financials positions provided the strongest results. Top performing individual companies were Household International, Lexmark International, and Philip Morris. A large part of the portfolio's underperformance versus the value benchmarks and peer group is attributable to our stock selection in the pharmaceutical and telecommunications industries.

                The Portfolio continues to reflect strategic allocations to financials, health care stocks, and select technology companies. These allocations reflect long-term investment themes, based on the strong influences of demographic trends, globalization, consolidation, and business capital spending trends. It is important to recognize that we have chosen to maintain exposures to businesses that we believe will fare better over full market cycles rather than attempt to rotate from sector to sector in the short term.
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              "Dogs" of Wall Street Portfolio (SunAmerica Asset Management
              Corp.)

                The "Dogs" of Wall Street Portfolio enjoyed positive performance during the six-month period ending July 31, 2001. The portfolio returned 5.21%, outperforming the Dow Jones Industrial Average and the S&P 500 Index which returned -2.54% and -10.78%, respectively.

                The portfolio seeks to maximize its total return through a passively managed strategy involving the annual selection of thirty high-dividend yielding common stocks from the Dow Jones Industrial Average and the broader market. The thirty stocks will consist of the ten highest yielding stocks in the Dow Jones Industrial Average and the twenty other highest yielding stocks of the largest industrial companies in the market. As of July 31, 2001 the portfolio's largest sector weightings were Consumer Discretionary (27.7%), Industrial and Commercial (18.6%) and Consumer Staples (15.6%). Top holdings in the portfolio included Johnson Controls, Inc. (4.7%), Bemis Co. Inc. (4.0%), Leggett & Platt, Inc. (4.0%) and Genuine Parts Co. (3.9%).

              Alliance Growth Portfolio (Alliance Capital Management L.P.)

                The Alliance Growth Portfolio returned -18.30% for the six month period ended July 31, 2001. The portfolio's performance was primarily due to both an overweight position in the financial sector and an underweight in the technology sector. The portfolio benefited from strong stock selection with positions in a number of companies, including UnitedHealth Group, Microsoft, Freddie Mac, and Household International. Cisco Systems, EMC, Nokia, and Honeywell lagged among the portfolios holdings during the reporting period.

                As of July 31, 2001, the portfolio held fifty-one stocks across nine economic sectors. Consumer Services, Financials, Healthcare, Industrial & Commercial and Technology represented 86.3% of the portfolio's market value. The top ten holdings were Pfizer, MBNA, Citigroup, Tyco, General Electric, AOL Time Warner, Kohls, Microsoft, Freddie Mac, and UnitedHealth Group.

              Goldman Sachs Research Portfolio (Goldman Sachs Asset Management)

                The Goldman Sachs Research Portfolio returned -18.15% for the six-month period ended July 31, 2001, compared to the -10.78% return of its benchmark, the S&P 500 Index. A major sell-off in technology stocks lead to poor performance in both the Index and the portfolio. However, market weakness was not limited to technology stocks. Only one of the 13 sectors in the Index, Materials (+1%), posted positive returns. The portfolio generated positive returns in two of the 13 sectors (Consumer Non-cyclical and Consumer Cyclical) as a result of favorable stock selection. Detractors from portfolio performance came from holdings in the Technology and Telecommunication sectors.

              MFS Growth and Income Portfolio (MFS Investment Management)

                The MFS Growth and Income Portfolio provided a total return of
              -11.62% for the six months ended July 31, 2001. This return compares to a -10.78% return by the S&P 500 Index over the same period. The primary reason the portfolio lagged the Index was our significant exposure to energy stocks. Despite our long-term conviction regarding the future prospects of energy stocks, many of the natural gas, oil services, and electric utilities stocks that performed well for the portfolio in the early part of 2001 have come under pressure in recent months due to concerns about stock valuations and increased oil reserves, which could lead to lower prices. The Healthcare sector also posted mixed results, although we have maintained our favorable outlook on many of these stocks, and increased several positions across a broad range of pharmaceutical stocks.

                We continue to see opportunities in companies with diversified revenue streams and dominant industry positions that we believe could further benefit when the economy recovers (examples include General Electric and United Technologies.) Finally, while the portfolio remained under-weighted in technology stocks relative to its benchmark, we added to a few high-quality names
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              such as Microsoft and IBM. We believe these types of companies are increasing market share, exhibiting high or improving returns on capital, and selling at reasonable valuations.

              Putnam Growth Portfolio (Putnam Investments)

                The Putnam Growth Portfolio returned -16.83% for the period ending July 31, 2001, under-performing the S&P 500 Index return of -10.78%. The portfolio's growth bias detracted from relative performance during the period. Its bias to faster-growing companies hindered performance, as investors did not want to pay higher multiples for future earnings in uncertain times. The greatest detractor from portfolio performance was technology, particularly software companies such as BEA Systems, VERITAS, and Microsoft, as well as communications services companies Comverse and Ciena. Both segments of the market were hurt over the past six months as technology spending dropped substantially. In addition, the portfolio's underweight position in the robust utilities sector also detracted from performance. Positive contributors to performance included PepsiCo (beverages), Viacom (broadcasting), and EchoStar (broadcasting).

                Going forward, we believe that the current environment of
              economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to focus on growth companies in sectors such as Healthcare and Consumer Staples with proven track records of growing profits even during unsettled economic times.

              Blue Chip Growth Portfolio (SunAmerica Asset Management Corp.)

                Thus far, 2001 has proved a challenging investment arena for equity investing. In this environment, the Blue Chip Growth Portfolio's returned -15.93% for the six months ended July 31, 2001, and under-performed the -10.78% return of the benchmark S&P 500 Index. During the six-month period, we continued to diversify the overall portfolio and focus on those sectors of the market that will benefit from an economic recovery. The portfolio's underperformance versus the S&P 500 Index was more a function of concentration in stocks that represent a large percentage of the Index, which did not perform well. As we continue to diversify the portfolio, we think performance may improve. And it is our contention that as economic conditions improve and earnings reaccelerate, long-term growth investing will return to favor. For this reason, we remain committed to our investment strategy.

              Real Estate Portfolio (Davis Selected Advisers, L.P.)

                For the six months ended July 31, 2001, the Real Estate
              Portfolio posted a return of 4.62%, under-performing the Wilshire Real Estate Securities Index return of 6.37%. The portfolio performed in line with the average for Lipper Real Estate Variable Annuity Funds return of 4.58%. Relative underperformance versus the benchmark Index was due to an under-weight position in healthcare real estate stocks, self-storage, and retail stocks. These property sectors had positive returns of 39%, 23%, and 19% on average, respectively.

                Our bias towards strong balance sheet companies also hurt our relative results, especially early in the reporting period. We have always placed great emphasis on balance sheets, even if it meant purchasing shares of companies with lower dividend yields. Our portfolios continue to reflect strategic allocations to industrial and residential property types, as evidenced by our top holdings such as CenterPoint Properties Trust (industrial), AvalonBay Communities (west coast residential), Archstone Communities Trust (metropolitan residential), and Vornado Realty Trust (industrial and office). We maintain a long-term investment outlook when selecting companies for the portfolio and in evaluating our success as managers. We are committed to seeking out high-quality, well-managed companies with strong long-term growth prospects at sensible prices, as we believe this is the best way to preserve and grow wealth in equities over the long term.
---------------------

---------------------

              Small Company Value Portfolio (U.S. Bancorp Piper Jaffray Asset Management)

                The Small Company Value Portfolio returned 9.31% for the period ending July 31, 2001, compared to a return of 7.22% for the benchmark Russell 2000 Value Index. The primary factor contributing to this relative out-performance was strong individual stock performance from our larger holdings within the following sectors: Autos/Transportation, Financial Services, Utilities, and Consumer Cyclicals. Standout portfolio holdings for the period included Radian Group, Alliant Techsystems Inc., Dura Automotive Systems, Regis Corporation, TCF Financial Corporation, and Steiner Leisure. The portfolio's overweight position in both Energy (primarily natural gas) and Cash was a slight negative offset to an otherwise strong period performance-wise. Despite a seasonally weak period for natural gas E&P and services companies, we are retaining our overweight position given strong company fundamentals and attractive stock valuations that do not reflect positive structural changes within the domestic market for natural gas. The portfolio's higher than normal Cash weighting of 13.8% was a function of adhering to our sell discipline by harvesting large holdings that achieved our fundamental price targets.

                Although we remain cautious on the Technology sector and have begun to add selectively within the Consumer Cyclical sector, there were no material changes to our sector weightings. The portfolio remains focused on companies with leading business franchises and strong balance sheets that have the management expertise to capitalize on market opportunities during this period of economic softness. We expect these companies to emerge in an improved competitive position when the economy begins to strengthen.

              MFS Mid-Cap Growth Portfolio (MFS Investment Management)

                For the six months ended July 31, 2001, the MFS Mid-Cap Growth
              Portfolio generated a total return of -20.80%, compared to a -18.83% return of the benchmark, Russell Mid Cap Growth Index. Performance over the period was very much a good news/bad news story. Although the portfolio's telecommunication holdings were minimized, overall performance was adversely affected by one of the worst technology market corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Other portfolio holdings that hurt performance included Energy (oil, natural gas exploration and production firms) and stocks related to content delivery over the Internet.

                On a positive note, a number of our largest holdings met or exceeded earnings expectations. For example, VeriSign, our largest holding as of the end of the period, is a dominant player in both security and domain names for the Internet. Portfolio investments initiated or increased over the period included Adobe Systems and Advanced Fibre Communications. A health care holding that also performed well over the period was CYTYC, a firm that develops and manufactures the ThinPrep Pap Test for cervical cancer screening.

                Looking ahead, our analysis points to higher demand over the next six months that may drive up the stock prices of Energy exploration and production firms. So we have actually added to our positions in this sector. We have also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations.

              Aggressive Growth Portfolio (SunAmerica Asset Management Corp.)

                The SunAmerica Aggressive Growth Portfolio returned -21.05%
              relative to the Russell 3000 Growth Index return of -21.50% for the six-month period ending July 31, 2001. While the portfolio experienced a difficult period, we continued to pursue its strategy of diversification with an emphasis on companies that have the ability to manage and achieve profit growth (albeit slower growth) throughout this uncertain period in the economy. The portfolio's investments in the consumer cyclical and staples sectors as well as the environmental, financial and selected transportation companies generally outperformed during the first half or the reporting period. While underweighted, positions in Technology and Telecommunications shares along with utilities
                                                           ---------------------

---------------------

              and energy stocks contributed to negative results that specifically affected performance in June and July. Our investments in the diversified Healthcare group were mixed. During most of this period, cash levels were above normal.

                We have recently purchased a small group of stocks that we call
              "recovery candidates," companies whose earnings are leveraged to the economy. We do look forward to better profit comparisons beginning in the fourth calendar quarter of 2001, and a better stock market environment as fiscal and monetary stimulus continues to provide the liquidity to turn the economy around.

              Growth Opportunities Portfolio (SunAmerica Asset Management Corp.)

                The Growth Opportunities Portfolio has significant exposure to mid-cap growth sectors of the market that were particularly hard hit during the period ending July 31, 2001. During the period, the portfolio declined -31.47% as compared to the Russell Midcap Growth Index which returned -23.3%. Growth securities, as well as small- and mid-cap issues, sold off sharply as investors sought a safer haven in fixed income instruments and more liquid securities.

                We continue to search for the most dynamic sectors of the
              economy, and to concentrate on owning the respective leaders in these groups. As a result, the portfolio focuses on companies with improving fundamentals and maintaining a high exposure to the growth sectors of the market. Our top holdings currently include Zions Bancorp, Tenet Healthcare, Eaton Vance and Cerner. At present, we have an overweight position in Healthcare, Financials and Consumer Discretionary stocks. We feel these groups are poised to outperform going forward.

              Marsico Growth Portfolio (Marsico Capital Management LLC)

                For the six months ended July 31, 2001, the Marsico Growth
              Portfolio returned -15.84% versus the S&P 500 Index return of -10.78%. The portfolio's primary sector allocations were in Consumer Discretionary (primarily retailing), Financial Services, Healthcare and Industrials. The portfolio continued to maintain relatively low allocations to the Technology sector, with only 10% of assets invested in this sector at the end of the of the reporting period.

                Positive contributors to performance came primarily from
              healthcare services, industrials and consumer staples. These holdings included stocks such as Tenet Healthcare, PepsiCo and General Dynamics. The under-weighted position in Technology helped protect the portfolio from losses. It should be noted, however, that Microsoft was the second best performing stock during the reporting period. Declines in EMC, Adobe and Corning detracted from portfolio performance. In addition, Financials (Merrill Lynch and Morgan Stanley) and Healthcare (Genentech and Merck) detracted from performance.

              International Growth and Income (Putnam Investments)

                For the six-month period ending July 31, 2001, the International
              Growth and Income Portfolio returned -16.07%, slightly ahead of the benchmark MSCI EAFE Index return of -6.12%.

                Out performance of the benchmark was driven by select stocks in
              Technology, Healthcare, Conglomerates, and Consumer Cyclicals sectors. The portfolio's country allocations were a mixed bag, although slightly positive for the reporting period. Portfolio performance was hampered by an over-weight position in Canada and underweight position in Finland. These declines, however, were offset by overweighting positions in the United Kingdom and Ireland and under-weighting positions in Sweden, Japan, and Hong Kong. Within sectors, the portfolio was restrained by underweighting Consumer Cyclicals and Consumer Staples, and an overall over-weight position in Technology.

                Looking ahead, we remain defensively positioned, with
              over-weight positions in the less volatile Consumer Staples, Materials, and Utilities sectors.
---------------------

---------------------

              Global Equities (Alliance Capital Management L.P.)

                The Global Equities Portfolio returned -20.25% for the period ending July 31, 2001. The portfolio's underperformance was largely due to the portfolio's growth stock orientation. Overweight positions and poor stock selection within the Technology, Consumer Services, and Healthcare sectors adversely affected performance. Portfolio holdings such as Sanmina, Solectron, Cisco Systems, United Pan-Europe Communications, and Vodafone all under-performed during the reporting period. Pfizer, Citigroup, Tyco, Bank of America, and MBNA were positive contributors to performance.

                As of July 31, 2001, the Global Equities portfolio held 70 stocks across 10 economic sectors. Financials, Consumer Services, Healthcare, and Technology represented 73% of the portfolio market value, and cash represented 1.3%. The top ten holdings were Citigroup, Pfizer, Tyco, Takeda Chemical, AOL Time Warner, Pharmacia, MBNA, General Electric, Dynegy, and Royal Bank of Scotland.

              International Diversified Equities Portfolio (Morgan Stanley Asset Management)

                The International Diversified Equities Portfolio generated a return of -15.71%, slightly outperforming the MSCI EAFE Index return of -16.26% for the six-month period ending July 31, 2001. Underweight allocations in the Technology, Media and Telecommunication sectors, and our continued focus on defensive sectors such as Consumer Staples, Utilities and Energy, drove our performance. We held a defensive cash position during the period and this helped relative performance as well.

                Our underweight position in the banking sector detracted from portfolio performance. We continue to believe, however, that earnings expectations for the banking sector, and global equities overall, are still too high and forward earnings estimates too optimistic. We also continue to hold an above-average cash position and to watch carefully for signs that the bear market is nearing its end. All three of our major decision factors (valuations, fundamentals and technicals) point to further weakness in global markets. Obviously markets are not as overvalued as they were a year ago, but they still look expensive by historical standards.

              Emerging Markets (Putnam Investments)

                The Emerging Markets Portfolio returned -18.05%, modestly ahead of the benchmark MSCI Emerging Markets Free Index, which returned -19.01% for the six-month period ending July 31, 2001. Stock selection in China, Taiwan, South Africa, Poland, and Hungary generated the bulk of the outperformance. Among sectors, stock selection was favorable in Financials, Capital Goods, and Communications Services stocks. Performance was negatively affected by stock selection in Korea, Russia, and Turkey, and poor results among holdings within Technology and Consumer Staples. Country allocations also detracted from portfolio performance. For example, gains from an overweight position in Mexico and under-weight positions in Argentina and India were more than offset by underweight positions in Chile, Malaysia, Turkey, and Indonesia.

                Going forward, we believe emerging-markets valuations are
              extremely attractive. In particular, demand for technology products and services should benefit Korea, Taiwan, Israel, and India. Latin American markets also offer opportunities amid low valuations resulting from the Argentine currency crisis.

              Technology Portfolio (Morgan Stanley Asset Management)

                The six-month period ending July 31, 2001 was a challenging period for all investors, but in particular for technology investors. The Technology Portfolio returned -44.27% for the reporting period. The NASDAQ, which is the market proxy for technology, lost about 27% and had been down as much as 35%. During the first quarter, 420 stocks in the NASDAQ Composite Index lost over 50% of their market value. New orders declined sharply in all segments of the sector as capital expenditures were sharply reduced, leading to a climate of great uncertainty about near-term business visibility.
                                                           ---------------------

---------------------

                Portfolio holdings during the period included names such as
              Nortel, JDS Uniphase, BEA Systems and VERITAS. These stocks fell more sharply than the broad averages which contributed to underperformance. An overweight position in both biotech and the communication tower companies detracted from performance as well. Both of these industry segments suffered the same degree of declines experienced elsewhere in the Technology sector. In addition, the portfolio held an underweight position in many of the large cap names that dominate the index and have performed relatively well, such as Microsoft, Dell, IBM and Intel. The portfolio is now invested in a mix of cyclical and more stable growth names.

              CONCLUSION

                We appreciate the opportunity to help you meet your long-term retirement goals and thank you for your investment in the SunAmerica Series Trust.

              Sincerely,

              /s/ JAY WINTROB
              Jay Wintrob
              Chairman and Chief Executive Officer
              Anchor National Life Insurance Company
              First SunAmerica Life Insurance Company

              September 19, 2001
              ---------------

               * Rough estimate of the blended benchmark return is calculated by adding 60% of the S&P 500's six-month return as of 7/31/01 (-10.8%) to 40% of the Lehman Brothers Aggregate Bond Index's six-month return as of 7/31/01 (4.23%)

              ** As of July 2, 2001, WM Advisors, Inc. replaced Goldman Sachs as the subadviser of the portfolio.

              Note: All portfolio performance figures quoted are for Class A shares in the SunAmerica Series Trust. They do not reflect fees and charges associated with the variable annuity. Annuities are long-term investment vehicles designed for retirement purposes. Early withdrawal may be subject to withdrawal charges and if taken prior to age 59 1/2, a 10% federal tax penalty may apply. Past performance is no guarantee of future results.

              Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments that concentrate on one economic sector or geographic region are generally subject to greater volatility than more diverse investments. International investing may involve special risks, such as foreign taxation, currency risks, risks associated with possible differences in financial standards and other monetary and political risks associated with future political and economic developments. Investments in high-yield bonds have a higher degree of risk than investment in investment grade bonds. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make principal and interest payments. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other entity.
---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CASH MANAGEMENT PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 99.3%                                  AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CERTIFICATES OF DEPOSIT -- 6.4%
                       Bayerische Landesbank Girozentrale 4.23% due 8/07/01........  $ 5,000,000   $   4,999,967
                       Canadian Imperial Holdings, Inc. 4.12% due 5/08/02..........    2,500,000       2,500,000
                       Commerzbank AG 3.63% due 9/28/01(1).........................   10,000,000       9,998,047
                       BNP Paribas New York 3.63% due 12/19/01(1)..................    2,000,000       2,000,342
                       Societe Generale NA, Inc. 4.05% due 7/30/02.................    5,000,000       5,000,000
                       Svenska Handelsbanken, Inc. 3.88% due 7/24/02...............    5,000,000       5,000,000
                       Toronto Dominion Holdings USA, Inc. 3.88% due 7/26/02.......    5,000,000       5,000,000
                       UBS AG Stamford Branch 3.86% due 6/21/02....................    5,000,000       5,005,167
                       Westdeutsche Landesbank Girozentrale 3.77% due 8/17/01(1)...    5,000,000       4,998,885
                                                                                                   -------------
                       TOTAL CERTIFICATES OF DEPOSIT (cost $44,496,727)............                   44,502,408
                                                                                                   -------------
                       COMMERCIAL PAPER -- 73.2%
                       ABB Treasury Center USA, Inc. 4.50% due 9/28/01.............    5,000,000       4,963,750
                       Allied Irish Banks NA 3.75% due 9/11/01.....................   10,000,000       9,957,292
                       American Family Financial Services, Inc. 3.64% due
                         11/07/01..................................................    5,000,000       4,952,633
                       American General Finance Corp. 3.94% due 8/06/01............   10,000,000       9,994,528
                       ANZ Delaware, Inc. 3.89% due 8/13/01........................   10,000,000       9,987,033
                       Aquinas Funding LLC 3.94% due 8/01/01.......................   27,000,000      27,000,000
                       AWB Finance Ltd. 3.65% due 10/05/01.........................   10,000,000       9,936,805
                       AWB Finance Ltd. 3.85% due 8/17/01..........................    5,000,000       4,991,444
                       Bellsouth Corp. 3.79% due 8/06/01...........................   10,000,000       9,994,736
                       Budget Funding Corp. 3.95% due 8/01/01......................   27,000,000      27,000,000
                       Campbell Soup Co. 3.80% due 8/27/01.........................    7,500,000       7,479,417
                       Coca-Cola Enterprises, Inc. 3.62% due 10/16/01..............    5,000,000       4,962,738
                       Corporate Receivables Corp. 3.55% due 12/21/01..............    5,000,000       4,931,367
                       Dexia Delaware LLC 3.74% due 9/13/01........................   10,000,000       9,955,328
                       Dexia Delaware LLC 3.87% due 8/03/01........................    5,000,000       4,998,925
                       Disney (Walt) Co. 4.00% due 9/07/01.........................    4,500,000       4,481,500
                       Disney (Walt) Co. 4.75% due 8/10/01.........................    5,000,000       4,994,062
                       Eiffel Funding LLC 3.78% due 1/07/02........................    3,576,000       3,519,773
                       Eksportfinans ASA 3.70% due 9/18/01.........................   10,000,000       9,950,667
                       General Dynamics Corp. 3.60% due 9/26/01....................    5,000,000       4,972,000
                       General Electric Capital Corp. 3.59% due 10/12/01...........    5,000,000       4,965,000
                       Goldman Sachs Group LP 4.02% due 8/03/01....................    5,000,000       4,998,883
                       Goldman Sachs Group LP 4.54% due 9/28/01....................    5,000,000       4,963,428
                       Great Lakes Chemical Corp. 3.66% due 10/12/01...............   10,000,000       9,927,400
                       Great West Life & Annuity Insurance Co. 3.56% due
                         10/31/01..................................................    5,000,000       4,955,006
                       Guardian Industries Corp. 4.48% due 9/10/01.................    5,000,000       4,975,111
                       Hitachi America Capital Ltd. 3.95% due 8/15/01..............    7,250,000       7,238,863
                       Homeside Lending, Inc. 3.96% due 8/06/01....................   10,000,000       9,994,500
                       Honeywell International, Inc. 3.63% due 9/21/01.............   10,000,000       9,948,575
                       ING America Insurance Holdings, Inc. 3.60% due 9/21/01......    4,000,000       3,979,600
                       ING America Insurance Holdings, Inc. 3.61% due 9/21/01......   10,000,000       9,948,858
                       ING America Insurance Holdings, Inc. 3.94% due 8/21/01......    3,750,000       3,741,792
                       Jefferson Pilot Corp. 3.90% due 8/29/01.....................   10,000,000       9,969,667
                       K2 USA LLC 3.75% due 2/15/02(1).............................    5,000,000       4,902,100
                       Knight Ridder, Inc. 4.50% due 9/11/01.......................    2,750,000       2,735,906
                       Landesbank Hessen-Thueringen Girozentrale 3.68% due
                         12/07/01..................................................    5,000,000       4,938,133
                       Lone Star Funding LLC 4.02% due 8/08/01.....................   10,000,000       9,992,183

                                                           ---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       COMMERCIAL PAPER (continued)
                       Marmon Holdings, Inc. 3.78% due 8/17/01.....................  $10,000,000   $   9,983,200
                       Metlife Funding, Inc. 3.58% due 9/20/01.....................   10,000,000       9,950,278
                       Monsanto Co. 3.75% due 10/05/01.............................    2,850,000       2,831,835
                       Monsanto Co. 4.25% due 10/12/01.............................    5,000,000       4,964,700
                       Monsanto Co. 4.50% due 8/29/01..............................    5,000,000       4,982,500
                       Morgan Stanley, Dean Witter & Co. 4.45% due 9/24/01.........    5,000,000       4,966,625
                       National Cooperative Services Corp. 3.70% due 9/21/01.......    2,500,000       2,486,896
                       Nationwide Life Insurance Co. 3.60% due 9/25/01.............   10,000,000       9,945,000
                       Newell Co. 3.93% due 8/01/01................................   27,000,000      27,000,000
                       Northwestern University 3.81% due 10/16/01..................    2,500,000       2,481,158
                       Oesterreichische Kontrollbank AG 3.80% due 8/07/01..........    5,450,000       5,446,548
                       ONEOK, Inc. 3.81% due 8/17/01...............................    5,000,000       4,991,533
                       Paccar Financial Corp. 3.80% due 10/26/01(1)................    3,800,000       3,800,000
                       Questar Corp. 3.62% due 10/05/01............................    5,000,000       4,968,131
                       Republic of Italy 3.90% due 12/06/01........................    5,000,000       4,938,087
                       Reseau Ferre de France 4.50% due 8/22/01....................    5,000,000       4,986,875
                       SBC Communications, Inc. 3.74% due 8/02/01..................   10,000,000       9,998,961
                       Scaldis & Scaldis LLC 3.65% due 11/30/01....................    2,500,000       2,470,170
                       Schering Corp. 3.61% due 10/19/01...........................    5,000,000       4,961,597
                       Sigma Finance, Inc. 3.56% due 12/18/01......................    5,000,000       4,932,816
                       Snap-On, Inc. 3.85% due 9/26/01.............................    5,000,000       4,970,056
                       Solvay Finance America, Inc. 3.97% due 8/01/01..............   27,000,000      27,000,000
                       Stanley Works Co. 3.62% due 9/27/01.........................    5,000,000       4,971,342
                       Stellar Funding Group, Inc. 4.00% due 11/13/01..............    2,939,000       2,908,859
                       Tannehill Capital Co. 3.69% due 10/12/01....................   10,000,000       9,925,800
                       Transamerica Finance Corp. 3.64% due 9/14/01................    5,000,000       4,977,756
                       Tribune Co. 3.72% due 9/13/01...............................    5,000,000       4,977,813
                       Unilever Capital Corp. 5.11% due 6/07/01(1).................    5,000,000       5,000,000
                       Verizon Global Funding Corp. 3.81% due 8/17/01..............   10,000,000       9,983,067
                       Wal-Mart Stores, Inc. 5.45% due 6/01/02.....................    5,000,000       5,062,500
                       Washington Post Co. 3.62% due 12/12/01......................    5,000,000       4,921,567
                                                                                                   -------------
                       TOTAL COMMERCIAL PAPER (cost $506,942,570)..................                  506,984,673
                                                                                                   -------------
                       CORPORATE SHORT-TERM NOTES -- 13.0%
                       American Express Centurion Bank 4.68% due 8/07/01(1)........    5,000,000       5,000,000
                       American Honda Finance Corp. 4.04% due 5/21/02..............    5,000,000       4,999,795
                       American Honda Finance Corp. 4.28% due 8/08/01(1)...........    5,000,000       5,000,000
                       Boeing Capital Corp. 6.60% due 10/18/01.....................    4,000,000       4,025,000
                       Canadian Wheat Board 3.60% due 11/29/01.....................    5,000,000       4,942,000
                       Caterpillar Financial Services Corp. 5.99% due 3/11/02......    2,000,000       2,027,500
                       Chase Manhattan Corp. 3.91% due 1/22/02.....................    5,000,000       5,005,670
                       Chase Manhattan Corp. 4.02% due 9/21/01(1)..................    5,000,000       5,004,755
                       Donaldson, Lufkin & Jenrette, Inc. 4.37% due 8/22/02........    5,000,000       5,017,250
                       First Chicago Corp. 3.83% due 9/26/01.......................    5,000,000       5,001,310
                       First Union National Bank 3.92% due 10/16/01(1).............    5,000,000       5,012,385
                       Firstar Bank NA 4.50% due 4/18/02...........................    2,500,000       2,512,500
                       Ford Motor Credit Co. 4.25% due 5/21/02.....................    5,000,000       5,001,150
                       General Motors Acceptance Corp. 4.40% due 8/01/01(1)........    5,350,000       5,348,417
                       Imperial Oil Ltd. 8.30% due 8/20/01.........................    3,000,000       3,008,788
                       M & I Bank Northeast 7.25% due 3/22/02......................    2,000,000       2,042,500
                       Money Store, Inc. 8.05% due 4/15/02.........................    2,000,000       2,052,500
                       National Rural Utilities Corp. 3.79% due 10/17/01(1)........    5,000,000       5,000,000
                       Ontario (Province of) 7.75% due 6/04/02.....................    2,500,000       2,578,125

---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                               AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES (continued)
                       Onyx Acceptance Auto Trust 4.03% due 10/15/01(1)............  $ 3,399,522   $   3,399,522
                       Quebec (Province of) 7.50% due 7/15/02......................    3,000,000       3,093,750
                       Salomon Smith Barney Holdings, Inc. 4.11% due 9/04/01(1)....    5,000,000       5,006,250
                                                                                                   -------------
                       TOTAL CORPORATE SHORT-TERM NOTES (cost $90,031,772).........                   90,079,167
                                                                                                   -------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.0%
                       Federal Home Loan Mortgage Corp. 3.59% due 10/12/01.........   10,000,000       9,925,000
                       Federal Home Loan Mortgage Corp. 3.62% due 10/04/01.........   10,000,000       9,937,500
                       Federal Home Loan Mortgage Corp. 3.98% due 5/23/02..........    5,000,000       4,856,250
                       Federal National Mortgage Association 3.83% due 8/23/01.....   10,000,000       9,976,594
                                                                                                   -------------
                       TOTAL FEDERAL AGENCY OBLIGATIONS (cost $34,677,369).........                   34,695,344
                                                                                                   -------------
                       MUNICIPAL BONDS -- 1.7%
                       Illinois Student Assistance Corp., Series B 3.81% due
                         8/01/01(1)................................................    4,000,000       4,000,000
                       Illinois Student Assistance Corp., Series D 3.81% due
                         8/01/01(1)................................................    3,000,000       3,000,000
                       Texas State General Obligation 3.81% due 8/01/01(1).........    4,445,000       4,445,000
                                                                                                   -------------
                       TOTAL MUNICIPAL BONDS (cost $11,445,000)....................                   11,445,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $687,593,438).............                  687,706,592
                                                                                                   -------------

                       REPURCHASE AGREEMENT -- 5.7%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 5.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 3.87%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $39,176,227 and collateralized by
                         $40,310,000 of Federal National Mortgage Association
                         Discount Notes, bearing interest at 3.34%, due 10/05/01
                         and having an approximate value of $39,957,288 (cost
                         $39,172,016)..............................................   39,172,016      39,172,016
                                                                                                   -------------
                       TOTAL INVESTMENTS --
                         (cost $726,765,454)                            105.0%                       726,878,608
                       Liabilities in excess of other assets --          (5.0)                       (34,665,244)
                                                                       ------                      -------------
                       NET ASSETS --                                    100.0%                     $ 692,213,364
                                                                       ======                      =============

              -----------------------------

              (1) Variable rate security; date shown reflects next reset date;
                  rate as of July 31, 2001

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    CORPORATE BOND PORTFOLIO               INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 93.8%                                          AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.8%
                       Apparel & Textiles -- 0.3%
                       GFSI, Inc., Series B 9.63% 2007.............................  $   200,000   $     152,500
                       Glenoit Corp. 11.00% 2007(1)................................       50,000           1,000
                       Levi Strauss & Co. 11.63% 2008..............................      300,000         288,000
                       Pillowtex Corp. 9.00% 2007(1)...............................       75,000             750
                       Pillowtex Corp. 10.00% 2006(1)..............................      175,000           1,750
                       Polymer Group, Inc., Series B 8.75% 2008....................      150,000          58,500
                       Polymer Group, Inc., Series B 9.00% 2007....................      250,000          97,500

                       Automotive -- 1.8%
                       Accuride Corp., Series B 9.25% 2008.........................      225,000         141,750
                       Aftermarket Technology Corp. 12.00% 2004....................      200,000         202,250
                       American Axle & Manufacturing, Inc. 9.75% 2009..............      350,000         360,500
                       Arvin Capital I 9.50% 2027..................................    1,000,000         998,490
                       Arvin Industries, Inc. 7.13% 2009...........................      200,000         180,746
                       Eagle-Picher Industries, Inc. 9.38% 2008....................      300,000         202,500
                       Ford Motor Co. 7.45% 2031...................................      780,000         786,887
                       General Motors Corp. 9.45% 2011.............................      250,000         298,580
                       Hayes Lemmerz International, Inc. 11.88% 2006*..............      125,000         126,875
                       JL French Automotive Castings, Inc., Series B 11.50% 2009...      150,000          51,000
                       Lear Corp. 9.50% 2006.......................................      125,000         130,963
                       Lear Corp., Series B 8.11% 2009.............................      625,000         630,987
                       Oxford Automotive, Inc., Series D 10.13% 2007...............      200,000         117,000

                       Housing -- 0.3%
                       American Builders & Contractors Supply Co., Inc., Series B
                         10.63% 2007...............................................       75,000          71,063
                       Formica Corp., Series B 10.88% 2009.........................      175,000          84,000
                       NCI Building Systems, Inc., Series B 9.25% 2009.............      300,000         282,000
                       Nortek, Inc. 9.13% 2007.....................................      150,000         146,250
                       Sleepmaster LLC, Series B 11.00% 2009.......................      250,000         150,000

                       Retail -- 6.4%
                       American Greetings Corp. 11.75% 2008*.......................      100,000          96,500
                       Boyds Collection Ltd., Series B 9.00% 2008..................       89,000          88,555
                       Buhrmann US, Inc. 12.25% 2009...............................      325,000         312,406
                       CVS Corp. 5.63% 2006........................................    1,500,000       1,497,375
                       Federated Department Stores, Inc. 8.13% 2002................    1,250,000       1,300,350
                       Jitney-Jungle Stores of America, Inc. 10.38% 2007(1)........      125,000              13
                       Jostens, Inc. 12.75% 2010...................................      225,000         227,813
                       KMart Corp. 9.38% 2006......................................      100,000         100,000
                       Kroger Co. 7.25% 2009.......................................    1,950,000       2,046,607
                       May Department Stores Co. 9.88% 2021........................    1,500,000       1,572,615
                       Michaels Stores, Inc. 9.25% 2009*...........................      200,000         205,000
                       Sealy Mattress Co. 9.88% 2007...............................       50,000          49,500
                       Sealy Mattress Co., Series B zero coupon 2007(2)............      375,000         309,375
                       Sears, Roebuck & Co. 10.00% 2012............................    1,300,000       1,602,341
                       ShopKo Stores, Inc. 9.25% 2022(3)...........................    1,300,000         747,500

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       Target Corp. 7.50% 2005.....................................  $ 2,500,000   $   2,683,522
                       TJX Cos., Inc. 7.45% 2009...................................    2,000,000       2,031,596
                       U.S. Office Products Co. 9.75% 2008(1)......................      300,000          15,000
                                                                                                   -------------
                                                                                                      20,447,909
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.1%

                       Food, Beverage & Tobacco -- 1.4%
                       Agrilink Foods, Inc. 11.88% 2008............................      375,000         352,969
                       Anheuser-Busch Cos., Inc. 7.00% 2005........................      250,000         257,890
                       Anheuser-Busch Cos., Inc. 7.10% 2007........................      325,000         342,985
                       Carrols Corp. 9.50% 2008....................................      150,000         133,500
                       Constellation Brands, Inc. 8.00% 2008*......................      300,000         300,000
                       Del Monte Corp. 9.25% 2011*.................................      350,000         362,250
                       Dominos, Inc., Series B 10.38% 2009.........................      400,000         415,500
                       Eagle Family Foods, Inc. 8.75% 2008.........................      250,000         150,313
                       Fred Meyer, Inc. 7.45% 2008.................................      250,000         262,680
                       Michael Foods, Inc. 11.75% 2011.............................      400,000         416,000
                       Nebco Evans Holding Co. zero coupon 2007(2).................      125,000             156
                       New World Pasta Co. 9.25% 2009..............................       75,000          46,125
                       Royster-Clark, Inc. 10.25% 2009.............................      175,000         113,750
                       Volume Services America, Inc. 11.25% 2009...................      100,000          94,000
                       Household Products -- 0.7%
                       Alberto-Culver Co. 8.25% 2005...............................    1,000,000       1,077,990
                       Chattem, Inc., Series B 8.88% 2008..........................      175,000         159,250
                       NBTY, Inc., Series B 8.63% 2007.............................      100,000          97,500
                       Playtex Products, Inc. 9.38% 2011...........................      200,000         205,500
                       Revlon Consumer Products Corp. 8.63% 2008...................      400,000         202,000
                                                                                                   -------------
                                                                                                       4,990,358
                                                                                                   -------------
                       EDUCATION -- 0.9%

                       Education -- 0.9%
                       Boston University, Series A 7.63% 2097......................    2,000,000       2,030,046
                                                                                                   -------------
                       ENERGY -- 4.2%

                       Energy Services -- 0.7%
                       Continental Resources, Inc. 10.25% 2008.....................      125,000         108,750
                       ISG Resources, Inc. 10.00% 2008.............................      200,000         109,250
                       Lone Star Technologies, Inc. 9.00% 2011*....................      350,000         336,000
                       Tosco Corp. 8.13% 2030......................................      700,000         786,974
                       Veritas DGC, Inc., Series C 9.75% 2003......................      250,000         253,125

                       Energy Sources -- 3.5%
                       Calpine Corp. 8.50% 2011....................................    1,025,000       1,034,430
                       Coastal Corp. 9.75% 2003....................................      250,000         270,678
                       Enterprise Oil PLC 7.00% 2018...............................      750,000         740,730
                       Forest Oil Corp. 10.50% 2006................................      150,000         157,875
                       Husky Oil Co. 7.13% 2006....................................    1,600,000       1,670,800
                       Husky Oil Co. 7.55% 2016....................................    1,000,000         997,500
                       Pogo Producing Co., Series B 10.38% 2009....................      200,000         214,000
                       Sunoco, Inc. 9.00% 2024.....................................    1,750,000       2,008,940

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources (continued)
                       Union Pacific Resources Group, Inc. 7.00% 2006..............  $   500,000   $     525,245
                       Utilicorp United, Inc. 7.95% 2011...........................      500,000         516,925
                                                                                                   -------------
                                                                                                       9,731,222
                                                                                                   -------------
                       FINANCE -- 22.8%

                       Banks -- 4.5%
                       ABN Amro Holdings NV 7.30% 2026.............................      500,000         492,780
                       Ahmanson (HF) & Co. 7.88% 2004..............................      750,000         802,762
                       Barclays Bank PLC 8.55% 2011*(4)............................      915,000       1,013,244
                       Capital One Bank 6.88% 2006.................................    1,500,000       1,506,855
                       City National Bank 6.38% 2008...............................    1,225,000       1,160,896
                       Corporacion Andina De Fomento 7.38% 2011....................    1,185,000       1,232,838
                       Firstbank Puerto Rico 7.63% 2005............................      750,000         751,227
                       National Bank of Canada, Series B 8.13% 2004................    1,850,000       1,995,798
                       Santander Financial Issuances Ltd. 7.25% 2015...............    1,000,000       1,000,810
                       Swedbank 7.50% 2006*(4).....................................      500,000         518,172
                       Financial Services -- 13.4%
                       125 Home Loan Owner Trust, Series 1998-1A, Class B 9.26%
                         2029*(3)(5)...............................................    1,250,000       1,277,930
                       Alamosa Delaware, Inc. 12.50% 2011*.........................       75,000          71,813
                       Amvescap PLC 6.60% 2005.....................................    2,400,000       2,441,210
                       Caithness Coso Funding Corp., Series B 9.05% 2009...........      400,000         390,500
                       Capital One Financial Corp. 7.13% 2008......................      300,000         279,483
                       Continental Global Group, Inc., Series B 11.00% 2007........      150,000          66,000
                       Delphi Funding LLC, Series A 9.31% 2027.....................      800,000         613,144
                       Donaldson, Lufkin & Jenrette, Inc. 6.88% 2005...............      500,000         523,210
                       Fertinitro Finance, Inc. 8.29% 2020*........................    1,005,000         715,862
                       Fidelity Investments 7.57% 2029*............................    2,200,000       2,362,492
                       Ford Credit Co. 7.38% 2009..................................    1,500,000       1,575,750
                       General Motors Acceptance Corp. 6.75% 2002..................      600,000         618,918
                       GS Escrow Corp. 7.13% 2005..................................      775,000         766,862
                       Lehman Brothers Holdings, Inc. 7.88% 2010...................      250,000         271,788
                       Lehman Brothers Holdings, Inc., Series F 7.00% 2003.........      450,000         467,553
                       Merrill Lynch & Co., Inc. 5.50% 2029(3)(5)..................      187,572         168,815
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,250,000       1,233,675
                       Merrill Lynch & Co., Inc. 7.38% 2006........................    1,250,000       1,346,862
                       Morgan Stanley, Dean Witter & Co. 7.13% 2003................    2,250,000       2,337,367
                       Normandy Finance Ltd. 7.50% 2005*...........................    1,150,000       1,128,380
                       Pemex Project Funding Master Trust 9.13% 2010*..............    2,250,000       2,351,250
                       PNC Funding Corp. 7.50% 2009................................    2,000,000       2,153,680
                       Qwest Capital Funding, Inc. 7.25% 2011*.....................      250,000         254,508
                       Qwest Capital Funding, Inc. 7.75% 2031*.....................      875,000         886,287
                       Regional Diversified Funding Ltd. 9.25% 2030*...............    2,500,000       2,596,915
                       Resolution Funding Corp. zero coupon 2021...................      640,000         195,290
                       Russell-Stanley Holdings, Inc. 10.88% 2009(1)...............       75,000           7,500
                       Salomon, Inc. 7.20% 2004....................................      525,000         553,912
                       Trizec Finance Ltd. 10.88% 2005.............................      200,000         208,000
                       Waddell & Reed Financial, Inc. 7.50% 2006...................    1,250,000       1,287,262
                       Washington Mutual, Inc. 7.50% 2006..........................    1,500,000       1,615,710
                       Yell Finance BV 10.75% 2011.................................      175,000         177,625
                       Yell Finance BV 13.50% 2011.................................      350,000         182,000

                       Insurance -- 4.9%
                       CNA Financial Corp. 6.95% 2018..............................      500,000         438,930
                       Continental Corp. 7.25% 2003................................      750,000         760,665
                       Delphi Financial Group, Inc. 8.00% 2003.....................    1,250,000       1,285,575
                       Equitable Life Assurance Society USA 7.70% 2015*............    1,000,000       1,082,860

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Geico Corp. 9.15% 2021......................................  $ 2,200,000   $   2,310,242
                       Life Re Capital Trust 8.72% 2027*...........................    1,000,000       1,030,600
                       Marsh & McLennan Cos., Inc. 7.13% 2009......................    1,500,000       1,578,144
                       Reinsurance Group America, Inc. 7.25% 2006*.................      500,000         526,812
                       Union Central Life Insurance 8.20% 2026*(3).................    1,250,000       1,078,125
                       USF&G Capital II, Series B 8.47% 2027(3)....................      850,000         883,617
                       USF&G Capital III 8.31% 2046*...............................      250,000         252,603
                                                                                                   -------------
                                                                                                      52,831,108
                                                                                                   -------------
                       HEALTHCARE -- 3.6%

                       Drugs -- 0.7%
                       American Home Products Corp. 6.25% 2006.....................    1,500,000       1,547,100

                       Health Services -- 2.0%
                       Alliance Imaging, Inc. 10.38% 2011*.........................      400,000         416,000
                       Davita, Inc. 9.25% 2011*....................................      100,000         104,500
                       HCA-The Healthcare Co. 6.91% 2005...........................      300,000         298,500
                       HCA-The Healthcare Co. 8.75% 2010...........................      300,000         324,000
                       Magellan Health Services, Inc. 9.38% 2007*..................      200,000         205,500
                       Manor Care, Inc. 8.00% 2008.................................      300,000         309,000
                       Tenet Healthcare Corp. 8.00% 2005...........................      450,000         477,000
                       Tenet Healthcare Corp., Series B 8.13% 2008.................    1,050,000       1,107,750
                       Triad Hospitals, Inc. 8.75% 2009*...........................      200,000         206,750
                       UnitedHealth Group, Inc. 7.50% 2005.........................    1,000,000       1,061,050
                       Vanguard Health Systems, Inc. 9.75% 2011*...................      125,000         127,500

                       Medical Products -- 0.9%
                       Conmed Corp. 9.00% 2008.....................................      250,000         248,125
                       Guidant Corp. 6.15% 2006....................................    1,000,000         991,080
                       Hanger Orthopedic Group, Inc. 11.25% 2009...................      150,000          82,500
                       Hudson Respiratory Care, Inc. 9.13% 2008....................      275,000         137,500
                       Kinetic Concepts, Inc., Series B 9.63% 2007.................      400,000         378,000
                       Owens & Minor, Inc. 8.50% 2011..............................      250,000         255,000
                                                                                                   -------------
                                                                                                       8,276,855
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 5.3%

                       Aerospace & Military Technology -- 0.4%
                       Alliant Techsystems, Inc. 8.50% 2011*.......................       75,000          77,625
                       Fairchild Corp. 10.75% 2009.................................      225,000         181,125
                       Lockheed Martin Corp. 8.20% 2009............................      500,000         558,530
                       Business Services -- 3.1%
                       Albecca, Inc. 10.75% 2008...................................      200,000         200,000
                       Allied Waste North America, Inc., Series B 7.63% 2006.......      500,000         500,000
                       Allied Waste North America, Inc., Series B 10.00% 2009......    1,000,000       1,045,000
                       BRL Universal Equipment Corp. 8.88% 2008....................      250,000         250,000
                       Dresser, Inc. 9.38% 2011*...................................      350,000         354,375
                       International Utility Structures, Inc. 10.75% 2008..........       50,000          30,063
                       SITEL Corp. 9.25% 2006......................................      250,000         212,500
                       SMFC TRUST 7.76% 2025(3)(5).................................      189,122         149,242
                       United Rentals, Inc. 10.75% 2008*...........................      375,000         397,500
                       United Rentals, Inc., Series B 9.00% 2009...................      150,000         141,750
                       URS Corp., Series B 12.25% 2009.............................       75,000          76,687
                       Waste Management, Inc. 7.13% 2007...........................    2,175,000       2,230,810
                       Waste Management, Inc. 8.75% 2018...........................      850,000         898,714

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       WCI Communities, Inc. 10.63% 2011*..........................  $   350,000   $     372,750
                       WESCO Distribution, Inc., Series B 9.13% 2008...............      400,000         380,000
                       Machinery -- 0.4%
                       AGCO Corp. 9.50% 2008*......................................      350,000         348,250
                       Briggs & Stratton Corp. 8.88% 2011*.........................      150,000         154,883
                       Clark Material Handling Corp., Series D 10.75% 2006(1)......      100,000           2,000
                       Columbus McKinnon Corp. 8.50% 2008..........................      300,000         271,500
                       NationsRent, Inc. 10.38% 2008...............................      125,000          25,000
                       Simonds Industries, Inc. 10.25% 2008........................      150,000         104,625
                       Woods Equipment Co., Series B 12.00% 2009...................      100,000          10,000
                       Multi-Industry -- 0.7%
                       Blount, Inc. 13.00% 2009....................................      300,000         174,000
                       Cabot Safety Corp. 12.50% 2005..............................      150,000         151,313
                       Fisher Scientific International, Inc. 9.00% 2008............      600,000         602,250
                       Foamex LP 9.88% 2007........................................      125,000          77,812
                       Foamex LP 13.50% 2005.......................................      150,000         123,000
                       Hexcel Corp. 7.00% 2003.....................................      150,000         135,570
                       Hexcel Corp. 9.75% 2009.....................................      325,000         310,375
                       Tekni-Plex, Inc., Series B 12.75% 2010......................      150,000         131,250
                       Transportation -- 0.7%
                       Allied Holdings, Inc., Series B 8.63% 2007..................      225,000         123,750
                       Ameritruck Distribution Corp., Series B 12.25% 2005(1)(3)...      100,000               0
                       Burlington Northern Santa Fe Railway Corp., Series 99-2
                         7.57% 2021................................................      514,457         548,144
                       Gearbulk Holdings Ltd. 11.25% 2004..........................      300,000         304,500
                       Holt Group, Inc. 9.75% 2006(1)..............................      100,000           3,000
                       Railworks Corp. 11.50% 2009.................................      150,000          38,250
                       Stena AB 8.75% 2007.........................................      375,000         337,969
                       Stena AB 10.50% 2005........................................      150,000         147,937
                       Teekay Shipping Corp. 8.88% 2011*...........................      100,000         102,625
                                                                                                   -------------
                                                                                                      12,284,674
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 13.9%
                       Broadcasting & Media -- 9.6%
                       Acme Television LLC 10.88% 2004.............................      325,000         315,250
                       Advanstar Communications, Inc. 12.00% 2011..................      200,000         204,000
                       Advanstar, Inc. zero coupon 2011(2).........................       75,000          40,500
                       AMFM Operating, Inc. 12.63% 2006............................       31,700          34,712
                       AOL Time Warner, Inc. 6.75% 2011............................    1,000,000       1,011,280
                       CF Cable TV, Inc. 9.13% 2007................................      500,000         553,585
                       Charter Communications Holdings LLC zero coupon 2011(2).....    1,300,000         802,750
                       Charter Communications Holdings LLC zero coupon 2011(2).....      925,000         626,688
                       Clear Channel Communications, Inc. 7.65% 2010...............    1,740,000       1,852,578
                       Comcast Cable Communications Corp. 8.50% 2027...............      500,000         554,950
                       Continental Cablevision, Inc. 9.50% 2013....................    1,950,000       2,168,497
                       Cox Communications, Inc. 6.69% 2004.........................    1,305,000       1,349,187
                       Crown Castle International Corp. zero coupon 2011#(2).......      425,000         255,000
                       Crown Castle International Corp. zero coupon 2011#(2).......      350,000         217,000
                       CSC Holdings, Inc. 9.25% 2005...............................      325,000         333,531
                       CSC Holdings, Inc. 9.88% 2006...............................      100,000         103,000
                       Diamond Cable Communications PLC zero coupon 2007(2)........      150,000          73,500
                       Diamond Holdings PLC 9.13% 2008.............................      100,000          69,000
                       Echostar Broadband Corp. 10.38% 2007........................      100,000         104,125
                       Echostar DBS Corp. 9.38% 2009...............................      625,000         638,281
                       Fox Sports Networks LLC zero coupon 2007(2).................      375,000         354,375

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Garden State Newspapers, Inc., Series B 8.75% 2009..........  $   200,000   $     191,000
                       Harcourt General, Inc. 6.70% 2007...........................    2,000,000       1,996,200
                       Hollinger International Publishing, Inc. 9.25% 2007.........      125,000         125,625
                       LIN Television Corp. 8.00% 2008*............................      150,000         144,750
                       News America Holdings, Inc. 7.90% 2095......................      450,000         422,352
                       News America Holdings, Inc. 8.00% 2016......................      650,000         664,892
                       News America Holdings, Inc. 10.13% 2012.....................      750,000         817,117
                       Orion Network Systems, Inc. 11.25% 2007.....................      200,000          82,000
                       Paramount Communications, Inc. 8.25% 2022...................    1,800,000       1,891,476
                       Pegasus Satellite Communications, Inc. zero coupon
                         2007(2)...................................................      400,000         226,000
                       Primedia, Inc. 8.88% 2011*..................................      150,000         143,250
                       Quebecor Media, Inc. 11.13% 2011*...........................      225,000         237,375
                       Quebecor Media, Inc. zero coupon 2011(2)....................      200,000         118,000
                       RCN Corp., Series B zero coupon 2007(2).....................       78,000          22,620
                       Sinclair Broadcast Group, Inc. 8.75% 2007...................      300,000         293,250
                       Sinclair Broadcast Group, Inc. 9.00% 2007...................      325,000         319,312
                       Telewest Communications PLC zero coupon 2009(2).............      125,000          57,500
                       Telewest Communications PLC 11.00% 2007.....................      525,000         420,000
                       UIH Australia Pacific, Inc., Series B 14.00% 2006...........      200,000          56,000
                       United GlobalCom, Inc. zero coupon 2008(2)..................      350,000         112,875
                       United Pan-Europe Communications NV, Series B zero coupon
                         2009(2)...................................................      600,000         111,000
                       United Pan-Europe Communications NV, Series B zero coupon
                         2009(2)...................................................      150,000          27,750
                       Univision Communications, Inc. 7.85% 2011*..................    2,000,000       2,063,640
                       XM Satellite Radio, Inc. 14.00% 2010........................      125,000          78,125
                       Ziff Davis Media, Inc. 12.00% 2010..........................       75,000          40,500
                       Leisure & Tourism -- 4.3%
                       Advantica Restaurant Group, Inc. 11.25% 2008................      100,000          61,500
                       AMF Bowling Worldwide, Inc. 12.25% 2006(1)..................      197,000          14,283
                       Continental Airlines, Inc., Series 974B 6.90% 2017..........      728,797         715,977
                       Continental Airlines, Inc., Series 99-2 7.73% 2011..........      269,862         283,617
                       Courtyard by Marriott II Ltd., Series B 10.75% 2008.........      200,000         206,750
                       Delta Air Lines, Inc. 7.92% 2010............................      750,000         799,650
                       Delta Air Lines, Inc. 8.30% 2029............................      650,000         595,936
                       Felcor Lodging LP 8.50% 2011*...............................      325,000         313,625
                       Florida Panthers Holdings, Inc. 9.88% 2009..................      225,000         229,500
                       Hilton Hotels Corp. 7.63% 2008..............................       50,000          49,718
                       HMH Properties, Inc., Series B 7.88% 2008...................      650,000         622,375
                       HMH Properties, Inc., Series C 8.45% 2008...................      200,000         197,500
                       International Speedway Corp. 7.88% 2004.....................    2,250,000       2,357,854
                       Northwest Airlines Corp. 8.07% 2019.........................      597,020         656,895
                       Premier Parks, Inc. zero coupon 2008(2).....................      650,000         542,750
                       Premier Parks, Inc. 9.75% 2007..............................      350,000         358,750
                       Southwest Airlines Co. 7.38% 2027...........................      215,000         209,852
                       True Temper Sports, Inc., Series B 10.88% 2008..............      175,000         181,125
                       United AirLines, Inc., Series 00-1 7.73% 2010...............    1,400,000       1,486,884
                                                                                                   -------------
                                                                                                      32,208,939
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 10.4%

                       Computers & Business Equipment -- 0.9%
                       Anteon Corp. 12.00% 2009....................................      175,000         169,750
                       Dell Computer Corp. 7.10% 2028..............................    2,000,000       1,869,680

                       Computer Services -- 0.6%
                       UNISYS Corp. 8.13% 2006.....................................    1,350,000       1,312,875

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 0.0%
                       Amphenol Corp. 9.88% 2007...................................  $    90,000   $      95,400
                       Internet Software -- 0.0%
                       PSINet, Inc. 11.00% 2009(1).................................      150,000           8,250
                       PSINet, Inc. 11.50% 2008(1).................................      100,000           5,500
                       PSINet, Inc., Series B 10.00% 2005(1).......................      200,000          11,000

                       Telecommunications -- 8.9%
                       Adaptec, Inc. 4.75% 2004....................................    1,050,000         926,625
                       Airgate PCS, Inc. zero coupon 2009(2)(5)....................      575,000         368,000
                       Alamosa PCS Holdings, Inc. zero coupon 2010(2)..............      625,000         321,875
                       American Tower Corp. 9.38% 2009.............................      325,000         300,625
                       Anixter, Inc. 8.00% 2003....................................    1,800,000       1,867,212
                       Asia Global Crossing Ltd. 13.38% 2010.......................      100,000          78,000
                       AT&T Wireless Services, Inc. 7.88% 2011*....................      450,000         471,758
                       CenturyTel, Inc., Series H 8.38% 2010.......................    1,760,000       1,910,762
                       Citizens Communications Co. 6.80% 2026......................    1,100,000       1,109,416
                       Citizens Communications Co. 9.25% 2011......................      800,000         884,137
                       Dolphin Telecom PLC, Series B zero coupon 2009(2)...........      200,000           2,000
                       Fairchild Semiconductor International, Inc. 10.38% 2007.....      125,000         124,375
                       Global Crossing Holdings Ltd. 9.50% 2009....................      475,000         358,625
                       Intermedia Communications, Inc., Series B 8.60% 2008........      200,000         212,290
                       LCI International, Inc. 7.25% 2007..........................      650,000         665,301
                       Level 3 Communications, Inc. zero coupon 2008(2)............      300,000         102,000
                       Level 3 Communications, Inc. 9.13% 2008.....................      925,000         499,500
                       McLeodUSA, Inc. zero coupon 2007(2).........................      650,000         318,500
                       McLeodUSA, Inc. 8.38% 2008..................................      100,000          47,500
                       Metronet Communications Corp. 10.63% 2008...................    1,100,000       1,215,500
                       Metronet Communications Corp. 12.00% 2007...................      500,000         551,250
                       Millicom International Cellular SA 13.50% 2006..............      300,000         261,000
                       Nextel Communications, Inc. zero coupon 2008(2).............      500,000         345,000
                       Nextel Communications, Inc. 9.38% 2009......................    1,125,000         926,719
                       Nextel International, Inc. zero coupon 2008(2)..............       75,000          14,250
                       NTL Communications Corp., Series B zero coupon 2008(2)......      975,000         438,750
                       NTL, Inc. 11.50% 2006.......................................      425,000         278,375
                       NTL, Inc., Series B zero coupon 2008(2).....................      525,000         225,750
                       Rogers Cantel, Inc. 8.80% 2007..............................       75,000          71,437
                       Rogers Wireless, Inc. 9.63% 2011............................      400,000         405,000
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................    2,000,000       1,929,468
                       Telecommunications Techniques LLC 9.75% 2008................      375,000         300,000
                       Tritel PCS, Inc. zero coupon 2009(2)........................      325,000         208,000
                       Triton PCS, Inc. zero coupon 2008(2)........................      450,000         376,875
                       Triton PCS, Inc. 9.38% 2011.................................      175,000         174,125
                       Viatel, Inc. zero coupon 2008(1)(2).........................      450,000           4,500
                       Voicestream Wireless Corp. zero coupon 2009(2)..............      575,000         478,687
                       Winstar Communications, Inc. zero coupon 2010(1)(2).........      300,000           1,500
                       WorldCom, Inc. 7.50% 2011...................................    1,750,000       1,775,725
                       Xo Communications, Inc. zero coupon 2009(2).................      900,000         162,000
                                                                                                   -------------
                                                                                                      24,184,867
                                                                                                   -------------
                       MATERIALS -- 6.6%

                       Chemicals -- 0.8%
                       General Chemical Industrial Products, Inc. 10.63% 2009......      100,000          56,000
                       Huntsman Corp. 9.50% 2007*..................................      175,000          78,750
                       Huntsman ICI Chemicals LLC 10.13% 2009......................      250,000         243,750
                       Lyondell Chemical Co. 10.88% 2009...........................      675,000         675,000
                       Reliance Industries Ltd. 8.25% 2027*........................      500,000         520,000

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Chemicals (continued)
                       Texas Petrochemicals Corp. 11.13% 2006......................  $   175,000   $     153,125
                       United Industries Corp. 9.88% 2009..........................       75,000          57,750

                       Forest Products -- 2.1%
                       Amscan Holdings, Inc. 9.88% 2007............................      175,000         154,000
                       Donohue Forest Products, Inc. 7.63% 2007....................    1,150,000       1,202,032
                       Georgia-Pacific Corp. 7.50% 2006............................      100,000         101,979
                       Georgia-Pacific Corp. 8.13% 2011............................       75,000          76,788
                       Owens-Illinois, Inc. 7.15% 2005.............................      675,000         583,875
                       Owens-Illinois, Inc. 8.10% 2007.............................       75,000          63,375
                       Pliant Corp. 13.00% 2010....................................      150,000         109,125
                       Pope & Talbot, Inc. 8.38% 2013..............................      250,000         230,937
                       Quno Corp. 9.13% 2005.......................................    1,500,000       1,548,255
                       Riverwood International Corp. 10.63% 2007*..................      225,000         231,750
                       Sealed Air Corp. 8.75% 2008*................................      225,000         225,000
                       Stone Container Corp. 9.75% 2011*...........................      225,000         234,000

                       Metals & Minerals -- 3.7%
                       AEI Resources, Inc. 10.50% 2005*(1).........................      200,000         136,000
                       AEI Resources, Inc. 11.50% 2006*(1).........................      150,000          52,500
                       Barrick Gold Corp. 7.50% 2007...............................    1,807,000       1,885,984
                       Euramax International Ltd. 11.25% 2006......................      350,000         280,000
                       Inco Ltd. 9.60% 2022(5).....................................    1,460,000       1,536,285
                       Metals USA, Inc. 8.63% 2008.................................      125,000          85,000
                       MMI Products, Inc., Series B 11.25% 2007....................      200,000         190,000
                       Neenah Corp., Series B 11.13% 2007..........................      250,000         135,000
                       Neenah Corp., Series F 11.13% 2007..........................      125,000          67,500
                       Noranda, Inc. 8.13% 2004....................................    1,250,000       1,298,962
                       Placer Dome, Inc., Series B 8.50% 2045......................    1,870,000       1,616,391
                       Republic Technologies International LLC 13.75% 2009.........      150,000          15,000
                       Ryerson Tull, Inc. 9.13% 2006...............................      100,000          92,875
                       Santa Fe Pacific Gold Corp. 8.38% 2005......................      225,000         231,260
                       U.S. Steel LLC 10.75% 2008..................................      175,000         175,875
                       Unifrax Corp. 10.50% 2003...................................      200,000         190,000
                       USX Marathon Corp. 9.38% 2022...............................      550,000         674,690
                                                                                                   -------------
                                                                                                      15,208,813
                                                                                                   -------------
                       MUNICIPAL BONDS -- 0.3%
                       Municipal Bonds -- 0.3%
                       Atlanta & Fulton County Georgia Recreation Authority 7.00%
                         2028......................................................      500,000         504,005
                       McKeesport Pennsylvania 7.30% 2020..........................      250,000         256,925
                                                                                                   -------------
                                                                                                         760,930
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.8%
                       Foreign Government -- 0.8%
                       Province of Quebec 5.50% 2006...............................    1,000,000       1,004,120
                       Province of Quebec 7.50% 2029...............................      500,000         551,374
                       Republic of Colombia 7.25% 2003.............................      250,000         251,250
                                                                                                   -------------
                                                                                                       1,806,744
                                                                                                   -------------
                       REAL ESTATE -- 2.0%

                       Real Estate Companies -- 0.8%
                       EOP Operating LP 7.38% 2003.................................      800,000         835,256
                       Susa Partnership LP 7.50% 2027(3)...........................    1,050,000         847,875
                       Susa Partnership LP 8.20% 2017..............................      250,000         243,370

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts -- 1.2%
                       Apache Finance Property Ltd. 7.00% 2009.....................  $   550,000   $     570,097
                       Meristar Hospitality Corp. 9.00% 2008*......................      100,000         101,000
                       Meristar Hospitality Corp. 9.13% 2011*......................      275,000         277,750
                       Price REIT, Inc. 7.50% 2006.................................      750,000         802,560
                       Sun Communities Operating LP 6.77% 2005.....................      900,000         876,537
                                                                                                   -------------
                                                                                                       4,554,445
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 7.4%

                       U.S. Government & Agencies -- 7.4%
                       Federal National Mortgage Association 5.50% 2006............    4,500,000       4,578,030
                       United States Treasury Bonds 11.25% 2015....................    1,300,000       2,029,222
                       United States Treasury Notes 3.50% 2011.....................    4,080,440       4,132,710
                       United States Treasury Notes 4.63% 2006.....................    3,000,000       3,014,070
                       United States Treasury Notes 5.75% 2005.....................    2,500,000       2,620,300
                       United States Treasury Notes 7.00% 2006.....................      700,000         773,171
                                                                                                   -------------
                                                                                                      17,147,503
                                                                                                   -------------
                       UTILITIES -- 4.7%

                       Electric Utilities -- 3.8%
                       CMS Energy Corp. 7.50% 2009.................................      850,000         806,089
                       CMS Energy Corp. 8.90% 2008.................................      250,000         257,965
                       Edison Mission Holdings Co., Series B 8.73% 2026............    1,200,000       1,142,040
                       El Paso Electric Co. 9.40% 2011.............................      225,000         250,198
                       Enersis SA 7.40% 2016.......................................      600,000         525,228
                       Israel Electric Corp., Ltd. 7.75% 2009*.....................      500,000         516,156
                       Israel Electric Corp., Ltd. 7.88% 2026*.....................    1,250,000       1,161,112
                       Israel Electric Corp., Ltd. 7.95% 2011*.....................    1,650,000       1,725,454
                       Kansas City Power & Light Co. 7.13% 2005....................    1,000,000       1,028,510
                       Niagara Mohawk Power Corp., Series H zero coupon 2010(2)....       50,000          45,397
                       PSE&G Power LLC 7.75% 2011*.................................      500,000         528,995
                       Tenaga Nasional Berhad 7.50% 2096*..........................    1,000,000         702,500
                       Gas & Pipeline Utilities -- 0.8%
                       Yosemite Security Trust I 8.25% 2004*.......................    1,850,000       1,921,688
                       Telephone -- 0.1%
                       Call-Net Enterprises, Inc. zero coupon 2007(2)..............      250,000          63,750
                       Call-Net Enterprises, Inc. zero coupon 2008(2)..............      175,000          29,750
                       Call-Net Enterprises, Inc. zero coupon 2009(2)..............      375,000          63,750
                                                                                                   -------------
                                                                                                      10,768,582
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $224,291,897).....................                  217,232,995
                                                                                                   -------------

                       PREFERRED STOCK -- 2.9%                                         SHARES
                       -----------------------------------------------------------------------------------------
                       CONSUMER STAPLES -- 0.0%
                       Food, Beverage & Tobacco -- 0.0%
                       Nebco Evans Holding Co. 11.25%(3)(6)........................          421              52
                                                                                                   -------------

                       FINANCE -- 1.4%
                       Financial Services -- 1.4%
                       Citigroup, Inc., Series F 6.37%.............................       42,000       2,024,400
                       Lehman Brothers Holdings, Inc., Series D 5.67%..............       30,000       1,236,000
                                                                                                   -------------
                                                                                                       3,260,400
                                                                                                   -------------

---------------------


                                       PREFERRED STOCK (CONTINUED)                     SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Pegasus Satellite Communications, Inc., Series A
                         12.75%(6).................................................          167   $     141,958
                       Primedia, Inc., Series D 10.00%.............................        1,500         123,000
                       Primedia, Inc., Series F 9.20%..............................        5,825         454,350
                       Sinclair Broadcast Group, Inc. 11.65%(6)....................        1,250         117,500
                                                                                                   -------------
                                                                                                         836,808
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.3%

                       Telecommunications -- 0.3%
                       Nextel Communications, Inc., Series E 11.13%(6).............           66          35,640
                       TCI Communications Financing I 10.00%.......................       20,000         505,800
                       TCI Communications Financing II 8.72%.......................        4,535         113,511
                                                                                                   -------------
                                                                                                         654,951
                                                                                                   -------------

                       REAL ESTATE -- 0.8%

                       Real Estate Investment Trusts -- 0.8%
                       Highwood Properties, Inc., Series A 8.63%...................        1,000         881,563
                       Prologis Trust, Series C 8.54%..............................       20,000         987,500
                                                                                                   -------------
                                                                                                       1,869,063
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $6,960,144).....................                    6,621,274
                                                                                                   -------------

                       WARRANTS -- 0.0%+                                              WARRANTS
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.0%

                       Retail -- 0.0%
                       Jostens, Inc. 5/01/10(3)....................................          125           1,250
                                                                                                   -------------
                       FINANCE -- 0.0%

                       Financial Services -- 0.0%
                       Olympic Financial Ltd. 3/15/07(3)...........................        1,300               0
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%

                       Broadcasting & Media -- 0.0%
                       Australis Holdings Property Ltd. 10/31/01*(3)...............           50               1
                       UIH Australia Pacific, Inc. 5/15/06(3)......................          100              10
                       XM Satellite Radio, Inc. 3/15/10............................          125           3,125
                                                                                                   -------------
                                                                                                           3,136
                                                                                                   -------------
                       MATERIALS -- 0.0%
                       Forest Products -- 0.0%
                       Pliant Corp. 6/01/10........................................          100             212

                       Metals & Minerals -- 0.0%
                       Republic Technologies International, Inc. 7/15/09...........          150               2
                                                                                                   -------------
                                                                                                             214
                                                                                                   -------------
                       TOTAL WARRANTS (cost $47,454)...............................                        4,600
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $231,299,495).............                  223,858,869
                                                                                                   -------------

                                                           ---------------------


                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 1.6%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.0%
                       Conseco Finance Corp. 10.25% due 6/01/02....................  $   570,000   $     564,300
                       Fort James Corp. 8.38% due 11/15/01.........................      250,000         252,145
                       Norcen Energy Resources, Inc. 6.80% due 7/02/02.............      400,000         407,364
                       Paramount Communications, Inc. 7.50% due 1/15/02............      400,000         405,536
                       ShopKo Stores, Inc. 8.50% due 3/15/02.......................      450,000         407,250
                       Viacom International, Inc. 10.25% due 9/15/01...............      400,000         402,560
                                                                                                   -------------
                                                                                                       2,439,155
                                                                                                   -------------
                       TIME DEPOSIT -- 0.6%
                       Euro Time Deposit with State Street Bank & Trust Co. 2.75%
                         due 8/01/01...............................................    1,366,000       1,366,000
                                                                                                   -------------
                       TOTAL SHORT-TERM SECURITIES (cost $3,861,849)...............                    3,805,155
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $235,161,344)                         98.3%                                       227,664,024
                       Other assets less liabilities --               1.7                                          3,896,830
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 231,560,854
                                                                    ======                                     =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              (1) Bond in default
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Fair valued security; See Note 2
              (4) Variable rate security; rate as of July 31, 2001
              (5) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL BOND PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                      FOREIGN BONDS & NOTES -- 65.2%                   LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       BELGIUM -- 1.5%
                       Kingdom of Belgium 4.75% 2005...............................             700,000   $     617,472
                       Kingdom of Belgium 5.50% 2028...............................             600,000         508,849
                       Kingdom of Belgium 6.50% 2005...............................           1,100,000       1,027,870
                                                                                                          -------------
                                                                                                              2,154,191
                                                                                                          -------------
                       CANADA -- 6.5%
                       GMAC Canada Ltd. 6.50% 2004.................................    GBP      800,000       1,147,719
                       Government of Canada 5.50% 2009.............................           3,600,000       2,336,673
                       Government of Canada 6.00% 2011.............................           7,600,000       5,089,334
                       Government of Canada 8.00% 2027.............................             500,000         413,203
                       North America Capital Corp. 8.25% 2003......................    GBP      300,000         442,409
                                                                                                          -------------
                                                                                                              9,429,338
                                                                                                          -------------
                       CAYMAN ISLAND -- 0.9%
                       BSCH Issuances Ltd. 7.63% 2009..............................    USD      600,000         627,342
                       Santander Financial Issuances Ltd. 7.88% 2005...............    USD      600,000         632,406
                                                                                                          -------------
                                                                                                              1,259,748
                                                                                                          -------------
                       DENMARK -- 2.5%
                       Kingdom of Denmark 8.00% 2003...............................          29,000,000       3,598,978
                                                                                                          -------------
                       FRANCE -- 9.7%
                       France Telecom 7.75% 2011...................................    USD      450,000         475,673
                       Government of France 3.50% 2004.............................           1,500,000       1,287,347
                       Government of France 4.00% 2009.............................             250,000         206,248
                       Government of France 4.50% 2003.............................           3,100,000       2,729,906
                       Government of France 5.00% 2005.............................             200,000         178,771
                       Government of France 5.50% 2029.............................           1,800,000       1,562,480
                       Government of France 6.50% 2006.............................           4,800,000       4,586,161
                       Government of France 8.50% 2019.............................           2,000,000       2,373,092
                       Natexis Banques Populaires 7.00% 2005.......................    USD      800,000         828,040
                                                                                                          -------------
                                                                                                             14,227,718
                                                                                                          -------------
                       GERMANY -- 5.5%
                       Deutschland Republic 5.25% 2010.............................           2,400,000       2,166,482
                       Republic of Germany 6.25% 2024..............................             600,000         569,444
                       Republic of Germany 6.25% 2030..............................             550,000         532,783
                       Republic of Germany 6.50% 2005..............................             500,000         472,062
                       Treuhandanstalt 7.13% 2003..................................           4,700,000       4,277,742
                                                                                                          -------------
                                                                                                              8,018,513
                                                                                                          -------------
                       ITALY -- 2.2%
                       Republic of Italy 5.00% 2003................................             800,000         708,024
                       Republic of Italy 5.13% 2003................................   JPY   100,000,000         879,587
                       Republic of Italy 5.25% 2029................................           1,400,000       1,141,429
                       Republic of Italy 6.50% 2027................................             500,000         481,497
                                                                                                          -------------
                                                                                                              3,210,537
                                                                                                          -------------

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                    FOREIGN BONDS & NOTES (CONTINUED)                  LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       JAPAN -- 16.8%
                       Government of Japan zero coupon 2006@.......................         930,000,000   $   7,462,517
                       Government of Japan zero coupon 2008........................         300,000,000       2,397,432
                       Government of Japan 1.30% 2011@.............................       1,200,000,000       9,572,732
                       Government of Japan 1.90% 2021..............................         200,000,000       1,570,575
                       Government of Japan 2.50% 2020..............................         410,000,000       3,546,864
                                                                                                          -------------
                                                                                                             24,550,120
                                                                                                          -------------
                       LUXEMBOURG -- 1.2%
                       Sogerim SA 7.00% 2011.......................................           1,200,000       1,083,737
                       Tyco International Group SA 6.13% 2007......................             720,000         649,738
                                                                                                          -------------
                                                                                                              1,733,475
                                                                                                          -------------
                       NETHERLANDS -- 4.8%
                       Imperial Tobacco Overseas BV 7.13% 2009.....................    USD      800,000         809,520
                       Kingdom of Netherlands 6.00% 2006...........................           6,300,000       5,837,964
                       TPSA Eurofinance BV 6.63% 2006..............................             500,000         441,445
                                                                                                          -------------
                                                                                                              7,088,929
                                                                                                          -------------
                       NORWAY -- 0.5%
                       Sparebanken Rogaland 9.20% 2004*............................    USD      700,000         751,788
                                                                                                          -------------
                       SPAIN -- 3.8%
                       Kingdom of Spain 4.00% 2010.................................           6,300,000       5,112,058
                       Kingdom of Spain 4.95% 2005.................................             500,000         444,609
                                                                                                          -------------
                                                                                                              5,556,667
                                                                                                          -------------
                       SWEDEN -- 1.6%
                       Kingdom of Sweden 3.50% 2006................................          26,000,000       2,303,329
                                                                                                          -------------
                       UNITED KINGDOM -- 7.7%
                       British Telecom PLC zero coupon 2006(1).....................    EUR      850,000         765,528
                       British Telecom PLC 6.88% 2011..............................    EUR      300,000         275,740
                       Cable & Wireless PLC 6.50% 2003.............................    USD      700,000         722,133
                       Eastern Electric PLC 8.38% 2004.............................             400,000         600,536
                       Lehman Brothers Holdings, Inc. PLC 6.95% 2004...............             800,000       1,161,628
                       Midland Bank PLC 8.63% 2004.................................    USD    1,300,000       1,431,170
                       Pearson PLC 7.00% 2011*.....................................    USD      400,000         402,839
                       Royal Bank of Scotland PLC 5.25% 2008.......................    DEM    1,200,000         529,666
                       Standard Chartered Bank PLC 5.38% 2009......................    EUR      700,000         588,793
                       TXU Europe Funding Ltd. 7.00% 2005..........................    EUR      300,000         274,664
                       United Kingdom Treasury 6.00% 2028..........................             600,000       1,008,116
                       United Kingdom Treasury 7.25% 2007..........................             170,000         268,795
                       United Kingdom Treasury 8.00% 2021..........................             500,000         987,951
                       United Kingdom Treasury 8.50% 2005..........................             300,000         481,613
                       United Kingdom Treasury 8.75% 2017..........................             100,000         200,950
                       United Kingdom Treasury 9.00% 2012..........................             600,000       1,135,028
                       United Utilities PLC 6.45% 2008.............................    USD      400,000         387,592
                                                                                                          -------------
                                                                                                             11,222,742
                                                                                                          -------------
                       TOTAL FOREIGN BONDS & NOTES (cost $97,507,248)..............                          95,106,073
                                                                                                          -------------

---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                                     DOMESTIC BONDS & NOTES -- 30.9%                   LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       CORPORATE BONDS -- 16.6%
                       American Electric Power, Inc. 6.13% 2006....................             600,000   $     606,126
                       Ameritech Capital Funding Corp. 5.88% 2003..................             800,000         815,074
                       Associates Corp. NA 5.80% 2004..............................           1,200,000       1,225,080
                       AT&T Wireless Services, Inc. 7.88% 2011.....................             400,000         419,640
                       Capital One Bank 6.88% 2006.................................             750,000         753,428
                       CIT Group, Inc. 5.50% 2005..................................    EUR      300,000         264,906
                       Citicorp 5.50% 2010.........................................    DEM    1,400,000         603,830
                       Citigroup, Inc. 6.75% 2005..................................           1,000,000       1,056,910
                       Clear Channel Communications, Inc. 6.50% 2005...............    EUR      800,000         714,437
                       Coastal Corp. 6.20% 2004....................................             700,000         707,959
                       Countrywide Home Loan 5.25% 2005............................    DEM    1,200,000         526,739
                       DaimlerChrysler NA Holdings Corp. 7.50% 2006................    GBP      400,000         589,723
                       Delhaize America, Inc. 7.38% 2006*..........................             480,000         504,355
                       Ford Motor Credit Co. 6.88% 2006............................           1,200,000       1,245,888
                       Ford Motor Credit Co. 7.60% 2005............................           1,300,000       1,385,059
                       General Motors Acceptance Corp. 6.75% 2006..................           1,200,000       1,256,856
                       Georgia-Pacific Corp. 7.50% 2006............................             300,000         305,937
                       Household Finance Corp. 5.88% 2008..........................   EUR     1,200,000       1,051,961
                       Household Finance Corp. 8.00% 2010..........................           1,400,000       1,555,960
                       International Paper Co. 6.13% 2003..........................             200,000         203,906
                       International Paper Co. 8.00% 2003..........................             200,000         210,872
                       Kellogg Co. 6.00% 2006......................................             600,000         606,483
                       KFW International Finance, Inc. 7.63% 2003..................   GBP     1,000,000       1,489,372
                       KN Energy, Inc. 6.45% 2003..................................             600,000         614,364
                       Marlin Water Trust 6.19% 2003...............................    EUR      600,000         538,297
                       Masco Corp. 6.00% 2004......................................             200,000         202,002
                       Petroleum Geo-Services 6.25% 2003...........................             550,000         550,121
                       Qwest Capital Funding, Inc. 5.88% 2004......................             800,000         807,962
                       Reed Elsevier Capital, Inc. 6.13% 2006......................             500,000         502,785
                       Simon Property Group, Inc. 7.13% 2005.......................             300,000         304,506
                       Spieker Properties, Inc. 6.90% 2004.........................             600,000         620,124
                       Viacom, Inc. 6.40% 2006.....................................             700,000         720,790
                       Wisconsin Energy Corp. 5.88% 2006...........................             900,000         911,268
                       Worldcom, Inc. 6.75% 2008...................................    EUR      300,000         267,546
                                                                                                          -------------
                                                                                                             24,140,266
                                                                                                          -------------
                       U.S. GOVERNMENT & AGENCIES -- 14.3%
                       Federal Home Loan Mortgage Corp. 4.50% 2004.................   EUR     2,500,000       2,196,766
                       United States Treasury Bonds 6.25% 2030@....................           3,600,000       3,945,384
                       United States Treasury Bonds 7.50% 2024@....................           3,600,000       4,479,192
                       United States Treasury Bonds 8.13% 2019@....................           4,800,000       6,184,512
                       United States Treasury Notes 3.63% 2008@(2).................           1,428,674       1,467,520
                       United States Treasury Notes 7.00% 2006@....................           2,400,000       2,650,872
                                                                                                          -------------
                                                                                                             20,924,246
                                                                                                          -------------
                       TOTAL DOMESTIC BONDS & NOTES (cost $44,704,246).............                          45,064,512
                                                                                                          -------------
                       TOTAL INVESTMENT SECURITIES (cost $142,211,494).............                         140,170,585
                                                                                                          -------------

                                                           ---------------------

                                                                                          PRINCIPAL
                                                                                           AMOUNT
                                                                                       (DENOMINATED IN
                       SHORT-TERM SECURITIES -- 1.4%                                   LOCAL CURRENCY)        VALUE
                       ------------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 0.6%
                       Government of France 4.50% due 7/12/02@.....................           1,000,000   $     877,452
                                                                                                          -------------
                       TIME DEPOSIT -- 0.8%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         3.81% due 8/01/01@........................................           1,123,000       1,123,000
                                                                                                          -------------
                       TOTAL SHORT-TERM SECURITIES (cost $2,008,072)...............                           2,000,452
                                                                                                          -------------
                       TOTAL INVESTMENTS -- (cost
                         $144,219,566)                        97.5%                                         142,171,037
                       Other assets less liabilities --        2.5                                            3,686,957
                                                            ------                                        -------------
                       NET ASSETS --                         100.0%                                       $ 145,857,994
                                                            ======                                        =============

              -----------------------------
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) U.S. Treasury Inflation Protection Security
               @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                             OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                       NUMBER OF                                 EXPIRATION     VALUE AT     VALUE AS OF     APPRECIATION/
                       CONTRACTS          DESCRIPTION               DATE       TRADE DATE    JULY 31, 2001   DEPRECIATION
                       ---------------------------------------------------------------------------------------------------
                       27 Short    U.S. Treasury 10 Year Note  September 2001  $ 2,843,412    $ 2,864,953      $ (21,541)
                       60 Long     Euro-Schatz Future          September 2001    5,413,543      5,418,000          4,457
                       25 Short    U.S. Treasury 2 Year Note   September 2001    5,163,156      5,179,297        (16,141)
                       181 Short   U.S. Treasury 5 Year Note   September 2001   18,675,863     19,081,359       (405,496)
                       38 Short    Euro-Bobl Future            September 2001    3,498,396      3,548,108        (49,712)
                                                                                                               ---------
                                   Net Unrealized Depreciation............................................     $(488,433)
                                                                                                               =========

---------------------

                                    OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -----------------------------------------------------------------
                                                                             GROSS
                            CONTRACT               IN         DELIVERY     UNREALIZED
                           TO DELIVER         EXCHANGE FOR      DATE      APPRECIATION
                       -----------------------------------------------------------------
                       AUD       1,721,000  EUR    1,051,468  08/21/01    $    46,043
                       AUD       3,369,000  EUR    2,050,249  08/21/01         83,057
                       AUD       3,481,000  CAD    2,760,092  08/21/01         34,266
                       CAD*      4,082,000  USD    2,674,503  08/21/01          9,253
                       CAD       4,115,930  USD    2,697,909  08/21/01         11,397
                       JPY*     27,426,672  USD      220,622  08/20/01            697
                       JPY   1,287,793,512  USD   10,642,922  08/20/01        316,509
                       JPY   1,216,407,200  USD    9,918,681  08/20/01        164,693
                       JPY     498,374,322  USD    4,080,219  08/20/01         83,912
                       JPY      80,967,145  USD      656,508  08/20/01          7,258
                       JPY      46,210,761  USD      373,873  08/20/01          3,324
                       JPY     642,695,983  USD    5,223,599  08/20/01         70,022
                       NZD*      6,425,405  USD    2,681,386  08/16/01         35,932
                       SEK      19,163,802  CHF    3,118,000  08/21/01          1,483
                       USD*      2,599,205  NZD    6,425,405  08/16/01         46,249
                       USD*         60,373  JPY    7,540,726  08/20/01             94
                       USD*        767,018  JPY   95,800,551  08/20/01          1,177
                       USD*        902,000  CAD    1,388,223  08/21/01          4,409
                       USD*        904,000  CAD    1,390,289  08/21/01          3,757
                       USD*        911,044  NOK    8,522,059  08/21/01         19,951
                       USD*        677,246  EUR      789,000  08/22/01         13,145
                       USD*        917,474  EUR    1,085,614  08/22/01         32,460
                       USD*      5,051,919  EUR    5,927,082  08/22/01        134,398
                       USD         517,421  EUR      603,780  08/22/01         10,898
                       USD*        587,374  EUR      675,920  08/22/01          4,069
                       USD*      1,990,591  EUR    2,276,080  08/22/01          1,025
                                                                          ------------
                                                                          $ 1,139,478
                                                                          ------------


                                                           ---------------------

                              OPEN FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)
                       -----------------------------------------------------------------
                                                                             GROSS
                            CONTRACT               IN         DELIVERY     UNREALIZED
                           TO DELIVER         EXCHANGE FOR      DATE      DEPRECIATION
                       -----------------------------------------------------------------
                       AUD*      1,781,211  USD      904,000  08/21/01    $      (612)
                       CAD*      2,760,092  USD    1,790,419  08/21/01        (11,720)
                       CAD       7,838,229  USD    5,113,083  09/14/01         (3,014)
                       DKK      29,609,423  USD    3,451,183  10/26/01        (17,726)
                       EUR*      3,163,000  USD    2,696,141  08/21/01        (71,610)
                       EUR*      2,705,904  USD    2,314,657  08/22/01        (53,064)
                       EUR*     31,233,227  USD   26,641,942  08/22/01       (687,766)
                       EUR    2,030,004.00  USD      1717383  08/22/01        (58,911)
                       EUR       2,658,658  USD    2,246,831  08/22/01        (79,548)
                       EUR*        603,780  USD      514,179  08/22/01        (14,141)
                       GBP       1,917,084  EUR    3,107,000  08/21/01        (10,950)
                       GBP       1,395,688  USD    1,959,393  09/13/01        (26,083)
                       GBP       5,399,014  USD    7,636,905  09/13/01        (43,615)
                       JPY*    112,074,371  USD      897,320  08/20/01         (1,467)
                       NOK*      8,522,059  USD      910,000  08/21/01        (20,995)
                       NOK       8,365,604  EUR    1,040,000  08/21/01         (3,862)
                       SEK      24,432,512  USD    2,217,730  10/11/01        (79,006)
                       USD*      3,905,362  JPY  484,264,862  08/20/01        (22,194)
                       USD*        908,952  JPY  112,074,370  08/20/01        (10,165)
                       USD*      2,672,428  AUD    5,090,000  08/21/01        (87,402)
                       USD*      1,774,965  AUD    3,481,000  08/21/01         (7,092)
                       USD*      2,684,467  CAD    4,082,000  08/21/01        (19,217)
                       USD*      2,188,353  EUR    2,498,034  08/22/01         (2,522)
                       USD      31,233,227  USD   26,610,709  08/22/01       (718,999)
                       USD*        122,922  EUR      140,357  08/22/01           (107)
                                                                          ------------
                                                                           (2,051,788)
                                                                          ------------
                             Net Unrealized Depreciation..............    $  (912,310)
                                                                          ============

              -----------------------------

              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

                       AUD  --   Australian Dollar  EUR  --   Euro             NZD  --   New Zealand Dollar
                       CAD  --   Canadian Dollar    GBP  --   Pound Sterling   SEK  --   Swedish Krona
                       CHF  --   Swiss Franc        JPY  --   Japanese Yen     USD  --   United States Dollar
                       DKK  --   Danish Krone       NOK  --   Norwegian Krone

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    HIGH-YIELD BOND PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 83.1%                                           AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.3%
                       Apparel & Textiles -- 1.3%
                       Polymer Group, Inc., Series B 8.75% 2008....................   $4,835,000   $   1,885,650
                       Polymer Group, Inc., Series B 9.00% 2007....................    3,620,000       1,411,800
                                                                                                   -------------
                                                                                                       3,297,450
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.8%
                       Household Products -- 0.8%
                       Evenflo Co., Inc., Series B 11.75% 2006.....................    9,000,000       2,160,000
                                                                                                   -------------
                       ENERGY -- 11.4%
                       Energy Services -- 4.4%
                       Gulfmark Offshore, Inc. 8.75% 2008..........................    2,900,000       2,798,500
                       Lone Star Technologies, Inc. 9.00% 2011*....................      300,000         279,750
                       Statia Terminals International, Series B 11.75% 2003........    8,175,000       8,481,563

                       Energy Sources -- 7.0%
                       Baytex Energy Ltd. 10.50% 2011*.............................    2,900,000       2,871,000
                       Forest Oil Corp. 8.00% 2008*................................    1,500,000       1,470,000
                       P&L Coal Holdings Corp., Series B 8.88% 2008................    4,538,000       4,742,210
                       Pogo Producing Co., Series B 8.25% 2011.....................    2,450,000       2,437,750
                       Tri-Union Development Corp. 12.50% 2006*....................    2,200,000       2,079,000
                       Western Gas Resources, Inc. 10.00% 2009.....................    4,650,000       4,934,812
                                                                                                   -------------
                                                                                                      30,094,585
                                                                                                   -------------
                       FINANCE -- 4.0%
                       Banks -- 1.2%
                       Bankunited Capital Trust 10.25% 2026........................    2,000,000       1,780,000
                       Western Financial Savings Bank 8.88% 2007...................    1,500,000       1,421,250

                       Financial Services -- 2.8%
                       Americredit Corp. 9.25% 2004................................    2,470,000       2,470,000
                       Americredit Corp. 9.88% 2006................................      750,000         765,000
                       Labranche & Co., Inc. 12.00% 2007...........................    3,750,000       4,200,000
                                                                                                   -------------
                                                                                                      10,636,250
                                                                                                   -------------
                       HEALTHCARE -- 4.1%
                       Health Services -- 4.1%
                       Fresenius Medical Care Capital Trust I 9.00% 2006...........    3,675,000       3,803,625
                       Fresenius Medical Care Capital Trust II 7.88% 2008..........    2,250,000       2,216,250
                       Select Medical Corp. 9.50% 2009*............................    2,000,000       1,935,000
                       Tenet Healthcare Corp. 8.00% 2005...........................    1,700,000       1,802,000
                       Tenet Healthcare Corp. 8.63% 2003...........................    1,000,000       1,047,500
                                                                                                   -------------
                                                                                                      10,804,375
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 7.4%
                       Business Services -- 5.6%
                       Allied Waste North America, Inc., Series B 7.63% 2006.......    5,650,000       5,607,625
                       Browning Ferris Industries, Inc. 7.88% 2005.................    1,950,000       1,968,580
                       Earthwatch, Inc. zero coupon 2007(1)........................    2,000,000       1,700,000

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services (continued)
                       Pentacon, Inc., Series B 12.25% 2009........................   $5,500,000   $   2,970,000
                       Premium Standard Farms, Inc. 9.25% 2011*....................    2,500,000       2,481,250

                       Manufacturing -- 1.8%
                       Filtronic PLC 10.00% 2005...................................    4,000,000       2,680,000
                       International Utility Structures, Inc. 10.75% 2008..........    3,250,000       1,954,062
                                                                                                   -------------
                                                                                                      19,361,517
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 28.4%
                       Broadcasting & Media -- 19.1%
                       Adelphia Communications Corp. 8.13% 2003....................    5,520,000       5,492,400
                       Adelphia Communications Corp. 10.88% 2010...................    2,000,000       2,000,000
                       Advanstar, Inc. zero coupon 2011(1).........................    1,000,000         540,000
                       Australis Holdings Property Ltd. 15.00% 2002(3)(4)..........    1,000,000          20,000
                       Big City Radio, Inc. 11.25% 2005............................    1,650,000         742,500
                       Callahan Nordrhein Westfalen zero coupon 2010*(1)...........    2,750,000       1,058,750
                       CD Radio, Inc. zero coupon 2007(1)(2).......................    1,625,000         597,188
                       Central European Media Enterprises Ltd. 9.38% 2004..........    6,195,000       1,966,912
                       Charter Communications Holdings LLC 10.00% 2011*............      500,000         507,500
                       Comcast UK Cable Partners Ltd. 11.20% 2007..................    2,125,000       1,487,500
                       Diamond Cable Communications PLC 13.25% 2004................    2,100,000       1,407,000
                       Diamond Holdings PLC 9.13% 2008.............................    2,575,000       1,776,750
                       Echostar Broadband Corp. 10.38% 2007........................    1,500,000       1,530,000
                       Echostar Communications Corp. 4.88% 2007....................    2,800,000       2,452,240
                       Echostar DBS Corp. 9.25% 2006...............................    3,550,000       3,585,500
                       Mediacom LLC/Capital Corp., Series B 8.50% 2008.............    2,900,000       2,820,250
                       Orion Network Systems, Inc. zero coupon 2007(1).............    8,350,000       2,922,500
                       Park N View, Inc., Series B 13.00% 2008(3)(4)...............    3,875,000         387,500
                       Pegasus Satellite Communications, Inc. 12.38% 2006..........    3,540,000       3,309,900
                       Quebecor Media, Inc. 11.13% 2011*...........................    2,000,000       2,110,000
                       Shop At Home, Inc. 11.00% 2005..............................    3,500,000       3,500,000
                       Sinclair Broadcast Group, Inc. 10.00% 2005..................    1,700,000       1,742,500
                       Telewest Communications PLC zero coupon 2009(1).............    1,000,000         460,000
                       Telewest Communications PLC zero coupon 2010(1).............    1,250,000         612,500
                       Telewest Communications PLC 11.25% 2008.....................    3,150,000       2,614,500
                       UIH Australia Pacific, Inc., Series B 14.00% 2006...........    5,650,000       1,582,000
                       United GlobalCom, Inc. zero coupon 2008(1)..................    7,475,000       2,541,500
                       XM Satellite Radio, Inc. 14.00% 2010........................      500,000         312,500

                       Leisure & Tourism -- 9.3%
                       Circus Circus Enterprises, Inc. 6.45% 2006..................    2,500,000       2,349,325
                       Circus Circus Enterprises, Inc. 6.75% 2003..................    1,000,000         965,000
                       Felcor Lodging LP 8.50% 2011*...............................    2,500,000       2,389,225
                       Host Marriot LP, Series E 8.38% 2006........................    3,250,000       3,209,375
                       ITT Corp. 6.75% 2005........................................      500,000         495,815
                       MGM Mirage, Inc. 6.95% 2005.................................    7,755,000       7,811,146
                       Mohegan Tribal Gaming Authority 8.38% 2011*.................    1,250,000       1,262,500
                       Park Place Entertainment Corp. 8.13% 2011*..................    3,500,000       3,438,750
                       Station Casinos, Inc. 9.88% 2010............................    2,500,000       2,550,000
                                                                                                   -------------
                                                                                                      74,551,026
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 14.6%

                       Computer Services -- 1.1%
                       UNISYS Corp. 8.13% 2006.....................................    3,000,000       2,917,500

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 0.4%
                       Flextronics International Ltd. 9.88% 2010...................   $1,000,000   $   1,030,000

                       Internet Software -- 0.1%
                       PSINet, Inc. 11.50% 2008(3).................................    3,950,000         217,250

                       Telecommunications -- 13.0%
                       Airgate PCS, Inc. zero coupon 2009(1)(2)....................    4,000,000       2,560,000
                       Celcaribe SA 14.50% 2004....................................    2,940,000       2,058,000
                       Flag Ltd. 8.25% 2008........................................    1,000,000         680,000
                       Flag Telecom Holdings Ltd. 11.63% 2010......................    1,700,000         901,000
                       Frontier Corp. 6.00% 2013(5)................................    2,000,000       1,640,000
                       Global Crossing Holdings Ltd. 9.13% 2006....................    3,800,000       2,935,500
                       Globix Corp. 12.50% 2010....................................    8,575,000       2,529,625
                       GT Group Telecom, Inc. zero coupon 2010(1)..................    3,650,000       1,058,500
                       Horizon PCS, Inc. zero coupon 2010(1).......................    2,000,000         650,000
                       ICG Services, Inc. zero coupon 2008(1)......................    3,250,000         329,063
                       Leap Wireless International, Inc. zero coupon 2010(1).......    8,500,000       2,295,000
                       McCaw International Ltd. zero coupon 2007(1)................    6,500,000       1,495,000
                       MGC Communications, Inc. 13.00% 2010........................    4,300,000       1,204,000
                       Midcom Communications, Inc. 8.25% 2003(3)(4)................      550,000              55
                       Motient Corp. 12.25% 2008...................................    2,750,000         550,000
                       Nextel Partners, Inc. 11.00% 2010...........................    3,200,000       2,671,500
                       NTL Communications Corp. 6.75% 2008*........................    1,250,000         685,937
                       NTL, Inc., Series B zero coupon 2008(1).....................    3,900,000       1,677,000
                       Occidente Y Caribe Celular SA, Series B 14.00% 2004.........    3,000,000       2,685,000
                       Primus Telecommunications, Inc. 12.75% 2009.................    2,000,000         300,000
                       Satelites Mexicanos SA de CV 10.13% 2004....................    1,000,000         655,000
                       SBA Communications Corp. 10.25% 2009........................    1,000,000         900,000
                       Spectrasite Holdings, Inc. zero coupon 2009(1)..............    6,000,000       2,340,000
                       US Unwired, Inc., Series B zero coupon 2009(1)..............    2,500,000       1,368,750
                                                                                                   -------------
                                                                                                      38,333,680
                                                                                                   -------------
                       MATERIALS -- 9.0%
                       Chemicals -- 1.5%
                       Huntsman Corp. 7.08% 2007*(5)...............................    3,500,000       1,575,000
                       Lyondell Chemical Co. 10.88% 2009...........................    2,500,000       2,500,000

                       Forest Products -- 1.8%
                       Ainsworth Lumber Ltd. 12.50% 2007...........................    5,100,000       4,641,000

                       Metals & Minerals -- 5.7%
                       Acme Metals, Inc. 12.50% 2002(3)............................    1,727,000         690,800
                       Armco, Inc. 8.88% 2008......................................    6,900,000       6,874,125
                       Kaiser Aluminum & Chemical Corp. 10.88% 2006................    2,500,000       2,375,000
                       Kaiser Aluminum & Chemical Corp. 12.75% 2003................    2,174,000       1,804,420
                       Metal Management, Inc. 10.00% 2008(3).......................    4,000,000         120,000
                       Schuff Steel Co. 10.50% 2008................................    3,240,000       3,029,400
                                                                                                   -------------
                                                                                                      23,609,745
                                                                                                   -------------
                       UTILITIES -- 2.1%
                       Electric Utilities -- 2.1%
                       AES Corp. 8.75% 2002........................................    1,500,000       1,518,750
                       Calpine Canada Energy Finance PLC 8.50% 2008................    4,000,000       4,060,944
                                                                                                   -------------
                                                                                                       5,579,694
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $282,831,224).....................                  218,428,322
                                                                                                   -------------

                                                           ---------------------


                       COMMON STOCK -- 0.1%                                             SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.1%
                       Transportation -- 0.1%
                       Frontline Ltd.+.............................................       14,000   $     206,142
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Leisure & Tourism -- 0.0%
                       Capital Gaming International, Inc.+(4)......................          103               1
                                                                                                   -------------

                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       International Wireless Communications Holdings, Inc.+(4)....      181,292          18,129
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $2,057,161)........................                      224,272
                                                                                                   -------------


                       PREFERRED STOCK -- 7.2%
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 0.0%
                       Business Services -- 0.0%
                       Earthwatch, Inc., Series C 8.50%*(4)(6).....................      456,010           4,560
                                                                                                   -------------

                       INFORMATION & ENTERTAINMENT -- 3.7%
                       Broadcasting & Media -- 3.7%
                       CSC Holdings, Inc. Series M 11.13%(6).......................       90,794       9,646,863
                                                                                                   -------------

                       INFORMATION TECHNOLOGY -- 3.5%
                       Telecommunications -- 3.5%
                       Broadwing Communications, Inc., Series B 12.50%.............        6,600       6,534,000
                       Global Crossing Ltd. 6.75%..................................        1,250         121,406
                       Mpower Communications Corp., Series D 7.25%.................       18,550          37,100
                       Nextel Communications, Inc., Series E 11.13%(6).............        4,766       2,573,640
                                                                                                   -------------
                                                                                                       9,266,146
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $20,983,169)....................                   18,917,569
                                                                                                   -------------

                       WARRANTS -- 0.2%+                                               WARRANTS
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       Key Energy Services, Inc. 1/15/09...........................        3,000         187,080
                                                                                                   -------------

                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Knology, Inc. 10/22/07*(4)..................................        6,000              60
                       UIH Australia Pacific, Inc. 5/15/06(4)......................        1,000              10
                       XM Satellite Radio, Inc. 3/15/10............................        1,000          25,000
                                                                                                   -------------
                                                                                                          25,070
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 0.1%

                       Telecommunications -- 0.1%
                       GT Group Telecom, Inc. 2/01/10*(4)..........................        3,650              37
                       Horizon PCS, Inc. 10/01/10*.................................        2,000          39,500

---------------------


                       WARRANTS (CONTINUED)                                            WARRANTS        VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       KMC Telecom Holdings, Inc. 4/15/08*(4)......................        4,650   $          46
                       Leap Wireless International, Inc. 4/15/10*..................        3,500         147,000
                       Leap Wireless International, Inc. 4/15/10*..................        3,700          77,700
                       Motient Corp. 4/01/08*......................................        2,750           1,375
                       Occidente Y Caribe Celular SA 3/15/04*(4)...................        9,000              90
                                                                                                   -------------
                                                                                                         265,748
                                                                                                   -------------
                       TOTAL WARRANTS (cost $997,198)..............................                      477,898
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $306,868,752).............                  238,048,061
                                                                                                   -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.1%                                    AMOUNT
                       -----------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 0.1%
                       Centennial Communications Corp. 8.88% due 11/01/01(4)
                         (cost $461,000)...........................................   $  461,000         461,000
                                                                                                   -------------


                       REPURCHASE AGREEMENT -- 7.4%
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 7.4%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $19,399,000).......................   19,399,000      19,399,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $326,728,752)                        98.1%                                        257,908,061
                       Other assets less liabilities --              1.9                                           4,920,603
                                                                   -------                                     -------------
                       NET ASSETS --                               100.0%                                      $ 262,828,664
                                                                   =======                                     =============

              -----------------------------

               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (2) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (3) Bond in default
              (4) Fair valued security; See Note 2
              (5) Variable rate security; rate as of July 31, 2001
              (6) PIK ("Payment-in-Kind") payment made with additional
                  securities in lieu of cash

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    WORLDWIDE HIGH INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                         (DENOMINATED IN
                                          BONDS & NOTES -- 83.8%                         LOCAL CURRENCY)           VALUE
                       -----------------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.8%
                       Automotive -- 1.4%
                       Hayes Lemmerz International, Inc., Series B 8.25% 2008......           1,750,000        $   1,155,000
                       Lear Corp., Series B 7.96% 2005.............................             195,000              200,358
                       Lear Corp., Series B 8.11% 2009.............................             105,000              106,006
                       Housing -- 0.8%
                       D.R. Horton, Inc. 8.00% 2009................................             270,000              268,650
                       Toll Brothers, Inc. 8.25% 2011..............................             560,000              554,400
                       Retail -- 1.6%
                       Delhaize America, Inc., 9.00% 2031..........................             355,000              405,747
                       HMV Media Group PLC, Series B 10.88% 2008...................       GBP   350,000              354,138
                       Musicland Group, Inc., Series B 9.88% 2008..................             800,000              852,000
                                                                                                               -------------
                                                                                                                   3,896,299
                                                                                                               -------------
                       CONSUMER STAPLES -- 0.8%
                       Food, Beverage & Tobacco -- 0.8%
                       Michael Foods, Inc. 11.75% 2011.............................             290,000              301,600
                       Smithfield Foods, Inc. 7.63% 2008...........................             570,000              552,900
                                                                                                               -------------
                                                                                                                     854,500
                                                                                                               -------------
                       ENERGY -- 3.9%
                       Energy Services -- 0.7%
                       Chesapeake Energy Corp. 8.13% 2011..........................             775,000              744,000
                       Energy Sources -- 3.2%
                       Husky Oil Co. 8.90% 2008....................................             950,000              982,870
                       Oil Purchase Co. 7.10% 2002*................................              67,256               66,181
                       Pemex Project Funding Master Trust 8.50% 2008...............             350,000              358,750
                       Petroleos Mexicanos 9.50% 2027..............................             650,000              709,280
                       PG&E National Energy Group, Inc. 10.38% 2011................             215,000              226,095
                       Vintage Petroleum, Inc. 7.88% 2011..........................             125,000              121,250
                       Vintage Petroleum, Inc. 8.63% 2009..........................             450,000              459,000
                       Vintage Petroleum, Inc. 9.75% 2009..........................             290,000              308,850
                                                                                                               -------------
                                                                                                                   3,976,276
                                                                                                               -------------
                       FINANCE -- 3.9%
                       Banks -- 0.5%
                       Banque Centrale de Tunisie 8.25% 2027.......................             450,000              420,750
                       Pindo Deli Finance Mauritius 10.75% 2007(1).................           1,000,000              120,000
                       Financial Services -- 2.9%
                       California FM Lease Trust 8.50% 2017*.......................             424,557              443,182
                       Cellco Finance NV 15.00% 2005...............................             170,000              124,100
                       Dillon Read Structured Finance Corp., Series 1993, Class A-1
                         6.66% 2010................................................              73,581               64,375
                       Dillon Read Structured Finance Corp., Series 1994, Class A-2
                         8.38% 2015................................................             625,000              462,500
                       FMAC Loan Receivables Trust, Series 1996-B, Class C 7.93%
                         2018*(1)..................................................             145,832                2,917
                       OHA Auto Grantor Trust, Series 1997, Class A 11.00% 2004....             561,938              421,454

---------------------

                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                         (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                        LOCAL CURRENCY)           VALUE
                       -----------------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Paiton Energy Funding BV 9.34% 2014*........................             550,000        $     181,500
                       PTC International Finance II SA 11.25% 2009.................             650,000              557,204
                       Schuler Homes, Inc. 9.38% 2009..............................             360,000              366,300
                       Schuler Homes, Inc. 10.50% 2011.............................             170,000              174,462
                       Securitized Multiple Asset, Series 1997-5, Class A1 7.72%
                         2005......................................................             496,340               79,414
                       Twiwi Kimia Finance Ltd. 10.00% 2004(1).....................              50,000                6,000
                       Insurance -- 0.5%
                       Anthem Insurance Co., Inc. 9.13% 2010*......................             465,000              475,760
                                                                                                               -------------
                                                                                                                   3,899,918
                                                                                                               -------------
                       HEALTHCARE -- 4.0%
                       Health Services -- 4.0%
                       Columbia/HCA Healthcare Corp. 7.69% 2025....................           1,030,000              937,300
                       Fresenius Medical Care Capital Trust II 7.88% 2008..........             855,000              842,175
                       HCA-The Healthcare Co. 8.75% 2010...........................             600,000              648,000
                       Health Net, Inc. 8.38% 2011.................................             480,000              493,489
                       Omnicare, Inc. 8.13% 2011...................................             265,000              270,300
                       Tenet Healthcare Corp. 8.63% 2007...........................             155,000              163,138
                       Tenet Healthcare Corp., Series B 8.13% 2008.................             690,000              727,950
                                                                                                               -------------
                                                                                                                   4,082,352
                                                                                                               -------------
                       INDUSTRIAL & COMMERCIAL -- 3.6%
                       Aerospace & Military Technology -- 0.4%
                       Jet Equipment Trust, Series C1 11.79% 2013*.................             300,000              330,351
                       Business Services -- 2.9%
                       Allied Waste North America, Inc. 8.88% 2008*................             925,000              957,375
                       Encompass Services Corp. 10.50% 2009........................             285,000              260,775
                       USA Waste Services, Inc. 7.13% 2017.........................             125,000              118,738
                       Waste Management, Inc. 6.88% 2009...........................             235,000              235,190
                       Waste Management, Inc. 7.00% 2006...........................             225,000              231,851
                       Waste Management, Inc. 7.13% 2007...........................           1,120,000            1,143,453
                       Machinery -- 0.3%
                       Manitowoc Co. 10.38% 2011...................................             185,000              164,792
                       Messer Griesham Holdings 10.38% 2011........................             210,000              184,304
                                                                                                               -------------
                                                                                                                   3,626,829
                                                                                                               -------------
                       INFORMATION & ENTERTAINMENT -- 12.6%
                       Broadcasting & Media -- 8.3%
                       Adelphia Communications Corp., Series B 7.75% 2009..........           1,040,000              899,600
                       Adelphia Communications Corp., Series B 8.38% 2008..........             300,000              276,000
                       Adelphia Communications Corp., Series B 9.88% 2007..........             435,000              421,950
                       Advanstar Communications, Inc. 12.00% 2011..................             105,000              107,100
                       British Sky Broadcasting Group PLC 8.20% 2009...............           1,055,000            1,079,001
                       Callahan Nordrhein Westfallen 14.00% 2010...................             775,000              565,750
                       Centex Corp. 7.88% 2011.....................................             555,000              562,609
                       Charter Communications Holdings LLC 10.25% 2010.............             650,000              664,625
                       Echostar DBS Corp. 9.38% 2009...............................             185,000              188,700
                       Globalstar LP 11.38% 2004(1)................................             425,000               17,000
                       Mirant Americas Generation, Inc. 7.63% 2006.................             270,000              278,162
                       Nextmedia Operating, Inc. 10.75% 2011.......................             230,000              239,488
                       Ono Finance PLC 14.00% 2011.................................             350,000              255,500
                       Primedia, Inc. 8.88% 2011*..................................             445,000              424,975
                       Quebecor Media, Inc. 11.13% 2011*...........................             275,000              290,125
                       Radio One, Inc. 8.88% 2011..................................             190,000              190,950
                       Salem Communications Holding Corp. 9.00% 2011...............             345,000              350,175
                       Telewest Communications PLC zero coupon 2009(2).............       GBP   400,000              247,797

                                                           ---------------------

                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                         (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                        LOCAL CURRENCY)           VALUE
                       -----------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       TV Azteca SA de CV 10.50% 2007..............................             400,000        $     381,734
                       United Pan-Europe Communications NV, Series B 10.88% 2009...             870,000              348,000
                       XM Satellite Radio, Inc. 14.00% 2010........................             155,000               96,875
                       Young Broadcasting, Inc. 10.00% 2011(2).....................             510,000              499,800
                       Leisure & Tourism -- 4.3%
                       Air Canada, Inc. 10.25% 2011................................             525,000              454,125
                       Hilton Hotels Corp. 7.95% 2007..............................             235,000              241,272
                       HMH Properties, Inc., Series A 7.88% 2005...................             215,000              211,775
                       Horseshoe Gaming LLC, Series B 8.63% 2009...................           1,625,000            1,629,062
                       International Game Technology 8.38% 2009....................             500,000              520,625
                       Park Place Entertainment Corp. 8.50% 2006...................             250,000              266,385
                       Station Casinos, Inc. 8.88% 2008............................           1,005,000              994,950
                                                                                                               -------------
                                                                                                                  12,704,110
                                                                                                               -------------
                       INFORMATION TECHNOLOGY -- 13.7%
                       Communication Equipment -- 0.3%
                       TRW, Inc. 7.63% 2006........................................             275,000              290,711
                       Computer Software -- 0.0%
                       Wam!Net, Inc., Series B zero coupon 2005(2).................           1,050,000               31,500
                       Electronics -- 0.8%
                       Hyundai Semiconductor 8.63% 2007*...........................             900,000              639,000
                       Metromedia Fiber Network, Inc. 10.00% 2009..................             730,000              208,050
                       Internet Software -- 0.5%
                       Exodus Communications, Inc. 11.63% 2010.....................           1,125,000              360,000
                       PSINet, Inc. 11.00% 2009(1).................................           1,125,000               61,875
                       PSINet, Inc., Series B 10.00% 2005(1).......................           1,410,000               77,550
                       Telecommunications -- 12.1%
                       American Cellular Corp. 9.50% 2009..........................             210,000              198,975
                       Bayan Telecommunications, Inc. 15.00% 2006*(1)..............           1,075,000              177,375
                       Centennial Cellular Operating Co. 10.75% 2008...............           1,050,000              950,250
                       Colt Telecom Group PLC 7.63% 2008...........................       DEM 1,450,000              499,757
                       CTI Holdings SA zero coupon 2008(2).........................             590,000              177,000
                       Dolphin Telecom PLC zero coupon 2008(1)(2)..................             850,000               15,937
                       Dolphin Telecom PLC, Series B zero coupon 2009(1)(2)........             550,000               10,313
                       Espirit Telecom Group PLC 10.88% 2008(1)....................             400,000                6,000
                       Focal Communications Corp. 11.88% 2010......................           1,175,000              276,125
                       Focal Communications Corp. zero coupon 2008(2)..............             700,000              140,000
                       Global Crossing Holdings Ltd. 8.70% 2007....................           1,100,000              830,500
                       Global Crossing Holdings Ltd. 9.63% 2008....................           1,050,000              808,500
                       Globix Corp. 12.50% 2010....................................             690,000              203,550
                       Grupo Iusacell SA de CV 14.25% 2006.........................             250,000              260,000
                       GT Group Telecom, Inc. zero coupon 2010(2)..................           1,300,000              377,000
                       Hermes Europe Railtel BV 10.38% 2009........................             525,000               84,000
                       Hermes Europe Railtel BV 11.50% 2007........................             490,000               88,200
                       Intermedia Communications, Inc., Series B zero coupon
                         2007(2)...................................................             725,000              729,683
                       Maxcom Telecomunicaciones SA de CV 13.75% 2007(3)...........             425,000              127,500
                       McleodUSA, Inc. 11.38% 2009.................................             825,000              482,625
                       Motient Corp. 12.25% 2008...................................             530,000              106,000
                       Netia Holdings BV 10.25% 2007...............................             775,000              209,250
                       Netia Holdings II BV 13.13% 2009............................             300,000               96,000
                       Netia Holdings II BV 13.50% 2009............................       EUR   265,000               74,175
                       Nextel Communications, Inc. zero coupon 2007(2).............           2,600,000            1,976,000
                       Nextel Communications, Inc. 9.38% 2009......................             395,000              325,381
                       NTL Communications Corp. 9.88% 2009.........................             125,000               59,914
                       NTL, Inc. 10.75% 2008(2)....................................             750,000              416,842
                       NTL, Inc., Series B zero coupon 2008(2).....................             550,000              239,250

---------------------

                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                         (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                        LOCAL CURRENCY)           VALUE
                       -----------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Telecommunications (continued)
                       Primus Telecommunications Group, Inc. 11.25% 2009...........             275,000        $      41,250
                       Primus Telecommunications Group, Inc., Series B 9.88%
                         2008......................................................             140,000               21,700
                       Primus Telecommunications, Inc. 12.75% 2009.................             230,000               35,650
                       RCN Corp., Series B 11.13% 2007(4)..........................           1,760,000              510,400
                       RCN Corp., Series B zero coupon 2008(2).....................             750,000              196,875
                       Rhythms NetConnections, Inc., Series B zero coupon
                         2008(2)...................................................           1,700,000               81,600
                       Rhythms NetConnections, Inc., Series B 14.00% 2010(1).......             400,000                6,196
                       RSL Communications Ltd. 12.25% 2006(1)......................             198,000                2,970
                       RSL Communications PLC zero coupon 2008(1)(2)...............             275,000                4,125
                       RSL Communications PLC zero coupon 2008(1)(2)...............       DEM 1,650,000                6,647
                       RSL Communications PLC 9.13% 2008(1)........................           1,065,000               37,275
                       Tele1 Europe 12.38% 2008....................................       EUR   175,000               72,772
                       Tele1 Europe BV 13.00% 2009*................................       EUR   490,000              203,761
                       Telekom Malaysia Global 8.00% 2010*.........................             350,000              355,600
                       Viatel, Inc. zero coupon 2008(1)(2).........................           1,310,000               13,100
                       Winstar Communications, Inc. zero coupon 2010(1)(2).........           7,950,000               39,750
                       Xo Communications, Inc. zero coupon 2008(2).................           1,800,000              324,000
                       Xo Communications, Inc. 10.75% 2008.........................             675,000              226,125
                       Xo Communications, Inc. 10.75% 2009.........................             300,000              105,000
                                                                                                               -------------
                                                                                                                  13,899,584
                                                                                                               -------------
                       MATERIALS -- 4.1%
                       Chemicals -- 1.1%
                       Huntsman ICI Chemicals LLC 10.13% 2009......................             875,000              762,180
                       Lyondell Chemical Co., Series A 9.63% 2007..................             345,000              346,725
                       Forest Products -- 2.1%
                       Indah Kiat International Finance Co. BV 11.88% 2002(1)......             200,000               45,000
                       Owens Illinois, Inc. 7.50% 2010.............................           1,875,000            1,453,125
                       Owens Illinois, Inc. 7.80% 2018.............................             475,000              353,875
                       Phelps Dodge Corp. 8.75% 2011...............................             280,000              286,419
                       Metals & Minerals -- 0.9%
                       Murrin Murrin Holdings Property Ltd. 9.38% 2007.............             600,000              519,000
                       National Steel Corp., Series D 9.88% 2009*..................           1,045,000              334,400
                                                                                                               -------------
                                                                                                                   4,100,724
                                                                                                               -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 31.6%
                       Foreign Government -- 31.6%
                       Central Bank of Nigeria 5.09% 2010..........................              50,000               18,500
                       Central Bank of Nigeria 6.25% 2020..........................             500,000              316,963
                       Ivory Coast, Inc. zero coupon 2018(2).......................             475,000               74,660
                       Ivory Coast, Inc. 2.00% 2018(1)(5)..........................           1,350,000              211,969
                       Malaysia 7.50% 2011.........................................             350,000              349,011
                       Republic of Argentina 6.00% 2023............................           4,900,000            2,866,500
                       Republic of Brazil 5.44% 2006(5)............................             720,000              625,200
                       Republic of Brazil 5.44% 2024(5)............................           1,900,000            1,341,875
                       Republic of Brazil 5.50% 2009(5)............................             800,000              630,001
                       Republic of Brazil 5.50% 2012(5)............................           2,900,000            1,924,875
                       Republic of Brazil 8.00% 2014...............................           3,527,990            2,509,283
                       Republic of Brazil 9.63% 2005...............................             950,000              857,375
                       Republic of Bulgaria, Series A 3.00% 2012(5)................           1,800,000            1,426,500
                       Republic of Bulgaria, Series A 6.31% 2024(5)................             800,000              623,000
                       Republic of Croatia 6.25% 2010(5)...........................             302,273              296,227
                       Republic of Ecuador 4.00% 2030(5)...........................           1,450,000              561,150
                       Republic of Ecuador 12.00% 2012.............................           1,100,000              726,000
                       Republic of Egypt 8.75% 2011*...............................           1,250,000            1,234,312
                       Republic of Panama 9.63% 2011...............................             950,000              964,250
                       Republic of Panana 9.38% 2029...............................             250,000              258,125

                                                           ---------------------

                                                                                            PRINCIPAL
                                                                                              AMOUNT
                                                                                         (DENOMINATED IN
                                        BONDS & NOTES (CONTINUED)                        LOCAL CURRENCY)           VALUE
                       -----------------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS (continued)
                       Foreign Government (continued)
                       Republic of Peru 4.50% 2017(5)..............................             350,000        $     238,875
                       Republic of Philippines 9.50% 2024..........................             450,000              437,625
                       Republic of Poland 6.00% 2014(5)............................             500,000              493,698
                       Republic of Turkey 11.88% 2030..............................             400,000              301,866
                       Republic of Ukraine 11.00% 2007.............................             242,500              191,575
                       Republic of Venezuela 6.75% 2020............................           1,000,000              762,500
                       Republic of Venezuela 9.25% 2027............................             150,000              101,925
                       Russian Federation 5.00% 2030(5)............................           4,190,000            1,859,311
                       Russian Federation 8.25% 2010...............................             400,000              297,800
                       Russian Federation 8.25% 2010*..............................             950,000              706,563
                       Russian Federation 12.75% 2028..............................           2,100,000            1,958,775
                       State of Qatar 9.75% 2030...................................             850,000            1,003,320
                       United Mexican States 8.13% 2019............................           1,850,000            1,731,322
                       United Mexican States 8.38% 2011............................           1,300,000            1,299,350
                       United Mexican States 9.88% 2010............................           1,500,000            1,644,375
                       United Mexican States 11.38% 2016...........................             950,000            1,131,688
                                                                                                               -------------
                                                                                                                  31,976,344
                                                                                                               -------------
                       REAL ESTATE -- 0.9%
                       Real Estate Companies -- 0.9%
                       Beazer Homes USA, Inc. 8.63% 2011...........................             500,000              508,750
                       Blum CB Corp. 11.25% 2011...................................             300,000              291,000
                       Glencore Nickel Property Ltd. 9.00% 2014....................             135,000              101,925
                                                                                                               -------------
                                                                                                                     901,675
                                                                                                               -------------
                       UTILITIES -- 0.9%
                       Electric Utilities -- 0.9%
                       Korea Electric Power Corp. 6.38% 2003.......................             450,000              459,405
                       Korea Electric Power Corp. 7.75% 2013.......................             450,000              462,200
                                                                                                               -------------
                                                                                                                     921,605
                                                                                                               -------------
                       TOTAL BONDS & NOTES (cost $111,463,637).....................                               84,840,216
                                                                                                               -------------

                       LOAN AGREEMENTS -- 3.6%
                       -----------------------------------------------------------------------------------------------------
                       LOAN AGREEMENTS -- 3.6%
                       Foreign Government -- 3.6%
                       Algerian Loan Agreement Trust 5.81% 2001....................       USD   512,179              435,352
                       Kingdom of Morroco, Series A 7.56% 2009(5)..................           2,251,610            2,037,707
                       Russian FTO Loans zero coupon...............................              12,012                5,826
                       Russian FTO Loans zero coupon...............................             127,448               61,812
                       Russian FTO Loans zero coupon...............................             298,312              144,681
                       Russian FTO Loans zero coupon...............................             350,520              170,002
                       Russian FTO Loans zero coupon...............................             359,597              174,405
                       Russian FTO Loans zero coupon...............................           1,200,000              582,000
                                                                                                               -------------
                       TOTAL LOAN AGREEMENTS (cost $3,637,045).....................                                3,611,785
                                                                                                               -------------

                       COMMON STOCK -- 0.0%+                                                  SHARES
                       -----------------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 0.0%
                       Telecommunications -- 0.0%
                       Song Networks Holding AB (cost $35,061).....................               9,208               15,193
                                                                                                               -------------

---------------------


                       PREFERRED STOCK -- 2.9%                                                SHARES               VALUE
                       -----------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.5%
                       Broadcasting & Media -- 0.5%
                       Paxson Communications Corp. 9.75%*(6).......................                   8        $      71,600
                       Paxson Communications Corp. 13.25%(6).......................                  37              343,280
                       Primedia, Inc., Series D 10.00%.............................                 535               42,265
                       Primedia, Inc., Series F 9.20%..............................                 760               59,280
                                                                                                               -------------
                                                                                                                     516,425
                                                                                                               -------------
                       INFORMATION TECHNOLOGY -- 1.7%
                       Telecommunications -- 1.7%
                       Broadwing Communications, Inc., Series B 12.50%.............                 712              697,760
                       Dobson Communications Corp. 13.00%(6).......................             806,410              733,833
                       Nextel Communications, Inc. 13.00%..........................                 377              243,165
                       Xo Communications, Inc., Series B 13.50%....................                 636               60,397
                       Xo Communications, Inc. 14.00%..............................               3,897               15,587
                                                                                                               -------------
                                                                                                                   1,750,742
                                                                                                               -------------
                       UTILITIES -- 0.7%
                       Electric Utilities -- 0.7%
                       TNP Enterprises, Inc. 14.50%(6).............................                 676              736,486
                                                                                                               -------------

                       TOTAL PREFERRED STOCK (cost $3,281,532).....................                                3,003,653
                                                                                                               -------------

                       WARRANTS -- 0.2%                                                      WARRANTS
                       -----------------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.0%
                       Broadcasting & Media -- 0.0%
                       Ono Finance PLC 3/16/11*+...................................                 350               17,500
                       Paxson Communications Corp. 6/30/03+........................                 256                   10
                       XM Satellite Radio, Inc. 3/15/10+...........................                 315                7,875
                                                                                                               -------------
                                                                                                                      25,385
                                                                                                               -------------
                       INFORMATION TECHNOLOGY -- 0.1%
                       Computer Software -- 0.0%
                       Wam!Net, Inc. 3/01/05+......................................               1,200                   12
                       Telecommunications -- 0.1%
                       Globalstar Telecommunications+..............................                 175                    2
                       GT Group Telecom, Inc. 2/01/10*+............................               1,300               33,150
                       Maxcom Telecomunicaciones SA de CV 4/01/07+.................                 425                   38
                       Motient Corp. 4/01/08*+.....................................                 565                    6
                       Occidente Y Caribe Celular SA 3/15/04*+.....................               4,100                   41
                                                                                                               -------------
                                                                                                                      33,249
                                                                                                               -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.1%
                       Foreign Government -- 0.1%
                       Central Bank of Nigeria 11/15/20(3).........................                 500                    0
                       Republic of Venezuela 4/15/20(3)............................               5,000                    0
                       United Mexican States 6/30/03(3)............................           9,703,000              106,733
                                                                                                               -------------
                                                                                                                     106,733
                                                                                                               -------------
                       UTILITIES -- 0.0%
                       Electric Utilities -- 0.0%
                       TNP Enterprises, Inc. 4/01/11*+.............................                 600               18,000
                                                                                                               -------------
                       TOTAL WARRANTS (cost $255,281)..............................                                  183,367
                                                                                                               -------------
                       TOTAL INVESTMENT SECURITIES (cost $118,672,556).............                               91,654,214
                                                                                                               -------------

                                                           ---------------------


                                                                                            PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.2%                                          AMOUNT               VALUE
                       -----------------------------------------------------------------------------------------------------
                       FOREIGN SHORT-TERM NOTES -- 0.1%
                       Tjiwi Kimia 13.25% due 8/01/01..............................       $     800,000        $      96,000
                                                                                                               -------------
                       U.S. GOVERNMENT -- 0.1%
                       United States Treasury Bills 3.55% due 10/18/01@............             100,000               99,253
                                                                                                               -------------
                       TOTAL SHORT-TERM SECURITIES (cost $899,242).................                                  195,253
                                                                                                               -------------

                       REPURCHASE AGREEMENT -- 6.8%
                       -----------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 6.8%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 2.75%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $6,871,525 and collateralized by
                         $6,175,000 of U.S. Treasury Notes, bearing interest at
                         7.50%, due 2/15/05 and having an approximate value of
                         $7,011,626@ (cost $6,871,000).............................           6,871,000            6,871,000
                                                                                                               -------------

                       TOTAL INVESTMENTS -- (cost $126,442,798)      97.5%                                        98,720,467
                       Other assets less liabilities                  2.5                                          2,553,311
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 101,273,778
                                                                    ======                                     =============

              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              (1) Bond in default
              (2) Represents a zero coupon bond which will convert to an interest-bearing security at a later date
              (3) Fair valued security; See Note 2
              (4) Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants
              (5) Variable rate security; rate as of July 31, 2001
              (6) PIK ("Payment-in-Kind") payment made with additional securities in lieu of cash

                       Allocation of investments as a percentage of net assets
              by country as of July 31, 2001:

                            United States...............................................    47.6%
                            Mexico......................................................     7.7%
                            Brazil......................................................     6.9%
                            Russia......................................................     4.7%
                            Argentina...................................................     3.0%
                            United Kingdom..............................................     2.2%
                            Canada......................................................     2.1%
                            Bulgaria....................................................     2.0%
                            Morocco.....................................................     2.0%
                            Ecuador.....................................................     1.3%
                            Egypt.......................................................     1.2%
                            Panama......................................................     1.2%
                            Korea.......................................................     1.1%
                            Qatar.......................................................     1.0%
                            Venezuela...................................................     0.9%
                            Bermuda.....................................................     0.8%
                            Malaysia....................................................     0.7%
                            Australia...................................................     0.6%
                            Luxembourg..................................................     0.6%
                            Poland......................................................     0.5%
                            Philippines.................................................     0.4%
                            China.......................................................     0.3%
                            Croatia.....................................................     0.3%
                            Netherlands.................................................     0.3%
                            Nigeria.....................................................     0.3%
                            Turkey......................................................     0.3%
                            Germany.....................................................     0.2%
                            Peru........................................................     0.2%
                            Ukraine.....................................................     0.2%
                            Saudi Arabia................................................     0.1%
                                                                                            -----
                                                                                            90.7%
                                                                                            =====

---------------------

               @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                                OPEN FUTURES CONTRACTS
                       --------------------------------------------------------------------------------------------------------
                                                                                                                UNREALIZED
                       NUMBER OF                                  EXPIRATION       VALUE AT    VALUE AS OF     APPRECIATION/
                       CONTRACTS   DESCRIPTION                       DATE        TRADE DATE    JULY 31, 2001   DEPRECIATION
                       --------------------------------------------------------------------------------------------------------
                       6 Short     UK Gilt LT                   September 2001   $  995,698     $  979,454        $(16,244)
                       16 Long     U.S. Treasury 10 Year Note   September 2001    1,640,383      1,697,750          57,367
                                                                                                                  ---------
                                   Net Unrealized Appreciation..............................................      $ 41,123
                                                                                                                  =========

                                  OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------
                                                                          GROSS
                       CONTRACT                IN         DELIVERY     UNREALIZED
                       TO DELIVER         EXCHANGE FOR      DATE      APPRECIATION
                       -------------------------------------------------------------
                       EUR     460,000   USD    404,593   08/14/01     $  2,012
                       EUR     275,000   USD    240,298   10/26/01            5
                       GBP*    840,000   USD  1,205,551   08/09/01        8,906
                       USD*..   200,784  EUR    235,000   08/29/01        4,814
                       USD*..   119,060  GBP     85,000   08/09/01        2,030
                                                                       ---------
                                                                         17,767
                                                                       ---------

                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       EUR*    755,000   USD    646,280   08/29/01     $(14,257)
                       EUR   1,145,000   USD    998,440   10/31/01       (1,941)
                       EUR     240,000   USD    209,160   10/31/01         (527)
                                                                       ---------
                                                                        (16,725)
                                                                       ---------
                                Net Unrealized Appreciation.......     $  1,042
                                                                       =========

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

EUR  --   Euro
GBP  --   Pound Sterling
USD  --   United States Dollar
See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SUNAMERICA BALANCED
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 60.2%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.5%
                       Automotive -- 2.6%
                       Dana Corp. .................................................       115,000   $   2,961,250
                       Delphi Automotive Systems Corp. ............................       115,000       1,881,400
                       Ford Motor Co. .............................................        95,000       2,419,650
                       General Motors Corp.........................................        95,000       6,042,000

                       Housing -- 0.5%
                       Masco Corp. ................................................       105,000       2,647,050

                       Retail -- 3.4%
                       Home Depot, Inc. ...........................................        60,000       3,022,200
                       Target Corp. ...............................................        54,300       2,101,410
                       Wal-Mart Stores, Inc. ......................................       230,000      12,857,000
                                                                                                    -------------
                                                                                                       33,931,960
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.3%
                       Household Products -- 0.3%
                       Gillette Co. ...............................................        60,000       1,672,200
                                                                                                    -------------
                       ENERGY -- 3.0%
                       Energy Services -- 1.0%
                       BJ Services Co.+............................................       120,000       3,026,400
                       Transocean Sedco Forex, Inc. ...............................        65,000       2,098,850

                       Energy Sources -- 2.0%
                       Devon Energy Corp. .........................................        70,000       3,794,700
                       Exxon Mobil Corp. ..........................................       159,600       6,664,896
                                                                                                    -------------
                                                                                                       15,584,846
                                                                                                    -------------
                       FINANCE -- 12.7%
                       Banks -- 2.5%
                       Bank of New York Co., Inc. .................................        50,000       2,243,000
                       FleetBoston Financial Corp. ................................       150,000       5,628,000
                       Mellon Financial Corp. .....................................        39,300       1,494,186
                       National City Corp. ........................................       119,400       3,835,128

                       Financial Services -- 10.2%
                       American Express Co. .......................................        87,500       3,528,875
                       Capital One Financial Corp. ................................        99,200       6,375,584
                       Citigroup, Inc. ............................................       220,066      11,049,514
                       J.P. Morgan Chase & Co. ....................................       132,000       5,715,600
                       Lehman Brothers Holdings, Inc. .............................       120,000       8,640,000
                       Morgan Stanley, Dean Witter & Co. ..........................        49,200       2,943,144
                       Nasdaq Gold Trust+..........................................       130,000       5,428,800
                       PNC Financial Services Group................................        60,000       3,981,000
                       Providian Financial Corp. ..................................       110,000       5,430,700
                                                                                                    -------------
                                                                                                       66,293,531
                                                                                                    -------------

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HEALTHCARE -- 9.9%
                       Drugs -- 5.0%
                       Bristol-Myers Squibb Co. ...................................        25,000   $   1,478,500
                       Cardinal Health, Inc. ......................................        50,000       3,681,500
                       Genentech, Inc.+............................................        29,300       1,239,390
                       Merck & Co., Inc. ..........................................        61,900       4,207,962
                       Pfizer, Inc. ...............................................        41,800       1,722,996
                       Pharmacia Corp. ............................................        50,000       2,231,000
                       Schering-Plough Corp. ......................................       108,200       4,225,210
                       Teva Pharmaceutical Industries Ltd. ADR.....................       100,000       7,195,000

                       Medical Products -- 4.9%
                       Abbott Laboratories, Inc. ..................................       120,000       6,430,800
                       Amgen, Inc.+................................................        77,200       4,841,212
                       Baxter International, Inc. .................................        70,000       3,486,000
                       Johnson & Johnson Co. ......................................       197,800      10,700,980
                                                                                                    -------------
                                                                                                       51,440,550
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 6.4%
                       Business Services -- 1.2%
                       Waste Management, Inc.......................................       210,000       6,510,000

                       Electrical Equipment -- 2.7%
                       General Electric Co.........................................       330,000      14,355,000

                       Machinery -- 0.6%
                       SPX Corp.+..................................................        25,000       3,029,000

                       Multi-Industry -- 1.9%
                       Tyco International Ltd......................................       182,000       9,682,400
                                                                                                    -------------
                                                                                                       33,576,400
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 5.4%
                       Broadcasting & Media -- 5.4%
                       AOL Time Warner, Inc.+......................................       212,550       9,660,397
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............        98,300       1,546,259
                       Clear Channel Communications, Inc.+.........................        75,000       4,395,000
                       Comcast Corp., Class A+.....................................        24,600         935,538
                       EchoStar Communications Corp., Class A+.....................        90,000       2,677,500
                       Fox Entertainment Group, Inc., Class A+.....................       150,000       4,087,500
                       Pegasus Communications Corp.+...............................        49,800         645,408
                       Viacom, Inc., Class B+......................................        80,000       3,984,000
                                                                                                    -------------
                                                                                                       27,931,602
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 14.0%
                       Communication Equipment -- 2.5%
                       Motorola, Inc. .............................................       130,000       2,429,700
                       Nokia Corp. ADR.............................................       168,600       3,677,166
                       QUALCOMM, Inc.+.............................................       110,000       6,955,300

                       Computers & Business Equipment -- 3.6%
                       Cisco Systems, Inc.+........................................       307,500       5,910,150
                       Dell Computer Corp.+........................................       100,000       2,693,000
                       EMC Corp.+..................................................        80,000       1,577,600
                       International Business Machines Corp. ......................        80,000       8,416,800

                       Computer Services -- 0.4%
                       DST Systems, Inc.+..........................................        45,000       2,126,250

                       Computer Software -- 4.7%
                       Electronic Arts, Inc.+......................................       120,000       6,830,400
                       Microsoft Corp.+............................................       267,600      17,712,444

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 2.1%
                       Intel Corp..................................................       197,900   $   5,899,399
                       Micron Technology, Inc.+....................................       120,000       5,040,000

                       Telecommunications -- 0.7%
                       AT&T Corp. .................................................       125,000       2,526,250
                       General Motors Corp., Class H...............................        72,000       1,389,600
                                                                                                    -------------
                                                                                                       73,184,059
                                                                                                    -------------
                       MATERIALS -- 2.0%
                       Chemicals -- 0.5%
                       Dow Chemical Co. ...........................................        80,000       2,912,000
                       Forest Products -- 0.6%
                       Georgia-Pacific Corp. ......................................        80,000       2,928,000
                       Metals & Minerals -- 0.9%
                       Alcoa, Inc..................................................       120,000       4,707,600
                                                                                                    -------------
                                                                                                       10,547,600
                                                                                                    -------------

                       TOTAL COMMON STOCK (cost $342,752,219)......................                   314,162,748
                                                                                                    -------------

                                                                                       PRINCIPAL
                       BONDS & NOTES -- 34.6%                                           AMOUNT
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.2%
                       Automotive -- 0.2%
                       DaimlerChrysler AG 7.45% 2027...............................   $   750,000         744,712
                                                                                                    -------------

                       FINANCE -- 0.7%
                       Financial Services -- 0.7%
                       CS First Boston Mortgage Securities Corp. 6.48% 2008........     2,500,000       2,558,290
                       Morgan Stanley Group, Inc. 6.88% 2007.......................     1,000,000       1,049,010
                                                                                                    -------------
                                                                                                        3,607,300
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 0.2%
                       Electronics -- 0.2%
                       Texas Instruments, Inc. 6.13% 2006..........................     1,000,000       1,008,220
                                                                                                    -------------

                       U.S. GOVERNMENT & AGENCIES -- 33.5%
                       U.S. Government & Agencies -- 33.5%
                       Federal National Mortgage Association 5.25% 2009............     7,000,000       6,886,251
                       Federal National Mortgage Association 5.75% 2003............     3,385,000       3,481,269
                       Federal National Mortgage Association 5.75% 2008............       750,000         763,943
                       Overseas Private Investment Corp. 6.99% 2009................     3,695,819       3,875,325
                       Small Business Administration 6.30% 2018....................     1,692,115       1,700,891
                       Tennessee Valley Authority 4.75% 2004.......................    10,000,000      10,021,000
                       United States Treasury Bonds 5.38% 2031.....................    18,000,000      17,651,160
                       United States Treasury Bonds 6.25% 2030.....................    13,000,000      14,247,220
                       United States Treasury Notes 3.88% 2003.....................    15,000,000      15,025,800
                       United States Treasury Notes 4.63% 2006(1)..................    69,000,000      69,323,610
                       United States Treasury Notes 5.00% 2011.....................    13,000,000      12,961,390
                       United States Treasury Notes 5.75% 2005.....................    18,000,000      18,866,160
                                                                                                    -------------
                                                                                                      174,804,019
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $178,663,365).....................                   180,164,251
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $521,415,584).............                   494,326,999
                                                                                                    -------------

---------------------


                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 2.7%                                     AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 2.7%
                       Federal National Mortgage Association Discount Notes 3.84%
                         due 8/01/01 (cost $14,000,000)............................   $14,000,000   $  14,000,000
                                                                                                    -------------
                       REPURCHASE AGREEMENTS -- 18.3%
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 18.3%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3)(2).......................................    65,644,000      65,644,000
                       UBS Warburg, Inc. Joint Repurchase Agreement Account (Note
                         3)........................................................    30,000,000      30,000,000
                                                                                                    -------------
                       TOTAL REPURCHASE AGREEMENTS (cost $95,644,000)..............                    95,644,000
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $631,059,584)      115.8%                                       603,970,999
                       Liabilities in excess of other assets(3) --   (15.8)                                       (82,321,632)
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 521,649,367
                                                                     ======                                     =============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depositary Receipt
              (1) The security or portion thereof is out on loan; See Note 2
              (2) Includes cash received as collateral for securities out on loan in the amount of $57,820,000
              (3) Includes a liability for fully collateralized securities on loan

              See Notes to Financial Statements

                                                           ---------------------

---------------------

SUNAMERICA SERIES TRUST
    MFS TOTAL RETURN PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 50.7%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.2%
                       Apparel & Textiles -- 0.1%
                       Nike, Inc., Class B.........................................        11,690   $     555,859

                       Automotive -- 0.6%
                       Delphi Automotive Systems Corp. ............................        85,130       1,392,727
                       Ford Motor Co. .............................................         6,857         174,648
                       Visteon Corp. ..............................................        41,490         876,683

                       Retail -- 1.5%
                       CVS Corp. ..................................................        10,400         374,504
                       Kroger Co.+.................................................        81,890       2,158,621
                       Safeway, Inc.+..............................................        50,320       2,222,131
                       Sears, Roebuck & Co. .......................................        22,100       1,038,258
                                                                                                    -------------
                                                                                                        8,793,431
                                                                                                    -------------
                       CONSUMER STAPLES -- 2.8%

                       Food, Beverage & Tobacco -- 1.4%
                       Archer-Daniels-Midland Co. .................................        55,187         738,954
                       Diageo PLC..................................................       208,163       2,138,870
                       Nestle SA...................................................         4,030         862,855
                       PepsiCo, Inc. ..............................................         5,400         251,802
                       Quaker Oats Co. ............................................        17,000       1,496,000

                       Household Products -- 1.4%
                       Fortune Brands, Inc. .......................................        28,500       1,043,670
                       Gillette Co. ...............................................        55,000       1,532,850
                       Kimberly-Clark Corp. .......................................         2,900         176,349
                       Procter & Gamble Co. .......................................        39,710       2,820,204
                                                                                                    -------------
                                                                                                       11,061,554
                                                                                                    -------------
                       ENERGY -- 7.9%
                       Energy Services -- 2.1%
                       BJ Services Co.+............................................        27,400         691,028
                       Halliburton Co. ............................................        56,400       1,974,564
                       Noble Drilling Corp.+.......................................        95,600       2,933,964
                       Schlumberger Ltd. ..........................................        51,910       2,790,163

                       Energy Sources -- 5.8%
                       Apache Corp. ...............................................        61,180       3,178,301
                       BP PLC ADR..................................................        12,650         625,163
                       Devon Energy Corp. .........................................        85,650       4,643,087
                       Exxon Mobil Corp. ..........................................        98,136       4,098,159
                       Kerr-McGee Corp. ...........................................        28,330       1,789,889
                       Occidental Petroleum Corp. .................................       138,020       3,814,873
                       Royal Dutch Petroleum Co. ADR...............................        81,160       4,707,280
                       Unocal Corp. ...............................................        13,700         490,186
                                                                                                    -------------
                                                                                                       31,736,657
                                                                                                    -------------
                       FINANCE -- 11.0%
                       Banks -- 2.0%
                       Bank of America Corp. ......................................        50,196       3,193,469
                       First Union Corp. ..........................................         8,200         290,280
                       FleetBoston Financial Corp. ................................        73,159       2,744,926

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       Mellon Financial Corp. .....................................         6,200   $     235,724
                       U.S. Bancorp................................................        15,628         371,009
                       Wells Fargo & Co. ..........................................        20,700         953,442
                       Financial Services -- 4.8%
                       Citigroup, Inc. ............................................        48,133       2,416,758
                       Federal Home Loan Mortgage Corp. ...........................        80,920       5,538,165
                       ING Groep NV ADR............................................        37,708       1,225,887
                       J.P. Morgan Chase & Co. ....................................        39,300       1,701,690
                       Merrill Lynch & Co., Inc. ..................................        44,802       2,430,061
                       Morgan Stanley, Dean Witter & Co. ..........................        37,600       2,249,232
                       PNC Financial Services Group................................        25,760       1,709,176
                       The Hartford Financial Services Group, Inc. ................        29,540       1,955,843

                       Insurance -- 4.2%
                       Allstate Corp. .............................................        76,840       2,686,326
                       American General Corp.#.....................................        12,920         597,550
                       Chubb Corp. ................................................        25,500       1,789,335
                       CIGNA Corp. ................................................        32,270       3,237,004
                       Jefferson-Pilot Corp. ......................................        43,705       2,076,425
                       MetLife, Inc. ..............................................        34,310       1,017,291
                       Nationwide Financial Services, Inc., Class A................        31,790       1,398,442
                       St. Paul Cos., Inc. ........................................        93,480       4,099,098
                                                                                                    -------------
                                                                                                       43,917,133
                                                                                                    -------------
                       HEALTHCARE -- 4.1%
                       Drugs -- 2.5%
                       American Home Products Corp. ...............................        29,600       1,785,176
                       Bristol-Myers Squibb Co. ...................................        11,900         703,766
                       Eli Lilly & Co. ............................................        18,600       1,474,608
                       Novartis AG.................................................        80,400       2,796,158
                       Pharmacia Corp. ............................................        14,575         650,337
                       Schering-Plough Corp. ......................................        63,130       2,465,226

                       Health Services -- 0.7%
                       Community Health Systems, Inc.+.............................         2,340          74,880
                       HCA, Inc. ..................................................        61,780       2,838,791

                       Medical Products -- 0.9%
                       Abbott Laboratories, Inc. ..................................        22,300       1,195,057
                       Baxter International, Inc. .................................         5,400         268,920
                       Guidant Corp. ..............................................        52,900       1,686,452
                       Johnson & Johnson Co. ......................................         5,600         302,960
                                                                                                    -------------
                                                                                                       16,242,331
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 2.9%
                       Aerospace & Military Technology -- 0.3%
                       Boeing Co. .................................................         6,900         403,857
                       United Technologies Corp. ..................................        11,400         836,760

                       Business Services -- 0.4%
                       W.W. Grainger, Inc. ........................................        37,890       1,595,169

                       Machinery -- 1.8%
                       Alstom......................................................        50,140       1,398,057
                       Cooper Cameron Corp.+.......................................        35,000       1,781,850
                       Deere & Co. ................................................        87,350       3,664,333
                       Ingersoll-Rand Co. .........................................        10,080         440,294

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................        55,100   $   1,473,374
                                                                                                    -------------
                                                                                                       11,593,694
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 3.9%
                       Broadcasting & Media -- 3.0%
                       Comcast Corp., Class A+.....................................        88,020       3,347,401
                       Cox Communications, Inc., Class A+..........................        10,200         417,486
                       Gannett Co., Inc. ..........................................        24,000       1,608,720
                       New York Times Co., Class A.................................         9,800         453,740
                       Viacom, Inc., Class B+......................................       119,027       5,927,544

                       Leisure & Tourism -- 0.9%
                       Harrah's Entertainment, Inc.+...............................        92,310       2,641,912
                       MGM Mirage, Inc. ...........................................        23,790         735,111
                       Walt Disney Co. ............................................        10,900         287,215
                                                                                                    -------------
                                                                                                       15,419,129
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 5.5%
                       Communication Equipment -- 1.1%
                       Advanced Fibre Communications, Inc.+........................        38,950         983,487
                       Motorola, Inc. .............................................       141,940       2,652,859
                       Nokia Corp. ADR.............................................        35,060         764,659

                       Computers & Business Equipment -- 1.1%
                       Compaq Computer Corp. ......................................        41,000         612,540
                       Hewlett-Packard Co. ........................................        24,700         609,102
                       International Business Machines Corp. ......................        13,000       1,367,730
                       Sun Microsystems, Inc.+.....................................       104,100       1,695,789

                       Computer Software -- 0.2%
                       Microsoft Corp.+............................................        15,800       1,045,802

                       Electronics -- 0.6%
                       Analog Devices, Inc.+.......................................        29,470       1,355,620
                       Tektronix, Inc. ............................................        15,600         353,964
                       Texas Instruments, Inc. ....................................        17,300         596,850

                       Internet Software -- 0.0%
                       VeriSign, Inc.+.............................................         4,300         234,823

                       Telecommunications -- 2.5%
                       AT&T Corp. .................................................       154,550       3,123,456
                       AT&T Wireless Services, Inc.+...............................        42,944         802,623
                       CenturyTel, Inc. ...........................................        25,220         780,811
                       Nortel Networks Corp. ......................................       109,700         872,115
                       Verizon Communications, Inc. ...............................        78,816       4,267,886
                                                                                                    -------------
                                                                                                       22,120,116
                                                                                                    -------------
                       MATERIALS -- 4.0%
                       Chemicals -- 2.6%
                       Air Products and Chemicals, Inc. ...........................        51,640       2,108,461
                       Akzo Nobel NV...............................................       106,310       4,443,117
                       Dow Chemical Co. ...........................................        12,400         451,360
                       Georgia Gulf Corp. .........................................        36,180         598,779
                       Praxair, Inc. ..............................................        37,400       1,695,716
                       Rohm and Haas Co. ..........................................        35,800       1,229,372

                       Forest Products -- 0.2%
                       Aracruz Celulose SA ADR.....................................         1,900          30,400
                       Owens-Illinois, Inc.+.......................................       152,160         976,867

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 1.2%
                       Alcan, Inc. ................................................        16,810   $     630,543
                       Alcoa, Inc. ................................................        92,520       3,629,560
                       Phelps Dodge Corp. .........................................         9,700         391,880
                                                                                                    -------------
                                                                                                       16,186,055
                                                                                                    -------------
                       REAL ESTATE -- 0.3%
                       Real Estate Investment Trusts -- 0.3%
                       Equity Residential Properties Trust.........................        22,600       1,281,420
                                                                                                    -------------
                       UTILITIES -- 6.1%
                       Electric Utilities -- 2.4%
                       Dominion Resources, Inc. ...................................        15,200         919,448
                       Duke Energy Corp. ..........................................        11,000         424,710
                       Exelon Corp. ...............................................        22,500       1,271,250
                       FPL Group, Inc. ............................................        12,500         675,000
                       NiSource, Inc. .............................................       154,934       4,084,060
                       Pinnacle West Capital Corp. ................................        35,700       1,509,396
                       Progress Energy, Inc. ......................................         9,200         393,484
                       UtiliCorp United, Inc. .....................................        17,500         540,575

                       Gas & Pipeline Utilities -- 0.8%
                       El Paso Corp. ..............................................         4,243         219,575
                       National Fuel Gas Co. ......................................        39,000       1,872,000
                       The Williams Cos., Inc. ....................................         6,700         224,450
                       WGL Holdings, Inc. .........................................        26,000         723,580

                       Telephone -- 2.9%
                       ALLTEL Corp. ...............................................        34,650       2,136,173
                       SBC Communications, Inc. ...................................        30,200       1,359,906
                       Sprint Corp.................................................       195,739       4,568,548
                       Telephone and Data Systems, Inc. ...........................        32,590       3,511,573
                                                                                                    -------------
                                                                                                       24,433,728
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $196,678,224)......................                   202,785,248
                                                                                                    -------------

                       PREFERRED STOCK -- 0.5%
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       TXU Corp. 9.25%.............................................         6,000         306,300
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 0.2%
                       Broadcasting & Media -- 0.2%
                       Cox Communications, Inc. 7.75%..............................        15,330         947,394
                                                                                                    -------------
                       MATERIALS -- 0.1%
                       Forest Products -- 0.1%
                       Owens Illinois, Inc. 4.75%..................................        12,950         194,768
                                                                                                    -------------
                       UTILITIES -- 0.1%
                       Electric Utilities -- 0.1%
                       NiSource, Inc. 7.75%........................................         8,200         402,374
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $2,025,074).....................                     1,850,836
                                                                                                    -------------

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES -- 37.2%                                           AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 1.2%

                       Automotive -- 0.5%
                       DaimlerChrysler NA Holding Corp. 6.40% 2006.................   $ 1,132,000   $   1,154,980
                       DaimlerChrysler NA Holding Corp. 7.75% 2003.................     1,000,000       1,049,280

                       Retail -- 0.7%
                       Federated Department Stores, Inc. 8.50% 2003................       465,000         494,634
                       KMart Corp. 9.38% 2006......................................       444,000         444,000
                       Kroger Co. 7.50% 2031.......................................     1,742,000       1,790,393
                                                                                                    -------------
                                                                                                        4,933,287
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.1%

                       Food, Beverage & Tobacco -- 0.1%
                       Kellogg Co. 6.00% 2006......................................       450,000         454,862
                                                                                                    -------------
                       ENERGY -- 1.3%

                       Energy Sources -- 1.3%
                       Allegheny Energy Supply Co. LLC 7.80% 2011*.................       746,000         796,042
                       Anadarko Finance Co. 6.75% 2011*............................       261,000         266,275
                       Coastal Corp. 6.20% 2004....................................       386,000         390,389
                       Gulf Canada Resources Ltd. 7.13% 2011.......................       965,000       1,012,671
                       Gulf Canada Resources Ltd. 8.35% 2006.......................       727,000         811,252
                       Occidental Petroleum Corp. 6.40% 2003(1)....................     1,496,000       1,527,102
                       Phillips Petroleum Co. 8.50% 2005...........................       254,000         279,260
                                                                                                    -------------
                                                                                                        5,082,991
                                                                                                    -------------
                       FINANCE -- 6.1%

                       Banks -- 0.4%
                       Chase Commercial Mortgage Securities Corp. 6.39% 2030.......       273,000         278,632
                       Chase Commercial Mortgage Securities Corp. 7.54% 2009.......       132,734         141,708
                       Dime Bancorp, Inc. 9.00% 2002...............................       298,000         313,413
                       Unicredito Italiano Capital Trust 9.20% 2049*(1)............       612,000         686,847
                       Wells Fargo Bank Co. 6.45% 2011.............................       307,000         310,712

                       Financial Services -- 5.6%
                       AESOP Funding II LLC 6.40% 2003*............................       600,000         612,708
                       Associates Corp. NA 5.50% 2004..............................       790,000         799,946
                       Bear Stearns Commercial Mortgage Securities, Inc. 6.80%
                         2008......................................................       379,932         396,364
                       Boeing Capital Corp. 7.38% 2010.............................       318,000         345,170
                       Capita Equipment Receivables Trust 6.45% 2002...............       360,000         363,034
                       Certificates Funding Corp. 6.72% 2004*......................     1,184,000       1,238,298
                       Citibank Credit Card Issuance Trust 6.65% 2008(2)...........       943,000         959,355
                       Citigroup, Inc. 5.75% 2006..................................       268,000         271,272
                       Citigroup, Inc. 7.25% 2010..................................     1,265,000       1,353,070
                       Comm, Series 2000-FL1A 4.13% 2011*(1).......................       119,656         119,702
                       Comm, Series 2000-FL2A 4.05% 2011*(1).......................       409,530         409,529
                       Countrywide Home Loan 6.85% 2004............................       863,000         900,489
                       Countrywide Alternative Loan Trust 8.00% 2030...............       694,000         730,049
                       Fleetwood Credit Grantor Trust 6.90% 2012...................        21,549          21,725
                       Ford Credit Auto Owner Trust 6.42% 2003.....................       296,000         301,642
                       Ford Motor Credit Co. 6.88% 2006............................     1,706,000       1,771,237
                       Ford Motor Credit Co. 7.38% 2011............................     1,155,000       1,216,562
                       Ford Motor Credit Co. 7.88% 2010............................       290,000         315,468
                       General Electric Capital Corp. 7.38% 2010...................       344,000         379,649

---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       General Electric Capital Corp. 7.50% 2005...................   $   424,000   $     457,598
                       General Electric Capital Corp. 8.70% 2007...................       536,000         622,521
                       General Electric Capital Corp. 8.75% 2007...................       109,000         127,150
                       General Electric Capital Corp. 8.85% 2007...................       140,000         163,614
                       General Motors Acceptance Corp. 5.36% 2004..................       925,000         926,070
                       General Motors Acceptance Corp. 7.25% 2011..................       600,000         632,844
                       GS Mortgage Securities Corp. II 6.06% 2030..................       613,905         627,508
                       Household Finance Corp. 6.75% 2011..........................       498,000         509,180
                       Household Finance Corp. 7.88% 2007..........................       252,000         276,971
                       Lehman Brothers Holdings, Inc. 7.75% 2005...................       340,000         363,576
                       Lehman Brothers Holdings, Inc. 8.25% 2007...................       762,000         844,616
                       Merrill Lynch Mortgage Investment, Inc. 8.48% 2022*(1)......       300,000         309,060
                       MidAmerican Funding LLC 6.93% 2029..........................       166,000         150,204
                       Morgan (J.P.) Commercial Mortgage Finance Corp. 6.61%
                         2030......................................................       136,000         140,114
                       Morgan Stanley Group, Inc. 6.10% 2006.......................       975,000         992,813
                       Pemex Project Funding Master Trust 9.13% 2010...............       312,000         327,210
                       Prudential Funding LLC 6.60% 2008*..........................       688,000         705,750
                       Residential Accredit Loans, Inc. 6.75% 2028.................       490,000         496,125
                       Residential Funding Mortgage 7.66% 2012.....................       121,000         125,563
                       Salton Sea Funding Corp. 8.30% 2011.........................       499,119         460,183
                       Structured Asset Securities Corp. 6.95% 2007................       140,000         146,058
                       Summit Acceptance Auto Investment LLC 7.51% 2007*(2)........       240,000         254,287

                       Insurance -- 0.1%
                       AFLAC, Inc. 6.50% 2009......................................       560,000         562,182
                                                                                                    -------------
                                                                                                       24,457,778
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 1.6%
                       Aerospace & Military Technology -- 0.6%
                       Northrop Grumman Corp. 7.13% 2011...........................       729,000         742,280
                       Northrop Grumman Corp. 7.75% 2031...........................       331,000         341,973
                       Raytheon Co. 6.45% 2002.....................................     1,268,000       1,281,453

                       Business Services -- 0.3%
                       Waste Management, Inc. 7.38% 2010...........................       603,000         623,122
                       WMX Technologies, Inc. 6.38% 2003...........................       635,000         647,833

                       Machinery -- 0.2%
                       Ingersoll Rand Co. 6.25% 2006...............................       616,000         627,033

                       Multi-Industry -- 0.0%
                       Loews Corp. 3.13% 2007......................................       140,000         119,252

                       Transportation -- 0.5%
                       Compania Sud Americana de Vapores SA 7.38% 2003.............        50,000          50,565
                       Union Pacific Corp. 5.84% 2004..............................       745,000         757,993
                       Union Pacific Corp. 6.34% 2003..............................       607,000         626,005
                       Union Pacific Corp. 6.65% 2011..............................       747,000         757,495
                                                                                                    -------------
                                                                                                        6,575,004
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 1.4%
                       Broadcasting & Media -- 0.9%
                       Belo Corp. 7.75% 2027.......................................       303,000         280,033
                       Chancellor Media Corp., Series B 8.13% 2007.................       130,000         134,225
                       Comcast Cable Communications, Inc. 6.88% 2009...............       539,000         545,454
                       Comcast Cable Communications, Inc. 6.75% 2011...............       329,000         328,108
                       Cox Communications, Inc. 6.75% 2011.........................       400,000         401,536
                       Cox Communications, Inc. 7.75% 2010.........................       346,000         372,497

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       News America, Inc. 7.30% 2028...............................   $   192,000   $     176,715
                       Time Warner Entertainment Co. 10.15% 2012...................       830,000       1,032,943
                       Time Warner, Inc. 6.88% 2018................................       334,000         332,216

                       Leisure & Tourism -- 0.5%
                       American Airlines, Inc. 6.86% 2010..........................       131,451         137,340
                       Harrahs Operating Co., Inc. 7.13% 2007*.....................       302,000         306,530
                       MGM Mirage, Inc. 8.50% 2010.................................       553,000         589,387
                       Northwest Airlines, Inc. 6.81% 2020.........................       953,464         918,987
                                                                                                    -------------
                                                                                                        5,555,971
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 1.2%
                       Telecommunications -- 1.2%
                       American Tower Corp. 5.00% 2010*............................       610,000         470,800
                       AT&T Wireless Services, Inc. 7.35% 2006*....................       432,000         450,399
                       Citizens Communications Co. 8.50% 2006......................       650,000         689,942
                       MCI Worldcom, Inc. 6.40% 2005...............................       535,000         538,060
                       Metronet Communications Corp. zero coupon 2008(3)...........        74,000          66,121
                       Qwest Corp. 7.63% 2003......................................       397,000         414,202
                       TCI Communications Financing II 9.65% 2027..................     1,433,000       1,584,626
                       Telecom de Puerto Rico, Inc. 6.65% 2006.....................       150,000         144,710
                       Telus Corp. 7.50% 2007......................................       475,000         496,271
                                                                                                    -------------
                                                                                                        4,855,131
                                                                                                    -------------
                       MATERIALS -- 0.2%
                       Chemicals -- 0.1%
                       Chevron Phillips Chemical Co. LLC 7.00% 2011................       300,000         305,448

                       Metals & Minerals -- 0.1%
                       Hanson PLC 7.88% 2010.......................................       587,000         624,498
                                                                                                    -------------
                                                                                                          929,946
                                                                                                    -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.3%
                       Foreign Government -- 0.3%
                       Quebec Province Canada 5.50% 2006...........................       628,000         630,587
                       United Mexican States 8.38% 2011............................       497,000         496,752
                                                                                                    -------------
                                                                                                        1,127,339
                                                                                                    -------------
                       REAL ESTATE -- 0.5%
                       Real Estate Companies -- 0.5%
                       EOP Operating LP 7.75% 2007.................................       660,000         706,286
                       Socgen Real Estate Co. LLC 7.64% 2007*(1)...................     1,159,000       1,186,607
                                                                                                    -------------
                                                                                                        1,892,893
                                                                                                    -------------
                       U.S. GOVERNMENT & AGENCIES -- 20.5%
                       U.S. Government & Agencies -- 20.5%
                       Crimi Mae Corp. 6.70% 2008*.................................       140,000         134,442
                       Federal Home Loan Mortgage Corp. 5.50% 2006.................       430,000         436,450
                       Federal Home Loan Mortgage Corp. 6.50% 2015.................     1,117,559       1,136,759
                       Federal Home Loan Mortgage Corp. 6.75% 2031.................       600,000         636,936
                       Federal National Mortgage Association 5.63% 2004............     1,431,000       1,471,698
                       Federal National Mortgage Association 5.72% 2009............       385,000         384,417
                       Federal National Mortgage Association 6.00% 2005............       500,000         518,985
                       Federal National Mortgage Association 6.00% 2031............     2,982,347       2,917,093
                       Federal National Mortgage Association 6.50% 2014............       332,221         338,344
                       Federal National Mortgage Association 6.50% 2014............       776,123         790,427

---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Federal National Mortgage Association 6.50% 2015............   $ 1,720,670   $   1,748,080
                       Federal National Mortgage Association 6.50% 2031............     2,300,000       2,299,264
                       Federal National Mortgage Association 6.50% 2031............     1,749,999       1,749,439
                       Federal National Mortgage Association 6.50% 2031............     1,499,999       1,499,519
                       Federal National Mortgage Association 6.50% 2031............       250,137         250,057
                       Federal National Mortgage Association 6.50% 2031............     1,361,464       1,361,028
                       Federal National Mortgage Association 6.50% 2031............       288,211         288,119
                       Federal National Mortgage Association 6.50% TBA.............     3,000,000       2,999,040
                       Federal National Mortgage Association 6.63% 2010............     3,580,000       3,809,335
                       Federal National Mortgage Association 7.00% 2015............       482,175         495,434
                       Federal National Mortgage Association 7.00% 2029............     1,769,545       1,801,626
                       Federal National Mortgage Association 7.00% 2030............     2,296,264       2,337,896
                       Federal National Mortgage Association 7.00% 2030............       574,311         584,723
                       Federal National Mortgage Association 7.00% 2030............       780,575         794,236
                       Federal National Mortgage Association 7.50% 2030............     1,504,248       1,549,135
                       Federal National Mortgage Association 7.50% 2030............     1,282,897       1,320,177
                       Federal National Mortgage Association 7.50% 2031............     1,483,741       1,526,859
                       Government National Mortgage Association 6.50% 2028.........        87,762          88,448
                       Government National Mortgage Association 6.50% 2028.........       672,034         677,282
                       Government National Mortgage Association 6.50% 2028.........        60,864          61,339
                       Government National Mortgage Association 6.50% 2028.........       117,255         118,170
                       Government National Mortgage Association 7.00% 2027.........     1,352,409       1,385,786
                       Government National Mortgage Association 7.00% 2028.........       365,264         374,052
                       Government National Mortgage Association 7.50% 2026.........       836,735         867,845
                       Government National Mortgage Association 7.50% 2029.........       746,898         772,801
                       Government National Mortgage Association 8.00% 2022.........     1,464,616       1,542,417
                       Government National Mortgage Association 8.00% 2029.........     1,369,316       1,428,798
                       Government National Mortgage Association 8.00% 2029.........       813,191         848,516
                       Government National Mortgage Association 8.00% 2030.........     1,317,927       1,374,756
                       Student Loan Marketing Association 5.00% 2004...............       660,000         667,834
                       United States Treasury Bonds 5.38% 2031.....................     3,162,000       3,100,720
                       United States Treasury Bonds 6.25% 2023.....................       750,000         809,063
                       United States Treasury Bonds 6.25% 2030.....................     3,210,000       3,517,967
                       United States Treasury Bonds 9.88% 2015.....................     1,072,000       1,541,504
                       United States Treasury Notes 4.63% 2006.....................     2,034,000       2,043,539
                       United States Treasury Notes 5.00% 2011.....................     3,803,000       3,791,705
                       United States Treasury Notes 5.50% 2003.....................     9,741,000      10,034,789
                       United States Treasury Notes 5.75% 2010.....................     5,040,000       5,301,425
                       United States Treasury Notes 6.88% 2006.....................     5,743,000       6,302,024
                                                                                                    -------------
                                                                                                       81,830,298
                                                                                                    -------------
                       UTILITIES -- 2.8%

                       Electric Utilities -- 2.1%
                       Commonwealth Edison Co. 8.50% 2022..........................       239,000         251,633
                       Dominion Resources, Inc. 8.13% 2010.........................       275,000         305,921
                       DTE Energy Co. 7.05% 2011...................................       345,000         358,096
                       Entergy Mississippi, Inc. 6.20% 2004........................       208,000         209,604
                       Hydro Quebec 6.30% 2011.....................................       820,000         828,758
                       Niagara Mohawk Power Corp. 7.25% 2002.......................     1,005,610       1,031,896
                       Niagara Mohawk Power Corp. 7.75% 2006.......................       649,000         692,678
                       Niagara Mohawk Power Corp. 8.77% 2018.......................       125,000         132,309
                       NiSource Finance Corp. 5.75% 2003...........................       362,000         367,227
                       NiSource Finance Corp. 7.88% 2010...........................     1,014,000       1,107,014
                       Northeast Utilities 8.58% 2006..............................       133,256         139,411
                       NRG South Central Generating LLC 8.96% 2016.................       229,553         254,916
                       NSTAR 8.00% 2010............................................       204,000         221,444
                       Progress Energy, Inc. 7.10% 2011............................       198,000         206,801
                       PSE&G Power LLC 7.75% 2011*.................................       432,000         457,052

                                                           ---------------------


                                                                                       PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       PSE&G Power LLC 8.63% 2031*.................................   $   466,000   $     521,011
                       Toledo Edison Co. 7.88% 2004................................       640,000         681,734
                       TXU Eastern Funding Co. 6.15% 2002..........................       112,000         113,250
                       UtiliCorp United, Inc. 7.00% 2004...........................       108,000         110,589
                       Waterford 3 Funding-Entergy Corp. 8.09% 2017................       274,502         279,325

                       Gas & Pipeline Utilities -- 0.4%
                       Enron Corp. 7.88% 2003......................................       184,000         193,351
                       Kinder Morgan Energy Partners 6.75% 2011....................       494,000         501,306
                       Kinder Morgan Energy Partners 7.40% 2031....................       315,000         321,618
                       Texas Gas Transmission Corp. 7.25% 2027.....................       550,000         527,844
                       Williams Gas Pipelines 7.38% 2006*..........................       115,000         121,141

                       Telephone -- 0.3%
                       France Telecom SA 5.15% 2003*(1)............................       365,000         369,188
                       Liberty Media Corp. 8.25% 2030..............................       331,000         281,357
                       Sprint Capital Corp. 7.13% 2006.............................       415,000         428,799
                                                                                                    -------------
                                                                                                       11,015,273
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $145,753,096).....................                   148,710,773
                                                                                                    -------------

                       RIGHTS -- 0.0%+                                                  RIGHTS
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       United Mexican States 6/30/03(2) (cost $0)..................       461,000           5,071
                                                                                                    -------------

                       WARRANTS -- 0.0%+                                               WARRANTS
                       ------------------------------------------------------------------------------------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.0%
                       Foreign Government -- 0.0%
                       Republic of Venezuela 4/15/20(2) (cost $0)..................           535               0
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $344,456,394).............                   353,351,928
                                                                                                    -------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 11.9%                                   AMOUNT
                       ------------------------------------------------------------------------------------------
                       CORPORATE SHORT-TERM NOTES -- 1.4%
                       DaimlerChrysler NA Holding Corp. 6.63% due 9/21/01..........   $ 1,609,000       1,614,120
                       Midland Funding Corp. I 10.33% due 7/23/02..................       198,416         204,464
                       Sprint Capital Corp. 6.50% due 11/15/01.....................     1,135,000       1,141,015
                       Texas Utilities Co. 5.94% due 10/15/01*.....................       160,000         160,480
                       Time Warner Pass Through Asset Trust 6.10% due 12/30/01.....     1,202,000       1,210,823
                       Union Pacific Corp. 5.78% due 10/15/01......................       402,000         402,933
                       Waste Management, Inc. 6.63% due 7/15/02....................     1,030,000       1,045,110
                                                                                                    -------------
                                                                                                        5,778,945
                                                                                                    -------------

---------------------


                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES (CONTINUED)                                AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 10.5%
                       Federal Home Loan Bank Discount Notes 3.64% due 8/17/01.....   $10,000,000   $   9,983,822
                       Federal Home Loan Bank Discount Notes 3.84% due 8/01/01.....    31,995,000      31,995,000
                                                                                                    -------------
                                                                                                       41,978,822
                                                                                                    -------------
                       TOTAL SHORT-TERM SECURITIES (cost $47,717,808)..............                    47,757,767
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $392,174,202)      100.3%                                       401,109,695
                       Liabilities in excess of other assets --       (0.3)                                        (1,263,332)
                                                                     ------                                     -------------
                       NET ASSETS --                                 100.0%                                     $ 399,846,363
                                                                     ======                                     =============

              -----------------------------
              +  Non-income producing securities
              *  Resale restricted to qualified institutional buyers
              #  Security represents an investment in an affiliated company
              ADR -- American Depositary Receipt
              TBA -- Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
              (1) Variable rate security; rate as of July 31, 2001
              (2) Fair valued security; See Note 2
              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ASSET ALLOCATION PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)


                       COMMON STOCK -- 48.7%                                           SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.1%
                       Apparel & Textiles -- 0.3%
                       Columbia Sportswear Co.+....................................        4,200   $     163,128
                       Cutter & Buck, Inc.+........................................       71,300         418,531
                       Nike, Inc., Class B.........................................       21,200       1,008,060
                       Quiksilver, Inc.+...........................................       15,000         315,750

                       Automotive -- 0.6%
                       General Motors Corp. .......................................        5,300         337,080
                       Genuine Parts Co. ..........................................       24,800         816,416
                       Monaco Coach Corp.+.........................................       37,100       1,082,578
                       PACCAR, Inc. ...............................................       19,400       1,141,496

                       Retail -- 3.2%
                       Albertson's, Inc. ..........................................       37,500       1,227,375
                       Costco Wholesale Corp.+.....................................       42,500       1,829,625
                       Hollywood Entertainment Corp.+..............................      150,200       1,263,182
                       Intimate Brands, Inc. ......................................      190,900       3,083,035
                       J. Jill Group, Inc.+........................................       10,900         164,808
                       J.C. Penney Co., Inc. ......................................       56,100       1,595,484
                       Jones Apparel Group, Inc.+..................................       15,300         597,312
                       Kroger Co.+.................................................      305,100       8,042,436
                       May Department Stores Co. ..................................       19,200         637,440
                       Papa John's International, Inc.+............................       12,100         292,820
                       SUPERVALU, Inc. ............................................       37,900         794,763
                       Whole Foods Market, Inc.+...................................        3,600         122,220
                                                                                                   -------------
                                                                                                      24,933,539
                                                                                                   -------------
                       CONSUMER STAPLES -- 2.9%
                       Food, Beverage & Tobacco -- 0.7%
                       ConAgra, Inc. ..............................................       34,400         739,256
                       Hershey Foods Corp. ........................................       18,000       1,086,480
                       PepsiCo, Inc. ..............................................       37,200       1,734,636
                       Suiza Foods Corp.+..........................................        9,300         512,337

                       Household Products -- 2.2%
                       Avon Products, Inc. ........................................      131,700       6,109,563
                       Clorox Co. .................................................       16,200         605,556
                       Kimberly-Clark Corp. .......................................       44,700       2,718,207
                       Procter & Gamble Co. .......................................       60,700       4,310,914
                                                                                                   -------------
                                                                                                      17,816,949
                                                                                                   -------------
                       EDUCATION -- 0.1%
                       Education -- 0.1%
                       Edison Schools, Inc.+.......................................       33,700         615,025
                                                                                                   -------------

                       ENERGY -- 2.8%
                       Energy Services -- 0.5%
                       Baker Hughes, Inc. .........................................       21,800         775,644
                       Halliburton Co. ............................................       38,000       1,330,380
                       Hanover Compressor Co.+.....................................       10,100         338,047
                       Tosco Corp. ................................................       19,400         867,180

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       ENERGY (continued)
                       Energy Sources -- 2.3%
                       BP PLC ADR..................................................       44,900   $   2,218,958
                       Exxon Mobil Corp. ..........................................       62,600       2,614,176
                       Ocean Energy, Inc. .........................................       51,600       1,013,424
                       Repsol SA ADR...............................................       14,500         239,540
                       Royal Dutch Petroleum Co. ADR...............................       49,000       2,842,000
                       Texaco, Inc. ...............................................        7,600         526,300
                       Ultramar Diamond Shamrock Corp. ............................        7,600         359,100
                       Unocal Corp. ...............................................      107,700       3,853,506
                                                                                                   -------------
                                                                                                      16,978,255
                                                                                                   -------------
                       FINANCE -- 8.8%
                       Banks -- 4.4%
                       Ambac Financial Group, Inc. ................................       14,900         857,346
                       Bank of America Corp. ......................................       92,600       5,891,212
                       Bank One Corp. .............................................       11,600         449,036
                       Banner Corp. ...............................................       21,000         462,000
                       Charter One Financial, Inc. ................................       26,900         863,759
                       Comerica, Inc. .............................................       11,200         689,808
                       Dime Bancorp, Inc. .........................................       20,800         847,600
                       First State Bancorp.........................................        7,300         132,130
                       First Union Corp. ..........................................      140,500       4,973,700
                       FleetBoston Financial Corp. ................................       76,700       2,877,784
                       KeyCorp.....................................................       18,100         484,175
                       Pacific Northwest Bancorp...................................       23,400         503,334
                       TCF Financial Corp. ........................................       15,900         775,920
                       U.S. Bancorp................................................       64,900       1,540,726
                       Washington Federal, Inc. ...................................       34,500         918,045
                       Wells Fargo & Co. ..........................................       87,300       4,021,038

                       Financial Services -- 3.6%
                       A.G. Edwards, Inc. .........................................       13,600         595,000
                       American Capital Strategies Ltd.+...........................       29,600         808,080
                       Citigroup, Inc. ............................................       73,300       3,680,393
                       Federal Home Loan Mortgage Corp. ...........................       59,100       4,044,804
                       Federal National Mortgage Association.......................        7,500         624,375
                       Franklin Resources, Inc. ...................................       13,200         569,448
                       Heller Financial, Inc. .....................................        6,200         328,166
                       J.P. Morgan Chase & Co. ....................................      106,900       4,628,770
                       PNC Financial Services Group................................       31,300       2,076,755
                       Providian Financial Corp. ..................................       85,100       4,201,387
                       T. Rowe Price Group, Inc. ..................................       19,300         732,628

                       Insurance -- 0.8%
                       Allstate Corp. .............................................       94,600       3,307,216
                       PMI Group, Inc. ............................................       15,100       1,041,900
                       StanCorp Financial Group, Inc.+.............................       12,400         546,840
                                                                                                   -------------
                                                                                                      53,473,375
                                                                                                   -------------
                       HEALTHCARE -- 6.1%
                       Drugs -- 3.6%
                       American Home Products Corp. ...............................       28,700       1,730,897
                       Bristol-Myers Squibb Co. ...................................       30,100       1,780,114
                       Corixa Corp.+...............................................      119,300       1,381,494
                       Dusa Pharmaceuticals, Inc.+.................................       15,000         211,350
                       Eden Bioscience Corp.+......................................       22,600         238,430
                       Emisphere Technologies, Inc. ...............................       12,800         332,928
                       Express Scripts, Inc. ......................................        9,300         542,655
                       ICN Pharmaceuticals, Inc. ..................................       18,300         562,725
                       ICOS Corp.+.................................................       14,000         858,900
                       Incyte Pharmaceuticals, Inc.+...............................       26,000         489,580
                       Medicis Pharmaceutical Corp., Class A+......................        1,900          91,580

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Merck & Co., Inc. ..........................................       33,700   $   2,290,926
                       Mylan Laboratories, Inc. ...................................      202,900       6,847,875
                       Pain Therapeutics, Inc.+....................................       43,500         284,490
                       Pfizer, Inc. ...............................................       28,300       1,166,526
                       Schering-Plough Corp. ......................................       59,400       2,319,570
                       Shire Pharmaceuticals Group PLC ADR+........................        5,700         285,798

                       Health Services -- 1.3%
                       Amerisource Health Corp.+...................................       16,700         970,938
                       Cardinal Health, Inc. ......................................       44,800       3,298,624
                       Covance, Inc.+..............................................       54,500       1,305,275
                       Health Net, Inc.+...........................................       67,100       1,231,285
                       Healthsouth Corp. ..........................................       27,600         471,960
                       IMS Health, Inc. ...........................................       28,500         732,450

                       Medical Products -- 1.2%
                       Abbott Laboratories, Inc. ..................................        9,200         493,028
                       Becton, Dickinson & Co. ....................................       15,400         532,224
                       Dendreon Corp. .............................................       53,100         684,990
                       Guidant Corp. ..............................................       31,000         988,280
                       Immunex Corp.+..............................................        4,700          72,474
                       Johnson & Johnson Co. ......................................       42,800       2,315,480
                       Microvision, Inc.+..........................................       31,700         658,092
                       OraSure Technologies, Inc.+.................................       83,100       1,194,978
                       Pharmacyclics, Inc. ........................................       15,100         419,025
                                                                                                   -------------
                                                                                                      36,784,941
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 4.4%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................       95,300       5,577,909
                       General Dynamics Corp. .....................................        4,900         396,361
                       Lockheed Martin Corp. ......................................       18,300         725,046
                       Precision Castparts Corp. ..................................       16,300         594,950

                       Business Services -- 0.7%
                       Building Materials Holding Corp.+...........................       11,500         174,800
                       First Consulting Group......................................       43,900         338,030
                       First Data Corp. ...........................................       34,800       2,412,336
                       Republic Services, Inc., Class A+...........................       39,300         782,070
                       Teleflex, Inc. .............................................       16,500         786,225

                       Electrical Equipment -- 0.3%
                       General Electric Co. .......................................       39,900       1,735,650

                       Machinery -- 0.1%
                       Greenbrier Cos., Inc. ......................................       52,100         455,875

                       Multi-Industry -- 1.9%
                       Crane Co. ..................................................        9,700         296,335
                       Federal Signal Corp. .......................................       42,200         890,420
                       Honeywell International, Inc. ..............................      105,400       3,886,098
                       Tredegar Corp. .............................................       18,600         373,860
                       Tyco International Ltd. ....................................      115,800       6,160,560

                       Transportation -- 0.2%
                       Airborne, Inc. .............................................        8,000         101,120
                       Expeditors International of Washington, Inc. ...............       16,000         909,120
                                                                                                   -------------
                                                                                                      26,596,765
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 3.5%
                       Broadcasting & Media -- 1.2%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      126,800       1,994,564
                       Comcast Corp., Class A+.....................................       79,200       3,011,976

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT (continued)
                       Broadcasting & Media (continued)
                       Getty Images, Inc.+.........................................       41,900   $     764,256
                       Sirius Satellite Radio, Inc.+...............................       17,300         139,265
                       Viacom, Inc., Class A+......................................       23,100       1,154,538

                       Entertainment Products -- 0.7%
                       K2, Inc. ...................................................       96,800         873,136
                       Mattel, Inc. ...............................................      175,100       3,134,290

                       Leisure & Tourism -- 1.6%
                       Alaska Air Group, Inc.+.....................................        8,500         268,940
                       Carnival Corp. .............................................      169,600       5,664,640
                       Intrawest Corp. ............................................       36,500         692,770
                       Starbucks Corp.+............................................       13,600         245,344
                       Tricon Global Restaurants, Inc. ............................       13,100         599,325
                       Walt Disney Co. ............................................       72,700       1,915,645
                       Westcoast Hospitality Corp.+................................       79,200         609,840
                                                                                                   -------------
                                                                                                      21,068,529
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 11.6%
                       Communication Equipment -- 1.4%
                       Commscope, Inc.+............................................       25,000         575,250
                       Gilat Satellite Networks Ltd.+..............................       48,100         630,110
                       Motorola, Inc. .............................................      189,700       3,545,493
                       Pixelworks, Inc.+...........................................       49,250       1,019,475
                       Tellabs, Inc.+..............................................      172,100       2,834,487

                       Computers & Business Equipment -- 2.1%
                       Advanced Digital Information Corp.+.........................       58,700         666,245
                       Compaq Computer Corp. ......................................      119,500       1,785,330
                       Diebold, Inc. ..............................................       28,800         993,600
                       Hewlett-Packard Co. ........................................       97,100       2,394,486
                       InFocus Corp.+..............................................       59,200         974,432
                       International Business Machines Corp. ......................       33,500       3,524,535
                       RadiSys Corp.+..............................................       51,100       1,039,374
                       Synopsys, Inc.+.............................................       16,300         843,525
                       Systems & Computer Technology Corp.+........................       20,700         264,132

                       Computer Services -- 0.5%
                       Carreker Corp.+.............................................       20,100         380,895
                       Cognizant Technology Solutions Corp.+.......................       13,600         601,800
                       Intraware, Inc. ............................................      169,000         179,140
                       Oracle Corp.+...............................................       94,600       1,710,368
                       PeoplePC, Inc.+.............................................      240,100          33,614
                       SYKES Enterprises, Inc.+....................................       33,700         235,563

                       Computer Software -- 3.6%
                       Acxiom Corp.+...............................................       42,600         497,994
                       BMC Software, Inc.+.........................................      259,000       5,180,000
                       BSQUARE Corp.+..............................................      222,500       1,112,500
                       Computer Associates International, Inc. ....................      155,600       5,365,088
                       E.piphany, Inc.+............................................       24,000         214,800
                       Electronics for Imaging, Inc.+..............................       38,300         844,132
                       Microsoft Corp.+............................................       60,100       3,978,019
                       NetIQ Corp.+................................................       19,200         633,408
                       Nuance Communications, Inc.+................................       37,800         506,520
                       Onyx Software Corp.+........................................      227,700       1,138,500
                       Peoplesoft, Inc.+...........................................       30,500       1,331,935
                       Peregrine Systems, Inc.+....................................       30,100         823,235

                       Electronics -- 2.0%
                       Arrow Electronics, Inc.+....................................       25,100         671,425
                       Avocent Corp. ..............................................        9,400         243,460

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Credence Systems Corp.+.....................................       39,700   $     821,790
                       Digimarc Corp. .............................................       50,900         697,330
                       Electro Scientific Industries, Inc.+........................       31,100         999,865
                       FEI Co.+....................................................       52,200       1,982,556
                       Intel Corp. ................................................       62,400       1,860,144
                       Lattice Semiconductor Corp.+................................       43,700       1,057,540
                       Microchip Technology, Inc.+.................................       29,400       1,067,220
                       Micron Technology, Inc.+....................................       10,400         436,800
                       Nvidia Corp. ...............................................        3,000         242,700
                       Semitool, Inc.+.............................................       24,000         315,600
                       Sensormatic Electronics Corp.+..............................       49,100         723,243
                       Tektronix, Inc. ............................................       17,700         401,613
                       TriQuint Semiconductor, Inc.+...............................       14,900         337,485

                       Internet Content -- 0.0%
                       Click2Learn, Inc.+..........................................      113,500         342,770

                       Internet Software -- 0.3%
                       Interwoven, Inc.+...........................................       24,100         247,989
                       Lionbridge Technologies, Inc. ..............................      134,700         168,375
                       Primus Knowledge Solutions, Inc.+...........................      148,600         548,334
                       RealNetworks, Inc.+.........................................       28,500         200,070
                       WatchGuard Technologies, Inc.+..............................       50,800         543,560

                       Telecommunications -- 1.7%
                       AT&T Corp. .................................................      119,800       2,421,158
                       AT&T Wireless Services, Inc. +..............................        7,851         146,735
                       Latitude Communications, Inc.+..............................      142,800         214,200
                       Metro One Telecommunications, Inc.+.........................       37,650       1,431,076
                       US Cellular Corp.+..........................................       13,500         760,050
                       Verizon Communications, Inc. ...............................       41,300       2,236,395
                       WorldCom, Inc.-WorldCom Group+..............................      207,100       2,899,400
                                                                                                   -------------
                                                                                                      69,876,868
                                                                                                   -------------
                       MATERIALS -- 0.9%

                       Chemicals -- 0.2%
                       Ashland, Inc. ..............................................        7,700         303,149
                       Dow Chemical Co. ...........................................        8,800         320,320
                       du Pont (E.I.) de Nemours & Co. ............................        6,600         282,612
                       PPG Industries, Inc. .......................................        5,300         291,235

                       Forest Products -- 0.5%
                       Bemis Co., Inc. ............................................       16,500         729,960
                       Boise Cascade Corp. ........................................        5,500         199,100
                       Louisiana-Pacific Corp. ....................................      104,000       1,104,480
                       Plum Creek Timber Co., Inc. ................................       13,300         365,218
                       Weyerhaeuser Co. ...........................................        7,700         459,921

                       Metals & Minerals -- 0.2%
                       Alcoa, Inc. ................................................        9,600         376,608
                       Oregon Steel Mills, Inc. ...................................       90,400         562,288
                       Schnitzer Steel Industries, Inc. ...........................       20,400         265,200
                                                                                                   -------------
                                                                                                       5,260,091
                                                                                                   -------------
                       REAL ESTATE -- 1.1%
                       Real Estate Investment Trusts -- 1.1%
                       AMB Property Corp. .........................................       19,100         477,500
                       Apartment Investment & Management Co., Class A..............       11,400         526,908
                       Arden Realty Group, Inc. ...................................        5,800         147,320
                       CarrAmerica Realty Corp. ...................................        7,100         211,935
                       Duke Realty Corp. ..........................................       20,100         490,239
                       Equity Office Properties Trust..............................       16,200         486,324

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES          VALUE
                       -----------------------------------------------------------------------------------------
                       REAL ESTATE (continued)
                       Real Estate Investment Trusts (continued)
                       Equity Residential Properties Trust.........................        9,600   $     544,320
                       Franchise Finance Corp. of America..........................        7,100         182,470
                       Health Care Property Investors, Inc. .......................       30,000       1,070,400
                       Hospitality Properties Trust................................       13,400         375,870
                       Nationwide Health Properties, Inc. .........................       28,100         548,231
                       Shurgard Storage Centers, Inc. .............................       19,500         582,075
                       Simon Property Group, Inc. .................................       14,700         416,745
                       Storage USA, Inc. ..........................................        5,600         200,480
                       Taubman Centers, Inc. ......................................       10,600         148,400
                                                                                                   -------------
                                                                                                       6,409,217
                                                                                                   -------------
                       UTILITIES -- 2.4%
                       Electric Utilities -- 1.6%
                       Duke Energy Corp. ..........................................       56,700       2,189,187
                       FPL Group, Inc. ............................................       71,700       3,871,800
                       Mirant Corp.+...............................................        7,200         222,696
                       NiSource, Inc. .............................................       50,400       1,328,544
                       Pinnacle West Capital Corp. ................................       31,600       1,336,048
                       Southern Co. ...............................................       24,000         564,000

                       Telephone -- 0.8%
                       ALLTEL Corp. ...............................................       11,400         702,810
                       SBC Communications, Inc. ...................................       95,600       4,304,868
                                                                                                   -------------
                                                                                                      14,519,953
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $297,955,264)......................                  294,333,507
                                                                                                   -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES 39.0%                                             AMOUNT
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.5%
                       Automotive -- 0.2%
                       Ford Motor Co. 6.38% 2029...................................  $ 1,200,000       1,059,240

                       Retail -- 0.3%
                       Safeway, Inc. 6.50% 2011....................................    1,000,000       1,007,360
                       Target Corp. 8.50% 2022.....................................    1,150,000       1,223,359
                                                                                                   -------------
                                                                                                       3,289,959
                                                                                                   -------------
                       CONSUMER STAPLES -- 0.3%
                       Food, Beverage & Tobacco -- 0.3%
                       Fred Meyer, Inc. 7.45% 2008.................................      800,000         840,576
                       Philip Morris Cos., Inc. 7.50% 2004.........................      920,000         971,345
                                                                                                   -------------
                                                                                                       1,811,921
                                                                                                   -------------
                       ENERGY -- 0.6%
                       Energy Sources -- 0.6%
                       Burlington Resources, Inc. 6.68% 2011.......................    1,000,000       1,023,130
                       Phillips Petroleum Co. 8.75% 2010...........................    1,550,000       1,802,526
                       Tri-Union Development Corp. 12.50% 2006*....................      500,000         472,500
                                                                                                   -------------
                                                                                                       3,298,156
                                                                                                   -------------
                       FINANCE -- 6.4%
                       Banks -- 1.8%
                       Bank of America Corp. 7.40% 2011............................    2,075,000       2,217,470
                       Wells Fargo & Co. 6.63% 2004................................    1,185,000       1,245,896
                       Wells Fargo Bank 6.45% 2011.................................    1,950,000       1,973,576
                       WFS Financial Owner Trust 7.84% 2006........................    5,000,000       5,326,858

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services -- 4.6%
                       Aames Mortgage Trust 7.18% 2028.............................  $ 2,000,000   $   2,061,108
                       Chemical Master Credit Card Trust I 5.98% 2008..............    1,610,000       1,649,236
                       Citibank Credit Card Issuance Trust 6.88% 2009..............    2,000,000       2,117,223
                       Citigroup, Inc. 6.75% 2005..................................      750,000         792,682
                       Citigroup, Inc. 7.25% 2010..................................    1,750,000       1,871,835
                       Discover Card Master Trust I 4.53% 2013(1)..................      700,000         698,250
                       DVI, Inc. 9.88% 2004........................................    1,250,000       1,168,750
                       First Union-Lehman Brothers Commercial Mortgage Trust 6.60%
                         2029......................................................    2,250,000       2,336,592
                       Ford Motor Credit Co. 7.38% 2011............................    1,200,000       1,263,960
                       General Motors Acceptance Corp. 7.75% 2010..................    1,750,000       1,911,892
                       Goldman Sachs Group, Inc. 6.88% 2011........................    2,050,000       2,095,797
                       Household Finance Corp. 6.00% 2004..........................    1,440,000       1,484,453
                       J.P. Morgan Chase & Co. 6.75% 2011..........................    1,750,000       1,798,213
                       Legg Mason, Inc. 6.75% 2008.................................      500,000         507,640
                       Merrill Lynch & Co., Inc. 6.00% 2009........................    1,750,000       1,727,145
                       Structured Asset Securities Corp. 8.00% 2030(2).............    2,485,928       2,577,596
                       Tokai Preferred Capital Co. LLC 9.98% 2049*(1)..............    1,750,000       1,702,582
                                                                                                   -------------
                                                                                                      38,528,754
                                                                                                   -------------
                       HEALTHCARE -- 0.9%
                       Drugs -- 0.3%
                       Cardinal Health, Inc. 6.75% 2011............................    1,500,000       1,548,975

                       Health Services -- 0.6%
                       HCA-The Healthcare Co. 8.75% 2010...........................    1,500,000       1,620,000
                       Omnicare, Inc. 5.00% 2007...................................    2,250,000       2,066,400
                                                                                                   -------------
                                                                                                       5,235,375
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 1.7%
                       Aerospace & Military Technology -- 0.3%
                       Lockheed Martin Corp. 8.50% 2029............................    1,700,000       1,975,757

                       Business Services -- 0.4%
                       Allied Waste North America, Inc., Series B 10.00% 2009......    1,250,000       1,306,250
                       Waste Management, Inc. 7.38% 2010...........................    1,045,000       1,079,871

                       Multi-Industry -- 0.3%
                       Tyco International Group SA 5.88% 2004......................    1,765,000       1,796,606

                       Transportation -- 0.7%
                       Burlington Northern Santa Fe Corp. 7.08% 2029...............    2,300,000       2,260,187
                       Norfolk Southern Corp. 7.25% 2031...........................    1,250,000       1,246,200
                       Norfolk Southern Corp. 7.80% 2027...........................      500,000         530,530
                                                                                                   -------------
                                                                                                      10,195,401
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.4%
                       Broadcasting & Media -- 0.9%
                       AOL Time Warner, Inc. 7.63% 2031............................    1,200,000       1,235,616
                       Charter Communications Holdings LLC zero coupon 2011(3).....      750,000         508,125
                       Charter Communications Holdings LLC 8.63% 2009..............    1,000,000         955,000
                       COX Enterprises, Inc. 7.88% 2010*...........................    1,900,000       2,011,834
                       Getty Images 5.00% 2007.....................................    1,500,000       1,128,750

                       Leisure & Tourism -- 0.5%
                       Northwest Airlines, Inc. 8.97% 2015.........................       90,508          97,008
                       Riviera Black Hawk, Inc. 13.00% 2005........................      750,000         750,937
                       United AirLines, Inc. 7.19% 2011............................    1,750,000       1,835,365
                                                                                                   -------------
                                                                                                       8,522,635
                                                                                                   -------------

---------------------


                                                                                      PRINCIPAL
                        BONDS & NOTES
(CONTINUED)                                       AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 2.0%
                       Electronics -- 1.6%
                       Analog Devices, Inc. 4.75% 2005.............................  $ 4,000,000   $   3,685,200
                       Conexant Systems, Inc. 4.00% 2007...........................    1,250,000         564,250
                       Cypress Semiconductor Corp. 3.75% 2005......................    1,500,000       1,296,300
                       LSI Logic Corp. 4.00% 2005..................................    3,000,000       2,558,100
                       Triquint Semiconductor, Inc. 4.00% 2007.....................    1,000,000         740,200
                       Vitesse Semiconductor Corp. 4.00% 2005......................    1,000,000         813,700

                       Telecommunications -- 0.4%
                       NTL Communications Corp. 11.88% 2010........................    1,000,000         650,000
                       Vodafone Group PLC 7.75% 2010...............................    1,800,000       1,946,880
                                                                                                   -------------
                                                                                                      12,254,630
                                                                                                   -------------
                       MATERIALS -- 0.3%
                       Chemicals -- 0.2%
                       Praxair, Inc. 6.50% 2008....................................    1,500,000       1,520,610

                       Metals & Minerals -- 0.1%
                       Pen Holdings, Inc. 9.88% 2008...............................      750,000         540,938
                                                                                                   -------------
                                                                                                       2,061,548
                                                                                                   -------------
                       NON-U.S. GOVERNMENT OBLIGATIONS -- 0.4%
                       Foreign Government -- 0.4%
                       United Mexican States 8.13% 2019............................    1,500,000       1,397,250
                       United Mexican States 9.88% 2010............................    1,000,000       1,096,250
                                                                                                   -------------
                                                                                                       2,493,500
                                                                                                   -------------
                       REAL ESTATE -- 0.4%
                       Real Estate Investment Trusts -- 0.4%
                       Nationwide Health Properties, Inc. 7.06% 2006...............    2,500,000       2,426,000
                                                                                                   -------------
                       U.S. GOVERNMENT & AGENCIES -- 23.7%
                       U.S. Government & Agencies -- 23.7%
                       Federal Home Loan Mortgage Corp. 6.50% 2014.................    1,798,592       1,829,492
                       Federal Home Loan Mortgage Corp. 6.88% 2005.................    2,500,000       2,666,800
                       Federal Home Loan Mortgage Corp. 7.00% 2015.................      612,458         630,446
                       Federal Home Loan Mortgage Corp. 7.00% 2015.................    1,612,724       1,660,090
                       Federal Home Loan Mortgage Corp. 7.00% 2015.................      832,789         857,248
                       Federal Home Loan Mortgage Corp. 7.00% 2015.................    1,312,128       1,350,665
                       Federal Home Loan Mortgage Corp. 7.00% 2016.................    1,817,335       1,870,710
                       Federal Home Loan Mortgage Corp. 7.00% 2027.................    1,681,990       1,716,151
                       Federal Home Loan Mortgage Corp. 7.00% 2030.................        4,133           4,211
                       Federal Home Loan Mortgage Corp. 7.50% 2030.................      909,817         937,111
                       Federal Home Loan Mortgage Corp. 7.50% 2030.................      905,045         932,196
                       Federal Home Loan Mortgage Corp. 7.50% 2030.................      880,008         906,408
                       Federal Home Loan Mortgage Corp. 7.50% 2031.................    2,566,250       2,643,237
                       Federal Home Loan Mortgage Corp. 7.50% 2031.................      937,729         965,861
                       Federal Home Loan Mortgage Corp. 7.50% 2031.................      970,461         999,575
                       Federal Home Loan Mortgage Corp. 7.50% 2031.................      865,013         890,963
                       Federal Home Loan Mortgage Corp. 8.00% 2030.................    1,639,693       1,702,707
                       Federal National Mortgage Association 4.43% 2023............    1,500,000       1,372,500
                       Federal National Mortgage Association 5.50% 2006............    4,000,000       4,069,360
                       Federal National Mortgage Association 6.00% 2018............      964,959         964,602
                       Federal National Mortgage Association 6.00% 2031............    4,000,397       3,912,868
                       Federal National Mortgage Association 6.50% 2019............      841,388         847,429
                       Federal National Mortgage Association 6.50% 2025............      332,881         334,961
                       Federal National Mortgage Association 6.50% 2025............      471,083         474,028
                       Federal National Mortgage Association 6.50% 2026............      132,015         132,840
                       Federal National Mortgage Association 6.50% 2026............      392,738         394,823
                       Federal National Mortgage Association 6.50% 2027............       36,944          37,094

                                                           ---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Federal National Mortgage Association 6.50% 2031............  $ 8,500,000   $   8,497,280
                       Federal National Mortgage Association 7.00% 2015............      439,069         451,144
                       Federal National Mortgage Association 7.00% 2015............      182,647         187,670
                       Federal National Mortgage Association 7.00% 2016............      737,763         758,051
                       Federal National Mortgage Association 7.00% 2016............       31,932          32,810
                       Federal National Mortgage Association 7.00% 2016............      506,959         520,900
                       Federal National Mortgage Association 7.00% 2029............      689,722         702,226
                       Federal National Mortgage Association 7.00% 2029............      862,909         878,554
                       Federal National Mortgage Association 7.00% 2029............      168,387         171,439
                       Federal National Mortgage Association 7.00% 2031............      968,397         985,344
                       Federal National Mortgage Association 7.00% 2031............    4,000,000       4,070,000
                       Federal National Mortgage Association 7.25% 2010............    2,500,000       2,764,050
                       Federal National Mortgage Association 7.50% 2028............       63,349          65,328
                       Federal National Mortgage Association 7.50% 2030............       48,298          49,739
                       Federal National Mortgage Association 7.50% 2030............      945,133         972,598
                       Federal National Mortgage Association 7.50% 2031............      842,310         866,787
                       Federal National Mortgage Association 7.50% 2031............    2,729,178       2,808,488
                       Federal National Mortgage Association 7.50% 2031............    1,567,014       1,612,551
                       Federal National Mortgage Association 7.50% 2031............    1,865,569       1,919,782
                       Federal National Mortgage Association 7.50% 2031............       53,728          55,289
                       Federal National Mortgage Association 7.50% 2031............      903,352         929,603
                       Federal National Mortgage Association 7.50% 2031............    1,915,694       1,971,364
                       Federal National Mortgage Association 7.66% 2009............    4,003,857       4,005,098
                       Federal National Mortgage Association 8.00% 2016............    5,897,195       6,142,283
                       Government National Mortgage Association 6.50% 2023.........      365,841         370,758
                       Government National Mortgage Association 6.50% 2023.........      115,651         117,256
                       Government National Mortgage Association 6.50% 2023.........       94,398          95,666
                       Government National Mortgage Association 6.50% 2023.........      693,585         702,907
                       Government National Mortgage Association 6.50% 2023.........       16,318          16,537
                       Government National Mortgage Association 6.50% 2023.........       17,963          18,205
                       Government National Mortgage Association 6.50% 2023.........      856,317         867,826
                       Government National Mortgage Association 6.50% 2023.........      235,792         238,961
                       Government National Mortgage Association 6.50% 2023.........      423,793         429,489
                       Government National Mortgage Association 6.50% 2023.........       54,649          55,407
                       Government National Mortgage Association 6.50% 2023.........      203,303         206,035
                       Government National Mortgage Association 6.50% 2023.........      288,757         292,638
                       Government National Mortgage Association 6.50% 2023.........       28,935          29,324
                       Government National Mortgage Association 6.50% 2023.........       50,629          51,332
                       Government National Mortgage Association 6.50% 2023.........       15,529          15,738
                       Government National Mortgage Association 6.50% 2023.........       45,435          46,046
                       Government National Mortgage Association 6.50% 2023.........      188,062         190,590
                       Government National Mortgage Association 6.50% 2023.........      179,079         181,486
                       Government National Mortgage Association 6.50% 2023.........       18,610          18,860
                       Government National Mortgage Association 6.50% 2023.........      225,727         228,761
                       Government National Mortgage Association 6.50% 2023.........      256,920         260,373
                       Government National Mortgage Association 6.50% 2023.........      121,482         123,115
                       Government National Mortgage Association 6.50% 2023.........      232,088         235,207
                       Government National Mortgage Association 6.50% 2023.........       23,319          23,633
                       Government National Mortgage Association 6.50% 2023.........      842,522         853,845
                       Government National Mortgage Association 6.50% 2023.........      263,267         266,805
                       Government National Mortgage Association 6.50% 2023.........       11,770          11,928
                       Government National Mortgage Association 6.50% 2023.........      169,042         171,388
                       Government National Mortgage Association 6.50% 2023.........      101,480         102,843
                       Government National Mortgage Association 6.50% 2023.........    1,406,769       1,426,291
                       Government National Mortgage Association 6.50% 2023.........       59,211          60,007
                       Government National Mortgage Association 6.50% 2023.........    2,124,965       2,153,525
                       Government National Mortgage Association 6.50% 2023.........       28,051          28,428
                       Government National Mortgage Association 6.50% 2023.........       49,607          50,274

---------------------


                                                                                      PRINCIPAL
                       BONDS & NOTES (CONTINUED)                                        AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES (continued)
                       U.S. Government & Agencies (continued)
                       Government National Mortgage Association 6.50% 2023.........  $   174,860   $     177,210
                       Government National Mortgage Association 6.50% 2023.........      220,621         223,682
                       Government National Mortgage Association 6.50% 2023.........      175,072         177,425
                       Government National Mortgage Association 6.50% 2023.........      339,738         344,304
                       Government National Mortgage Association 6.50% 2023.........      969,699         982,732
                       Government National Mortgage Association 6.50% 2023.........       26,380          26,734
                       Government National Mortgage Association 6.50% 2023.........       14,071          14,260
                       Government National Mortgage Association 6.50% 2023.........       29,007          29,397
                       Government National Mortgage Association 6.50% 2024.........      746,547         756,580
                       Government National Mortgage Association 6.50% 2024.........      188,247         190,806
                       Government National Mortgage Association 6.50% 2024.........      112,172         113,680
                       Government National Mortgage Association 6.50% 2024.........      343,945         348,567
                       Government National Mortgage Association 6.50% 2024.........       20,672          20,950
                       Government National Mortgage Association 6.50% 2024.........      791,949         802,593
                       Government National Mortgage Association 6.50% 2024.........      113,269         114,809
                       Government National Mortgage Association 6.50% 2024.........      167,994         170,042
                       Government National Mortgage Association 6.50% 2024.........       26,580          26,904
                       Government National Mortgage Association 6.50% 2024.........      142,632         144,371
                       Government National Mortgage Association 6.50% 2024.........       99,508         100,721
                       Government National Mortgage Association 6.50% 2024.........      113,419         114,802
                       Government National Mortgage Association 6.50% 2024.........      474,758         480,546
                       Government National Mortgage Association 6.50% 2024.........      372,324         376,862
                       Government National Mortgage Association 6.50% 2024.........       87,703          88,895
                       Government National Mortgage Association 6.50% 2027.........      230,537         231,978
                       Government National Mortgage Association 6.50% 2027.........      692,465         698,302
                       Government National Mortgage Association 7.00% 2022.........      281,928         290,209
                       Government National Mortgage Association 7.00% 2022.........       48,932          50,369
                       Government National Mortgage Association 7.00% 2023.........       94,538          97,256
                       Government National Mortgage Association 7.00% 2023.........       12,357          12,712
                       Government National Mortgage Association 7.00% 2023.........       69,390          71,385
                       Government National Mortgage Association 7.00% 2023.........       96,175          98,940
                       Government National Mortgage Association 7.00% 2023.........      269,529         277,278
                       Government National Mortgage Association 7.00% 2028.........      253,736         259,841
                       Government National Mortgage Association 7.00% 2028.........      543,893         556,979
                       Government National Mortgage Association 7.50% 2028.........    1,750,000       1,826,002
                       Government National Mortgage Association 7.50% 2030.........      935,521         967,965
                       Government National Mortgage Association 7.50% 2030.........      373,644         386,601
                       Government National Mortgage Association 7.50% 2030.........    1,257,852       1,301,475
                       Government National Mortgage Association 7.50% 2031.........    2,556,749       2,645,417
                       United States Treasury Bonds 7.25% 2022.....................    3,000,000       3,602,820
                       United States Treasury Notes 5.00% 2011.....................   38,000,000      37,887,140
                                                                                                   -------------
                                                                                                     143,553,779
                                                                                                   -------------
                       UTILITIES -- 0.4%
                       Gas & Pipeline Utilities -- 0.4%
                       El Paso Natural Gas Co. 7.50% 2026..........................    1,300,000       1,273,701
                       Enron Corp. 7.13% 2007......................................    1,000,000       1,043,080
                                                                                                   -------------
                                                                                                       2,316,781
                                                                                                   -------------
                       TOTAL BONDS & NOTES (cost $230,844,915).....................                  235,988,439
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $528,800,179).............                  530,321,946
                                                                                                   -------------

                                                           ---------------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 11.7%                                   AMOUNT          VALUE
                       -----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 11.7%
                       Agreement with State Street Trust & Bank Co., bearing
                         interest at 3.76%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $70,873,402 and collateralized by
                         $59,575,000 of United States Treasury Bonds, bearing
                         interest at 7.50%, due 11/15/16 and having an approximate
                         value of $72,285,267 (cost $70,866,000)...................  $70,866,000   $  70,866,000
                                                                                                   -------------

                       TOTAL INVESTMENTS --
                         (cost $599,666,179)                            99.4%                                    601,187,946
                       Other assets less liabilities --                  0.6                                       3,671,776
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                   $604,859,722
                                                                       ======                                  =============

              -----------------------------

               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depositary Receipt
              (1) Variable rate security; rate as of July 31, 2001
              (2) Fair valued security; See Note 2
              (3) Represents a zero coupon bond which will convert to an interest-bearing security at a later date

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TELECOM UTILITY PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                        COMMON STOCK -- 50.8%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 7.0%
                       Energy Services -- 2.0%
                       Baker Hughes, Inc. .........................................       14,500    $    515,910
                       Diamond Offshore Drilling, Inc. ............................       14,500         425,430
                       Reliant Energy, Inc. .......................................       12,500         393,750
                       Schlumberger Ltd. ..........................................        4,000         215,000
                       Tosco Corp. ................................................       10,900         487,230

                       Energy Sources -- 5.0%
                       Chevron Corp. ..............................................       16,000       1,462,240
                       NRG Energy, Inc. ...........................................       96,300       2,056,005
                       Total FinaElf SA ADR........................................        4,000         283,520
                       Xcel Energy, Inc. ..........................................       50,600       1,363,164
                                                                                                    -------------
                                                                                                       7,202,249
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 8.4%
                       Communication Equipment -- 0.6%
                       Motorola, Inc. .............................................       30,900         577,521

                       Telecommunications -- 7.8%
                       BCE, Inc. ..................................................       68,300       1,825,659
                       BellSouth Corp. ............................................       32,500       1,322,750
                       Verizon Communications, Inc. ...............................       88,200       4,776,030
                       Worldcom, Inc. - MCI Group..................................       12,832         170,409
                                                                                                    -------------
                                                                                                       8,672,369
                                                                                                    -------------
                       UTILITIES -- 35.4%
                       Electric Utilities -- 12.9%
                       Alliant Energy Corp. .......................................        9,500         271,415
                       American Electric Power Co., Inc. ..........................       25,800       1,161,000
                       Calpine Corp.+..............................................        7,200         259,128
                       Cinergy Corp. ..............................................       77,400       2,391,660
                       Consolidated Edison, Inc. ..................................        8,500         337,790
                       DTE Energy Co. .............................................        8,200         346,450
                       Entergy Corp. ..............................................        7,000         262,500
                       Exelon Corp. ...............................................        5,800         327,700
                       FirstEnergy Corp. ..........................................       76,500       2,321,010
                       FPL Group, Inc. ............................................        6,500         351,000
                       GPU, Inc. ..................................................       15,500         561,720
                       NSTAR.......................................................       20,200         863,550
                       Pinnacle West Capital Corp. ................................       22,000         930,160
                       Progress Energy, Inc. ......................................       20,500         876,785
                       Public Service Enterprise Group, Inc. ......................        6,200         290,160
                       SCANA Corp. ................................................       10,100         271,084
                       Southern Co. ...............................................       50,100       1,177,350
                       TECO Energy, Inc. ..........................................        9,500         271,415

                       Gas & Pipeline Utilities -- 12.5%
                       Dynegy, Inc., Class A.......................................       36,600       1,697,508
                       Enron Corp. ................................................       43,300       1,963,655
                       KeySpan Corp. ..............................................       52,800       1,617,792
                       NICOR, Inc. ................................................       55,100       2,045,863
                       Peoples Energy Corp. .......................................       35,000       1,332,100
                       Sempra Energy...............................................       90,500       2,296,890

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities (continued)
                       The Williams Cos., Inc. ....................................       45,200    $  1,514,200
                       Tidewater, Inc. ............................................       12,300         433,452

                       Telephone -- 10.0%
                       ALLTEL Corp.................................................       25,200       1,553,580
                       British Telecommunications PLC ADR..........................        4,500         312,525
                       Deutsche Telekom AG ADR.....................................       13,200         286,572
                       Nippon Telegraph & Telephone Corp. ADR......................        9,600         244,320
                       SBC Communications, Inc. ...................................      115,300       5,191,959
                       Sprint Corp.................................................       49,000       1,143,660
                       Telefonos de Mexico SA de CV ADR............................       45,600       1,581,408
                                                                                                    -------------
                                                                                                      36,487,361
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $53,366,908).......................                   52,361,979
                                                                                                    -------------
                       PREFERRED STOCK -- 40.8%
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 8.1%
                       Energy Services -- 6.2%
                       EVI, Inc. 5.00%.............................................       13,000         601,250
                       Reliant Energy, Inc. 2.00%..................................       19,800       1,400,850
                       TXU Corp. 9.25%.............................................       86,900       4,436,245

                       Energy Sources -- 1.9%
                       AES Trust VII 6.00%.........................................       19,500       1,021,313
                       Apache Corp. 6.50%..........................................       15,000         673,050
                       Pogo Trust I, Series A 6.50%................................        5,000         287,500
                                                                                                    -------------
                                                                                                       8,420,208
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 5.7%
                       Broadcasting & Media -- 5.7%
                       Cox Communications, Inc. 7.00%..............................       35,000       1,922,550
                       Cox Communications, Inc. 7.75%..............................       29,500       1,823,100
                       MediaOne Group, Inc. 7.00%..................................       85,400       2,093,154
                                                                                                    -------------
                                                                                                       5,838,804
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 8.9%
                       Telecommunications -- 8.9%
                       Broadwing, Inc., Series B 6.75%.............................       28,700       1,406,300
                       Citizens Communications Co. 6.75%...........................       33,600         868,560
                       Qwest Trends Trust 5.75%....................................       43,900       2,063,300
                       TCI Pacific Communications, Inc., Class A 5.00%.............       22,500       2,978,437
                       Worldcom, Inc. - Worldcom Group, Series F 7.00%.............       84,000       1,837,500
                                                                                                    -------------
                                                                                                       9,154,097
                                                                                                    -------------
                       UTILITIES -- 18.1%
                       Electric Utilities -- 15.0%
                       Calpine Capital Trust III 5.00%.............................        2,300         123,912
                       Calpine Capital Trust III 5.00%*............................       16,800         905,100
                       CMS Energy Corp. 8.75%......................................       74,100       2,537,925
                       Dominion Resources, Inc. 9.50%..............................       21,800       1,308,000
                       Duke Energy Co. 8.25%.......................................      112,000       2,896,320
                       El Paso CGP Co. 6.63%.......................................       69,700       2,469,471
                       Mirant Trust I, Series A 6.25%..............................       17,000       1,139,000
                       NiSource, Inc. 7.75%........................................       22,200       1,089,354
                       PPL Capital Funding Trust I 7.75%...........................       25,000         564,250
                       UtiliCorp United, Inc. 9.75%................................       75,100       2,478,300

---------------------


                       PREFERRED STOCK (CONTINUED)                                      SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Gas & Pipeline Utilities -- 3.1%
                       Enron Corp. 7.00%...........................................       39,000    $  1,230,450
                       Kinder Morgan, Inc. 8.25%...................................       28,000       1,884,400
                                                                                                    -------------
                                                                                                      18,626,482
                                                                                                    -------------
                       TOTAL PREFERRED STOCK (cost $43,317,260)....................                   42,039,591
                                                                                                    -------------
                                                                                      PRINCIPAL
                       BONDS & NOTES -- 4.8%                                           AMOUNT
                       ------------------------------------------------------------------------------------------
                       ENERGY -- 1.3%
                       Energy Sources -- 1.3%
                       Kerr-McGee Corp. 5.25% 2010.................................   $1,175,000       1,393,668
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 1.4%
                       Broadcasting & Media -- 1.4%
                       Charter Communications, Inc. 4.75% 2006.....................    1,400,000       1,403,360
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 1.4%
                       Telecommunications -- 1.4%
                       Nextel Communications, Inc. 4.75% 2007......................      300,000         267,030
                       Nextel Communications, Inc. 5.25% 2010*.....................    1,830,000       1,139,175
                                                                                                    -------------
                                                                                                       1,406,205
                                                                                                    -------------
                       UTILITIES -- 0.7%
                       Electric Utilities -- 0.7%
                       Orion Power Holdings, Inc. 4.50% 2008.......................      800,000         696,000
                                                                                                    -------------
                       TOTAL BONDS & NOTES (cost $5,496,369).......................                    4,899,233
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $102,180,537).............                   99,300,803
                                                                                                    -------------

                       SHORT-TERM SECURITIES -- 5.4%
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 5.4%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         2.75% due 8/01/01 (cost $5,579,000).......................    5,579,000       5,579,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $107,759,537)                           101.8%                                    104,879,803
                       Liabilities in excess of other assets --         (1.8)                                     (1,864,545)
                                                                       ------                                  -------------
                       NET ASSETS --                                   100.0%                                  $ 103,015,258
                                                                       ======                                  =============

              -----------------------------

               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 95.6%                                           SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 2.2%
                       Automotive -- 1.1%
                       Ford Motor Co. .............................................      3,571    $    90,953
                       Visteon Corp. ..............................................        196          4,142

                       Housing -- 1.1%
                       Maytag Corp. ...............................................      2,600         87,178
                                                                                                  -----------
                                                                                                      182,273
                                                                                                  -----------
                       CONSUMER STAPLES -- 6.8%
                       Food, Beverage & Tobacco -- 3.4%
                       Anheuser-Busch Cos., Inc. ..................................      3,000        129,930
                       Kraft Foods, Inc., Class A+.................................        940         29,093
                       PepsiCo, Inc. ..............................................      2,600        121,238

                       Household Products -- 3.4%
                       Avon Products, Inc. ........................................      2,000         92,780
                       Colgate-Palmolive Co. ......................................      1,350         73,170
                       Kimberly-Clark Corp. .......................................      1,800        109,458
                                                                                                  -----------
                                                                                                      555,669
                                                                                                  -----------
                       ENERGY -- 12.5%
                       Energy Services -- 1.2%
                       Reliant Energy, Inc. .......................................      3,300        103,950

                       Energy Sources -- 11.3%
                       BP PLC ADR..................................................      2,422        119,695
                       Chevron Corp. ..............................................      1,030         94,132
                       Exxon Mobil Corp. ..........................................      6,516        272,108
                       Royal Dutch Petroleum Co. ADR...............................      4,740        274,920
                       Xcel Energy, Inc. ..........................................      5,990        161,371
                                                                                                  -----------
                                                                                                    1,026,176
                                                                                                  -----------
                       FINANCE -- 22.9%
                       Banks -- 10.6%
                       Bank of America Corp. ......................................      2,150        136,783
                       Bank of New York Co., Inc. .................................      2,950        132,337
                       Comerica, Inc. .............................................      2,300        141,657
                       Cullen/Frost Bankers, Inc. .................................      3,500        122,885
                       First Union Corp. ..........................................      2,800         99,120
                       Mellon Financial Corp. .....................................      3,500        133,070
                       Zions Bancorp...............................................      1,790        104,625

                       Financial Services -- 9.7%
                       American Express Co. .......................................      3,100        125,023
                       Citigroup, Inc. ............................................      4,153        208,522
                       Federal National Mortgage Association.......................        950         79,088
                       Household International, Inc. ..............................      1,800        119,322
                       J.P. Morgan Chase & Co. ....................................      3,100        134,230
                       John Hancock Financial Services, Inc. ......................      3,200        128,064

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.6%
                       St. Paul Cos., Inc..........................................      2,150    $    94,278
                       XL Capital Ltd., Class A =..................................      1,500        115,125
                                                                                                  -----------
                                                                                                    1,874,129
                                                                                                  -----------
                       HEALTHCARE -- 9.7%
                       Drugs -- 6.1%
                       American Home Products Corp. ...............................      3,000        180,930
                       Bristol-Myers Squibb Co. ...................................      1,800        106,452
                       Merck & Co., Inc. ..........................................        900         61,182
                       Pfizer, Inc. ...............................................      2,300         94,806
                       Schering-Plough Corp. ......................................      1,500         58,575

                       Medical Products -- 3.6%
                       Baxter International, Inc. .................................      2,800        139,440
                       Johnson & Johnson Co. ......................................      2,800        151,480
                                                                                                  -----------
                                                                                                      792,865
                                                                                                  -----------
                       INDUSTRIAL & COMMERCIAL -- 13.7%
                       Aerospace & Military Technology -- 1.0%
                       United Technologies Corp. ..................................      1,100         80,740

                       Business Services -- 3.1%
                       Ecolab, Inc. ...............................................      4,430        177,377
                       United Parcel Service, Inc., Class B........................      1,400         79,562

                       Electrical Equipment -- 1.7%
                       General Electric Co. .......................................      3,150        137,025

                       Machinery -- 2.8%
                       Caterpillar, Inc.  .........................................      1,150         63,365
                       Deere & Co. ................................................      2,100         88,095
                       Parker-Hannifin Corp. ......................................      1,750         78,225

                       Multi-Industry -- 4.0%
                       Honeywell International, Inc. ..............................      2,300         84,801
                       Minnesota Mining & Manufacturing Co. .......................      1,400        156,632
                       Sara Lee Corp. .............................................      4,200         84,714

                       Transportation -- 1.1%
                       Knightsbridge Tankers Ltd. .................................      4,700         88,360
                                                                                                  -----------
                                                                                                    1,118,896
                                                                                                  -----------
                       INFORMATION & ENTERTAINMENT -- 2.4%
                       Broadcasting & Media -- 2.4%
                       McGraw-Hill Cos., Inc. .....................................      1,870        114,762
                       Omnicom Group, Inc. ........................................        960         83,875
                                                                                                  -----------
                                                                                                      198,637
                                                                                                  -----------
                       INFORMATION TECHNOLOGY -- 9.0%
                       Communication Equipment -- 1.2%
                       Nokia Corp. ADR.............................................      4,680        102,071

                       Computers & Business Equipment -- 1.8%
                       Hewlett-Packard Co. ........................................      2,400         59,184
                       International Business Machines Corp. ......................        800         84,168

                       Computer Services -- 1.8%
                       Electronic Data Systems Corp. ..............................      2,300        146,855

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 0.8%
                       Emerson Electric Co. .......................................      1,100    $    63,096

                       Telecommunications -- 3.4%
                       BellSouth Corp. ............................................      2,000         81,400
                       Verizon Communications, Inc. ...............................      3,700        200,355
                                                                                                  -----------
                                                                                                      737,129
                                                                                                  -----------
                       MATERIALS -- 3.6%
                       Chemicals -- 2.3%
                       Dow Chemical Co. ...........................................      1,650         60,060
                       du Pont (E.I.) de Nemours & Co. ............................      1,800         77,076
                       Lyondell Chemical Co. ......................................      3,700         53,428

                       Forest Products -- 1.3%
                       Weyerhaeuser Co. ...........................................      1,700        101,541
                                                                                                  -----------
                                                                                                      292,105
                                                                                                  -----------
                       REAL ESTATE -- 7.7%
                       Real Estate Investment Trusts -- 7.7%
                       Archstone Communities Trust.................................      3,100         79,081
                       Crescent Real Estate Equities Co. ..........................      2,900         69,977
                       Duke Realty Corp. ..........................................      4,822        117,608
                       Equity Residential Properties Trust.........................        800         45,360
                       Healthcare Realty Trust, Inc. ..............................      3,300         86,262
                       Kimco Realty Corp. .........................................        600         28,080
                       Manufactured Home Communities, Inc. ........................      3,090         87,818
                       Simon Property Group, Inc. .................................      4,000        113,400
                                                                                                  -----------
                                                                                                      627,586
                                                                                                  -----------
                       UTILITIES -- 5.1%
                       Electric Utilities -- 2.1%
                       Consolidated Edison, Inc. ..................................      2,500         99,350
                       UniSource Energy Corp. .....................................      4,100         75,440

                       Telephone -- 3.0%
                       SBC Communications, Inc. ...................................      4,000        180,120
                       Sprint Corp. ...............................................      2,800         65,352
                                                                                                  -----------
                                                                                                      420,262
                                                                                                  -----------
                       TOTAL COMMON STOCK (cost $6,805,854)........................                 7,825,727
                                                                                                  -----------

                       PREFERRED STOCK -- 0.7%
                       --------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.7%
                       Broadcasting & Media -- 0.7%
                       Tribune Co. 2.00% (cost $54,362)............................        500         53,500
                                                                                                  -----------

---------------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 0.2%                                           AMOUNT        VALUE
                       --------------------------------------------------------------------------------------
                       HEALTHCARE -- 0.2%
                       Drugs -- 0.2%
                       Protein Design Labs, Inc. 5.50% 2007 (cost $15,071).........   $ 18,000    $    18,112
                                                                                                  -----------
                       TOTAL INVESTMENT SECURITIES (cost $6,875,287)...............                 7,897,339
                                                                                                  -----------


                       REPURCHASE AGREEMENT -- 3.5%
                       --------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 3.5%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 2.75%,
                         dated 7/31/01 to be repurchased 8/01/01 in the amount of
                         $288,022 and
                         collateralized by $225,000 of U.S. Treasury Bonds, bearing interest at 13.75%,
                         due 8/15/04 and having an approximate value of $298,969
                         (cost $288,000)...........................................    288,000        288,000
                                                                                                  -----------

                       TOTAL INVESTMENTS --
                         (cost $7,163,287)                               100.0%                                    8,185,339
                       Liabilities in excess of other assets --            0.0                                        (3,885)
                                                                         ------                                  -----------
                       NET ASSETS --                                     100.0%                                  $ 8,181,454
                                                                         ======                                  ===========

              -----------------------------

               + Non-income producing securities
              ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EQUITY INDEX PORTFOLIO                 INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 99.5%                                           SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.8%
                       Apparel & Textiles -- 0.3%
                       Cintas Corp. ...............................................        880    $     44,149
                       Liz Claiborne, Inc. ........................................        219          11,640
                       Nike, Inc., Class B.........................................      1,398          66,475
                       Reebok International Ltd.+..................................        327          10,467
                       V.F. Corp. .................................................        657          24,053

                       Automotive -- 1.3%
                       Cooper Tire & Rubber Co. ...................................        436           7,072
                       Cummins, Inc. ..............................................        220           8,956
                       Dana Corp. .................................................        779          20,059
                       Delphi Automotive Systems Corp. ............................      2,968          48,557
                       Ford Motor Co. .............................................      9,542         243,035
                       General Motors Corp. .......................................      2,702         171,847
                       Genuine Parts Co. ..........................................        985          32,426
                       Goodyear Tire & Rubber Co. .................................        874          24,979
                       Harley-Davidson, Inc. ......................................      1,600          82,576
                       Navistar International Corp.+...............................        331          10,628
                       PACCAR, Inc. ...............................................        342          20,123
                       Snap-On, Inc. ..............................................        331           8,937
                       TRW, Inc. ..................................................        658          29,117
                       Visteon Corp. ..............................................        747          15,784

                       Housing -- 0.4%
                       Cooper Industries, Inc. ....................................        440          18,265
                       KB Home Corp. ..............................................        223           7,268
                       Leggett & Platt, Inc. ......................................      1,094          26,223
                       Masco Corp. ................................................      2,411          60,781
                       Maytag Corp. ...............................................        442          14,820
                       Newell Rubbermaid, Inc. ....................................      1,419          30,764
                       Pulte Homes, Inc. ..........................................        221           9,174
                       Sherwin Williams Co. .......................................        881          20,166
                       Stanley Works...............................................        442          19,267
                       The Black & Decker Corp. ...................................        441          18,835
                       Whirlpool Corp. ............................................        306          21,585

                       Retail -- 6.8%
                       Albertson's, Inc. ..........................................      2,117          69,289
                       American Greetings Corp., Class A...........................        332           3,669
                       AutoZone, Inc.+.............................................        596          28,209
                       Bed Bath & Beyond, Inc.+....................................      1,532          49,376
                       Best Buy Co., Inc.+.........................................      1,097          73,455
                       Big Lots, Inc.+.............................................        552           7,248
                       Circuit City Stores, Inc. ..................................      1,096          20,550
                       Costco Wholesale Corp.+.....................................      2,313          99,575
                       CVS Corp. ..................................................      1,938          69,787
                       Dillard's, Inc., Class A....................................        551           8,177
                       Dollar General Corp. .......................................      1,758          34,510
                       Federated Department Stores, Inc.+..........................        987          38,098
                       Gap, Inc. ..................................................      4,394         120,000
                       Home Depot, Inc. ...........................................     11,762         592,452
                       International Flavors & Fragrances, Inc. ...................        550          16,022

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY (continued)
                       Retail (continued)
                       J.C. Penney Co., Inc. ......................................      1,425    $     40,527
                       KMart Corp.+................................................      2,517          29,122
                       Kohl's Corp.+...............................................      1,584          90,732
                       Kroger Co.+.................................................      4,225         111,371
                       Limited, Inc. ..............................................      2,226          37,775
                       Lowe's Cos., Inc. ..........................................      3,790         144,702
                       May Department Stores Co. ..................................      1,588          52,722
                       Nordstrom, Inc. ............................................        767          17,257
                       Office Depot, Inc.+.........................................      1,577          20,217
                       RadioShack Corp. ...........................................        992          28,004
                       Safeway, Inc.+..............................................      2,609         115,213
                       Sears, Roebuck & Co. .......................................      1,692          79,490
                       Staples, Inc.+..............................................      2,345          35,152
                       SUPERVALU, Inc. ............................................        766          16,063
                       Target Corp. ...............................................      4,583         177,362
                       Tiffany & Co. ..............................................        778          27,463
                       TJX Cos., Inc. .............................................      1,447          49,212
                       Toys 'R' Us, Inc.+..........................................      1,089          25,080
                       Wal-Mart Stores, Inc. ......................................     22,665       1,266,973
                       Walgreen Co. ...............................................      5,167         174,128
                       Winn-Dixie Stores, Inc. ....................................        771          17,687
                                                                                                  ------------
                                                                                                     4,914,697
                                                                                                  ------------
                       CONSUMER STAPLES -- 6.6%
                       Food, Beverage & Tobacco -- 4.6%
                       Adolph Coors Co., Class B...................................        160           8,046
                       Anheuser-Busch Cos., Inc. ..................................      4,544         196,801
                       Archer-Daniels-Midland Co. .................................      3,329          44,575
                       Brown-Forman Corp., Class B.................................        258          17,629
                       Campbell Soup Co. ..........................................      2,166          59,262
                       Coca-Cola Co. ..............................................     12,656         564,458
                       Coca-Cola Enterprises, Inc. ................................      2,265          33,114
                       ConAgra, Inc. ..............................................      2,876          61,805
                       General Mills, Inc. ........................................      1,505          66,190
                       H.J. Heinz Co. .............................................      1,743          75,315
                       Hershey Foods Corp. ........................................        691          41,709
                       Kellogg Co. ................................................      2,193          65,944
                       Pepsi Bottling Group, Inc. .................................        720          31,378
                       PepsiCo, Inc. ..............................................      7,391         344,642
                       Philip Morris Cos., Inc. ...................................     11,309         514,559
                       Quaker Oats Co. ............................................        564          49,632
                       Ralston Purina Group........................................      1,654          53,110
                       SYSCO Corp. ................................................      3,514          94,316
                       Unilever NV.................................................      2,993         179,430
                       UST, Inc. ..................................................        883          27,329
                       W.M. Wrigley Jr. Co. .......................................        832          41,533

                       Household Products -- 2.0%
                       Alberto-Culver Co., Class B.................................        327          14,185
                       Avon Products, Inc. ........................................      1,217          56,457
                       Clorox Co. .................................................      1,194          44,632
                       Colgate-Palmolive Co. ......................................      2,943         159,511
                       Fortune Brands, Inc. .......................................        879          32,189
                       Gillette Co. ...............................................      5,424         151,167
                       Kimberly-Clark Corp. .......................................      2,629         159,869
                       Pactiv Corp.+...............................................        881          13,682

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER STAPLES (continued)
                       Household Products (continued)
                       Procter & Gamble Co. .......................................      6,529    $    463,689
                       Tupperware Corp. ...........................................        327           7,678
                                                                                                  ------------
                                                                                                     3,673,836
                                                                                                  ------------
                       ENERGY -- 6.8%
                       Energy Services -- 0.9%
                       Baker Hughes, Inc. .........................................      1,756          62,478
                       Halliburton Co. ............................................      2,288          80,103
                       Noble Drilling Corp.+.......................................        700          21,483
                       Reliant Energy, Inc. .......................................      1,541          48,542
                       Rowan Cos., Inc.+...........................................        440           8,466
                       Schlumberger Ltd. ..........................................      2,860         153,725
                       Tosco Corp. ................................................        772          34,508
                       Transocean Sedco Forex, Inc. ...............................      1,659          53,569
                       TXU Corp. ..................................................      1,413          65,704

                       Energy Sources -- 5.9%
                       Amerada Hess Corp. .........................................        349          26,971
                       Anadarko Petroleum Corp. ...................................      1,261          71,625
                       Apache Corp. ...............................................        654          33,975
                       Burlington Resources, Inc. .................................      1,088          47,056
                       Chevron Corp. ..............................................      3,083         281,755
                       Conoco, Inc., Class B.......................................      3,264         101,184
                       Devon Energy Corp. .........................................        683          37,025
                       EOG Resources, Inc. ........................................        620          21,917
                       Exxon Mobil Corp. ..........................................     35,440       1,479,974
                       Kerr-McGee Corp. ...........................................        386          24,387
                       Nabors Industries, Inc.+....................................        779          22,825
                       Occidental Petroleum Corp. .................................      1,966          54,340
                       Phillips Petroleum Co. .....................................      1,321          75,416
                       Royal Dutch Petroleum Co. ADR...............................     10,894         631,852
                       Sunoco, Inc. ...............................................        443          15,319
                       Texaco, Inc. ...............................................      2,795         193,554
                       Unocal Corp. ...............................................      1,315          47,051
                       USX-Marathon Group, Inc. ...................................      1,647          48,867
                       Xcel Energy, Inc. ..........................................      1,788          48,169
                                                                                                  ------------
                                                                                                     3,791,840
                                                                                                  ------------
                       FINANCE -- 17.8%
                       Banks -- 5.6%
                       Ambac Financial Group, Inc. ................................        550          31,647
                       AmSouth Bancorp.............................................      2,087          41,489
                       Bank of America Corp. ......................................      8,326         529,700
                       Bank of New York Co., Inc. .................................      3,867         173,474
                       Bank One Corp. .............................................      5,961         230,750
                       BB&T Corp. .................................................      2,112          77,954
                       Charter One Financial, Inc. ................................      1,179          37,858
                       Comerica, Inc. .............................................        783          48,225
                       Fifth Third Bancorp.........................................      2,853         179,796
                       First Union Corp. ..........................................      5,060         179,124
                       FleetBoston Financial Corp. ................................      5,592         209,812
                       Golden West Financial Corp. ................................        806          52,108
                       Huntington Bancshares, Inc. ................................      1,331          24,371
                       KeyCorp.....................................................      2,413          64,548
                       Mellon Financial Corp. .....................................      2,656         100,981
                       National City Corp. ........................................      3,294         105,803
                       Northern Trust Corp. .......................................      1,002          63,927
                       Regions Financial Corp. ....................................      1,252          40,064

---------------------

    80
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

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Banks (continued)
                       SouthTrust Corp. ...........................................      1,760    $     45,179
                       SunTrust Banks, Inc. .......................................      1,319          91,341
                       Synovus Financial Corp. ....................................      1,529          52,215
                       U.S. Bancorp................................................      9,888         234,741
                       Union Planters Corp. .......................................        768          34,322
                       Wachovia Corp. .............................................        834          59,297
                       Wells Fargo & Co. ..........................................      8,785         404,637
                       Zions Bancorp...............................................        470          27,471

                       Financial Services -- 8.4%
                       American Express Co. .......................................      6,820         275,051
                       Bear Stearns Cos., Inc. ....................................        492          28,610
                       Capital One Financial Corp. ................................        997          64,077
                       Charles Schwab Corp. .......................................      7,064         105,889
                       Citigroup, Inc. ............................................     25,540       1,282,363
                       Countrywide Credit Industries, Inc. ........................        654          28,325
                       Dow Jones & Co., Inc. ......................................        376          21,402
                       Federal Home Loan Mortgage Corp. ...........................      3,513         240,430
                       Federal National Mortgage Association.......................      5,057         420,995
                       Franklin Resources, Inc. ...................................      1,320          56,945
                       Household International, Inc. ..............................      2,441         161,814
                       J.P. Morgan Chase & Co. ....................................      9,717         420,746
                       John Hancock Financial Services, Inc. ......................      1,560          62,431
                       Lehman Brothers Holdings, Inc. .............................      1,216          87,552
                       MBIA, Inc. .................................................        730          40,997
                       MBNA Corp. .................................................      4,379         155,017
                       Merrill Lynch & Co., Inc. ..................................      4,119         223,414
                       Moody's Corp. ..............................................        877          29,169
                       Morgan Stanley, Dean Witter & Co. ..........................      5,646         337,744
                       PNC Financial Services Group................................      1,339          88,843
                       Providian Financial Corp. ..................................      1,440          71,093
                       State Street Corp. .........................................      1,306          70,224
                       Stilwell Financial, Inc. ...................................      1,142          33,872
                       T. Rowe Price Group, Inc. ..................................        658          24,978
                       The Hartford Financial Services Group, Inc. ................      1,147          75,943
                       USA Education, Inc. ........................................        783          62,726
                       Washington Mutual, Inc. ....................................      4,560         184,771

                       Insurance -- 3.8%
                       AFLAC, Inc. ................................................      2,652          78,446
                       Allstate Corp. .............................................      3,861         134,981
                       American General Corp.#.....................................      2,388         110,445
                       American International Group, Inc.#.........................     11,843         985,930
                       Aon Corp. ..................................................      1,422          50,410
                       Chubb Corp. ................................................        877          61,539
                       CIGNA Corp. ................................................        680          68,211
                       Cincinnati Financial Corp. .................................        879          34,633
                       Conseco, Inc. ..............................................      1,756          25,638
                       Jefferson-Pilot Corp. ......................................        730          34,682
                       Lincoln National Corp. .....................................        980          50,009
                       Loews Corp. ................................................        738          41,889
                       Marsh & McLennan Cos., Inc. ................................      1,253         125,801
                       MetLife, Inc. ..............................................      4,020         119,193
                       MGIC Investment Corp. ......................................        552          41,422
                       Progressive Corp. ..........................................        310          41,791
                       SAFECO Corp. ...............................................        663          21,030
                       St. Paul Cos., Inc. ........................................      1,208          52,971

                                                           ---------------------

                                                                           81
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

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Torchmark Corp. ............................................        663    $     27,521
                       UnumProvident Corp. ........................................      1,314          37,488
                                                                                                  ------------
                                                                                                     9,940,285
                                                                                                  ------------
                       HEALTHCARE -- 13.5%
                       Drugs -- 8.0%
                       Allergan, Inc. .............................................        615          46,303
                       American Home Products Corp. ...............................      6,746         406,851
                       Biogen, Inc.+...............................................        689          39,060
                       Bristol-Myers Squibb Co. ...................................     10,021         592,642
                       Chiron Corp.+...............................................        963          41,313
                       Eli Lilly & Co. ............................................      5,735         454,671
                       Forest Labs, Inc.+..........................................        920          72,266
                       King Pharmaceuticals, Inc.+.................................      1,231          55,626
                       Merck & Co., Inc. ..........................................     11,727         797,202
                       Pfizer, Inc. ...............................................     32,038       1,320,606
                       Pharmacia Corp. ............................................      6,594         294,224
                       Schering-Plough Corp. ......................................      7,455         291,118
                       Watson Pharmaceuticals, Inc.+...............................        546          35,954

                       Health Services -- 1.3%
                       Aetna, Inc.+................................................        767          21,637
                       Cardinal Health, Inc. ......................................      2,151         158,378
                       HCA, Inc. ..................................................      2,927         134,496
                       Healthsouth Corp.+..........................................      2,097          35,859
                       Humana, Inc.+...............................................        880           9,812
                       IMS Health, Inc. ...........................................      1,549          39,809
                       Manor Care, Inc.+...........................................        551          17,742
                       McKesson HBOC, Inc. ........................................      1,534          63,584
                       Tenet Healthcare Corp.+.....................................      1,648          91,480
                       UnitedHealth Group, Inc. ...................................      1,642         110,704
                       Wellpoint Health Networks, Inc.+............................        277          29,628

                       Medical Products -- 4.2%
                       Abbott Laboratories, Inc. ..................................      7,911         423,951
                       Amgen, Inc.+................................................      5,261         329,917
                       Applera Corp. - Applied Biosystems Group....................      1,037          29,243
                       Bausch & Lomb, Inc. ........................................        286           9,793
                       Baxter International, Inc. .................................      2,742         136,552
                       Becton, Dickinson & Co. ....................................      1,319          45,585
                       Biomet, Inc. ...............................................        979          47,530
                       Boston Scientific Corp.+....................................      2,197          39,568
                       C.R. Bard, Inc. ............................................        235          13,900
                       Guidant Corp. ..............................................      1,644          52,411
                       Johnson & Johnson Co. ......................................     15,093         816,531
                       MedImmune, Inc.+............................................      1,117          43,027
                       Medtronic, Inc. ............................................      6,136         294,712
                       St. Jude Medical, Inc.+.....................................        440          30,800
                       Stryker Corp. ..............................................      1,030          61,779
                                                                                                  ------------
                                                                                                     7,536,264
                                                                                                  ------------
                       INDUSTRIAL & COMMERCIAL -- 10.0%
                       Aerospace & Military Technology -- 1.2%
                       Boeing Co. .................................................      4,278         250,391
                       General Dynamics Corp. .....................................        939          75,956
                       Lockheed Martin Corp. ......................................      2,288          90,651
                       Northrop Grumman Corp. .....................................        422          33,857
                       Raytheon Co. ...............................................      1,761          50,858

---------------------

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

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Aerospace & Military Technology (continued)
                       Rockwell Collins, Inc. .....................................        991    $     20,514
                       Rockwell International Corp. ...............................        991          15,905
                       United Technologies Corp. ..................................      2,261         165,957

                       Business Services -- 1.8%
                       Agilent Technologies, Inc.+.................................      2,352          67,291
                       Allied Waste Industries, Inc.+..............................        990          18,652
                       Cendant Corp.+..............................................      4,017          81,746
                       Centex Corp. ...............................................        328          15,429
                       Concord EFS, Inc.+..........................................      1,220          70,004
                       Convergys Corp.+............................................        816          25,418
                       Deluxe Corp. ...............................................        436          13,751
                       Ecolab, Inc. ...............................................        662          26,506
                       Equifax, Inc. ..............................................        768          18,171
                       FedEx Corp.+................................................      1,516          62,717
                       First Data Corp. ...........................................      1,994         138,224
                       Fiserv, Inc.+...............................................        645          37,010
                       Fluor Corp.+................................................        436          17,235
                       H&R Block, Inc. ............................................        489          34,900
                       Johnson Controls, Inc. .....................................        252          20,311
                       Maxim Integrated Products, Inc.+............................      1,658          76,550
                       National Service Industries, Inc. ..........................        219           4,954
                       Paychex, Inc. ..............................................      1,975          77,618
                       Quintiles Transnational Corp.+..............................        600          11,166
                       R.R. Donnelley & Sons Co. ..................................        661          19,638
                       Robert Half International, Inc.+............................        970          25,269
                       W.W. Grainger, Inc. ........................................        544          22,902
                       Waste Management, Inc. .....................................      3,295         102,145

                       Electrical Equipment -- 4.0%
                       Danaher Corp. ..............................................        700          39,613
                       General Electric Co. .......................................     50,300       2,188,050
                       Power One, Inc.+............................................        392           6,076

                       Machinery -- 0.7%
                       Caterpillar, Inc. ..........................................      1,763          97,141
                       Deere & Co. ................................................      1,211          50,802
                       Dover Corp. ................................................      1,099          39,729
                       Illinois Tool Works, Inc. ..................................      1,440          90,720
                       Ingersoll-Rand Co. .........................................        879          38,395
                       ITT Industries, Inc. .......................................        442          19,625
                       Pall Corp. .................................................        659          15,750
                       Parker-Hannifin Corp. ......................................        552          24,674
                       Thermo Electron Corp.+......................................        875          19,950

                       Multi-Industry -- 1.9%
                       Crane Co. ..................................................        332          10,143
                       Eaton Corp. ................................................        181          13,293
                       Goodrich Corp. .............................................        552          19,287
                       Honeywell International, Inc. ..............................      4,128         152,199
                       McDermott International, Inc. ..............................        328           3,621
                       Minnesota Mining & Manufacturing Co. .......................      1,863         208,433
                       Sara Lee Corp. .............................................      4,031          81,305
                       Textron, Inc. ..............................................        679          38,241
                       Tyco International Ltd. ....................................      9,826         522,743

                       Transportation -- 0.4%
                       Burlington Northern Santa Fe Corp. .........................      2,067          55,272
                       CSX Corp. ..................................................      1,204          47,100

                                                           ---------------------

                                                                           83
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

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Transportation (continued)
                       Norfolk Southern Corp. .....................................      1,981    $     39,858
                       Ryder System, Inc. .........................................        333           6,327
                       Union Pacific Corp. ........................................      1,224          65,716
                                                                                                  ------------
                                                                                                     5,585,759
                                                                                                  ------------
                       INFORMATION & ENTERTAINMENT -- 6.1%
                       Broadcasting & Media -- 4.1%
                       AOL Time Warner, Inc.+......................................     22,461       1,020,852
                       Clear Channel Communications, Inc.+.........................      2,906         170,292
                       Comcast Corp., Class A+.....................................      4,707         179,007
                       Gannett Co., Inc. ..........................................      1,189          79,699
                       Interpublic Group of Cos., Inc. ............................      1,904          52,113
                       Knight-Ridder, Inc. ........................................        358          22,049
                       McGraw-Hill Cos., Inc. .....................................      1,000          61,370
                       Meredith Corp. .............................................        325          11,658
                       New York Times Co., Class A.................................        883          40,883
                       Omnicom Group, Inc. ........................................        789          68,935
                       TMP Worldwide, Inc.+........................................        540          27,022
                       Tribune Co. ................................................      1,597          65,892
                       Univision Communications, Inc., Class A+....................      1,080          41,234
                       Viacom, Inc., Class B+......................................      8,903         443,369

                       Entertainment Products -- 0.2%
                       Eastman Kodak Co. ..........................................      1,555          67,347
                       Hasbro, Inc. ...............................................        893          14,377
                       Mattel, Inc. ...............................................      2,300          41,170

                       Leisure & Tourism -- 1.8%
                       AMR Corp.+..................................................        772          27,136
                       Brunswick Corp. ............................................        444           9,697
                       Carnival Corp. .............................................      3,061         102,237
                       Darden Restaurants, Inc. ...................................        663          19,824
                       Delta Air Lines, Inc. ......................................        609          27,027
                       Harrah's Entertainment, Inc.+...............................        661          18,918
                       Hilton Hotels Corp. ........................................      2,021          24,474
                       Marriott International, Inc., Class A.......................      1,209          57,730
                       McDonald's Corp. ...........................................      6,683         194,743
                       Sabre Holdings Corp. .......................................        638          31,364
                       Southwest Airlines Co. .....................................      3,968          79,400
                       Starbucks Corp.+............................................      1,962          35,394
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      1,000          35,690
                       Tricon Global Restaurants, Inc.+............................        710          32,483
                       US Airways Group, Inc.+.....................................        334           5,671
                       Walt Disney Co. ............................................     10,612         279,626
                       Wendy's International, Inc. ................................        658          17,641
                                                                                                  ------------
                                                                                                     3,406,324
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 22.1%
                       Communication Equipment -- 1.2%
                       Andrew Corp.+...............................................        439           9,676
                       Cabletron Systems, Inc.+....................................        983          18,254
                       Comverse Technology, Inc.+..................................        830          23,472
                       JDS Uniphase Corp.+.........................................      6,635          61,308
                       Motorola, Inc. .............................................     11,219         209,683
                       Network Appliance, Inc.+....................................      1,640          20,467
                       QUALCOMM, Inc.+.............................................      3,782         239,136
                       Scientific-Atlanta, Inc. ...................................        787          20,029

---------------------

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

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Communication Equipment (continued)
                       Symbol Technologies, Inc. ..................................      1,017    $     12,621
                       Tellabs, Inc.+..............................................      2,116          34,851

                       Computers & Business Equipment -- 5.5%
                       Apple Computer, Inc.+.......................................      1,754          32,958
                       Avery Dennison Corp. .......................................        548          28,090
                       Cisco Systems, Inc.+........................................     36,916         709,526
                       Compaq Computer Corp. ......................................      8,642         129,111
                       Dell Computer Corp.+........................................     13,167         354,587
                       EMC Corp.+..................................................     11,119         219,267
                       Gateway, Inc.+..............................................      1,749          18,347
                       Hewlett-Packard Co. ........................................      9,848         242,852
                       International Business Machines Corp. ......................      8,846         930,688
                       Lexmark International, Inc., Class A+.......................        571          26,106
                       Palm, Inc.+.................................................      2,920          15,680
                       Pitney Bowes, Inc. .........................................      1,284          51,617
                       Sun Microsystems, Inc.+.....................................     16,656         271,326
                       Unisys Corp.+...............................................      1,646          18,847
                       Xerox Corp. ................................................      3,400          27,132

                       Computer Services -- 1.2%
                       Computer Sciences Corp.+....................................        796          28,744
                       Electronic Data Systems Corp. ..............................      2,315         147,813
                       Oracle Corp.+...............................................     28,616         517,377

                       Computer Software -- 4.7%
                       Adobe Systems, Inc. ........................................      1,226          45,963
                       Autodesk, Inc. .............................................        328          12,231
                       Automatic Data Processing, Inc. ............................      3,280         167,116
                       BMC Software, Inc.+.........................................      1,314          26,280
                       Citrix Systems, Inc.+.......................................      1,000          33,470
                       Computer Associates International, Inc. ....................      3,016         103,992
                       Compuware Corp.+............................................      1,970          26,989
                       Intuit, Inc.+...............................................      1,070          36,786
                       Mercury Interactive Corp.+..................................        363          14,033
                       Microsoft Corp.+............................................     27,257       1,804,141
                       NCR Corp.+..................................................        500          19,680
                       Novell, Inc.+...............................................      1,829           9,127
                       Parametric Technology Corp.+................................      1,428          13,523
                       Peoplesoft, Inc.+...........................................      1,416          61,837
                       Siebel Systems, Inc.+.......................................      2,270          78,224
                       VERITAS Software Corp.+.....................................      2,019          85,626
                       Xilinx, Inc.+...............................................      1,643          65,720

                       Electronics -- 4.5%
                       Advanced Micro Devices, Inc.+...............................      1,658          30,275
                       Altera Corp.+...............................................      2,154          64,749
                       Analog Devices, Inc.+.......................................      1,803          82,938
                       Applied Materials, Inc.+....................................      4,126         189,218
                       Applied Micro Circuits Corp.+...............................      1,540          26,396
                       Broadcom Corp., Class A+....................................      1,279          55,803
                       Conexant Systems, Inc.+.....................................      1,272          12,097
                       Emerson Electric Co. .......................................      2,064         118,391
                       Intel Corp. ................................................     34,211       1,019,830
                       Jabil Circuit, Inc.+........................................        995          32,338
                       KLA-Tencor Corp.+...........................................        887          48,244
                       Linear Technology Corp. ....................................      1,540          67,113
                       LSI Logic Corp.+............................................      1,825          39,748
                       Micron Technology, Inc.+....................................      2,972         124,824

                                                           ---------------------

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

                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Millipore Corp. ............................................        221    $     14,405
                       Molex, Inc. ................................................      1,025          35,260
                       National Semiconductor Corp.+...............................        948          30,383
                       Novellus Systems, Inc.+.....................................        701          35,730
                       PerkinElmer, Inc. ..........................................        444          13,986
                       QLogic Corp.+...............................................        470          18,053
                       Sanmina Corp.+..............................................      1,582          34,503
                       Solectron Corp.+............................................      3,356          58,663
                       Tektronix, Inc. ............................................        482          10,937
                       Teradyne, Inc.+.............................................        935          31,771
                       Texas Instruments, Inc. ....................................      8,878         306,291
                       Thomas & Betts Corp. .......................................        327           6,785
                       Vitesse Semiconductor Corp.+................................        882          17,455

                       Internet Content -- 0.1%
                       Yahoo!, Inc.+...............................................      2,839          50,023

                       Internet Software -- 0.0%
                       BroadVision, Inc.+..........................................      1,305           4,463
                       Sapient Corp.+..............................................        628           3,925

                       Telecommunications -- 4.9%
                       ADC Telecommunications, Inc.+...............................      4,064          19,954
                       AT&T Corp. .................................................     17,332         350,280
                       AT&T Wireless Services, Inc.+...............................     12,887         240,858
                       Avaya, Inc.+................................................      1,462          18,319
                       BellSouth Corp. ............................................      9,555         388,888
                       Citizens Communications Co.+................................        700           8,589
                       Corning, Inc. ..............................................      4,760          74,542
                       Global Crossing Holdings Ltd.+..............................      4,508          29,527
                       Lucent Technologies, Inc. ..................................     17,334         116,138
                       Nextel Communications, Inc., Class A+.......................      3,959          65,917
                       Nortel Networks Corp. ......................................     16,055         127,637
                       Qwest Communications International, Inc.+...................      8,429         219,154
                       Sprint Corp. (PCS Group)+...................................      4,763         123,457
                       Verizon Communications, Inc. ...............................     13,765         745,375
                       WorldCom, Inc.-WorldCom Group+..............................     14,618         204,652
                                                                                                  ------------
                                                                                                    12,342,187
                                                                                                  ------------
                       MATERIALS -- 2.6%
                       Chemicals -- 1.2%
                       Air Products & Chemicals, Inc. .............................      1,209          49,364
                       Ashland, Inc. ..............................................        301          11,850
                       Dow Chemical Co. ...........................................      4,687         170,607
                       du Pont (E.I.) de Nemours & Co. ............................      5,368         229,858
                       Eastman Chemical Co. .......................................        341          14,963
                       Engelhard Corp. ............................................        660          17,193
                       FMC Corp.+..................................................         65           4,324
                       Great Lakes Chemical Corp. .................................        292           8,290
                       Hercules, Inc. .............................................        550           5,830
                       PPG Industries, Inc. .......................................        883          48,521
                       Praxair, Inc. ..............................................        876          39,718
                       Rohm and Haas Co. ..........................................      1,204          41,345
                       Sigma-Aldrich Corp. ........................................        406          17,576

                       Forest Products -- 0.6%
                       Ball Corp. .................................................        114           5,635
                       Bemis Co., Inc. ............................................        325          14,378
                       Boise Cascade Corp. ........................................        327          11,837

---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Forest Products (continued)
                       Georgia-Pacific Corp. ......................................      1,200    $     43,920
                       International Paper Co. ....................................      2,583         105,541
                       Louisiana-Pacific Corp. ....................................        551           5,852
                       Mead Corp. .................................................        549          16,316
                       Sealed Air Corp.+...........................................        440          18,128
                       Temple-Inland, Inc. ........................................        212          13,155
                       Westvaco Corp. .............................................        548          14,741
                       Weyerhaeuser Co. ...........................................      1,039          62,060
                       Willamette Industries, Inc. ................................        553          27,484

                       Metals & Minerals -- 0.8%
                       Alcan, Inc. ................................................      1,682          63,092
                       Alcoa, Inc. ................................................      4,511         176,967
                       Allegheny Technologies, Inc. ...............................        448           8,539
                       Barrick Gold Corp. .........................................      1,986          29,572
                       Freeport-McMoRan Copper & Gold, Inc., Class B+..............        746           8,027
                       Homestake Mining Co. .......................................      1,424          11,107
                       Inco Ltd.+..................................................        991          16,609
                       Newmont Mining Corp. .......................................      1,005          18,794
                       Nucor Corp. ................................................        442          21,167
                       Phelps Dodge Corp. .........................................        353          14,261
                       Placer Dome, Inc. ..........................................      1,636          16,442
                       Timken Co. .................................................        329           5,484
                       USX-U.S. Steel Group........................................        442           8,707
                       Vulcan Materials Co. .......................................        450          22,072
                       Worthington Industries, Inc. ...............................        444           6,243
                                                                                                  ------------
                                                                                                     1,425,569
                                                                                                  ------------
                       UTILITIES -- 5.1%
                       Electric Utilities -- 2.2%
                       AES Corp. ..................................................      2,790         106,857
                       Allegheny Energy, Inc. .....................................        581          25,053
                       Ameren Corp. ...............................................        664          26,089
                       American Electric Power Co., Inc. ..........................      1,652          74,340
                       American Power Conversion Corp.+............................      1,037          13,844
                       Calpine Corp.+..............................................      1,500          53,985
                       Cinergy Corp. ..............................................        876          27,068
                       CMS Energy Corp. ...........................................        656          17,496
                       Consolidated Edison, Inc. ..................................      1,081          42,959
                       Dominion Resources, Inc. ...................................      1,232          74,524
                       DTE Energy Co. .............................................        869          36,715
                       Duke Energy Corp. ..........................................      3,738         144,324
                       Edison International........................................      1,669          23,433
                       Entergy Corp. ..............................................      1,203          45,113
                       Exelon Corp. ...............................................      1,623          91,699
                       FirstEnergy Corp. ..........................................      1,211          36,742
                       FPL Group, Inc. ............................................        856          46,224
                       GPU, Inc. ..................................................        660          23,918
                       Mirant Corp.+...............................................      1,756          54,313
                       Niagara Mohawk Holdings, Inc.+..............................        888          15,087
                       NiSource, Inc. .............................................        883          23,276
                       Pinnacle West Capital Corp. ................................        440          18,603
                       PPL Corp. ..................................................        775          34,860
                       Progress Energy, Inc. ......................................      1,105          47,261

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Electric Utilities (continued)
                       Public Service Enterprise Group, Inc. ......................      1,108    $     51,854
                       Southern Co. ...............................................      3,525          82,837

                       Gas & Pipeline Utilities -- 1.1%
                       Constellation Energy Group, Inc. ...........................        771          22,698
                       Dynegy, Inc., Class A.......................................      1,608          74,579
                       El Paso Corp. ..............................................      2,506         129,686
                       Enron Corp. ................................................      3,805         172,557
                       KeySpan Corp. ..............................................        723          22,153
                       Kinder Morgan, Inc. ........................................        600          31,440
                       NICOR, Inc. ................................................        222           8,243
                       ONEOK, Inc. ................................................        226           4,113
                       Peoples Energy Corp. .......................................        118           4,491
                       PG&E Corp. .................................................      1,944          28,907
                       Sempra Energy...............................................      1,114          28,273
                       The Williams Cos., Inc. ....................................      2,472          82,812

                       Telephone -- 1.8%
                       ALLTEL Corp. ...............................................      1,479          91,180
                       CenturyTel, Inc. ...........................................        766          23,715
                       SBC Communications, Inc. ...................................     17,208         774,876
                       Sprint Corp. ...............................................      4,540         105,964
                                                                                                  ------------
                                                                                                     2,844,161
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $61,194,169)..............                 55,460,922
                                                                                                  ------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 0.1%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       U.S. GOVERNMENT & AGENCIES -- 0.1%
                       United States Treasury Bills 3.40% due 9/20/01@ (cost
                         $49,764)..................................................    $50,000          49,764
                                                                                                  ------------

                       REPURCHASE AGREEMENT -- 0.4%
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.4%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 2.75%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $215,016 and collateralized by
                         $160,000 of U.S. Treasury Bonds, bearing interest at
                         8.88%, due 8/15/17 and having an approximate value of
                         $222,112@ (cost $215,000).................................    215,000         215,000
                                                                                                  ------------

                       TOTAL INVESTMENTS -- (cost $61,458,933)       100.0%                                       55,725,686
                       Liabilities in excess of other assets --        0.0                                            (2,763)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 55,722,923
                                                                     ======                                     ============

              -----------------------------
              + Non-income producing securities

              # Security represents an investment in an affiliated company ADR -- American Depositary Receipt

---------------------
    88

              @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                      OPEN FUTURES CONTRACTS
                       -------------------------------------------------------------------------------------
                       NUMBER OF                     EXPIRATION     VALUE AT      VALUE AS OF
                       CONTRACTS    DESCRIPTION         DATE        TRADE DATE   JULY 31, 2001
                                                                                                UNREALIZED
                                                                                                DEPRECIATION
                       -------------------------------------------------------------------------------------
                       4 Long      S&P 500 Index   September 2001   $256,808       $243,060     $(13,748)
                                                                                                 =========

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH-INCOME PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 93.6%                                             SHARES           VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.2%
                       Automotive -- 0.5%
                       Harley-Davidson, Inc. ......................................        180,000   $     9,289,800

                       Retail -- 5.7%
                       Home Depot, Inc. ...........................................        770,000        38,784,900
                       Kohl's Corp.+...............................................        290,000        16,611,200
                       Kroger Co.+.................................................        730,000        19,242,800
                       Too, Inc.+..................................................              1                24
                       Walgreen Co. ...............................................        570,000        19,209,000
                                                                                                     ---------------
                                                                                                         103,137,724
                                                                                                     ---------------
                       CONSUMER STAPLES -- 3.5%
                       Food, Beverage & Tobacco -- 1.6%
                       Anheuser-Busch Cos., Inc. ..................................        620,000        26,852,200

                       Household Products -- 1.9%
                       Avon Products, Inc. ........................................        400,000        18,556,000
                       Colgate-Palmolive Co. ......................................         61,300         3,322,460
                       Estee Lauder Cos., Inc., Class A............................        250,000         9,887,500
                                                                                                     ---------------
                                                                                                          58,618,160
                                                                                                     ---------------
                       ENERGY -- 5.5%
                       Energy Services -- 1.6%
                       Baker Hughes, Inc. .........................................        500,000        17,790,000
                       Transocean Sedco Forex, Inc. ...............................        275,000         8,879,750

                       Energy Sources -- 3.9%
                       Apache Corp. ...............................................        240,000        12,468,000
                       BP PLC ADR..................................................        625,400        30,907,268
                       Kerr-McGee Corp. ...........................................        320,000        20,217,600
                                                                                                     ---------------
                                                                                                          90,262,618
                                                                                                     ---------------
                       FINANCE -- 18.2%
                       Banks -- 4.8%
                       Bank of America Corp. ......................................        760,030        48,353,109
                       Bank One Corp. .............................................        500,000        19,355,000
                       KeyCorp.....................................................        448,300        11,992,025

                       Financial Services -- 10.1%
                       Citigroup, Inc. ............................................      1,576,578        79,159,981
                       J.P. Morgan Chase & Co. ....................................        797,600        34,536,080
                       Legg Mason, Inc. ...........................................        154,000         7,413,560
                       MBNA Corp. .................................................        270,000         9,558,000
                       Merrill Lynch & Co., Inc. ..................................        520,000        28,204,800
                       The Hartford Financial Services Group, Inc. ................        110,000         7,283,100

                       Insurance -- 3.3%
                       ACE Ltd. ...................................................        455,600        15,904,996
                       AFLAC, Inc. ................................................        620,000        18,339,600
                       PMI Group, Inc. ............................................        105,200         7,258,800
                       XL Capital Ltd., Class A....................................        175,000        13,431,250
                                                                                                     ---------------
                                                                                                         300,790,301
                                                                                                     ---------------

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       ---------------------------------------------------------------------------------------------
                       HEALTHCARE -- 12.0%
                       Drugs -- 6.1%
                       Pfizer, Inc. ...............................................      1,600,000   $    65,952,000
                       Schering-Plough Corp. ......................................        660,000        25,773,000
                       Watson Pharmaceuticals, Inc.+...............................        130,000         8,560,500

                       Health Services -- 3.9%
                       Cardinal Health, Inc. ......................................        100,000         7,363,000
                       Health Management Associates, Inc., Class A+................      1,000,000        19,760,000
                       IMS Health, Inc. ...........................................        610,000        15,677,000
                       Tenet Healthcare Corp.+.....................................        415,000        23,036,650

                       Medical Products -- 2.0%
                       Affymetrix, Inc.+...........................................        130,000         3,244,800
                       Amgen, Inc.+................................................        250,000        15,677,500
                       Applera Corp.- Applied Biosystems Group.....................        150,000         4,230,000
                       Human Genome Sciences, Inc.+................................        180,000         9,140,400
                                                                                                     ---------------
                                                                                                         198,414,850
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 13.5%
                       Aerospace & Military Technology -- 1.6%
                       United Technologies Corp. ..................................        369,300        27,106,620

                       Business Services -- 2.3%
                       Concord EFS, Inc.+..........................................        340,000        19,509,200
                       Maxim Integrated Products, Inc.+............................        200,000         9,234,000
                       Paychex, Inc. ..............................................        215,000         8,449,500

                       Electrical Equipment -- 6.1%
                       Danaher Corp. ..............................................        320,000        18,108,800
                       General Electric Co. .......................................      1,900,000        82,650,000

                       Multi-Industry -- 2.5%
                       American Standard Cos., Inc.+...............................        360,000        24,498,000
                       Tyco International Ltd. ....................................        321,600        17,109,120

                       Transportation -- 1.0%
                       Burlington Northern Santa Fe Corp. .........................        170,000         4,545,800
                       Union Pacific Corp. ........................................        205,001        11,006,504
                                                                                                     ---------------
                                                                                                         222,217,544
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 11.0%
                       Broadcasting & Media -- 7.0%
                       AOL Time Warner, Inc.+......................................        807,000        36,678,150
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............      1,103,848        17,363,529
                       Charter Communications, Inc., Class A+......................        400,000         8,616,000
                       Comcast Corp., Class A+.....................................        450,000        17,113,500
                       Gannett Co., Inc. ..........................................        215,000        14,411,450
                       Viacom, Inc., Class B+......................................        441,575        21,990,435

                       Entertainment Products -- 0.9%
                       Mattel, Inc. ...............................................        850,000        15,215,000

                       Leisure & Tourism -- 3.1%
                       AMR Corp.+..................................................        320,000        11,248,000
                       Continental Airlines, Inc., Class B+........................        225,000        11,130,750
                       Northwest Airlines Corp.+...................................        270,000         6,979,500
                       Southwest Airlines Co. .....................................        750,000        15,007,500
                       Viad Corp. .................................................        270,000         6,609,600
                                                                                                     ---------------
                                                                                                         182,363,414
                                                                                                     ---------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES           VALUE
                       ---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 14.5%
                       Communication Equipment -- 0.4%
                       JDS Uniphase Corp.+.........................................        200,000   $     1,848,000
                       Juniper Networks, Inc.+.....................................        220,000         5,651,800

                       Computers & Business Equipment -- 2.3%
                       Cisco Systems, Inc.+........................................      1,450,000        27,869,000
                       Dell Computer Corp.+........................................        400,000        10,772,000

                       Computer Services -- 1.0%
                       Electronic Data Systems Corp................................        250,000        15,962,500

                       Computer Software -- 5.6%
                       BEA Systems, Inc.+..........................................        190,000         4,189,500
                       Microsoft Corp.+............................................      1,100,000        72,809,000
                       Peoplesoft, Inc.+...........................................         50,000         2,183,500
                       Siebel Systems, Inc.+.......................................        200,000         6,892,000
                       VERITAS Software Corp.+.....................................        150,000         6,361,500

                       Electronics -- 4.2%
                       Altera Corp.+...............................................        752,800        22,629,168
                       Flextronics International Ltd.+.............................        490,000        13,323,100
                       Micron Technology, Inc.+....................................        550,300        23,112,600
                       Sanmina Corp.+..............................................        440,000         9,596,400

                       Telecommunications -- 1.0%
                       AT&T Wireless Services, Inc.+...............................        850,000        15,886,500
                                                                                                     ---------------
                                                                                                         239,086,568
                                                                                                     ---------------
                       MATERIALS -- 2.0%
                       Chemicals -- 0.7%
                       Lyondell Chemical Co........................................        800,000        11,552,000

                       Metals & Minerals -- 1.3%
                       Alcoa, Inc..................................................        550,000        21,576,500
                                                                                                     ---------------
                                                                                                          33,128,500
                                                                                                     ---------------
                       UTILITIES -- 7.2%
                       Electric Utilities -- 3.0%
                       AES Corp....................................................        470,000        18,001,000
                       FPL Group, Inc..............................................        385,000        20,790,000
                       Pinnacle West Capital Corp..................................        245,000        10,358,600

                       Gas & Pipeline Utilities -- 2.0%
                       Dynegy, Inc., Class A.......................................        460,000        21,334,800
                       Enron Corp..................................................        265,000        12,017,750

                       Telephone -- 2.2%
                       SBC Communications, Inc.....................................        800,000        36,024,000
                                                                                                     ---------------
                                                                                                         118,526,150
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $1,305,016,745)...........                    1,546,545,829
                                                                                                     ---------------

---------------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 6.4%                                     AMOUNT           VALUE
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 5.7%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         3.25% due 8/01/01@........................................   $ 93,871,000   $    93,871,000
                                                                                                     ---------------

                       U.S. GOVERNMENT -- 0.7%
                       United States Treasury Bills 3.42% due 9/13/01@.............     11,950,000        11,900,613
                                                                                                     ---------------

                       TOTAL SHORT-TERM SECURITIES (cost $105,771,613).............                      105,771,613
                                                                                                     ---------------
                       TOTAL INVESTMENTS --
                         (cost $1,410,788,358)                             100.0%                      1,652,317,442
                       Liabilities in excess of other assets --                 0.0                          (96,773)
                       ------                                                                        ---------------
                       NET ASSETS --                                   100.0%                        $ 1,652,220,669
                                                                             ------                  ===============
                                                                             ------

              -----------------------------

              + Non-income producing securities
              ADR -- American Depositary Receipt
              @ The security or a portion thereof represents collateral for the following open futures contracts:

                       OPEN FUTURES CONTRACTS
                       -------------------------------------------------------------------------------------
                       NUMBER OF                  EXPIRATION         VALUE AT    VALUE AS OF
                       CONTRACTS   DESCRIPTION    DATE             TRADE DATE   JULY 31, 2001
                                                                                                 UNREALIZED
                                                                                                DEPRECIATION
                       -------------------------------------------------------------------------------------
                       205 Long    S&P 500 Index  September 2001  $64,813,313    $62,284,125    $ (2,529,188)
                                                                                                ============

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FEDERATED VALUE PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 92.1%                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.0%
                       Apparel & Textiles -- 1.0%
                       Liz Claiborne, Inc. ........................................       48,600   $  2,583,090

                       Automotive -- 2.7%
                       Ford Motor Co. .............................................      104,189      2,653,694
                       General Motors Corp. .......................................       24,836      1,579,569
                       TRW, Inc. ..................................................       62,300      2,756,775

                       Retail -- 4.3%
                       Federated Department Stores, Inc.+..........................       59,200      2,285,120
                       KMart Corp.+................................................      176,400      2,040,948
                       Lowe's Cos., Inc. ..........................................       77,400      2,955,132
                       Toys 'R' Us, Inc.+..........................................      172,600      3,974,978
                                                                                                   -------------
                                                                                                     20,829,306
                                                                                                   -------------
                       CONSUMER STAPLES -- 5.8%
                       Food, Beverage & Tobacco -- 4.9%
                       Anheuser-Busch Cos., Inc. ..................................       76,200      3,300,222
                       Philip Morris Cos., Inc. ...................................      101,500      4,618,250
                       UST, Inc. ..................................................      151,900      4,701,305

                       Household Products -- 0.9%
                       Kimberly-Clark Corp. .......................................       41,000      2,493,210
                                                                                                   -------------
                                                                                                     15,112,987
                                                                                                   -------------
                       ENERGY -- 7.7%
                       Energy Services -- 0.9%
                       Diamond Offshore Drilling, Inc. ............................       74,400      2,182,896

                       Energy Sources -- 6.8%
                       BP PLC ADR..................................................       65,800      3,251,836
                       Chevron Corp. ..............................................       33,500      3,061,565
                       Exxon Mobil Corp. ..........................................       90,800      3,791,808
                       Sunoco, Inc. ...............................................       33,200      1,148,056
                       Ultramar Diamond Shamrock Corp. ............................       16,100        760,725
                       Unocal Corp. ...............................................       56,900      2,035,882
                       USX-Marathon Group, Inc. ...................................      120,800      3,584,136
                                                                                                   -------------
                                                                                                     19,816,904
                                                                                                   -------------
                       FINANCE -- 20.7%
                       Banks -- 2.9%
                       Bank of America Corp. ......................................       67,500      4,294,350
                       First Union Corp. ..........................................       89,500      3,168,300

                       Financial Services -- 9.5%
                       Bear Stearns Cos., Inc. ....................................       69,619      4,048,345
                       Countrywide Credit Industries, Inc. ........................       40,700      1,762,717
                       J.P. Morgan Chase & Co. ....................................       63,300      2,740,890
                       MBIA, Inc. .................................................       81,750      4,591,080
                       PNC Financial Services Group................................       67,700      4,491,895
                       Providian Financial Corp. ..................................       25,500      1,258,935
                       Washington Mutual, Inc. ....................................      141,000      5,713,320

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 8.3%
                       Allstate Corp. .............................................      116,300   $  4,065,848
                       CIGNA Corp. ................................................       31,100      3,119,641
                       Conseco, Inc. ..............................................      180,432      2,634,307
                       Lincoln National Corp. .....................................       70,000      3,572,100
                       Loews Corp. ................................................       90,800      5,153,808
                       Marsh & McLennan Cos., Inc. ................................       28,100      2,821,240
                                                                                                   -------------
                                                                                                     53,436,776
                                                                                                   -------------
                       HEALTHCARE -- 10.6%
                       Drugs -- 3.3%
                       Bristol-Myers Squibb Co. ...................................       62,800      3,713,992
                       Pharmacia Corp. ............................................       70,996      3,167,842
                       Schering-Plough Corp. ......................................       42,100      1,644,005

                       Health Services -- 4.3%
                       Healthsouth Corp.+..........................................      324,300      5,545,530
                       Oxford Health Plans, Inc.+..................................       91,900      2,665,100
                       UnitedHealth Group, Inc. ...................................       45,100      3,040,642

                       Medical Products -- 3.0%
                       Abbott Laboratories, Inc. ..................................       74,600      3,997,814
                       Baxter International, Inc. .................................       74,400      3,705,120
                                                                                                   -------------
                                                                                                     27,480,045
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 16.2%
                       Aerospace & Military Technology -- 2.4%
                       Boeing Co. .................................................       59,700      3,494,241
                       General Dynamics Corp. .....................................       34,000      2,750,260

                       Business Services -- 7.0%
                       Cendant Corp.+..............................................      229,070      4,661,575
                       First Data Corp. ...........................................       74,700      5,178,204
                       H&R Block, Inc. ............................................       74,000      5,281,380
                       Waste Management, Inc. .....................................       98,500      3,053,500

                       Machinery -- 0.8%
                       Ingersoll-Rand Co. .........................................       43,800      1,913,184

                       Multi-Industry -- 6.0%
                       Koninklijke Philips Electronics NV..........................       93,993      2,597,026
                       Minnesota Mining & Manufacturing Co. .......................       23,700      2,651,556
                       Sara Lee Corp. .............................................      140,300      2,829,851
                       Textron, Inc. ..............................................       30,600      1,723,392
                       Tyco International Ltd. ....................................      108,054      5,748,473
                                                                                                   -------------
                                                                                                     41,882,642
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.4%
                       Broadcasting & Media -- 1.4%
                       Charter Communications, Inc., Class A+......................       88,100      1,897,674
                       Viacom, Inc., Class B+......................................       32,833      1,635,083
                                                                                                   -------------
                                                                                                      3,532,757
                                                                                                   -------------
                       INFORMATION TECHNOLOGY -- 12.8%
                       Communication Equipment -- 0.9%
                       Motorola, Inc. .............................................      128,000      2,392,320

                       Computers & Business Equipment -- 4.8%
                       Compaq Computer Corp. ......................................      172,800      2,581,632
                       Hewlett-Packard Co. ........................................       92,000      2,268,720
                       International Business Machines Corp. ......................       35,800      3,766,518

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computers & Business Equipment (continued)
                       Lexmark International, Inc., Class A+.......................       41,700   $  1,906,524
                       Storage Technology Corp.+...................................       58,000        798,660
                       Unisys Corp.+...............................................       86,700        992,715

                       Computer Services -- 2.0%
                       Computer Sciences Corp.+....................................       30,100      1,086,911
                       Electronic Data Systems Corp. ..............................       64,800      4,137,480

                       Computer Software -- 1.2%
                       Computer Associates International, Inc. ....................       49,400      1,703,312
                       Novell, Inc.+...............................................       86,300        430,637
                       VERITAS Software Corp.+.....................................       22,371        948,754

                       Electronics -- 0.3%
                       Micron Technology, Inc.+....................................       18,800        789,600

                       Telecommunications -- 3.6%
                       AT&T Corp. .................................................       57,850      1,169,149
                       AT&T Wireless Services, Inc.+...............................       18,616        347,933
                       Avaya, Inc.+................................................       99,800      1,250,494
                       Lucent Technologies, Inc. ..................................      190,400      1,275,680
                       Verizon Communications, Inc. ...............................       99,056      5,363,882
                                                                                                   -------------
                                                                                                     33,210,921
                                                                                                   -------------
                       MATERIALS -- 1.2%
                       Chemicals -- 0.4%
                       Air Products & Chemicals, Inc. .............................       26,600      1,086,078

                       Metals & Minerals -- 0.8%
                       Nucor Corp. ................................................       42,200      2,020,958
                                                                                                   -------------
                                                                                                      3,107,036
                                                                                                   -------------
                       UTILITIES -- 7.7%
                       Electric Utilities -- 3.5%
                       Edison International........................................      137,600      1,931,904
                       Entergy Corp. ..............................................       97,900      3,671,250
                       FPL Group, Inc. ............................................       61,900      3,342,600

                       Gas & Pipeline Utilities -- 1.7%
                       El Paso Corp. ..............................................       43,248      2,238,084
                       The Williams Cos., Inc. ....................................       65,400      2,190,900

                       Telephone -- 2.5%
                       SBC Communications, Inc. ...................................       79,400      3,575,382
                       Telephone & Data Systems, Inc. .............................       16,200      1,745,550
                       WorldCom, Inc.+.............................................       84,300      1,180,200
                                                                                                   -------------
                                                                                                     19,875,870
                                                                                                   -------------
                       TOTAL COMMON STOCK (cost $225,941,580)......................                 238,285,244
                                                                                                   -------------

---------------------

                       PREFERRED STOCK -- 3.5%                                          SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 1.0%
                       Insurance -- 1.0%
                       Metlife Capital Trust I 8.00%...............................       26,000   $  2,438,800
                                                                                                   -------------
                       INDUSTRIAL & COMMERCIAL -- 1.1%
                       Transportation -- 1.1%
                       Union Pacific Capital Trust 6.25%...........................       60,400      2,831,250
                                                                                                   -------------
                       INFORMATION & ENTERTAINMENT -- 1.4%
                       Broadcasting & Media -- 1.4%
                       News Corp., Ltd. ADR........................................      120,300      3,723,285
                                                                                                   -------------
                       TOTAL PREFERRED STOCK (cost $7,195,908).....................                   8,993,335
                                                                                                   -------------

                                                                                      PRINCIPAL
                       BONDS & NOTES -- 0.4%                                            AMOUNT
                       -----------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 0.4%
                       Broadcasting & Media -- 0.4%
                       Charter Communications, Inc. 5.75% 2005* (cost
                         $1,000,000)...............................................   $1,000,000      1,172,500
                                                                                                   -------------
                       TOTAL INVESTMENT SECURITIES (cost $234,137,488).............                 248,451,079
                                                                                                   -------------

                       SHORT-TERM SECURITIES -- 3.7%
                       -----------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 3.7%
                       Euro Time Deposit with State Street Bank & Trust Co. 2.75%
                         due 8/01/01 (cost $9,490,000).............................    9,490,000      9,490,000
                                                                                                   -------------


                       TOTAL INVESTMENTS --
                         (cost $243,627,488)                         99.7%                                       257,941,079
                       Other assets less liabilities --               0.3                                            732,835
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 258,673,914
                                                                    ======                                     =============

              -----------------------------

              + Non-income producing securities
              * Resale restricted to qualified institutional buyers ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    DAVIS VENTURE VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 99.1%                                            SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 6.6%
                       Housing -- 2.6%
                       Masco Corp. ................................................     2,647,300    $   66,738,433

                       Retail -- 4.0%
                       Costco Wholesale Corp.+.....................................     1,954,400        84,136,920
                       RadioShack Corp. ...........................................       624,100        17,618,343
                                                                                                     ---------------
                                                                                                        168,493,696
                                                                                                     ---------------
                       CONSUMER STAPLES -- 5.8%
                       Food, Beverage & Tobacco -- 5.6%
                       General Mills, Inc. ........................................       491,500        21,616,170
                       Kraft Foods Inc., Class A+..................................       508,300        15,731,885
                       Philip Morris Cos., Inc. ...................................     2,315,200       105,341,600

                       Household Products -- 0.2%
                       Gillette Co. ...............................................       234,300         6,529,941
                                                                                                     ---------------
                                                                                                        149,219,596
                                                                                                     ---------------
                       ENERGY -- 3.9%
                       Energy Services -- 0.4%
                       Schlumberger Ltd. ..........................................       181,600         9,761,000

                       Energy Sources -- 3.5%
                       Devon Energy Corp. .........................................       566,426        30,705,954
                       EOG Resources, Inc. ........................................       623,600        22,044,260
                       Phillips Petroleum Co. .....................................       670,400        38,273,136
                                                                                                     ---------------
                                                                                                        100,784,350
                                                                                                     ---------------
                       FINANCE -- 35.7%
                       Banks -- 4.5%
                       Bank One Corp. .............................................       738,400        28,583,464
                       Wells Fargo & Co. ..........................................     1,881,800        86,675,708

                       Financial Services -- 23.7%
                       American Express Co. .......................................     3,031,700       122,268,461
                       Citigroup, Inc. ............................................     2,094,661       105,172,929
                       Dow Jones & Co., Inc. ......................................       103,900         5,913,988
                       Dun & Bradstreet Corp.+.....................................       612,000        16,940,160
                       Federal Home Loan Mortgage Corp. ...........................       391,300        26,780,572
                       Golden West Financial Corp. ................................       854,700        55,256,355
                       Household International, Inc. ..............................     2,027,800       134,422,862
                       Moody's Corp. ..............................................       616,700        20,511,442
                       Morgan Stanley, Dean Witter & Co. ..........................       806,450        48,241,839
                       Providian Financial Corp. ..................................       823,000        40,631,510
                       State Street Corp. .........................................       221,000        11,883,170
                       Stilwell Financial, Inc. ...................................       639,700        18,973,502

                       Insurance -- 7.5%
                       American International Group, Inc.#.........................       137,437        11,441,630
                       Aon Corp. ..................................................       593,800        21,050,210
                       Chubb Corp. ................................................       277,600        19,479,192

---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance (continued)
                       Loews Corp. ................................................       308,200    $   17,493,432
                       Progressive Corp. ..........................................       301,700        40,672,177
                       Sun Life Financial Services of Canada, Inc. ................       211,000         5,317,200
                       Transatlantic Holdings, Inc.#...............................       798,900        61,794,915
                       UnumProvident Corp. ........................................       504,170        14,383,970
                                                                                                     ---------------
                                                                                                        913,888,688
                                                                                                     ---------------
                       HEALTHCARE -- 11.5%
                       Drugs -- 11.5%
                       American Home Products Corp. ...............................       992,100        59,833,551
                       Bristol-Myers Squibb Co. ...................................     1,069,300        63,238,402
                       Eli Lilly & Co. ............................................       736,400        58,381,792
                       Merck & Co., Inc. ..........................................     1,489,400       101,249,412
                       Pharmacia Corp. ............................................       266,500        11,891,230
                                                                                                     ---------------
                                                                                                        294,594,387
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 16.2%
                       Aerospace & Military Technology -- 0.3%
                       Rockwell Collins, Inc. .....................................       216,400         4,479,480
                       Rockwell International Corp. ...............................       216,400         3,473,220

                       Business Services -- 3.6%
                       Agilent Technologies, Inc.+.................................       476,199        13,624,053
                       First Data Corp. ...........................................        61,900         4,290,908
                       United Parcel Service, Inc., Class B........................     1,268,200        72,071,806
                       WPP Group PLC ADR...........................................        24,400         1,275,144

                       Machinery -- 0.9%
                       Dover Corp. ................................................       662,900        23,963,835

                       Multi-Industry -- 11.4%
                       Berkshire Hathaway, Inc., Class A+..........................         1,550       107,260,000
                       Berkshire Hathaway, Inc., Class B+..........................            30            68,880
                       Minnesota Mining & Manufacturing Co. .......................       369,200        41,306,096
                       Tyco International Ltd. ....................................     2,688,600       143,033,520
                                                                                                     ---------------
                                                                                                        414,846,942
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 4.3%
                       Broadcasting & Media -- 0.9%
                       Gannett Co., Inc. ..........................................       227,200        15,229,216
                       Tribune Co. ................................................       220,000         9,077,200

                       Leisure & Tourism -- 3.4%
                       Marriott International, Inc., Class A.......................       551,100        26,315,025
                       McDonald's Corp. ...........................................     2,043,000        59,533,020
                                                                                                     ---------------
                                                                                                        110,154,461
                                                                                                     ---------------
                       INFORMATION TECHNOLOGY -- 9.2%
                       Communication Equipment -- 1.8%
                       Tellabs, Inc.+..............................................     2,768,500        45,597,195

                       Computers & Business Equipment -- 3.7%
                       Hewlett-Packard Co. ........................................     2,123,600        52,367,976
                       Lexmark International, Inc., Class A+.......................       918,800        42,007,536

                       Computer Software -- 0.7%
                       BMC Software, Inc.+.........................................       764,100        15,282,000
                       Novell, Inc.+...............................................       388,100         1,936,619

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                         SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 2.5%
                       Agere Systems, Inc., Class A+...............................     4,813,600    $   26,619,208
                       Intel Corp. ................................................       317,900         9,476,599
                       Molex, Inc. ................................................       401,326        13,805,614
                       Texas Instruments, Inc. ....................................       439,200        15,152,400

                       Telecommunications -- 0.5%
                       Loral Space & Communications Corp.+.........................       417,400           893,236
                       Lucent Technologies, Inc. ..................................       812,700         5,445,090
                       Tycom Ltd.+.................................................       537,000         7,840,200
                                                                                                     ---------------
                                                                                                        236,423,673
                                                                                                     ---------------
                       MATERIALS -- 4.3%
                       Forest Products -- 2.1%
                       Sealed Air Corp.+...........................................     1,307,200        53,856,640

                       Metals & Minerals -- 2.2%
                       Martin Marietta Materials, Inc. ............................       560,500        24,706,840
                       Vulcan Materials Co. .......................................       612,500        30,043,125
                                                                                                     ---------------
                                                                                                        108,606,605
                                                                                                     ---------------
                       REAL ESTATE -- 0.6%
                       Real Estate Investment Trusts -- 0.6%
                       CenterPoint Properties Corp. ...............................        46,100         2,178,225
                       General Growth Properties, Inc. ............................       333,000        12,024,630
                                                                                                     ---------------
                                                                                                         14,202,855
                                                                                                     ---------------
                       UTILITIES -- 1.0%
                       Gas & Pipeline Utilities -- 1.0%
                       Kinder Morgan, Inc. ........................................       474,000        24,837,600
                                                                                                     ---------------
                       TOTAL COMMON STOCK (cost $2,240,623,234)....................                   2,536,052,853
                                                                                                     ---------------

                       PREFERRED STOCK -- 0.3%
                       ---------------------------------------------------------------------------------------------
                       REAL ESTATE -- 0.3%

                       Real Estate Investment Trusts -- 0.3%
                       General Growth Properties, Inc. 7.25% (cost $7,046,331).....       280,400         6,869,800
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,247,669,565)...........                   2,542,922,653
                                                                                                     ---------------

---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 0.7%                                     AMOUNT            VALUE
                       ---------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 0.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 3.85%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $18,034,929 and collateralized by
                         $18,955,000 of Federal National Mortgage Association
                         Discount Notes, bearing interest at 7.85%, due 2/01/30 and having an approximate value of $18,575,900 (cost
                         $18,033,000)..............................................   $18,033,000    $   18,033,000
                                                                                                     ---------------

                       TOTAL INVESTMENTS --
                         (cost $2,265,702,565)                       100.1%                                  $ 2,560,955,653
                       Liabilities in excess of other assets --       (0.1)                                       (2,451,504)
                                                                     ------                                  ---------------
                       NET ASSETS --                                 100.0%                                  $ 2,558,504,149
                                                                     ======                                  ===============

              -----------------------------

               + Non-income producing securities
              # Security represents an investment in an affiliated company ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    "DOGS" OF WALL STREET
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 98.6%                                              SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 27.7%
                       Apparel & Textiles -- 3.1%
                       V.F. Corp. .................................................       90,658    $  3,318,990

                       Automotive -- 7.8%
                       General Motors Corp. .......................................       66,105       4,204,278
                       Genuine Parts Co. ..........................................      128,748       4,238,384

                       Housing -- 9.7%
                       Leggett & Platt, Inc. ......................................      179,446       4,301,321
                       Newell Rubbermaid, Inc. ....................................      145,081       3,145,356
                       Sherwin Williams Co. .......................................      128,113       2,932,506

                       Retail -- 7.1%
                       Albertson's, Inc. ..........................................      129,354       4,233,756
                       May Department Stores Co. ..................................      102,488       3,402,602
                                                                                                    -------------
                                                                                                      29,777,193
                                                                                                    -------------
                       CONSUMER STAPLES -- 15.6%
                       Food, Beverage & Tobacco -- 12.2%
                       Brown-Forman Corp., Class B.................................       49,030       3,350,220
                       ConAgra, Inc. ..............................................      127,738       2,745,089
                       Philip Morris Cos., Inc. ...................................       74,984       3,411,772
                       UST, Inc. ..................................................      117,386       3,633,097

                       Household Products -- 3.4%
                       Clorox Co. .................................................       97,709       3,652,363
                                                                                                    -------------
                                                                                                      16,792,541
                                                                                                    -------------
                       ENERGY -- 3.0%
                       Energy Sources -- 3.0%
                       Exxon Mobil Corp. ..........................................       76,830       3,208,421
                                                                                                    -------------

                       FINANCE -- 2.6%
                       Financial Services -- 2.6%
                       J.P. Morgan Chase & Co. ....................................       65,096       2,818,657
                                                                                                    -------------

                       INDUSTRIAL & COMMERCIAL -- 18.6%
                       Business Services -- 8.4%
                       Johnson Controls, Inc. .....................................       62,775       5,059,665
                       W.W. Grainger, Inc. ........................................       93,281       3,927,130

                       Machinery -- 3.6%
                       Caterpillar, Inc. ..........................................       70,456       3,882,126

                       Multi-Industry -- 6.6%
                       Minnesota Mining & Manufacturing Co. .......................       27,575       3,085,091
                       Textron, Inc. ..............................................       71,244       4,012,462
                                                                                                    -------------
                                                                                                      19,966,474
                                                                                                    -------------

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 3.4%
                       Entertainment Products -- 3.4%
                       Eastman Kodak Co. ..........................................       83,529    $  3,617,641
                                                                                                    -------------

                       INFORMATION TECHNOLOGY -- 8.9%
                       Computers & Business Equipment -- 6.7%
                       Avery Dennison Corp. .......................................       60,764       3,114,762
                       Pitney Bowes, Inc. .........................................      101,320       4,073,064

                       Electronics -- 2.2%
                       Emerson Electric Co. .......................................       41,991       2,408,604
                                                                                                    -------------
                                                                                                       9,596,430
                                                                                                    -------------
                       MATERIALS -- 12.7%
                       Chemicals -- 5.6%
                       du Pont (E.I.) de Nemours & Co. ............................       67,888       2,906,964
                       Rohm and Haas Co. ..........................................       92,044       3,160,791

                       Forest Products -- 7.1%
                       Bemis Co., Inc. ............................................       97,870       4,329,769
                       International Paper Co. ....................................       80,140       3,274,520
                                                                                                    -------------
                                                                                                      13,672,044
                                                                                                    -------------
                       UTILITIES -- 6.1%
                       Telephone -- 6.1%
                       ALLTEL Corp. ...............................................       54,378       3,352,404
                       SBC Communications, Inc. ...................................       70,678       3,182,630
                                                                                                    -------------
                                                                                                       6,535,034
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $103,370,578).............                  105,984,435
                                                                                                    -------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 2.1%                                     AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 2.1%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $2,247,000)........................   $2,247,000       2,247,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $105,617,578)                         100.7%                                      108,231,435
                       Liabilities in excess of other assets --       (0.7)                                         (786,376)
                                                                    ------                                     -------------
                       NET ASSETS --                                 100.0%                                    $ 107,445,059
                                                                    ======                                     =============

              -----------------------------

                      See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    ALLIANCE GROWTH PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 99.5%                                             SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 12.3%
                       Automotive -- 1.2%
                       Harley-Davidson, Inc. ......................................       478,100    $   24,674,741
                       Retail -- 11.1%
                       Home Depot, Inc. ...........................................     1,323,800        66,679,806
                       Kohl's Corp.+...............................................     1,514,500        86,750,560
                       Target Corp. ...............................................       699,200        27,059,040
                       Wal-Mart Stores, Inc. ......................................       441,900        24,702,210
                       Walgreen Co. ...............................................     1,123,900        37,875,430
                                                                                                     ---------------
                                                                                                        267,741,787
                                                                                                     ---------------
                       CONSUMER STAPLES -- 3.3%
                       Food, Beverage & Tobacco -- 2.2%
                       Anheuser-Busch Cos., Inc. ..................................       284,000        12,300,040
                       Philip Morris Cos., Inc. ...................................       801,200        36,454,600

                       Household Products -- 1.1%
                       Colgate-Palmolive Co. ......................................       449,000        24,335,800
                                                                                                     ---------------
                                                                                                         73,090,440
                                                                                                     ---------------
                       ENERGY -- 2.5%
                       Energy Sources -- 2.5%
                       BP PLC ADR..................................................       998,200        49,331,044
                       Chevron Corp. ..............................................        53,900         4,925,921
                                                                                                     ---------------
                                                                                                         54,256,965
                                                                                                     ---------------
                       FINANCE -- 20.9%
                       Banks -- 0.2%
                       Bank of America Corp. ......................................        76,700         4,879,654
                       Financial Services -- 20.7%
                       Citigroup, Inc. ............................................     2,367,209       118,857,564
                       Federal Home Loan Mortgage Corp. ...........................     1,179,000        80,690,760
                       Federal National Mortgage Association.......................       449,500        37,420,875
                       Goldman Sachs Group, Inc. ..................................       135,300        11,251,548
                       Household International, Inc. ..............................       553,500        36,691,515
                       J.P. Morgan Chase & Co. ....................................       325,300        14,085,490
                       MBNA Corp. .................................................     3,387,900       119,931,660
                       Merrill Lynch & Co., Inc. ..................................       484,600        26,284,704
                       Morgan Stanley, Dean Witter & Co. ..........................       116,600         6,975,012
                                                                                                     ---------------
                                                                                                        457,068,782
                                                                                                     ---------------
                       HEALTHCARE -- 19.9%
                       Drugs -- 10.6%
                       American Home Products Corp. ...............................        93,800         5,657,078
                       Pfizer, Inc. ...............................................     2,946,416       121,451,268
                       Pharmacia Corp. ............................................     1,515,200        67,608,224
                       Schering-Plough Corp. ......................................       978,000        38,190,900

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Health Services -- 6.0%
                       Cardinal Health, Inc........................................       532,500    $   39,207,975
                       Tenet Healthcare Corp.+.....................................       289,800        16,086,798
                       UnitedHealth Group, Inc. ...................................     1,110,300        74,856,426

                       Medical Products -- 3.3%
                       Baxter International, Inc. .................................       497,500        24,775,500
                       Johnson & Johnson Co. ......................................       389,900        21,093,590
                       Medtronic, Inc. ............................................       557,600        26,781,528
                                                                                                     ---------------
                                                                                                        435,709,287
                                                                                                     ---------------
                       INDUSTRIAL & COMMERCIAL -- 10.9%
                       Business Services -- 1.4%
                       First Data Corp. ...........................................       429,700        29,786,804

                       Electrical Equipment -- 4.6%
                       General Electric Co. .......................................     2,319,100       100,880,850

                       Multi-Industry -- 4.9%
                       Tyco International Ltd. ....................................     2,021,807       107,560,132
                                                                                                     ---------------
                                                                                                        238,227,786
                                                                                                     ---------------
                       INFORMATION & ENTERTAINMENT -- 10.6%
                       Broadcasting & Media -- 10.6%
                       AOL Time Warner, Inc.+......................................     2,109,600        95,881,320
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............     2,117,900        33,314,567
                       Comcast Corp., Class A+.....................................     1,178,600        44,822,158
                       Viacom, Inc., Class B+......................................     1,158,458        57,691,208
                                                                                                     ---------------
                                                                                                        231,709,253
                                                                                                     ---------------
                       INFORMATION TECHNOLOGY -- 19.0%
                       Communication Equipment -- 3.2%
                       Juniper Networks, Inc.+.....................................        60,900         1,564,521
                       Nokia Corp. ADR.............................................     3,119,360        68,033,242

                       Computers & Business Equipment -- 2.8%
                       Cisco Systems, Inc.+........................................     2,148,400        41,292,248
                       Dell Computer Corp.+........................................       333,800         8,989,234
                       Sun Microsystems, Inc.+.....................................       629,500        10,254,555

                       Computer Services -- 2.7%
                       Electronic Data Systems Corp. ..............................       910,200        58,116,270

                       Computer Software -- 4.4%
                       Microsoft Corp.+............................................     1,287,600        85,226,244
                       VERITAS Software Corp.+.....................................       260,200        11,035,082

                       Electronics -- 0.5%
                       Applied Materials, Inc.+....................................       227,100        10,414,806

                       Telecommunications -- 5.4%
                       Amdocs Ltd.+................................................       150,300         6,774,021
                       AT&T Wireless Services, Inc.+...............................     3,618,800        67,635,372
                       Vodafone Group PLC ADR+.....................................     2,081,600        44,858,480
                                                                                                     ---------------
                                                                                                        414,194,075
                                                                                                     ---------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES            VALUE
                       ---------------------------------------------------------------------------------------------
                       UTILITIES -- 0.1%
                       Gas & Pipeline Utilities -- 0.1%
                       Dynegy, Inc., Class A.......................................        31,800    $    1,474,884
                                                                                                     ---------------
                       TOTAL INVESTMENT SECURITIES (cost $2,246,772,653)...........                   2,173,473,259
                                                                                                     ---------------

                                                                                       PRINCIPAL
                       SHORT-TERM SECURITIES -- 3.3%                                    AMOUNT
                       ---------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 3.3%
                       Euro Time Deposit with State Street Bank & Trust Co. 3.25%
                         due 8/01/01 (cost $72,878,000)............................   $72,878,000        72,878,000
                                                                                                     ---------------

                       TOTAL INVESTMENTS --
                         (cost $2,319,650,653)                      102.8%                                      2,246,351,259
                       Liabilities in excess of other assets --      (2.8)                                        (61,433,401)
                                                                   ------                                     ---------------
                       NET ASSETS --                                100.0%                                    $ 2,184,917,858
                                                                   ======                                     ===============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depositary Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GOLDMAN SACHS RESEARCH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 100.1%                                           SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 3.8%
                       Retail -- 3.8%
                       Target Corp. ...............................................     39,574   $ 1,531,514
                                                                                                 ------------
                       CONSUMER STAPLES -- 3.8%
                       Food, Beverage & Tobacco -- 3.8%
                       Philip Morris Cos., Inc. ...................................     33,805     1,538,128
                                                                                                 ------------
                       FINANCE -- 22.4%
                       Financial Services -- 18.6%
                       American Express Co. .......................................     37,141     1,497,897
                       Citigroup, Inc. ............................................     29,746     1,493,547
                       Federal Home Loan Mortgage Corp.............................     21,587     1,477,414
                       Household International, Inc. ..............................     22,354     1,481,847
                       MBNA Corp...................................................     41,938     1,484,605

                       Insurance -- 3.8%
                       MetLife, Inc. ..............................................     51,185     1,517,635
                                                                                                 ------------
                                                                                                   8,952,945
                                                                                                 ------------
                       HEALTHCARE -- 7.6%
                       Drugs -- 3.8%
                       Merck & Co., Inc. ..........................................     22,227     1,510,991

                       Medical Products -- 3.8%
                       Amgen, Inc.+................................................     24,400     1,530,124
                                                                                                 ------------
                                                                                                   3,041,115
                                                                                                 ------------
                       INDUSTRIAL & COMMERCIAL -- 7.4%
                       Electrical Equipment -- 3.7%
                       General Electric Co. .......................................     33,817     1,471,039

                       Multi-Industry -- 3.7%
                       Tyco International Ltd. ....................................     27,955     1,487,206
                                                                                                 ------------
                                                                                                   2,958,245
                                                                                                 ------------
                       INFORMATION & ENTERTAINMENT -- 7.3%
                       Broadcasting & Media -- 7.3%
                       AOL Time Warner, Inc.+@.....................................     32,658     1,484,306
                       Viacom, Inc., Class B+......................................     29,071     1,447,736
                                                                                                 ------------
                                                                                                   2,932,042
                                                                                                 ------------
                       INFORMATION TECHNOLOGY -- 33.2%
                       Computers & Business Equipment -- 11.2%
                       Dell Computer Corp.+........................................     53,700     1,446,141
                       International Business Machines Corp. ......................     13,900     1,462,419
                       Sun Microsystems, Inc.+.....................................     95,100     1,549,179

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                        SHARES       VALUE
                       --------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Services -- 3.6%
                       Electronic Data Systems Corp. ..............................     22,800   $ 1,455,780

                       Computer Software -- 3.7%
                       Automatic Data Processing, Inc. ............................     29,027     1,478,925

                       Internet Content -- 3.8%
                       Check Point Software Technologies Ltd.+.....................     34,700     1,535,128

                       Telecommunications -- 10.9%
                       Amdocs Ltd.+................................................     32,911     1,483,299
                       Nextel Communications, Inc., Class A+.......................     86,800     1,445,220
                       Qwest Communications International, Inc.+...................     54,260     1,410,760
                                                                                                 ------------
                                                                                                  13,266,851
                                                                                                 ------------
                       MATERIALS -- 3.7%
                       Metals & Minerals -- 3.7%
                       Alcoa, Inc. ................................................     37,800     1,482,894
                                                                                                 ------------
                       UTILITIES -- 10.9%
                       Electric Utilities -- 3.6%
                       Calpine Corp.+..............................................     39,784     1,431,826

                       Gas & Pipeline Utilities -- 7.3%
                       Enron Corp. ................................................     32,264     1,463,173
                       Kinder Morgan, Inc. ........................................     27,643     1,448,493
                                                                                                 ------------
                                                                                                   4,343,492
                                                                                                 ------------
                       TOTAL INVESTMENT SECURITIES (cost $42,412,956)..............               40,047,226
                                                                                                 ============

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.1%                                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.1%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 3.82%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $424,045 and collateralized by
                         $355,000 of United States Treasury Bonds, bearing interest at 7.25%, due 8/15/22 and having an approximate value of
                         $435,916 (cost $424,000)..................................   $424,000        424,000
                                                                                                  ------------

                       TOTAL INVESTMENTS -- (cost $42,836,956)       101.2%                                       40,471,226
                       Liabilities in excess of other assets --       (1.2)                                         (471,741)
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $ 39,999,485
                                                                     ======                                     ============

              -----------------------------

               + Non-income producing securities
              @ The security or a portion thereof represents collateral for the following open futures contracts:

                                                       OPEN FUTURES CONTRACTS
                       ---------------------------------------------------------------------------------------
                       NUMBER OF                                     VALUE AT     VALUE AS OF     UNREALIZED
                       CONTRACTS   DESCRIPTION                       TRADE DATE   JULY 31, 2001   APPRECIATION
                                                      EXPIRATION
                                                         DATE
                       ---------------------------------------------------------------------------------------
                       1 Long      S&P 500 Index    September 2001    $60,526        $60,765          $239
                                                                                                      ====

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MFS GROWTH AND INCOME
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 94.0%                                              SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 5.8%
                       Apparel & Textiles -- 0.1%
                       Fast Retailing Co., Ltd. ...................................         3,000   $    536,726

                       Automotive -- 0.1%
                       Harley-Davidson, Inc. ......................................         8,400        433,524

                       Retail -- 5.6%
                       CVS Corp. ..................................................       103,220      3,716,952
                       Home Depot, Inc. ...........................................         9,170        461,893
                       Kroger Co.+.................................................        86,260      2,273,813
                       Safeway, Inc.+..............................................       202,600      8,946,816
                       Target Corp. ...............................................        23,700        917,190
                       Wal-Mart Stores, Inc. ......................................        56,530      3,160,027
                                                                                                    ------------
                                                                                                      20,446,941
                                                                                                    ------------
                       CONSUMER STAPLES -- 6.0%
                       Food, Beverage & Tobacco -- 4.4%
                       Anheuser-Busch Cos., Inc. ..................................        19,860        860,137
                       Coca-Cola Co. ..............................................         8,700        388,020
                       Diageo PLC..................................................       315,976      3,246,645
                       Nestle SA...................................................        17,184      3,679,231
                       PepsiCo, Inc. ..............................................        18,060        842,138
                       Philip Morris Cos., Inc. ...................................        92,420      4,205,110
                       Quaker Oats Co. ............................................        22,040      1,939,520
                       SYSCO Corp. ................................................         6,770        181,707

                       Household Products -- 1.6%
                       Colgate-Palmolive Co. ......................................        16,700        905,140
                       Gillette Co. ...............................................        40,120      1,118,144
                       Procter & Gamble Co. .......................................        53,380      3,791,048
                                                                                                    ------------
                                                                                                      21,156,840
                                                                                                    ------------
                       ENERGY -- 8.5%
                       Energy Services -- 1.7%
                       Baker Hughes, Inc. .........................................        83,550      2,972,709
                       Global Marine, Inc.+........................................        23,810        411,437
                       Schlumberger Ltd. ..........................................        31,760      1,707,100
                       Transocean Sedco Forex, Inc. ...............................        31,880      1,029,405

                       Energy Sources -- 6.8%
                       Apache Corp. ...............................................        14,400        748,080
                       BP PLC ADR..................................................        70,480      3,483,122
                       Chevron Corp. ..............................................        18,920      1,729,099
                       Conoco, Inc., Class B.......................................       112,580      3,489,980
                       Devon Energy Corp. .........................................         3,100        168,051
                       Exxon Mobil Corp. ..........................................       257,754     10,763,807
                       Occidental Petroleum Corp. .................................        10,220        282,481
                       Royal Dutch Petroleum Co. NV+...............................        16,140        941,748
                       Total FinaElf SA ADR........................................        29,900      2,119,312
                                                                                                    ------------
                                                                                                      29,846,331
                                                                                                    ------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       FINANCE -- 17.5%
                       Banks -- 3.3%
                       Bank of America Corp. ......................................        45,900   $  2,920,158
                       Bank of New York Co., Inc. .................................         9,940        445,908
                       Comerica, Inc. .............................................        45,760      2,818,359
                       FleetBoston Financial Corp. ................................        11,200        420,224
                       U.S. Bancorp................................................        25,760        611,542
                       Wells Fargo & Co. ..........................................        94,050      4,331,943

                       Financial Services -- 10.0%
                       American Express Co. .......................................        16,140        650,926
                       Capital One Financial Corp. ................................        13,580        872,786
                       Citigroup, Inc. ............................................        91,433      4,590,851
                       Federal Home Loan Mortgage Corp. ...........................       168,170     11,509,555
                       Federal National Mortgage Association.......................        63,120      5,254,740
                       ING Groep NV................................................        33,542      1,093,528
                       J.P. Morgan Chase & Co. ....................................         9,240        400,092
                       Lehman Brothers Holdings, Inc. .............................         5,800        417,600
                       MBNA Corp. .................................................         5,100        180,540
                       Merrill Lynch & Co., Inc. ..................................        32,270      1,750,325
                       Morgan Stanley, Dean Witter & Co. ..........................         6,780        405,580
                       PNC Financial Services Group................................        32,420      2,151,067
                       State Street Corp. .........................................        95,000      5,108,150
                       The Hartford Financial Services Group, Inc. ................        12,840        850,136

                       Insurance -- 4.2%
                       AFLAC, Inc. ................................................        46,720      1,381,978
                       CIGNA Corp.+ ...............................................        61,120      6,130,947
                       Lincoln National Corp. .....................................        11,140        568,474
                       Marsh & McLennan Cos., Inc. ................................         6,780        680,712
                       MetLife, Inc. ..............................................        45,000      1,334,250
                       St. Paul Cos., Inc. ........................................        84,900      3,722,865
                       UnumProvident Corp. ........................................        29,980        855,330
                                                                                                    ------------
                                                                                                      61,458,566
                                                                                                    ------------
                       HEALTHCARE -- 15.5%
                       Drugs -- 10.7%
                       Allergan, Inc. .............................................        20,080      1,511,823
                       American Home Products Corp. ...............................       112,380      6,777,638
                       Bristol-Myers Squibb Co. ...................................        38,370      2,269,202
                       Eli Lilly & Co. ............................................        75,800      6,009,424
                       Merck & Co., Inc. ..........................................         6,030        409,919
                       Novartis AG.................................................       104,100      3,620,398
                       Pfizer, Inc. ...............................................       219,845      9,062,011
                       Pharmacia Corp. ............................................        97,828      4,365,085
                       Schering-Plough Corp. ......................................        87,300      3,409,065

                       Health Services -- 1.7%
                       Cardinal Health, Inc. ......................................        33,295      2,451,511
                       HCA, Inc. ..................................................        51,200      2,352,640
                       IMS Health, Inc. ...........................................        24,490        629,393
                       UnitedHealth Group, Inc. ...................................         6,730        453,737

                       Medical Products -- 3.1%
                       Abbott Laboratories, Inc. ..................................        22,160      1,187,554
                       Applera Corp.-Applied Biosystems Group......................        91,840      2,589,888
                       Guidant Corp.+ .............................................        90,910      2,898,211
                       Johnson & Johnson Co. ......................................        33,400      1,806,940
                       Sanofi-Synthelabo SA........................................        37,300      2,344,577
                                                                                                    ------------
                                                                                                      54,149,016
                                                                                                    ------------

---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL -- 10.1%
                       Aerospace & Military Technology -- 2.2%
                       Boeing Co. .................................................        28,510   $  1,668,690
                       General Dynamics Corp. .....................................        10,610        858,243
                       United Technologies Corp. ..................................        69,360      5,091,024

                       Business Services -- 1.4%
                       Concord EFS, Inc.+..........................................        13,400        768,892
                       First Data Corp. ...........................................        60,120      4,167,518

                       Electrical Equipment -- 3.8%
                       General Electric Co. .......................................       303,190     13,188,765

                       Machinery -- 0.7%
                       Deere & Co. ................................................        62,330      2,614,744

                       Multi-Industry -- 1.5%
                       Minnesota Mining & Manufacturing Co. .......................        12,800      1,432,064
                       Tyco International Ltd. ....................................        74,350      3,955,420

                       Transportation -- 0.5%
                       Canadian National Railway Co. ..............................        34,906      1,591,714
                                                                                                    ------------
                                                                                                      35,337,074
                                                                                                    ------------
                       INFORMATION & ENTERTAINMENT -- 5.3%
                       Broadcasting & Media -- 5.3%
                       AOL Time Warner, Inc.+......................................        51,630      2,346,584
                       Clear Channel Communications, Inc.+.........................        33,000      1,933,800
                       Comcast Corp., Class A+.....................................         6,140        233,504
                       Gannett Co., Inc. ..........................................        48,070      3,222,132
                       New York Times Co., Class A.................................        88,780      4,110,514
                       Reuters Group PLC ADR.......................................        26,200      1,885,614
                       Viacom, Inc., Class B+......................................        95,170      4,739,466
                                                                                                    ------------
                                                                                                      18,471,614
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 16.6%
                       Communication Equipment -- 1.3%
                       Cabletron Systems, Inc.+....................................        56,330      1,046,048
                       JDS Uniphase Corp.+.........................................        42,000        388,080
                       Motorola, Inc. .............................................        94,000      1,756,860
                       Nokia Corp. ADR.............................................        68,100      1,485,261

                       Computers & Business Equipment -- 4.8%
                       Cisco Systems, Inc.+........................................       111,080      2,134,958
                       Compaq Computer Corp. ......................................        32,730        488,986
                       Dell Computer Corp.+........................................        58,400      1,572,712
                       EMC Corp.+..................................................        97,410      1,920,925
                       Hewlett-Packard Co. ........................................        13,400        330,444
                       International Business Machines Corp. ......................        67,420      7,093,258
                       Lexmark International, Inc., Class A+.......................         4,300        196,596
                       Sun Microsystems, Inc.+.....................................       197,100      3,210,759

                       Computer Services -- 1.0%
                       Oracle Corp.+...............................................       196,840      3,558,867

                       Computer Software -- 3.6%
                       Adobe Systems, Inc. ........................................        19,500        731,055
                       Automatic Data Processing, Inc. ............................        54,140      2,758,433
                       BEA Systems, Inc.+..........................................         5,270        116,204
                       BMC Software, Inc.+.........................................        29,300        586,000
                       Microsoft Corp.+............................................       106,010      7,016,802

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Computer Software (continued)
                       VERITAS Software Corp.+.....................................        30,530   $  1,294,777
                       Xilinx, Inc.+...............................................         2,760        110,400

                       Electronics -- 2.4%
                       Advanced Micro Devices, Inc.+...............................        27,300        498,498
                       Analog Devices, Inc.+.......................................        55,370      2,547,020
                       Flextronics International Ltd.+.............................        13,210        359,180
                       Intel Corp. ................................................       114,430      3,411,158
                       Linear Technology Corp. ....................................         3,510        152,966
                       Texas Instruments, Inc. ....................................        42,650      1,471,425

                       Internet Content -- 0.2%
                       Check Point Software Technologies Ltd.+.....................        12,900        570,696

                       Internet Software -- 0.1%
                       VeriSign, Inc.+.............................................         3,200        174,752

                       Telecommunications -- 3.2%
                       Amdocs Ltd.+................................................         9,200        414,644
                       American Tower Corp., Class A+..............................        13,970        236,792
                       AT&T Corp. .................................................       130,400      2,635,384
                       AT&T Wireless Services, Inc.+...............................        42,316        790,886
                       BCE, Inc. ..................................................        23,500        628,155
                       Qwest Communications International, Inc.+...................        66,370      1,725,620
                       Sprint Corp. (PCS Group)+...................................        60,410      1,565,827
                       Verizon Communications, Inc. ...............................        58,630      3,174,814
                                                                                                    ------------
                                                                                                      58,155,242
                                                                                                    ------------
                       MATERIALS -- 2.8%
                       Chemicals -- 1.9%
                       Akzo Nobel NV...............................................        67,360      2,815,242
                       Dow Chemical Co. ...........................................         5,600        203,840
                       du Pont (E.I.) de Nemours & Co. ............................         8,250        353,265
                       Praxair, Inc. ..............................................        24,810      1,124,886
                       Rohm and Haas Co. ..........................................        18,460        633,916
                       Syngenta AG+................................................        27,232      1,430,070

                       Metals & Minerals -- 0.9%
                       Alcoa, Inc. ................................................        84,200      3,303,166
                                                                                                    ------------
                                                                                                       9,864,385
                                                                                                    ------------
                       UTILITIES -- 5.9%
                       Electric Utilities -- 3.1%
                       AES Corp.+ .................................................         8,390        321,337
                       Calpine Corp.+..............................................        12,400        446,276
                       Dominion Resources, Inc. ...................................        32,430      1,961,691
                       Duke Energy Corp. ..........................................        48,630      1,877,604
                       Exelon Corp. ...............................................        90,337      5,104,041
                       NiSource, Inc. .............................................        37,170        979,801

                       Gas & Pipeline Utilities -- 1.6%
                       Dynegy, Inc., Class A.......................................         9,980        462,872
                       El Paso Corp. ..............................................        32,720      1,693,260
                       Enron Corp. ................................................        30,200      1,369,570
                       The Williams Cos., Inc. ....................................        67,420      2,258,570

---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       UTILITIES (continued)
                       Telephone -- 1.2%
                       ALLTEL Corp. ...............................................        10,660   $    657,189
                       SBC Communications, Inc. ...................................        25,977      1,169,744
                       Sprint Corp. ...............................................       100,290      2,340,769
                                                                                                    ------------
                                                                                                      20,642,724
                                                                                                    ------------
                       TOTAL COMMON STOCK (cost $332,516,782)......................                  329,528,733
                                                                                                    ------------
                                                                                       PRINCIPAL
                       BONDS & NOTES -- 0.1%                                            AMOUNT
                       -----------------------------------------------------------------------------------------
                       ENERGY -- 0.1%
                       Energy Services -- 0.1%
                       Transocean Sedco Forex, Inc. zero coupon 2020 (cost
                         $276,398).................................................   $   458,000        261,632
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $332,793,180).............                  329,790,365
                                                                                                    ------------

                       SHORT-TERM SECURITIES -- 5.1%
                       -----------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 5.1%
                       Federal Home Loan Bank Discount Notes 3.84% due 8/01/01
                         (cost $17,763,000)........................................    17,763,000     17,763,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $350,556,180)                          99.2%                                      347,553,365
                       Other assets less liabilities --                0.8                                         2,760,569
                                                                     ------                                     ------------
                       NET ASSETS --                                 100.0%                                     $350,313,934
                                                                     ======                                     ============

              -----------------------------

              + Non-income producing securities
              ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    PUTNAM GROWTH PORTFOLIO                INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 97.1%                                             SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.1%
                       Automotive -- 1.2%
                       Harley-Davidson, Inc. ......................................       133,000   $  6,864,130
                       Retail -- 6.9%
                       Best Buy Co., Inc.+.........................................        87,800      5,879,088
                       Kohl's Corp.+...............................................       135,500      7,761,440
                       Lowe's Cos., Inc. ..........................................       237,200      9,056,296
                       Rite Aid Corp. +............................................       327,300      2,755,866
                       Wal-Mart Stores, Inc. ......................................       276,100     15,433,990
                                                                                                    -------------
                                                                                                      47,750,810
                                                                                                    -------------
                       CONSUMER STAPLES -- 7.1%
                       Food, Beverage & Tobacco -- 6.2%
                       Kraft Foods Inc., Class A+..................................       204,350      6,324,633
                       Pepsi Bottling Group, Inc. .................................        93,100      4,057,298
                       PepsiCo, Inc. ..............................................       170,600      7,955,078
                       Philip Morris Cos., Inc. ...................................       258,900     11,779,950
                       SYSCO Corp. ................................................       232,800      6,248,352

                       Household Products -- 0.9%
                       Colgate-Palmolive Co. ......................................        43,500      2,357,700
                       Estee Lauder Cos., Inc., Class A............................        71,800      2,839,690
                                                                                                    -------------
                                                                                                      41,562,701
                                                                                                    -------------
                       ENERGY -- 2.1%
                       Energy Sources -- 2.1%
                       Exxon Mobil Corp. ..........................................       252,800     10,556,928
                       Royal Dutch Petroleum Co. ADR...............................        31,600      1,832,800
                                                                                                    -------------
                                                                                                      12,389,728
                                                                                                    -------------
                       FINANCE -- 20.6%
                       Banks -- 4.0%
                       Bank of New York Co., Inc. .................................       100,600      4,512,916
                       Fifth Third Bancorp.........................................       185,600     11,696,512
                       Northern Trust Corp. .......................................        29,000      1,850,200
                       U.S. Bancorp................................................       239,700      5,690,478

                       Financial Services -- 14.3%
                       Capital One Financial Corp. ................................       141,600      9,100,632
                       Charles Schwab Corp. .......................................       274,600      4,116,254
                       Citigroup, Inc. ............................................       537,633     26,994,553
                       Federal National Mortgage Association.......................       148,700     12,379,275
                       Goldman Sachs Group, Inc. ..................................        53,500      4,449,060
                       Household International, Inc. ..............................        62,600      4,149,754
                       Lehman Brothers Holdings, Inc. .............................        28,000      2,016,000
                       MBNA Corp. .................................................       243,600      8,623,440
                       Morgan Stanley, Dean Witter & Co. ..........................        77,400      4,630,068
                       State Street Corp. .........................................        38,200      2,054,014
                       Washington Mutual, Inc. ....................................       133,400      5,405,368

---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Insurance -- 2.3%
                       ACE Ltd. ...................................................        94,200   $  3,288,522
                       American International Group, Inc.#.........................       122,577     10,204,535
                                                                                                    -------------
                                                                                                     121,161,581
                                                                                                    -------------
                       HEALTHCARE -- 17.6%
                       Drugs -- 9.5%
                       Allergan, Inc. .............................................        92,900      6,994,441
                       American Home Products Corp. ...............................       203,400     12,267,054
                       Eli Lilly & Co. ............................................        38,900      3,083,992
                       Genentech, Inc.+............................................         5,000        211,500
                       Merck & Co., Inc. ..........................................        43,900      2,984,322
                       Pfizer, Inc. ...............................................       477,775     19,693,885
                       Pharmacia Corp. ............................................        54,200      2,418,404
                       Schering-Plough Corp. ......................................       221,300      8,641,765

                       Health Services -- 2.8%
                       Cardinal Health, Inc. ......................................        45,600      3,357,528
                       HCA, Inc. ..................................................       139,100      6,391,645
                       UnitedHealth Group, Inc. ...................................        97,000      6,539,740

                       Medical Products -- 5.3%
                       Genzyme Corp.+..............................................        54,200      3,035,200
                       Johnson & Johnson Co. ......................................       327,400     17,712,340
                       Medtronic, Inc. ............................................       168,000      8,069,040
                       St. Jude Medical, Inc.+.....................................        30,000      2,100,000
                                                                                                    -------------
                                                                                                     103,500,856
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 9.3%
                       Business Services -- 1.0%
                       Maxim Integrated Products, Inc.+............................       131,100      6,052,887

                       Electrical Equipment -- 5.1%
                       General Electric Co. .......................................       694,400     30,206,400

                       Multi-Industry -- 3.2%
                       Tyco International Ltd. ....................................       353,400     18,800,880
                                                                                                    -------------
                                                                                                      55,060,167
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 10.0%
                       Broadcasting & Media -- 7.4%
                       AOL Time Warner, Inc.+......................................       340,300     15,466,635
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............       233,000      3,665,090
                       Clear Channel Communications, Inc.+.........................        96,300      5,643,180
                       EchoStar Communications Corp., Class A+.....................        22,300        663,425
                       Omnicom Group, Inc. ........................................        40,100      3,503,537
                       Univision Communications, Inc., Class A+....................        62,800      2,397,704
                       Viacom, Inc., Class B+......................................       248,180     12,359,364

                       Leisure & Tourism -- 2.6%
                       Marriott International, Inc., Class A.......................        71,100      3,395,025
                       Starbucks Corp.+............................................       242,200      4,369,288
                       Walt Disney Co. ............................................       289,700      7,633,595
                                                                                                    -------------
                                                                                                      59,096,843
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY -- 20.0%
                       Communication Equipment -- 1.9%
                       Comverse Technology, Inc.+..................................       135,900   $  3,843,252
                       QUALCOMM, Inc.+.............................................       120,000      7,587,600
                       Computers & Business Equipment -- 4.3%
                       Cisco Systems, Inc.+........................................       230,700      4,434,054
                       Dell Computer Corp.+........................................       314,900      8,480,257
                       EMC Corp.+..................................................       103,500      2,041,020
                       International Business Machines Corp. ......................        85,700      9,016,497
                       Sun Microsystems, Inc.+.....................................        84,200      1,371,618

                       Computer Services -- 0.4%
                       Electronic Data Systems Corp. ..............................        34,400      2,196,440

                       Computer Software -- 7.2%
                       Adobe Systems, Inc. ........................................        97,200      3,644,028
                       BEA Systems, Inc.+..........................................         1,700         37,485
                       Electronic Arts, Inc.+......................................        34,200      1,946,664
                       Microsoft Corp.+............................................       409,500     27,104,805
                       Siebel Systems, Inc.+.......................................       105,900      3,649,314
                       VERITAS Software Corp.+.....................................       139,800      5,928,918

                       Electronics -- 2.9%
                       Celestica, Inc.+............................................        46,400      2,238,800
                       Flextronics International Ltd.+.............................        43,600      1,185,484
                       Linear Technology Corp. ....................................       167,300      7,290,934
                       LSI Logic Corp.+............................................        71,400      1,555,092
                       Micron Technology, Inc.+ ...................................        55,900      2,347,800
                       PMC-Sierra, Inc.+...........................................        58,400      1,770,104
                       Sanmina Corp.+..............................................        40,300        878,943

                       Telecommunications -- 3.3%
                       Amdocs Ltd.+................................................       109,700      4,944,179
                       Qwest Communications International, Inc.+...................       399,000     10,374,000
                       Sprint Corp. (PCS Group)+...................................       151,200      3,919,104
                                                                                                    -------------
                                                                                                     117,786,392
                                                                                                    -------------
                       UTILITIES -- 2.3%
                       Electric Utilities -- 0.2%
                       FPL Group, Inc. ............................................        20,700      1,117,800

                       Gas & Pipeline Utilities -- 2.1%
                       Dynegy, Inc., Class A.......................................        49,200      2,281,896
                       Enron Corp. ................................................       221,200     10,031,420

                       Telephone -- 0.0%
                       Sprint Corp. ...............................................        12,700        295,148
                                                                                                    -------------
                                                                                                      13,726,264
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $572,825,546).............                  572,035,342
                                                                                                    -------------

---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 4.0%                                     AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 4.0%
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         3.83%, dated 7/31/01, to be repurchased 8/01/01 in the
                         amount of $23,338,483 and collateralized by $20,915,000 of
                         United States Treasury Bonds, bearing interest at 9.13%,
                         due 5/15/09 and having an approximate value of $23,935,243
                         (cost $23,336,000)........................................   $23,336,000   $ 23,336,000
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $596,161,546)     101.1%                                       595,371,342
                       Liabilities in excess of other assets --      (1.1)                                        (6,618,492)
                                                                    ------                                     -------------
                       NET ASSETS --                                100.0%                                     $ 588,752,850
                                                                    ======                                     =============

              -----------------------------
              + Non-income producing securities

              # Security represents an investment in an affiliated company ADR -- American Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    BLUE CHIP GROWTH PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 92.4%                                              SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 9.0%
                       Automotive -- 3.2%
                       Dana Corp. .................................................        6,700   $  172,525
                       Delphi Automotive Systems Corp. ............................        6,000       98,160
                       Ford Motor Co. .............................................        5,000      127,350
                       General Motors Corp. .......................................        5,600      356,160

                       Housing -- 0.5%
                       Masco Corp. ................................................        5,000      126,050

                       Retail -- 5.3%
                       Home Depot, Inc. ...........................................        6,700      337,479
                       Target Corp. ...............................................        3,600      139,320
                       Wal-Mart Stores, Inc. ......................................       14,000      782,600
                                                                                                   -----------
                                                                                                    2,139,644
                                                                                                   -----------
                       ENERGY -- 3.3%
                       Energy Services -- 0.9%
                       BJ Services Co.+............................................        5,100      128,622
                       Transocean Sedco Forex, Inc. ...............................        2,600       83,954

                       Energy Sources -- 2.4%
                       Devon Energy Corp. .........................................        4,200      227,682
                       Exxon Mobil Corp. ..........................................        8,000      334,080
                                                                                                   -----------
                                                                                                      774,338
                                                                                                   -----------
                       FINANCE -- 18.5%
                       Banks -- 4.1%
                       Bank of New York Co., Inc. .................................        4,900      219,814
                       FleetBoston Financial Corp. ................................       11,300      423,976
                       Mellon Financial Corp. .....................................        4,200      159,684
                       National City Corp. ........................................        5,600      179,872

                       Financial Services -- 14.4%
                       American Express Co. .......................................        8,300      334,739
                       Capital One Financial Corp. ................................        5,100      327,777
                       Citigroup, Inc. ............................................       15,866      796,632
                       J.P. Morgan Chase & Co. ....................................        8,500      368,050
                       Lehman Brothers Holdings, Inc. .............................        6,100      439,200
                       Morgan Stanley, Dean Witter & Co. ..........................        4,000      239,280
                       Nasdaq Gold Trust+..........................................        9,300      388,368
                       PNC Financial Services Group................................        3,000      199,050
                       Providian Financial Corp. ..................................        6,400      315,968
                                                                                                   -----------
                                                                                                    4,392,410
                                                                                                   -----------
                       HEALTHCARE -- 17.2%
                       Drugs -- 7.3%
                       Bristol-Myers Squibb Co. ...................................        1,200       70,968
                       Genentech, Inc.+............................................        3,900      164,970
                       Merck & Co., Inc. ..........................................        6,500      441,870
                       Pfizer, Inc. ...............................................        4,300      177,246

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Pharmacia Corp. ............................................        2,300   $  102,626
                       Schering-Plough Corp. ......................................       11,100      433,455
                       Teva Pharmaceutical Industries Ltd. ADR.....................        5,000      359,750

                       Health Services -- 0.7%
                       Cardinal Health, Inc. ......................................        2,200      161,986

                       Medical Products -- 9.2%
                       Abbott Laboratories, Inc. ..................................        5,600      300,104
                       Amgen, Inc.+................................................        8,200      514,222
                       Baxter International, Inc. .................................        6,700      333,660
                       Johnson & Johnson Co. ......................................       19,000    1,027,900
                                                                                                   -----------
                                                                                                    4,088,757
                                                                                                   -----------
                       INDUSTRIAL & COMMERCIAL -- 9.8%
                       Business Services -- 2.7%
                       Cendant Corp.+..............................................       12,300      250,305
                       Waste Management, Inc. .....................................       12,400      384,400

                       Electrical Equipment -- 2.6%
                       General Electric Co. .......................................       14,500      630,750

                       Machinery -- 1.0%
                       SPX Corp.+..................................................        2,000      242,320

                       Multi-Industry -- 3.5%
                       Tyco International Ltd......................................       15,700      835,240
                                                                                                   -----------
                                                                                                    2,343,015
                                                                                                   -----------
                       INFORMATION & ENTERTAINMENT -- 9.0%
                       Broadcasting & Media -- 9.0%
                       AOL Time Warner, Inc.+......................................       12,900      586,305
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............        8,200      128,986
                       Clear Channel Communications, Inc.+.........................        3,900      228,540
                       Comcast Corp., Class A+.....................................        3,500      133,105
                       EchoStar Communications Corp., Class A+.....................       14,600      434,350
                       Fox Entertainment Group, Inc., Class A+.....................       13,100      356,975
                       Pegasus Communications Corp.+...............................        2,800       36,288
                       Viacom, Inc., Class B+......................................        5,000      249,000
                                                                                                   -----------
                                                                                                    2,153,549
                                                                                                   -----------
                       INFORMATION TECHNOLOGY -- 22.3%
                       Communication Equipment -- 5.0%
                       Motorola, Inc. .............................................       12,000      224,280
                       Nokia Corp. ADR.............................................       15,100      329,331
                       QUALCOMM, Inc.+.............................................       10,100      638,623

                       Computers & Business Equipment -- 4.5%
                       Cisco Systems, Inc.+........................................       24,400      468,968
                       Dell Computer Corp.+........................................        5,000      134,650
                       EMC Corp.+..................................................        3,400       67,048
                       International Business Machines Corp. ......................        3,700      389,277

                       Computer Services -- 0.4%
                       DST Systems, Inc.+..........................................        2,000       94,500

                       Computer Software -- 6.6%
                       Electronic Arts, Inc.+......................................        7,300      415,516
                       Microsoft Corp.+............................................       17,400    1,151,706

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 3.6%
                       Intel Corp. ................................................       16,000   $  476,960
                       Micron Technology, Inc.+ ...................................        8,900      373,800

                       Telecommunications -- 2.2%
                       AT&T Corp. .................................................       12,000      242,520
                       AT&T Wireless Services, Inc.+...............................        2,649       49,510
                       General Motors Corp., Class H...............................       12,400      239,320
                                                                                                   -----------
                                                                                                    5,296,009
                                                                                                   -----------
                       MATERIALS -- 3.3%
                       Chemicals -- 0.5%
                       Dow Chemical Co. ...........................................        3,500      127,400

                       Forest Products -- 1.5%
                       Georgia-Pacific Group.......................................        9,600      351,360

                       Metals & Minerals -- 1.3%
                       Alcoa, Inc. ................................................        7,900      309,917
                                                                                                   -----------
                                                                                                      788,677
                                                                                                   -----------
                       TOTAL INVESTMENT SECURITIES (cost $23,326,289)..............                21,976,399
                                                                                                   -----------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 11.1%                                   AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 11.1%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $2,629,000)........................   $2,629,000    2,629,000
                                                                                                   -----------

                       TOTAL INVESTMENTS --
                         (cost $25,955,289)                            103.5%                                      24,605,399
                       Liabilities in excess of other assets --         (3.5)                                        (820,825)
                                                                      ------                                     ------------
                       NET ASSETS --                                   100.0%                                    $ 23,784,574
                                                                      ======                                     ============

              -----------------------------
              + Non-income producing securities
              ADR -- American Depositary Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    REAL ESTATE PORTFOLIO                  INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 81.4%                                            SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 9.3%
                       Leisure & Tourism -- 9.3%
                       Marriott International, Inc., Class A.......................      69,300   $  3,309,075
                       Six Flags, Inc.+............................................     149,233      2,548,899
                       Starwood Hotels & Resorts Worldwide, Inc. ..................      60,300      2,152,107
                                                                                                  ------------
                                                                                                     8,010,081
                                                                                                  ------------
                       INFORMATION TECHNOLOGY -- 0.3%
                       Telecommunications -- 0.3%
                       American Tower Corp., Class A+..............................      13,400        227,130
                                                                                                  ------------
                       REAL ESTATE -- 71.8%
                       Real Estate Companies -- 6.3%
                       Brookfield Properties Corp..................................     100,900      1,962,505
                       Catellus Development Corp.+.................................     138,200      2,529,060
                       TrizecHahn Corp.............................................      51,400        929,312

                       Real Estate Investment Trusts -- 65.5%
                       Alexandria Real Estate Equities, Inc........................     100,300      3,941,790
                       AMB Property Corp...........................................      47,200      1,180,000
                       Apartment Investment & Management Co., Class A..............      79,575      3,677,957
                       Archstone Communities Trust.................................     158,900      4,053,539
                       AvalonBay Communities, Inc..................................      85,967      4,113,521
                       Boston Properties, Inc. ....................................      43,700      1,684,635
                       CarrAmerica Realty Corp. ...................................      34,900      1,041,765
                       CenterPoint Properties Corp. ...............................      91,300      4,313,925
                       Duke Realty Corp. ..........................................     132,600      3,234,114
                       Equity Office Properties Trust..............................     263,463      7,909,159
                       Equity Residential Properties Trust.........................      46,800      2,653,560
                       General Growth Properties, Inc..............................      27,700      1,000,247
                       Kilroy Realty Corp..........................................      40,800      1,093,440
                       Kimco Realty Corp...........................................      33,400      1,563,120
                       Liberty Property Trust......................................     108,100      3,199,760
                       Parkway Properties, Inc.....................................      27,200        905,760
                       Post Properties, Inc........................................      42,900      1,608,750
                       Public Storage, Inc.........................................      75,100      2,216,952
                       Security Capital Group, Inc., Class B+......................      61,000      1,256,600
                       Taubman Centers, Inc........................................     123,800      1,733,200
                       Vornado Realty Trust........................................      97,900      3,782,856
                                                                                                  ------------
                                                                                                    61,585,527
                                                                                                  ------------
                       TOTAL COMMON STOCK (cost $62,549,100).......................                 69,822,738
                                                                                                  ------------

                                                           ---------------------

                       PREFERRED STOCK -- 6.7%                                         SHARES        VALUE
                       ---------------------------------------------------------------------------------------
                       REAL ESTATE -- 6.7%
                       Real Estate Investment Trusts -- 6.7%
                       Equity Residential Properties Trust convertible Series E
                         7.00%.....................................................       9,700   $    305,744
                       General Growth Properties, Inc. convertible 7.25%...........     119,300      2,922,850
                       SL Green Realty Corp. convertible 8.00%.....................      74,400      2,314,584
                       Vornado Realty Trust convertible Series A 6.50%.............       4,400        237,050
                                                                                                  ------------
                       TOTAL PREFERRED STOCK (cost $5,093,139).....................                  5,780,228
                                                                                                  ------------
                       TOTAL INVESTMENT SECURITIES (cost $67,642,239)..............                 75,602,966
                                                                                                  ------------

                                                                                     PRINCIPAL
                       REPURCHASE AGREEMENT -- 8.9%                                    AMOUNT
                       ---------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 8.9%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 3.85%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $7,612,814 and collateralized by
                         $8,005,000 of Federal National Mortgage Association
                         Discount Notes, bearing interest at 8.16%, due 2/01/29 and having an approximate value of $7,844,900 (cost
                         $7,612,000)...............................................  $7,612,000      7,612,000
                                                                                                  ------------

                       TOTAL INVESTMENTS --
                         (cost $75,254,239)                           97.0%                         83,214,966
                       Other assets less liabilities --                3.0                           2,570,056
                                                                     ------                       ------------
                       NET ASSETS --                                 100.0%                        $85,785,022
                                                                     ======                       ============

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SMALL COMPANY VALUE
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 88.5%                                             SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 10.6%
                       Apparel & Textiles -- 1.3%
                       Ashworth, Inc.+.............................................        4,350    $   30,015
                       Sport-Haley, Inc.+..........................................        2,400         7,056
                       Timberland Co.+.............................................        1,100        38,555
                       Automotive -- 2.4%
                       Dollar Thrifty Automotive Group+............................        3,100        57,970
                       Tower Automotive, Inc.+.....................................        5,600        82,152
                       Housing -- 2.9%
                       D.R. Horton, Inc. ..........................................        3,419        94,194
                       Stanley Furniture Co., Inc.+................................        2,900        73,225
                       Retail -- 4.0%
                       Regis Corp. ................................................        4,500        83,745
                       School Specialty, Inc.+.....................................        2,300        61,640
                       The Topps Co., Inc.+........................................        6,600        75,966
                       Venator Group, Inc.+........................................          700        11,550
                                                                                                    -----------
                                                                                                       616,068
                                                                                                    -----------
                       CONSUMER STAPLES -- 3.7%
                       Food, Beverage & Tobacco -- 2.0%
                       Cadiz, Inc.+................................................        5,000        48,700
                       Suiza Foods Corp.+..........................................        1,200        66,108
                       Household Products -- 1.7%
                       Steiner Leisure Ltd.+.......................................        3,700        98,494
                                                                                                    -----------
                                                                                                       213,302
                                                                                                    -----------
                       ENERGY -- 9.3%
                       Energy Services -- 3.2%
                       Core Laboratories NV+.......................................        3,500        68,320
                       Marine Drilling Co., Inc.+..................................        1,400        21,560
                       Newpark Resources, Inc.+....................................        4,400        39,072
                       Veritas DGC, Inc.+..........................................        2,400        54,960
                       Energy Sources -- 6.1%
                       Catalytica Energy Systems, Inc.+............................          841        13,624
                       Chieftain International, Inc.+..............................          900        26,064
                       Evergreen Resources, Inc.+..................................        1,700        62,084
                       Forest Oil Corp.+...........................................        2,600        70,200
                       Houston Exploration Co.+....................................        1,000        33,270
                       Newfield Exploration Co.+...................................        2,300        76,797
                       Stone Energy Corp.+.........................................        1,549        70,557
                                                                                                    -----------
                                                                                                       536,508
                                                                                                    -----------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                            SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       FINANCE -- 24.8%
                       Banks -- 9.5%
                       Astoria Financial Corp. ....................................        1,200    $   71,988
                       City National Corp. ........................................          700        32,900
                       Community First Bankshares, Inc. ...........................        3,500        86,100
                       Cullen/Frost Bankers, Inc. .................................        2,200        77,242
                       First Republic Bank+........................................        3,300        86,295
                       Greater Bay Bancorp.........................................          750        19,823
                       Roslyn Bancorp, Inc. .......................................        3,100        93,000
                       TCF Financial Corp. ........................................        1,700        82,960
                       Financial Services -- 7.4%
                       Affiliated Managers Group, Inc.+............................          400        27,096
                       American Capital Strategies Ltd.+...........................        1,200        32,760
                       American Financial Group, Inc. .............................        1,100        32,428
                       Metris Cos., Inc. ..........................................          750        26,025
                       National Commerce Financial Corp. ..........................        3,500        92,050
                       NCO Group, Inc.+............................................        6,900       159,045
                       Phoenix Cos., Inc.+.........................................        1,700        29,002
                       Sterling Bancshares, Inc. ..................................        1,500        30,090
                       Insurance -- 7.9%
                       Berkley (W.R.) Corp. .......................................        1,100        46,090
                       Horace Mann Educators Corp. ................................        2,000        41,280
                       Markel Corp.+...............................................          100        20,241
                       Mutual Risk Management Ltd. ................................        1,200        13,140
                       Philadelphia Consolidated Holding Corp.+....................        2,100        75,852
                       Protective Life Corp. ......................................        2,600        86,320
                       Radian Group, Inc. .........................................        4,020       160,880
                       Trenwick Group Ltd. ........................................        1,000        17,700
                                                                                                    -----------
                                                                                                     1,440,307
                                                                                                    -----------
                       HEALTHCARE -- 10.1%
                       Drugs -- 0.2%
                       Osteotech, Inc.+............................................        2,300        10,465
                       Health Services -- 3.9%
                       America Service Group, Inc.+................................        1,200         8,820
                       Hooper Holmes, Inc. ........................................        2,700        15,498
                       On Assignment, Inc.+........................................        2,700        50,679
                       Renal Care Group, Inc.+.....................................        4,200       123,900
                       Res-Care, Inc.+.............................................        3,200        26,496
                       Medical Products -- 6.0%
                       ATS Medical, Inc.+..........................................        4,900        49,490
                       Kensey Nash Corp.+..........................................        2,400        48,840
                       Lifecore Biomedical, Inc.+..................................        1,500         9,375
                       Mentor Corp. ...............................................        1,700        50,201
                       PolyMedica Corp.+...........................................        1,600        56,400
                       Respironics, Inc.+..........................................          400        12,756
                       The Cooper Cos., Inc. ......................................        2,600       125,580
                                                                                                    -----------
                                                                                                       588,500
                                                                                                    -----------
                       INDUSTRIAL & COMMERCIAL -- 13.5%
                       Aerospace & Military Technology -- 1.1%
                       Alliant Techsystems, Inc.+..................................          500        49,600
                       REMEC, Inc.+................................................        1,450        16,139

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Business Services -- 3.9%
                       Astec Industries, Inc.+.....................................        3,800    $   69,350
                       ITT Educational Services, Inc.+.............................          600        24,060
                       Learning Tree International, Inc.+..........................        2,100        48,237
                       Pentair, Inc. ..............................................        1,300        46,449
                       Simpson Manufacturing Co., Inc.+............................          100         5,860
                       TeleTech Holdings, Inc.+....................................        3,700        29,600
                       Electrical Equipment -- 0.6%
                       C&D Technologies, Inc. .....................................        1,100        34,375
                       Machinery -- 7.1%
                       Dura Automotive Systems, Inc.+..............................        5,500        97,350
                       Edelbrock Corp. ............................................          400         4,420
                       FSI International, Inc.+....................................        2,300        33,442
                       MagneTek, Inc.+.............................................        5,300        55,968
                       Park-Ohio Holdings Corp.+...................................        3,000        14,850
                       Rayovac Corp.+..............................................        5,750       120,002
                       SPX Corp.+..................................................          700        84,812
                       Multi-Industry -- 0.3%
                       Tredegar Corp. .............................................          900        18,090
                       Transportation -- 0.5%
                       Landstar Systems, Inc.+.....................................          400        30,400
                                                                                                    -----------
                                                                                                       783,004
                                                                                                    -----------
                       INFORMATION & ENTERTAINMENT -- 4.6%
                       Broadcasting & Media -- 3.8%
                       LodgeNet Entertainment Corp.+...............................        3,800        72,200
                       ProQuest Co.+...............................................        2,600        80,704
                       Valassis Communications, Inc.+..............................        2,000        66,900
                       Leisure & Tourism -- 0.8%
                       Applebee's International, Inc. .............................          150         4,545
                       Buca, Inc.+.................................................          400         6,780
                       O'Charley's, Inc.+..........................................        1,850        34,336
                                                                                                    -----------
                                                                                                       265,465
                                                                                                    -----------
                       INFORMATION TECHNOLOGY -- 7.6%
                       Communication Equipment -- 0.4%
                       DMC Stratex Networks, Inc.+.................................        2,200        22,330
                       Computers & Business Equipment -- 1.2%
                       Pomeroy Computer Resources, Inc.+...........................        1,600        25,520
                       RadiSys Corp.+..............................................        2,000        40,680
                       SONICblue, Inc.+............................................        1,400         3,612
                       Zamba Corp.+................................................        3,500         2,940
                       Computer Services -- 0.4%
                       Carreker Corp.+.............................................        1,300        24,635
                       Computer Software -- 2.5%
                       Braun Consulting, Inc.+.....................................        2,200        16,808
                       Evolving Systems, Inc.+.....................................        3,100        12,400
                       JDA Software Group, Inc.+...................................        3,200        66,880
                       Rainbow Technologies, Inc.+.................................        2,700        13,905
                       Verity, Inc.+...............................................        1,850        32,486

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 2.8%
                       Actel Corp.+................................................        2,400    $   52,560
                       APW Ltd.+...................................................        2,900        26,100
                       Innovex, Inc.+..............................................        3,700        13,394
                       Moog, Inc., Class A+........................................        2,000        69,000
                       Internet Content -- 0.3%
                       E*TRADE Group, Inc.+........................................        2,900        18,792
                                                                                                    -----------
                                                                                                       442,042
                                                                                                    -----------
                       MATERIALS -- 0.2%
                       Metals & Minerals -- 0.2%
                       L.B. Foster Co., Class A+...................................        2,900        12,180
                                                                                                    -----------
                       REAL ESTATE -- 2.3%
                       Real Estate Investment Trusts -- 2.3%
                       Chelsea Property Group, Inc. ...............................        1,200        57,480
                       Highwoods Properties, Inc. .................................        1,600        40,880
                       Lexington Corporate Properties Trust........................        2,100        31,185
                       Pacific Gulf Properties, Inc. ..............................          800         3,856
                                                                                                    -----------
                                                                                                       133,401
                                                                                                    -----------
                       UTILITIES -- 1.8%
                       Electric Utilities -- 1.8%
                       NSTAR.......................................................        1,700        72,675
                       UniSource Energy Corp. .....................................        1,800        33,119
                                                                                                    -----------
                                                                                                       105,794
                                                                                                    -----------
                       TOTAL COMMON STOCK (cost $4,610,616)........................                  5,136,571
                                                                                                    -----------

                       WARRANTS -- 0.0%+                                               WARRANTS
                       ----------------------------------------------------------------------------------------
                       FINANCE -- 0.0%
                       Banks -- 0.0%
                       Dime Bancorp, Inc. (cost $566)..............................        2,500           600
                                                                                                    -----------
                       TOTAL INVESTMENT SECURITIES (cost $4,611,182)...............                  5,137,171
                                                                                                    -----------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 22.3%                                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 22.3%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 2.75%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $1,291,099 and collateralized by
                         $1,260,000 of U.S. Treasury Notes, bearing interest at
                         6.00% due 9/30/02 and having an approximate value of
                         $1,319,259 (cost $1,291,000)..............................   $1,291,000     1,291,000
                                                                                                    -----------

                       TOTAL INVESTMENTS --
                         (cost $5,902,182)                               110.8%                      6,428,171
                       Liabilities in excess of other assets --          (10.8)                       (624,916)
                                                                         ------                    -----------
                       NET ASSETS --                                     100.0%                    $ 5,803,255
                                                                         ======                    ===========

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

SUNAMERICA SERIES TRUST
MFS MID-CAP GROWTH
PORTFOLIO                                  INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 90.4%                                              SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 0.3%
                       Apparel & Textiles -- 0.1%
                       Nike, Inc., Class B.........................................         5,000   $    237,750

                       Automotive -- 0.0%
                       Harley-Davidson, Inc. ......................................         1,700         87,737

                       Retail -- 0.2%
                       BJ's Wholesale Club, Inc.+..................................         1,500         84,000
                       Brinker International, Inc.+................................        12,700        320,294
                       Tiffany & Co. ..............................................         1,500         52,950
                       Williams-Sonoma, Inc.+......................................         1,400         53,354
                                                                                                    -------------
                                                                                                         836,085
                                                                                                    -------------
                       CONSUMER STAPLES -- 0.5%
                       Food, Beverage & Tobacco -- 0.5%
                       Del Monte Foods Co.+........................................       188,750      1,696,863
                                                                                                    -------------
                       ENERGY -- 22.2%
                       Energy Services -- 7.4%
                       BJ Services Co.+............................................        12,000        302,640
                       Diamond Offshore Drilling, Inc. ............................       139,690      4,098,505
                       Global Marine, Inc.+........................................       256,100      4,425,408
                       Noble Drilling Corp.+.......................................       381,890     11,720,204
                       Transocean Sedco Forex, Inc. ...............................       171,600      5,540,964

                       Energy Sources -- 14.8%
                       Anadarko Petroleum Corp. ...................................         2,600        147,680
                       Apache Corp.................................................       246,850     12,823,857
                       Burlington Resources, Inc. .................................         1,900         82,175
                       Devon Energy Corp. .........................................       286,200     15,514,902
                       EOG Resources, Inc. ........................................       313,600     11,085,760
                       Houston Exploration Co.+....................................        87,980      2,927,095
                       Newfield Exploration Co.+...................................       264,350      8,826,646
                       Noble Affiliates, Inc. .....................................        17,600        638,352
                                                                                                    -------------
                                                                                                      78,134,188
                                                                                                    -------------
                       FINANCE -- 1.2%
                       Banks -- 0.2%
                       Comerica, Inc. .............................................         5,700        351,063
                       Golden West Financial Corp. ................................         1,400         90,510
                       SouthTrust Corp. ...........................................         7,500        192,525

                       Financial Services -- 0.3%
                       Capital One Financial Corp. ................................         3,700        237,799
                       Franklin Resources, Inc. ...................................         1,700         73,338

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       FINANCE (continued)
                       Financial Services (continued)
                       Instinet Group, Inc.+.......................................        28,650   $    398,235
                       Providian Financial Corp. ..................................         3,200        157,984
                       USA Education, Inc. ........................................           900         72,099

                       Insurance -- 0.7%
                       CIGNA Corp. ................................................         5,700        571,767
                       Willis Group Holdings Ltd.+.................................       112,950      1,948,387
                                                                                                    -------------
                                                                                                       4,093,707
                                                                                                    -------------
                       HEALTHCARE -- 8.8%
                       Drugs -- 0.9%
                       Allergan, Inc. .............................................         7,200        542,088
                       IVAX Corp. .................................................         6,800        231,200
                       Sepracor, Inc.+.............................................         3,800        167,428
                       United Therapeutics Corp.+..................................       156,730      1,913,673
                       Watson Pharmaceuticals, Inc.+...............................         2,200        144,870

                       Health Services -- 0.7%
                       Caremark Rx, Inc.+..........................................        12,800        225,024
                       DaVita, Inc.+...............................................        69,540      1,490,938
                       First Health Group Corp.+...................................         4,600        122,314
                       IMS Health, Inc. ...........................................        18,200        467,740
                       Renal Care Group, Inc.+.....................................         1,800         53,100
                       Tenet Healthcare Corp.+.....................................         2,000        111,020
                       Unilab Corp.................................................         3,950         93,220

                       Medical Products -- 7.2%
                       Applera Corp.-Applied Biosystems Group......................       205,600      5,797,920
                       ArthroCare Corp.+...........................................        72,700      2,186,816
                       CYTYC Corp.+................................................       432,400     10,784,056
                       Genzyme Corp.+..............................................         4,900        274,400
                       Guidant Corp. ..............................................        10,200        325,176
                       Martek Biosciences Corp.+...................................        59,600      1,414,904
                       Stryker Corp. ..............................................         1,900        113,962
                       VISX, Inc.+.................................................       280,300      4,456,770
                                                                                                    -------------
                                                                                                      30,916,619
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 3.2%
                       Business Services -- 1.1%
                       Concord EFS, Inc.+..........................................        48,000      2,754,240
                       Fiserv, Inc.+...............................................         5,400        309,852
                       Global Payments, Inc. ......................................        17,440        563,312

                       Electrical Equipment -- 0.0%
                       Danaher Corp. ..............................................           900         50,931

                       Machinery -- 2.1%
                       AGCO Corp. .................................................       299,010      3,082,793
                       Cooper Cameron Corp.+.......................................        82,300      4,189,893
                       SPX Corp.+..................................................         1,500        181,740
                                                                                                    -------------
                                                                                                      11,132,761
                                                                                                    -------------

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 5.6%
                       Broadcasting & Media -- 5.5%
                       AT&T Corp. Liberty Media Group, Inc., Class A+..............         6,900   $    108,537
                       Charter Communications, Inc., Class A+......................        15,100        325,254
                       E.W. Scripps Co., Class A...................................         2,100        146,622
                       EchoStar Communications Corp., Class A+.....................       450,730     13,409,218
                       Entercom Communications Corp.+..............................         4,400        214,236
                       Gannett Co., Inc. ..........................................         2,900        194,387
                       Lamar Advertising Co.+......................................         7,400        325,452
                       Macrovision Corp.+..........................................         1,500         72,495
                       Meredith Corp. .............................................         4,600        165,002
                       Radio One, Inc., Class A+...................................         8,900        162,692
                       Scholastic Corp.+...........................................        90,620      3,367,439
                       Sirius Satellite Radio, Inc.+...............................         3,600         28,980
                       TMP Worldwide, Inc.+........................................         2,100        105,084
                       Tribune Co. ................................................         7,000        288,820
                       Univision Communications, Inc., Class A+....................         5,500        209,990
                       Westwood One, Inc.+.........................................         5,800        163,212

                       Leisure & Tourism -- 0.1%
                       Four Seasons Hotels, Inc. ..................................         1,500         82,425
                       Hilton Hotels Corp. ........................................        16,800        203,448
                       Outback Steakhouse, Inc.+...................................         1,900         54,549
                       Starbucks Corp.+............................................         1,700         30,668
                       Starwood Hotels & Resorts Worldwide, Inc. ..................         3,000        107,070
                                                                                                    -------------
                                                                                                      19,765,580
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 47.6%
                       Communication Equipment -- 7.0%
                       Advanced Fibre Communications, Inc.+........................       231,200      5,837,800
                       Cabletron Systems, Inc.+....................................         9,400        174,558
                       Computer Network Technology Corp.+..........................        52,610        437,189
                       Comverse Technology, Inc.+..................................       372,000     10,520,160
                       Emulex Corp.+...............................................        47,860      1,123,274
                       Extreme Networks, Inc.+.....................................         7,900        221,437
                       JNI Corp.+..................................................         2,680         24,442
                       ONI Systems Corp.+..........................................       229,300      5,308,295
                       SBA Communications Corp.+...................................        40,650        801,211

                       Computers & Business Equipment -- 0.0%
                       Palm, Inc.+.................................................         4,800         25,776

                       Computer Services -- 8.6%
                       Cadence Design Systems, Inc.+...............................        11,800        260,308
                       Checkfree Corp.+............................................       494,125     14,902,810
                       CSG Systems International, Inc.+............................       316,330     14,918,123
                       DST Systems, Inc.+..........................................         3,500        165,375
                       SunGard Data Systems, Inc.+.................................         3,700        100,899

                       Computer Software -- 8.7%
                       Adobe Systems, Inc. ........................................       133,900      5,019,911
                       BMC Software, Inc.+.........................................        16,000        320,000
                       Citrix Systems, Inc.+.......................................       540,160     18,079,155
                       McDATA Corp., Class A+......................................        15,400        279,510
                       Peoplesoft, Inc.+...........................................         4,800        209,616
                       Rational Software Corp.+....................................       384,700      6,586,064
                       VERITAS Software Corp.+.....................................         4,900        207,809

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 0.2%
                       Advanced Micro Devices, Inc.+...............................        15,000   $    273,900
                       Atmel Corp.+................................................         6,000         60,060
                       Cypress Semiconductor Corp.+................................         5,200        141,856
                       Fairchild Semiconductor International Corp., Class A+.......         2,600         62,010
                       Lam Research Corp.+.........................................         2,100         58,779
                       Linear Technology Corp......................................           100          4,358
                       LSI Logic Corp.+............................................         8,400        182,952
                       Waters Corp.+...............................................         3,500        103,250

                       Internet Content -- 2.1%
                       CNET Networks, Inc.+........................................       585,935      6,445,285
                       Manugistics Group, Inc. ....................................         5,600        121,576
                       SportsLine.com, Inc.+.......................................        83,610        133,776
                       Switchboard, Inc.+..........................................       111,880        558,013

                       Internet Software -- 16.1%
                       Akamai Technologies, Inc.+..................................       589,900      4,571,725
                       Digex, Inc.+................................................       104,900        605,273
                       ePresence, Inc.+............................................        47,700        152,640
                       Internap Network Services Corp.+............................       675,080      1,275,901
                       Internet Security Systems, Inc.+............................       221,414      5,099,165
                       Netegrity, Inc.+............................................        55,100      1,430,947
                       RSA Security, Inc.+.........................................       171,517      4,200,451
                       S1 Corp.+...................................................       335,312      4,556,890
                       VeriSign, Inc.+.............................................       628,335     34,313,374
                       Vignette Corp.+.............................................        32,750        260,035

                       Telecommunications -- 4.9%
                       American Tower Corp., Class A+..............................       480,860      8,150,577
                       Aware, Inc.+................................................        17,400        142,680
                       Cable Design Technologies Corp.+............................       223,020      3,356,451
                       CIENA Corp.+................................................        32,800      1,086,992
                       General Motors Corp., Class H...............................       162,400      3,134,320
                       Tekelec, Inc.+..............................................        56,900      1,158,484
                       Time Warner Telecom, Inc., Class A+.........................         4,600        129,306
                       Worldcom, Inc. .............................................           914         12,138
                                                                                                    -------------
                                                                                                     167,306,886
                                                                                                    -------------
                       MATERIALS -- 0.8%
                       Metals & Minerals -- 0.8%
                       Global Industries., Inc.+...................................       286,100      2,912,498
                                                                                                    -------------
                       REAL ESTATE -- 0.0%
                       Real Estate Investment Trusts -- 0.0%
                       Pinnacle Holdings, Inc.+....................................        22,800         86,640
                                                                                                    -------------
                       UTILITIES -- 0.2%
                       Electric Utilities -- 0.1%
                       Aquila, Inc.+...............................................         4,700        123,845
                       Calpine Corp.+..............................................         3,100        111,569
                       Reliant Resources, Inc.+....................................        10,220        235,367

                       Telephone -- 0.1%
                       Worldcom, Inc.+.............................................        22,892        320,488
                                                                                                    -------------
                                                                                                         791,269
                                                                                                    -------------
                       TOTAL COMMON STOCK (cost $411,907,621)......................                  317,673,096
                                                                                                    -------------

---------------------

                                                                                       PRINCIPAL
                        CONVERTIBLE BONDS -- 2.0%                                       AMOUNT          VALUE
                       ------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 2.0%
                       Broadcasting & Media -- 2.0%
                       EchoStar Communications Corp. 5.75% 2008 (cost
                         $7,242,255)...............................................     7,630,000      7,172,200
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $419,149,876).............                  324,845,296
                                                                                                    -------------

                                                     SHORT-TERM SECURITIES -- 6.7%
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 6.7%
                       Federal Home Loan Bank Discount Notes 3.84% due 8/01/01
                         (cost $23,464,000)........................................    23,464,000     23,464,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $442,613,876)                         99.1%                           348,309,296
                       Other assets less liabilities --               0.9                              3,061,240
                                                                    ------                         -------------
                       NET ASSETS --                                100.0%                         $ 351,370,536
                                                                    ======                         =============

              -----------------------------
              + Non-income producing securities

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    AGGRESSIVE GROWTH
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 80.7%                                              SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 4.7%
                       Retail -- 4.7%
                       Abercrombie & Fitch Co., Class A+...........................        61,200    $  2,375,784
                       American Eagle Outfitters, Inc.+............................        61,350       2,254,613
                       AnnTaylor Stores Corp.+.....................................        54,000       1,733,400
                       Costco Wholesale Corp.+.....................................        49,800       2,143,890
                       J. Jill Group, Inc.+........................................        85,800       1,297,296
                       Talbots, Inc................................................        37,700       1,621,100
                       The Yankee Candle, Inc.+....................................       150,800       2,571,140
                       Williams-Sonoma, Inc +......................................        81,500       3,105,965
                                                                                                     -------------
                                                                                                       17,103,188
                                                                                                     -------------
                       CONSUMER STAPLES -- 1.3%
                       Food, Beverage & Tobacco -- 0.9%
                       Constellation Brands, Inc., Class A+........................        78,300       3,297,996
                       Household Products -- 0.4%
                       Elizabeth Arden, Inc.+......................................        64,000       1,280,000
                                                                                                     -------------
                                                                                                        4,577,996
                                                                                                     -------------
                       EDUCATION -- 1.8%
                       Education -- 1.8%
                       Apollo Group, Inc., Class A+................................        46,000       2,002,840
                       Career Education Corp.+.....................................        38,000       2,318,000
                       Princeton Review, Inc.+.....................................       217,600       2,132,480
                                                                                                     -------------
                                                                                                        6,453,320
                                                                                                     -------------
                       ENERGY -- 5.4%
                       Energy Services -- 3.1%
                       Diamond Offshore Drilling, Inc..............................        73,200       2,147,688
                       Global Marine, Inc.+........................................        80,000       1,382,400
                       Grant Prideco, Inc.+........................................        75,000       1,017,750
                       Maverick Tube Corp.+........................................        73,800         957,924
                       NRG Energy, Inc.+...........................................        39,700         795,985
                       Shaw Group, Inc.+...........................................       100,900       3,279,250
                       Weatherford International, Inc.+............................        34,700       1,462,605

                       Energy Sources -- 2.3%
                       Apache Corp.................................................        30,900       1,605,255
                       Arch Coal, Inc..............................................       136,000       2,544,560
                       Devon Energy Corp...........................................        44,100       2,390,661
                       Nabors Industries, Inc.+....................................        66,800       1,957,240
                                                                                                     -------------
                                                                                                       19,541,318
                                                                                                     -------------

---------------------
    132


                       COMMON STOCK (CONTINUED)                                           SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       FINANCE -- 4.7%
                       Banks -- 2.9%
                       Hibernia Corp., Class A.....................................       229,300    $  4,290,203
                       National City Corp..........................................        98,800       3,173,456
                       Wells Fargo & Co............................................        64,800       2,984,688

                       Financial Services -- 1.1%
                       Instinet Group, Inc.+.......................................       274,000       3,808,600

                       Insurance -- 0.7%
                       UnumProvident Corp..........................................        92,800       2,647,584
                                                                                                     -------------
                                                                                                       16,904,531
                                                                                                     -------------
                       HEALTHCARE -- 12.5%
                       Drugs -- 4.6%
                       AdvancePCS+.................................................        47,500       2,949,750
                       Allergan, Inc...............................................        36,300       2,733,027
                       Biovail Corp.+..............................................        56,500       2,658,890
                       Cephalon, Inc.+.............................................        65,300       4,172,670
                       IDEC Pharmaceuticals Corp.+.................................        76,800       4,145,664

                       Health Services -- 2.3%
                       Dentsply International, Inc.................................        86,200       3,818,660
                       Trigon Healthcare, Inc.+....................................        61,700       4,225,216

                       Medical Products -- 5.6%
                       Human Genome Sciences, Inc.+................................       141,900       7,205,682
                       Johnson & Johnson Co........................................        74,440       4,027,204
                       Millenium Pharmaceuticals, Inc.+............................        70,000       2,189,600
                       Myriad Genetics, Inc.+......................................        52,000       2,385,240
                       St. Jude Medical, Inc.+.....................................        45,300       3,171,000
                       Wright Medical Group, Inc.+.................................        71,600       1,202,880
                                                                                                     -------------
                                                                                                       44,885,483
                                                                                                     -------------
                       INDUSTRIAL & COMMERCIAL -- 16.2%
                       Aerospace & Military Technology -- 1.1%
                       Empresa Brasileira de Aeronautica SA ADR+...................       106,300       3,784,280

                       Business Services -- 8.9%
                       Mobile Mini, Inc.+..........................................       111,200       3,556,176
                       Paychex, Inc................................................       137,550       5,405,715
                       Republic Services, Inc., Class A+...........................       206,200       4,103,380
                       United Parcel Service, Inc., Class B........................        53,300       3,029,039
                       Waste Connections, Inc.+....................................       256,500       8,359,335
                       Waste Management, Inc.......................................       248,500       7,703,500

                       Transportation -- 6.2%
                       Arkansas Best Corp..........................................       151,100       4,170,360
                       Heartland Express, Inc.+....................................        77,300       2,196,866
                       Hunt (JB) Transport Services., Inc..........................       151,100       3,695,906
                       Landstar Systems, Inc.+.....................................        77,300       5,874,800
                       Offshore Logistics, Inc.+...................................        88,400       1,710,540
                       RailWorks Corp.+............................................       336,500         453,938
                       Werner Enterprises, Inc.....................................       180,400       4,049,980
                                                                                                     -------------
                                                                                                       58,093,815
                                                                                                     -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       INFORMATION & ENTERTAINMENT -- 11.3%
                       Broadcasting & Media -- 5.3%
                       Clear Channel Communications, Inc.+.........................        40,610    $  2,379,746
                       EchoStar Communications Corp., Class A+.....................       114,700       3,412,325
                       Fox Entertainment Group, Inc., Class A+.....................       101,600       2,768,600
                       Martha Stewart Living Omnimedia, Inc., Class A+.............       178,300       3,551,736
                       Mesa Air Group, Inc.........................................        92,900       1,161,250
                       Pegasus Communications Corp.+...............................       105,000       1,360,800
                       Westwood One, Inc.+.........................................       159,100       4,477,074

                       Leisure & Tourism -- 6.0%
                       Atlantic Coast Airlines Holdings, Inc.......................       130,800       3,799,740
                       Carnival Corp...............................................       100,100       3,343,340
                       International Game Technology, Inc.+........................        76,100       3,955,678
                       International Speedway Corp.................................        35,300       1,436,710
                       Royal Caribbean Cruises Ltd.................................        74,800       1,767,524
                       Skywest, Inc................................................        98,000       3,286,920
                       Southwest Airlines Co.......................................       200,000       4,002,000
                                                                                                     -------------
                                                                                                       40,703,443
                                                                                                     -------------
                       INFORMATION TECHNOLOGY -- 16.0%
                       Communication Equipment -- 4.5%
                       Cabletron Systems, Inc.+....................................       129,400       2,402,958
                       Motorola, Inc...............................................       308,000       5,756,520
                       ONI Systems Corp.+..........................................       158,700       3,673,905
                       Openwave Systems, Inc.+.....................................       117,400       3,000,744
                       Scientific-Atlanta, Inc.....................................        49,600       1,262,320

                       Computers & Business Equipment -- 1.2%
                       Synopsys, Inc.+.............................................        83,600       4,326,300

                       Computer Services -- 0.8%
                       Brocade Communications Systems, Inc.+.......................        90,500       2,978,355

                       Computer Software -- 5.1%
                       BEA Systems, Inc.+..........................................        67,800       1,494,990
                       Electronic Arts, Inc.+......................................        75,500       4,297,460
                       Peoplesoft, Inc.+...........................................        74,800       3,266,516
                       Scientific Learning Corp.+..................................        50,000          93,500
                       THQ, Inc.+..................................................       108,300       5,377,095
                       VERITAS Software Corp.+.....................................        91,900       3,897,479

                       Electronics -- 1.4%
                       Alpha Industries, Inc.......................................        51,800       1,974,616
                       Integrated Device Technology, Inc.+.........................        81,200       2,992,220

                       Internet Software -- 0.0%
                       Entrade, Inc.+*(1)(2).......................................        46,000          22,770

                       Telecommunications -- 3.0%
                       Amdocs Ltd.+................................................        85,100       3,835,457
                       CIENA Corp.+................................................        34,800       1,153,272
                       General Motors Corp., Class H...............................       134,900       2,603,570
                       Sonus Networks, Inc.+.......................................       136,000       2,983,840
                                                                                                     -------------
                                                                                                       57,393,887
                                                                                                     -------------
                       MATERIALS -- 2.4%
                       Forest Products -- 2.4%
                       Georgia-Pacific Group.......................................       235,400       8,615,640

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       MATERIALS (continued)
                       Metals & Minerals -- 0.0%
                       Global Industries, Inc.+....................................        20,200    $    205,636
                                                                                                     -------------
                                                                                                        8,821,276
                                                                                                     -------------
                       UTILITIES -- 4.4%
                       Electric Utilities -- 1.8%
                       Calpine Corp.+..............................................        38,700       1,392,813
                       Dominion Resources, Inc.....................................        52,100       3,151,529
                       Mirant Corp.+...............................................        46,800       1,447,524
                       Newpower Holdings, Inc.+....................................        61,600         431,200

                       Gas & Pipeline Utilities -- 2.6%
                       American Water Works, Inc...................................        50,000       1,554,500
                       Constellation Energy Group, Inc.............................        63,700       1,875,328
                       Dynegy, Inc., Class A.......................................        58,900       2,731,782
                       El Paso Corp................................................        61,000       3,156,750
                                                                                                     -------------
                                                                                                       15,741,426
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $313,540,993).............                   290,219,683
                                                                                                     -------------

                                                                                                  PRINCIPAL
                       REPURCHASE AGREEMENTS -- 22.3%                                              AMOUNT
                       -----------------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENTS -- 22.3%
                       State Street Bank & Trust Co. Joint Repurchase Agreement Account (Note
                       3).....................................................................   $60,027,000      60,027,000
                       UBS Warburg, Inc. Joint Repurchase Agreement Account (Note 3)..........    20,000,000      20,000,000
                                                                                                                ------------
                       TOTAL REPURCHASE AGREEMENTS (cost $80,027,000)                                             80,027,000
                                                                                                                ------------

                       TOTAL INVESTMENTS --
                         (cost $393,567,993)                         103.0%                                      370,246,683
                       Liabilities in excess of other assets --       (3.0)                                      (10,853,516)
                                                                    ------                                     -------------
                       NET ASSETS --                                 100.0%                                    $ 359,393,167
                                                                    ======                                     =============

              -----------------------------
               +  Non-income producing securities
               *  Resale restricted to qualified institutional buyers
              ADR -- American Depositary Receipt
              (1) Fair valued security; See Note 2
              (2) At July 31, 2001 the Portfolio held restricted securities amounting to 0.01% of net assets. The Portfolio will not bear any costs including those involved in registration under the Securities Act of 1933, in connection with the disposition of the security.

                                        DATE OF               VALUATION AS OF
                        DESCRIPTION   ACQUISITION  UNIT COST   JULY 31, 2001
                       -------------  -----------  ---------  ----------------
                       Entrade, Inc.   12/21/99     $32.00         $0.495

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GROWTH OPPORTUNITIES
    PORTFOLIO                              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 90.5%                                           SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 8.3%
                       Automotive -- 2.2%
                       Copart, Inc.+...............................................      10,000    $    283,800
                       Cummins, Inc. ..............................................       5,000         203,550

                       Retail -- 6.1%
                       Abercrombie & Fitch Co., Class A+...........................       7,000         271,740
                       Bed Bath & Beyond, Inc.+....................................       7,700         248,171
                       May Department Stores Co. ..................................      10,000         332,000
                       Target Corp. ...............................................       6,800         263,160
                       Venator Group, Inc.+........................................      13,600         224,400
                                                                                                   ------------
                                                                                                      1,826,821
                                                                                                   ------------
                       ENERGY -- 9.1%

                       Energy Services -- 3.8%
                       Global Marine, Inc.+........................................      19,700         340,416
                       Patterson UTI Energy, Inc.+.................................      17,500         310,100
                       Veritas DGC, Inc.+..........................................       8,400         192,360

                       Energy Sources -- 5.3%
                       Black Hills Corp. ..........................................      13,000         532,740
                       Energy Partners Ltd.+.......................................       7,900         102,937
                       Nabors Industries, Inc.+....................................       5,000         146,500
                       Smith International, Inc.+..................................       6,900         375,360
                                                                                                   ------------
                                                                                                      2,000,413
                                                                                                   ------------
                       FINANCE -- 19.4%

                       Banks -- 4.6%
                       Roslyn Bancorp, Inc. .......................................      14,500         435,000
                       Zions Bancorp...............................................      10,000         584,500

                       Financial Services -- 12.7%
                       Capital One Financial Corp. ................................       4,900         314,923
                       Eaton Vance Corp. ..........................................      12,800         436,992
                       Federated Investors, Inc. ..................................      10,000         302,300
                       Household International, Inc. ..............................       4,000         265,160
                       John Hancock Financial Services, Inc. ......................       6,600         264,132
                       Lehman Brothers Holdings, Inc. .............................       6,600         475,200
                       Merrill Lynch & Co., Inc. ..................................       5,500         298,320
                       Providian Financial Corp. ..................................       8,700         429,519

                       Insurance -- 2.1%
                       First American Financial Corp. .............................      10,000         177,500
                       MetLife, Inc. ..............................................       9,500         281,675
                                                                                                   ------------
                                                                                                      4,265,221
                                                                                                   ------------
                       HEALTHCARE -- 26.5%
                       Drugs -- 7.4%
                       CuraGen Corp.+..............................................       6,400         145,088
                       D&K Healthcare Resources, Inc. .............................      10,000         417,500

---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       HEALTHCARE (continued)
                       Drugs (continued)
                       Forest Labs, Inc.+..........................................       4,200    $    329,910
                       Galen Holdings PLC ADR......................................       7,500         320,708
                       IDEC Pharmaceuticals Corp.+.................................       3,400         183,532
                       Millenium Pharmaceuticals, Inc.+............................       7,500         234,600

                       Health Services -- 9.4%
                       Cardinal Health, Inc. ......................................       8,000         589,040
                       Cerner Corp.+...............................................       7,300         411,282
                       Charles River Laboratories International, Inc.+.............       6,800         206,040
                       Gene Logic, Inc.+...........................................       1,100          20,933
                       RehabCare Group, Inc.+......................................       7,000         307,650
                       Tenet Healthcare Corp.+.....................................       9,500         527,345

                       Medical Products -- 9.7%
                       Abbott Laboratories, Inc. ..................................       6,000         321,540
                       Andrx Group+................................................       5,000         339,450
                       Aviron+.....................................................       4,500         118,350
                       Biomet, Inc. ...............................................       2,700         131,085
                       Enzon, Inc.+................................................       5,000         321,250
                       Genvec, Inc.+...............................................       6,800          19,788
                       Genzyme Corp.+..............................................       2,500         140,000
                       Genzyme Corp.-Genzyme Biosurgery Division+..................         221           1,613
                       MedImmune, Inc.+............................................       8,000         308,160
                       Serono SA ADR +.............................................      15,200         358,872
                       Wright Medical Group, Inc.+.................................       5,000          84,000
                                                                                                   ------------
                                                                                                      5,837,736
                                                                                                   ------------
                       INDUSTRIAL & COMMERCIAL -- 5.4%

                       Business Services -- 3.9%
                       Concord EFS, Inc.+..........................................       5,000         286,900
                       Teleflex, Inc. .............................................       5,000         238,250
                       Total System Services, Inc. ................................      10,000         344,100

                       Machinery -- 1.5%
                       Kulicke & Soffa Industries, Inc.+...........................      10,600         179,246
                       Stewart & Stevenson Services, Inc. .........................       5,000         148,600
                                                                                                   ------------
                                                                                                      1,197,096
                                                                                                   ------------
                       INFORMATION & ENTERTAINMENT -- 2.5%

                       Broadcasting & Media -- 1.7%
                       EchoStar Communications Corp., Class A+.....................      13,000         386,750

                       Leisure & Tourism -- 0.8%
                       AirTran Holdings, Inc.+.....................................      20,000         172,000
                                                                                                   ------------
                                                                                                        558,750
                                                                                                   ------------
                       INFORMATION TECHNOLOGY -- 10.5%

                       Communication Equipment -- 0.8%
                       Juniper Networks, Inc.+.....................................       7,100         182,399

                       Computer Services -- 1.5%
                       Brocade Communications Systems, Inc.+.......................      10,000         329,100
                       FutureLink Corp.+...........................................       1,057             645

                       Computer Software -- 1.9%
                       McDATA Corp., Class A+......................................         154           2,795
                       Siebel Systems, Inc.+.......................................       8,600         296,356
                       VERITAS Software Corp.+.....................................       2,700         114,507

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                          SHARES         VALUE
                       ----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics -- 6.3%
                       American Superconductor Corp.+..............................       2,700    $     45,927
                       Atmel Corp.+................................................      27,400         274,274
                       KLA-Tencor Corp.+...........................................       6,000         326,340
                       Lam Research Corp.+.........................................       6,100         170,739
                       Novellus Systems, Inc.+.....................................       6,500         331,305
                       Varian Semiconductor Equipment Associates, Inc.+............       1,400          49,224
                       Vitesse Semiconductor Corp.+................................      10,000         197,900

                       Telecommunications -- 0.0%
                       WorldCom, Inc.-MCI Group....................................           3              40
                       WorldCom, Inc.-WorldCom Group+..............................          75           1,050
                                                                                                   ------------
                                                                                                      2,322,601
                                                                                                   ------------
                       MATERIALS -- 0.8%

                       Metals & Minerals -- 0.8%
                       Newmont Mining Corp. .......................................      10,000         187,000
                                                                                                   ------------
                       REAL ESTATE -- 3.9%

                       Real Estate Investment Trusts -- 3.9%
                       AMB Property Corp. .........................................       4,000         100,000
                       Equity Office Properties Trust..............................       7,000         210,140
                       Equity Residential Properties Trust.........................       5,000         283,500
                       Health Care Property Investors, Inc. .......................       4,000         142,720
                       Simon Property Group, Inc. .................................       4,000         113,400
                                                                                                   ------------
                                                                                                        849,760
                                                                                                   ------------
                       UTILITIES -- 4.1%

                       Electric Utilities -- 2.8%
                       Aquila, Inc.+...............................................      10,000         263,500
                       Dominion Resources, Inc. ...................................       6,000         362,940
                       Peabody Energy Corp. .......................................         100           2,498

                       Gas & Pipeline Utilities -- 1.3%
                       Dynegy, Inc., Class A.......................................       6,000         278,280
                                                                                                   ------------
                                                                                                        907,218
                                                                                                   ------------
                       TOTAL INVESTMENT SECURITIES (cost $20,820,322)..............                  19,952,616
                                                                                                   ------------

                                                                                      PRINCIPAL
                                      REPURCHASE AGREEMENT -- 11.4%                    AMOUNT
                       ----------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 11.4%
                       State Street Bank & Trust Co. Joint Repurchase Agreement
                         Account (Note 3) (cost $2,503,000)........................   $2,503,000      2,503,000
                                                                                                   ------------

                       TOTAL INVESTMENTS --
                         (cost $23,323,322)                             101.9%                       22,455,616
                       Liabilities in excess of other assets --          (1.9)                         (423,585)
                                                                        ------                     ------------
                       NET ASSETS --                                    100.0%                     $ 22,032,031
                                                                        ======                     ============

              -----------------------------

               + Non-income producing securities
              ADR -- American Depositary Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    MARSICO GROWTH PORTFOLIO               INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 90.9%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       CONSUMER DISCRETIONARY -- 15.5%
                       Retail -- 15.5%
                       Costco Wholesale Corp.+.....................................        9,920    $    427,056
                       Home Depot, Inc. ...........................................        5,892         296,780
                       Tiffany & Co. ..............................................       11,239         396,737
                       Wal-Mart Stores, Inc. ......................................        7,750         433,225
                                                                                                    -------------
                                                                                                       1,553,798
                                                                                                    -------------
                       CONSUMER STAPLES -- 5.8%
                       Food, Beverage & Tobacco -- 5.8%
                       Anheuser-Busch Cos., Inc. ..................................        6,640         287,578
                       PepsiCo, Inc. ..............................................        6,358         296,474
                                                                                                    -------------
                                                                                                         584,052
                                                                                                    -------------

                       ENERGY -- 2.2%
                       Energy Sources -- 2.2%
                       Smith International, Inc.+..................................        4,104         223,258
                                                                                                    -------------
                       FINANCE -- 19.1%
                       Financial Services -- 19.1%
                       Citigroup, Inc. ............................................        9,307         467,304
                       Federal National Mortgage Association.......................        5,298         441,059
                       Lehman Brothers Holdings, Inc. .............................        4,276         307,872
                       Merrill Lynch & Co., Inc. ..................................        2,758         149,594
                       USA Education, Inc. ........................................        4,600         368,506
                       Washington Mutual, Inc. ....................................        4,612         186,878
                                                                                                    -------------
                                                                                                       1,921,213
                                                                                                    -------------
                       HEALTHCARE -- 8.8%
                       Health Services -- 8.4%
                       Priority Healthcare Corp.+..................................        2,100          50,295
                       Tenet Healthcare Corp.+.....................................        7,722         428,648
                       UnitedHealth Group, Inc. ...................................        5,420         365,417

                       Medical Products -- 0.4%
                       Quest Diagnostics, Inc.+....................................          576          39,801
                                                                                                    -------------
                                                                                                         884,161
                                                                                                    -------------
                       INDUSTRIAL & COMMERCIAL -- 17.6%
                       Aerospace & Military Technology -- 11.1%
                       Boeing Co. .................................................        5,666         331,631
                       General Dynamics Corp. .....................................        3,690         298,484
                       L-3 Communications Holding, Inc.+...........................          592          44,163
                       Lockheed Martin Corp. ......................................        4,518         179,003
                       United Technologies Corp. ..................................        3,544         260,130

                       Business Services -- 1.9%
                       FedEx Corp.+................................................        4,646         192,205

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       INDUSTRIAL & COMMERCIAL (continued)
                       Electrical Equipment -- 4.6%
                       General Electric Co. .......................................       10,718    $    466,233
                                                                                                    -------------
                                                                                                       1,771,849
                                                                                                    -------------
                       INFORMATION & ENTERTAINMENT -- 8.6%
                       Broadcasting & Media -- 5.3%
                       AOL Time Warner, Inc.+......................................        6,458         293,516
                       Clear Channel Communications, Inc.+.........................        4,176         244,714

                       Leisure & Tourism -- 3.3%
                       Southwest Airlines Co. .....................................       16,544         331,045
                                                                                                    -------------
                                                                                                         869,275
                                                                                                    -------------
                       INFORMATION TECHNOLOGY -- 10.8%
                       Communication Equipment -- 2.7%
                       QUALCOMM, Inc.+.............................................        4,252         268,854

                       Computers & Business Equipment -- 2.0%
                       International Business Machines Corp. ......................        1,950         205,159

                       Computer Software -- 5.2%
                       Adobe Systems, Inc. ........................................        4,244         159,108
                       Microsoft Corp.+............................................        5,432         359,544

                       Telecommunications -- 0.9%
                       Qwest Communications International, Inc.+...................        3,378          87,828
                                                                                                    -------------
                                                                                                       1,080,493
                                                                                                    -------------
                       UTILITIES -- 2.5%
                       Electric Utilities -- 2.5%
                       Calpine Corp.+..............................................        6,892         248,043
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $9,081,872)...............                    9,136,142
                                                                                                    -------------

                                                                                      PRINCIPAL
                       SHORT-TERM SECURITIES -- 10.0%                                   AMOUNT
                       ------------------------------------------------------------------------------------------
                       FEDERAL AGENCY OBLIGATIONS -- 10.0%
                       Federal Home Loan Bank Discount Notes 3.80% due 8/01/01
                         (cost $1,000,000).........................................   $1,000,000       1,000,000
                                                                                                    -------------

                       TOTAL INVESTMENTS -- (cost $10,081,872)          100.9%                        10,136,142
                       Liabilities in excess of other assets --          (0.9)                           (91,428)
                                                                       -----                        ------------
                       NET ASSETS --                                    100.0%                      $ 10,044,714
                                                                       =====                        ============

              -----------------------------

              + Non-income producing securities

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL GROWTH
    AND INCOME PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 89.6%                                            SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 1.5%
                       BHP Billiton Ltd. (Energy)..................................       287,600    $   1,417,875
                       Westpac Banking Corp., Ltd. (Finance).......................       432,300        3,012,312
                                                                                                     -------------
                                                                                                         4,430,187
                                                                                                     -------------
                       BELGIUM -- 0.0%
                       Electrabel SA (Utilities)...................................           171           36,946
                                                                                                     -------------
                       BERMUDA -- 1.0%
                       XL Capital Ltd., Class A (Finance)..........................        38,200        2,931,850
                                                                                                     -------------
                       CANADA -- 5.0%
                       Abitibi-Consolidated, Inc. (Materials)......................       371,757        2,833,521
                       Alcan, Inc. (Materials).....................................        19,700          740,471
                       Celestica, Inc. (Information Technology)+...................        18,100          873,614
                       National Bank of Canada (Finance)...........................       139,625        2,733,042
                       Suncor Energy, Inc. (Energy)................................       118,700        3,239,810
                       Toronto-Dominion Bank (Finance).............................       185,902        4,776,556
                                                                                                     -------------
                                                                                                        15,197,014
                                                                                                     -------------
                       DENMARK -- 0.5%
                       Novo Nordisk A/S, Class B (Healthcare)......................        32,300        1,460,946
                                                                                                     -------------
                       FINLAND -- 2.3%
                       Nokia Oyj (Information Technology)..........................       144,199        3,174,910
                       UPM-Kymmene Oyj (Materials).................................       123,620        3,679,586
                                                                                                     -------------
                                                                                                         6,854,496
                                                                                                     -------------
                       FRANCE -- 9.7%
                       Accor SA (Information & Entertainment)......................        94,184        3,792,855
                       BNP Paribas (Finance).......................................        24,800        2,155,918
                       Castorama Dubois Investissements (Consumer Discretionary)...        44,352        2,279,201
                       Groupe Danone (Consumer Staples)............................        37,294        4,864,704
                       Schneider Electric SA (Information Technology)..............        35,187        1,879,071
                       Societe Generale, Class A (Finance).........................        74,224        4,132,689
                       Sodexho Alliance SA (Industrial & Commercial)...............        41,769        2,137,321
                       Total Fina SA, Class B (Energy).............................        57,158        8,136,334
                                                                                                     -------------
                                                                                                        29,378,093
                                                                                                     -------------
                       GERMANY -- 7.4%
                       Allianz AG (Finance)........................................        22,143        6,222,418
                       BASF AG (Materials).........................................        61,200        2,491,355
                       Bayer AG (Materials)........................................        39,128        1,618,530
                       Bayerische Hypo-und Vereinsbank AG (Finance)................        42,366        1,889,700
                       Deutsche Bank AG (Finance)..................................        22,900        1,602,621
                       Deutsche Lufthansa AG (Information & Entertainment).........        83,600        1,405,934
                       Deutsche Telekom AG (Information Technology)................       138,500        3,085,807

                                                           ---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       GERMANY (continued)
                       E. On AG (Utilities)........................................        48,706    $   2,671,374
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....         4,983        1,428,675
                                                                                                     -------------
                                                                                                        22,416,414
                                                                                                     -------------
                       HONG KONG -- 0.8%
                       CLP Holdings Ltd. (Utilities)...............................       561,200        2,374,399
                       Hong Kong Electric Holdings Ltd. (Utilities)................           251              901
                                                                                                     -------------
                                                                                                         2,375,300
                                                                                                     -------------
                       IRELAND -- 1.0%
                       CRH PLC (Industrial & Commercial)...........................       182,910        3,122,506
                                                                                                     -------------
                       ITALY -- 5.6%
                       ENI SpA (Energy)............................................       347,653        4,227,460
                       IntesaBCI SpA (Finance).....................................       827,782        2,637,841
                       San Paolo-IMI SpA (Finance).................................       351,868        4,361,885
                       Telecom Italia SpA (Information Technology).................       611,237        5,677,488
                                                                                                     -------------
                                                                                                        16,904,674
                                                                                                     -------------
                       JAPAN -- 15.8%
                       Acom Co., Ltd. (Finance)....................................        43,800        3,567,643
                       Aiful Corp. (Finance).......................................        31,350        2,631,313
                       Canon, Inc. (Information & Entertainment)...................        80,000        2,701,232
                       Chubu Electric Power Co., Inc. (Utilities)..................       184,100        3,815,163
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....        50,000        1,976,316
                       Fuji Software ABC, Inc. (Information Technology)............        47,400        2,351,416
                       Fujitsu Ltd. (Information Technology).......................       230,000        2,143,943
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        36,000        1,636,102
                       Kyocera Corp. (Information Technology)......................        18,300        1,370,523
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................       247,400        3,444,359
                       Matsushita Electric Works Ltd. (Materials)..................       256,000        2,478,477
                       Murata Manufacturing Co., Ltd. (Information Technology).....        35,600        2,278,765
                       Nikko Securities Co., Ltd. (Finance)........................       185,000        1,160,506
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................           541        2,774,692
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............       618,000        4,242,631
                       NTT DoCoMo, Inc. (Information Technology)...................           150        2,076,332
                       Omron Corp. (Information Technology)........................       133,200        1,918,387
                       Sankyo Co., Ltd. (Healthcare)...............................       151,000        2,917,787
                       Toyota Motor Corp. (Consumer Discretionary).................        71,500        2,357,017
                                                                                                     -------------
                                                                                                        47,842,604
                                                                                                     -------------
                       NETHERLANDS -- 4.4%
                       ABN AMRO Holding NV (Finance)...............................       243,966        4,312,180
                       Fortis (NL) NV (Finance)....................................       124,750        3,254,528
                       ING Groep NV (Finance)......................................        86,238        2,811,510
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................       106,916        2,990,507
                                                                                                     -------------
                                                                                                        13,368,725
                                                                                                     -------------
                       SINGAPORE -- 1.0%
                       DBS Group Holdings Ltd. (Finance)...........................           244            1,827
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............       245,172        1,550,087
                       Singapore Airlines Ltd. (Information & Entertainment).......       231,000        1,627,031
                                                                                                     -------------
                                                                                                         3,178,945
                                                                                                     -------------
                       SOUTH KOREA -- 0.7%
                       Samsung Electronics Co. (Information Technology)............        14,100        2,058,513
                                                                                                     -------------

---------------------

                       COMMON STOCK (CONTINUED)                                         SHARES           VALUE
                       -------------------------------------------------------------------------------------------
                       SPAIN -- 1.2%
                       Endesa SA (Utilities).......................................        43,500    $     710,231
                       Iberdrola SA (Utilities)....................................       109,352        1,437,897
                       Telefonica SA (Information Technology)......................       118,700        1,446,509
                                                                                                     -------------
                                                                                                         3,594,637
                                                                                                     -------------
                       SWEDEN -- 2.1%
                       Atlas Copco AB, Class B (Industrial & Commercial)...........       106,732        2,190,302
                       Securitas AB, Class B (Industrial & Commercial).............        86,811        1,613,967
                       Telefonaktiebolaget LM Ericsson AB, Class B (Information
                         Technology)...............................................       500,910        2,711,317
                                                                                                     -------------
                                                                                                         6,515,586
                                                                                                     -------------
                       SWITZERLAND -- 2.8%
                       Compagnie Financiere Richemont AG (Consumer
                         Discretionary)............................................         1,684        4,002,192
                       Swatch Group AG (Consumer Discretionary)....................           728          147,445
                       UBS AG (Finance)............................................        95,458        4,327,953
                                                                                                     -------------
                                                                                                         8,477,590
                                                                                                     -------------
                       TAIWAN -- 1.4%
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................     2,250,248        4,273,852
                                                                                                     -------------
                       UNITED KINGDOM -- 25.4%
                       Amvescap PLC (Finance)......................................        88,055        1,399,182
                       AstraZeneca Group PLC (Healthcare)..........................       148,317        7,364,012
                       BAE Systems PLC (Industrial & Commercial)...................       837,265        4,465,501
                       Barclays PLC (Finance)......................................       141,224        4,188,187
                       BOC Group PLC (Materials)...................................       214,077        2,974,542
                       BP PLC (Energy).............................................     1,431,587       11,904,305
                       British American Tobacco PLC (Consumer Staples).............       179,600        1,440,987
                       British Telecommunications PLC (Information Technology).....       245,700        1,708,718
                       Diageo PLC (Consumer Staples)...............................       135,100        1,388,149
                       GlaxoSmithKline PLC (Healthcare)............................       119,720        3,458,326
                       Granada PLC (Information & Entertainment)...................       888,715        1,994,750
                       GUS PLC (Consumer Discretionary)............................       162,200        1,442,384
                       HSBC Holdings PLC (Finance).................................       336,826        3,900,088
                       Invensys PLC (Industrial & Commercial)......................     1,483,404        1,796,900
                       Lloyds TSB Group PLC (Finance)..............................       147,100        1,510,400
                       Misys PLC (Information Technology)..........................       867,892        4,625,756
                       Rio Tinto PLC (Materials)...................................        88,900        1,494,959
                       Royal & Sun Alliance Insurance Group PLC (Finance)..........       206,693        1,458,800
                       Scottish & Southern Energy PLC (Utilities)..................       218,918        2,101,186
                       Scottish Power PLC (Utilities)..............................       751,048        5,244,562
                       Severn Trent Water PLC (Utilities)..........................       255,649        2,696,008
                       South African Breweries PLC (Consumer Staples)..............       372,100        2,791,923
                       Tesco PLC (Consumer Staples)................................       460,878        1,648,561
                       Vodafone Group PLC (Information Technology).................       809,053        1,769,827
                       WPP Group PLC (Information & Entertainment).................       204,604        2,172,280
                                                                                                     -------------
                                                                                                        76,940,293
                                                                                                     -------------
                       TOTAL INVESTMENT SECURITIES (cost $293,232,713).............                    271,359,171
                                                                                                     -------------

                                                           ---------------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 9.2%                                     AMOUNT           VALUE
                       -------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 9.2%
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         3.83%, dated 7/31/01, to be repurchased 8/01/01 in the
                         amount of $27,774,955 and collateralized by $17,670,000 of
                         United States Treasury Bonds, bearing interest at 11.25%,
                         due 2/15/15 and having an approximate value of $28,358,047
                         (cost $27,772,000)........................................   $27,772,000    $  27,772,000
                                                                                                     -------------

                       TOTAL INVESTMENTS --
                         (cost $321,004,713)                         98.8%                             299,131,171
                       Other assets less liabilities --               1.2                                3,495,874
                                                                    ------                           -------------
                       NET ASSETS --                                100.0%                            $302,627,045
                                                                    ======                           =============

              -----------------------------
              + Non-income producing securities

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                           CONTRACT              IN         DELIVERY  GROSS UNREALIZED
                          TO DELIVER        EXCHANGE FOR      DATE      APPRECIATION
                       ---------------------------------------------------------------
                       USD    17,256,435  EUR   20,299,300  09/19/01     $ 495,165
                       USD     3,137,718  SEK   34,000,000  09/19/01        59,963
                                                                         ----------
                                                                           555,128
                                                                         ----------
                                                                      GROSS UNREALIZED
                                                                        DEPRECIATION
                       ---------------------------------------------------------------
                       USD*    3,095,991  GBP    2,176,000  09/19/01     $  (1,185)
                       GBP*   11,312,000  USD   15,802,864  09/19/01      (285,575)
                       USD*    6,376,569  JPY  762,000,000  09/19/01      (248,526)
                       USD     6,376,996  JPY  762,000,000  09/19/01      (248,953)
                       JPY*  388,000,000  USD    3,114,290  09/19/01        (6,026)
                                                                         ----------
                                                                          (790,265)
                                                                         ----------
                                                                         $(235,137)
                             Net Unrealized Depreciation............
                                                                         ==========

              -----------------------------

EUR  --   Euro                            SEK  --   Swedish Krona
GBP  --   Pound Sterling                  USD  --   United States Dollar
JPY  --   Japanese Yen

                      See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    GLOBAL EQUITIES PORTFOLIO              INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 96.7%                                            SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       BERMUDA -- 4.6%
                       Tyco International Ltd. (Industrial & Commercial)...........      372,800    $ 19,832,960
                       XL Capital Ltd., Class A (Finance)..........................       35,200       2,701,600
                                                                                                    -------------
                                                                                                      22,534,560
                                                                                                    -------------
                       CANADA -- 0.7%
                       Celestica, Inc. (Information Technology)+...................       77,600       3,744,200
                                                                                                    -------------
                       FINLAND -- 0.6%
                       Nokia Oyj (Information Technology)..........................      128,645       2,832,449
                                                                                                    -------------
                       FRANCE -- 4.7%
                       BNP Paribas (Finance).......................................      123,949      10,775,154
                       Carrefour SA (Consumer Discretionary).......................      107,106       6,052,590
                       L'Oreal SA (Consumer Staples)...............................       53,054       3,852,705
                       Total Fina SA, Class B (Energy).............................       18,167       2,586,039
                                                                                                    -------------
                                                                                                      23,266,488
                                                                                                    -------------
                       IRELAND -- 1.2%
                       CRH PLC (Industrial & Commercial)...........................      332,649       5,713,687
                       CRH PLC (Industrial & Commercial)...........................       10,153         173,325
                                                                                                    -------------
                                                                                                       5,887,012
                                                                                                    -------------
                       ISRAEL -- 0.2%
                       Check Point Software Technologies Ltd. (Information
                         Technology)+..............................................       20,000         884,800
                                                                                                    -------------
                       ITALY -- 1.6%
                       Alleanza Assicurazioni SpA (Finance)........................      700,736       7,797,066
                                                                                                    -------------
                       JAPAN -- 10.3%
                       Canon, Inc. (Information & Entertainment)...................      335,000      11,311,410
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............      103,000       4,681,069
                       NTT DoCoMo, Inc. (Information Technology)...................          154       2,131,701
                       Ricoh Co., Ltd. (Information & Entertainment)...............      135,000       2,527,605
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................      257,000       8,903,905
                       SMC Corp. (Industrial & Commercial).........................       24,000       2,237,158
                       Sumitomo Trust & Banking Co., Ltd. (Finance)................      545,000       3,157,145
                       Takeda Chemical Industries Ltd. (Healthcare)................      343,000      15,807,970
                                                                                                    -------------
                                                                                                      50,757,963
                                                                                                    -------------
                       SINGAPORE -- 1.3%
                       Flextronics International Ltd. (Information Technology)+....      241,000       6,552,790
                                                                                                    -------------
                       SOUTH KOREA -- 1.6%
                       Samsung Electronics Co., Ltd. GDR (Information
                         Technology)*..............................................       97,000       7,789,100
                                                                                                    -------------

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       SPAIN -- 2.1%
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................      845,876    $ 10,359,902
                                                                                                    -------------
                       SWEDEN -- 0.6%
                       Atlas Copco AB, Class A (Industrial & Commercial)...........      138,656       2,943,324
                                                                                                    -------------
                       TAIWAN -- 1.7%
                       Hon Hai Precision Industry Co. Ltd. GDR (Information
                         Technology)+..............................................      233,732       2,547,679
                       Hon Hai Precision Industry Co. Ltd. GDR (Information
                         Technology)*..............................................       81,000         755,252
                       Taiwan Semiconductor Manufacturing Co., Ltd. ADR
                         (Information Technology)+.................................      329,168       5,365,438
                                                                                                    -------------
                                                                                                       8,668,369
                                                                                                    -------------
                       UNITED KINGDOM -- 13.5%
                       AstraZeneca Group PLC (Healthcare)..........................      147,420       7,319,476
                       BP PLC ADR (Energy).........................................    1,239,050      10,303,271
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)+...........................................      873,180       9,830,516
                       CGNU PLC (Finance)..........................................      646,283       9,118,079
                       Logica PLC (Information Technology).........................      136,168       1,337,025
                       Royal Bank of Scotland Group PLC (Finance)..................      514,651      11,734,869
                       Standard Chartered PLC (Finance)............................      672,608       7,764,124
                       Vodafone Group PLC (Information Technology).................    4,185,797       9,156,552
                                                                                                    -------------
                                                                                                      66,563,912
                                                                                                    -------------
                       UNITED STATES -- 52.0%
                       AES Corp. (Utilities).......................................      172,000       6,587,600
                       AFLAC, Inc. (Finance).......................................      195,300       5,776,974
                       Alcoa, Inc. (Materials).....................................       65,000       2,549,950
                       Altera Corp. (Information Technology)+......................       64,800       1,947,888
                       Amdocs Ltd. (Information Technology)+.......................       81,300       3,664,191
                       American International Group, Inc. (Finance)#...............       86,468       7,198,461
                       American Standard Cos., Inc. (Industrial & Commercial)+.....       11,200         762,160
                       AOL Time Warner, Inc. (Information & Entertainment)+........      317,050      14,409,923
                       Applied Materials, Inc. (Information Technology)+...........       40,000       1,834,400
                       AT&T Corp. Liberty Media Group, Inc., Class A
                         (Information & Entertainment)+............................      592,500       9,320,025
                       AT&T Wireless Services, Inc. (Information Technology)+......      574,200      10,731,798
                       Bank of America Corp. (Finance).............................      147,700       9,396,674
                       Bank One Corp. (Finance)....................................       63,000       2,438,730
                       Cisco Systems, Inc. (Information Technology)+...............      268,600       5,162,492
                       Citigroup, Inc. (Finance)...................................      457,030      22,947,475
                       Comcast Corp., Class A (Information & Entertainment)+.......      120,800       4,594,024
                       Concord EFS, Inc. (Industrial & Commercial)+................       26,900       1,543,522
                       Danaher Corp. (Industrial & Commercial).....................       97,000       5,489,230
                       Dynegy, Inc., Class A (Utilities)...........................      260,100      12,063,438
                       Electronic Data Systems Corp. (Information Technology)......       87,900       5,612,415
                       General Electric Co. (Industrial & Commercial)..............      287,200      12,493,200
                       Goldman Sachs Group, Inc. (Finance).........................       66,000       5,488,560
                       Home Depot, Inc. (Consumer Discretionary)...................       97,450       4,908,557
                       IMS Health, Inc. (Healthcare)...............................      169,900       4,366,430
                       J.P. Morgan Chase & Co. (Finance)...........................      234,150      10,138,695
                       Kohl's Corp. (Consumer Discretionary)+......................      100,200       5,739,456
                       Kroger Co. (Consumer Discretionary)+........................      103,000       2,715,080
                       MBNA Corp. (Finance)........................................      379,287      13,426,760
                       Microsoft Corp. (Information Technology)+...................       55,100       3,647,069
                       Pfizer, Inc. (Healthcare)...................................      531,550      21,910,491
                       Pharmacia Corp. (Healthcare)................................      319,700      14,265,014
                       Sanmina Corp. (Information Technology)+.....................      418,000       9,116,580

---------------------


                       COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       UNITED STATES (continued)
                       Schering-Plough Corp. (Healthcare)..........................      140,800    $  5,498,240
                       United Technologies Corp. (Industrial & Commercial).........       41,700       3,060,780
                       Viacom, Inc., Class B (Information & Entertainment)+........      112,768       5,615,846
                                                                                                    -------------
                                                                                                     256,422,128
                                                                                                    -------------
                       TOTAL INVESTMENT SECURITIES (cost $521,611,120).............                  477,004,063
                                                                                                    -------------
                                                                                      PRINCIPAL
                                                     SHORT-TERM SECURITIES -- 0.8%      AMOUNT
                       ------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 0.8%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         2.75% due 8/01/01 (cost $4,005,000).......................   $4,005,000       4,005,000
                                                                                                    -------------

                       TOTAL INVESTMENTS --
                         (cost $525,616,120)                     97.5%                               481,009,063
                       Other assets less liabilities --           2.5                                 12,196,910
                                                                ------                             -------------
                       NET ASSETS --                            100.0%                             $ 493,205,973
                                                                ======                             =============

              -----------------------------

               + Non-income producing securities
               * Resale restricted to qualified institutional buyers
               # Security represents an investment in an affiliated company
              ADR -- American Depositary Receipt
              GDR -- Global Depositary Receipt

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    INTERNATIONAL DIVERSIFIED
    EQUITIES PORTFOLIO                     INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 85.6%                                              SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 2.8%
                       Amcor Ltd. (Materials)......................................        69,551    $    232,245
                       AMP Diversified Property Trust (Real Estate)................        22,403          27,669
                       AMP Ltd. (Finance)..........................................        43,026         419,537
                       AMP, Inc. (Information Technology)(1).......................         8,021               0
                       Australian Gas Light Co., Ltd. (Utilities)..................        31,736         136,297
                       BHP Billiton Ltd. (Energy)..................................       226,702       1,117,646
                       Brambles Industries Ltd. (Industrial & Commercial)..........        12,481         294,083
                       Coca-Cola Amatil Ltd. (Consumer Staples)....................        37,624          92,744
                       Coles Myer Ltd. (Consumer Discretionary)+...................        54,884         172,111
                       Commonwealth Bank of Australia (Finance)....................        30,299         454,284
                       CSL Ltd. (Healthcare).......................................         4,798         114,384
                       CSR Ltd. (Industrial & Commercial)..........................        45,025         154,924
                       FH Faulding & Co., Ltd. (Healthcare)........................         3,641          26,870
                       Foster's Brewing Group Ltd. (Consumer Staples)..............       104,940         289,080
                       General Property Trust (Real Estate)........................        88,064         123,981
                       Goodman Fielder Ltd. (Consumer Staples).....................        71,598          42,576
                       Leighton Holdings Ltd. (Industrial & Commercial)............        16,012          79,322
                       Lend Lease Corp., Ltd. (Finance)............................        31,911         194,625
                       M.I.M. Holdings Ltd. (Materials)............................        82,296          47,264
                       Mayne Nickless Ltd. (Industrial & Commercial)...............        22,376          72,557
                       National Australia Bank Ltd. (Finance)......................        75,433       1,241,794
                       News Corp., Ltd. (Information & Entertainment)..............       107,494         982,972
                       Normandy Mining Ltd. (Materials)............................       185,824         109,556
                       OneSteel Ltd. (Materials)+..................................        14,913           7,959
                       Orica Ltd. (Materials)......................................        17,335          40,423
                       Pacific Dunlop Ltd. (Industrial & Commercial)...............        30,382          12,045
                       Paperlinx Ltd. (Materials)..................................        12,385          25,531
                       QBE Insurance Group Ltd. (Finance)..........................        16,741          92,284
                       Rio Tinto Ltd. (Materials)..................................        20,176         339,422
                       Santos Ltd. (Energy)........................................        57,481         180,255
                       Southcorp Ltd. (Multi-industry).............................        36,512         134,725
                       Stockland Trust Group (Real Estate).........................        19,266          40,637
                       Suncorp-Metway Ltd. (Finance)...............................        18,075         133,206
                       TABCORP Holdings Ltd. (Information & Entertainment).........        19,004          84,514
                       Telstra Corp., Ltd. (Information Technology)................       246,544         622,771
                       Wesfarmers Ltd. (Consumer Discretionary)....................        14,073         202,776
                       Westfield Trust (Real Estate)...............................         1,830           3,051
                       Westfield Trust (Real Estate)+..............................        80,119         137,228
                       Westpac Banking Corp., Ltd. (Finance).......................        93,002         648,048
                       WMC Ltd. (Materials)........................................        87,006         382,200
                       Woolworths Ltd. (Consumer Discretionary)....................        66,543         373,716
                                                                                                     -------------
                                                                                                        9,887,312
                                                                                                     -------------
                       AUSTRIA -- 0.0%
                       Austria Tabakwerke AG (Consumer Staples)....................           755          55,343
                                                                                                     -------------

                       BELGIUM -- 0.1%
                       KBC Bankverzekeringsholding (Finance).......................         2,152          83,912

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       BELGIUM (continued)
                       Solvay SA (Materials).......................................           964    $     51,564
                       UCB SA (Healthcare).........................................         1,216          46,372
                       Union Miniere SA (Materials)................................           318          12,444
                                                                                                     -------------
                                                                                                          194,292
                                                                                                     -------------
                       BERMUDA -- 0.0%
                       Esprit Holdings Ltd. (Consumer Discretionary)...............         1,453           1,704
                                                                                                     -------------
                       DENMARK -- 0.1%
                       Carlsberg A/S, Class A (Consumer Staples)...................           822          32,254
                       Carlsberg A/S, Class B (Consumer Staples)...................           900          38,487
                       Danisco A/S (Consumer Staples)..............................         1,800          67,247
                       Danske Bank A/S (Finance)...................................         5,500          95,630
                       Novo Nordisk A/S, Class B (Healthcare)......................         3,000         135,692
                       Novozymes A/S, Class B (Healthcare).........................           400           8,553
                                                                                                     -------------
                                                                                                          377,863
                                                                                                     -------------
                       FINLAND -- 0.6%
                       Hartwall Oyj ABP (Consumer Staples).........................         4,175          79,679
                       Instrumentarium Oyj (Healthcare)............................           800          24,688
                       Kesko Oyj, Class B (Consumer Discretionary).................         5,500          41,168
                       Metso Oyj (Industrial & Commercial).........................         6,076          62,767
                       Nokia Oyj (Information Technology)..........................        59,149       1,302,317
                       Outokumpu Oyj (Materials)...................................         7,430          62,444
                       Pohjola Group Insurance Corp., Class A (Finance)............            65           1,363
                       Pohjola Group Insurance Corp., Class B (Finance)............           102           2,049
                       Raisio Group PLC (Consumer Staples).........................         8,700           9,901
                       Rautaruukki Oyj (Materials).................................           409           1,468
                       Sampo Insurance Co., Ltd., Class A (Finance)................        16,500         137,949
                       Sonera Oyj (Information Technology).........................        18,832         117,054
                       Stockmann AB, Class A (Consumer Discretionary)..............         1,800          16,971
                       Tietoenator Oyj (Information Technology)....................         3,187          77,285
                       UPM-Kymmene Oyj (Materials).................................         8,211         244,403
                       Wartsila Oyj, Class B (Industrial & Commercial).............         2,599          53,469
                                                                                                     -------------
                                                                                                        2,234,975
                                                                                                     -------------
                       FRANCE -- 10.3%
                       Accor SA (Information & Entertainment)......................         9,599         386,558
                       Air Liquide SA (Materials)..................................         2,792         393,525
                       Alcatel SA (Information Technology).........................        18,810         335,108
                       Aventis SA (Healthcare).....................................        40,929       3,147,778
                       Axa (Finance)...............................................        43,932       1,286,496
                       Beghin-Say (Consumer Staples)+..............................         1,952          65,792
                       BNP Paribas (Finance).......................................         9,076         788,996
                       Bouygues SA (Industrial & Commercial).......................        11,778         396,975
                       Cap Gemini SA (Industrial & Commercial).....................         2,846         197,454
                       Carrefour SA (Consumer Discretionary).......................        31,723       1,792,676
                       Cereol (Consumer Staples)+..................................         1,952          43,576
                       Cerestar (Consumer Staples)+................................         1,952          56,393
                       Coflexip SA (Utilities).....................................         1,210         193,851
                       Compagnie de Saint-Gobain (Materials).......................         3,335         491,957
                       Dassault Systemes SA (Information Technology)...............         1,954          82,572
                       Essilor International SA (Healthcare).......................           404         120,110
                       Establissements Economiques du Casino Guichard-Perrachon SA
                         (Consumer Staples)........................................         1,157          94,453
                       Eurazeo (Finance)...........................................           183          10,125
                       France Telecom SA (Information Technology)..................        23,601       1,087,827

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       FRANCE (continued)
                       Gecina (Real Estate)........................................         1,710    $    144,462
                       Groupe Danone (Consumer Staples)............................        16,147       2,106,247
                       Imerys SA (Materials).......................................           337          34,931
                       Klepierre (Real Estate).....................................         2,410         221,533
                       L'Oreal SA (Consumer Staples)...............................        27,670       2,009,356
                       Lafarge SA (Materials)......................................         3,359         287,006
                       Lagardere Group SCA (Industrial & Commercial)...............         6,097         321,591
                       LVMH (Moet Henessy Louis Vuitton) (Consumer Staples)........        21,895       1,159,662
                       Michelin SA, Class B (Consumer Discretionary)...............         2,791          84,859
                       Pechiney SA, Class A (Industrial & Commercial)..............         3,394         173,820
                       Pernod-Ricard SA (Consumer Staples).........................         4,876         354,302
                       Pinault-Printemps-Redoute SA (Consumer Discretionary).......         5,521         816,354
                       Provimi (Consumer Staples)+.................................         1,952          28,795
                       PSA Peugeot Citroen SA (Consumer Discretionary).............         5,796         274,002
                       Sagem SA (Information Technology)...........................           566          27,674
                       Sanofi-Synthelabo SA (Healthcare)...........................        38,378       2,412,337
                       Schneider Electric SA (Information Technology)..............         5,924         316,356
                       Simco SA (Real Estate)......................................         5,241         372,565
                       Societe BIC SA (Consumer Staples)...........................         2,918         112,401
                       Societe Fonciere Lyonnaise (Real Estate)....................         7,540         214,529
                       Societe Generale, Class A (Finance).........................         9,773         544,147
                       Societe Immobiliere de Location pour L'Industrie et le
                         Commerce
                         (Real Estate).............................................           545          81,778
                       Sodexho Alliance SA (Industrial & Commercial)...............         6,340         324,418
                       Sophia (EX-SFI) (Real Estate)...............................         5,930         170,538
                       STMicroelectronics NV (Information Technology)..............         9,747         316,233
                       Suez SA (Utilities).........................................        33,810       1,141,632
                       Thales SA (Industrial & Commercial).........................         6,663         260,507
                       Total Fina SA, Class B (Energy).............................        53,233       7,577,618
                       Unibail SA (Real Estate)....................................        12,135         661,849
                       Usinor SA (Materials).......................................        16,081         183,015
                       Vivendi Universal SA (Industrial & Commercial)..............        37,246       2,184,669
                                                                                                     -------------
                                                                                                       35,891,408
                                                                                                     -------------
                       GERMANY -- 6.0%
                       Allianz AG (Finance)........................................         9,201       2,585,579
                       BASF AG (Materials).........................................        16,375         666,600
                       Bayer AG (Materials)........................................        21,395         885,004
                       Bayerische Hypo-und Vereinsbank AG (Finance)................        11,317         504,785
                       Beiersdorf AG (Healthcare)..................................         8,667       1,022,646
                       Continental AG (Consumer Discretionary).....................         2,582          34,675
                       DaimlerChrysler AG (Consumer Discretionary).................        20,794       1,032,537
                       Deutsche Bank AG (Finance)..................................        13,501         944,847
                       Deutsche Lufthansa AG (Information & Entertainment).........         7,500         126,130
                       Deutsche Telekom AG (Information Technology)................        44,555         992,694
                       Douglas Holding AG (Consumer Discretionary).................         3,600         101,860
                       E. On AG (Utilities)........................................        52,059       2,855,276
                       EM TV & Merchandising AG (Information & Entertainment)......         2,100           6,655
                       Fresenius Medical Care AG (Healthcare)......................         4,150         325,854
                       Gehe AG (Healthcare)........................................         2,750         122,758
                       Heidelberg Zement AG (Materials)............................         2,771         129,736
                       IVG Holding AG (Industrial & Commercial)....................        18,946         237,184
                       Kamps AG (Consumer Staples).................................         2,250          12,804
                       KarstadtQuelle AG (Consumer Discretionary)..................         2,750          84,190
                       Linde AG (Industrial & Commercial)..........................         4,320         185,315
                       MAN AG (Industrial & Commercial)............................         3,410          76,483
                       Merck KGAA (Healthcare).....................................         4,250         166,314
                       Metro AG (Consumer Discretionary)...........................        14,435         567,154

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       GERMANY (continued)
                       Muenchener Rueckversicherungs-Gesellschaft AG (Finance).....         5,598    $  1,605,001
                       Preussag AG (Industrial & Commercial).......................         5,720         172,661
                       RWE AG (Utilities)..........................................        33,515       1,439,748
                       SAP AG (Information Technology).............................        12,471       1,812,344
                       Schering AG (Healthcare)....................................         5,400         291,446
                       SGL Carbon AG (Materials)+..................................           350          10,663
                       Siemens AG (Industrial & Commercial)........................        26,591       1,498,009
                       Thyssen Krupp AG (Industrial & Commercial)..................        14,730         203,876
                       Volkswagen AG (Consumer Discretionary)......................         6,530         302,127
                       WCM Beteiligungs-und Grandbesitz AG (Real Estate)...........         2,066          22,138
                                                                                                     -------------
                                                                                                       21,025,093
                                                                                                     -------------
                       HONG KONG -- 2.2%
                       ASM Pacific Technology Ltd. (Industrial & Commercial).......           500             843
                       Bank of East Asia Ltd. (Finance)............................        81,994         191,327
                       Cathay Pacific Airways Ltd. (Industrial & Commercial).......       230,000         306,678
                       CLP Holdings Ltd. (Utilities)...............................       160,200         677,795
                       Hang Lung Development Co., Ltd. (Real Estate)...............        50,000          49,361
                       Hang Seng Bank Ltd. (Finance)...............................        79,600         892,983
                       Henderson Land Development Co., Ltd. (Real Estate)..........        81,000         382,168
                       Hong Kong & China Gas Co., Ltd. (Utilities).................       359,777         447,432
                       Hutchison Whampoa Ltd. (Multi-industry).....................       145,500       1,403,756
                       Hysan Development Co., Ltd. (Real Estate)...................        43,285          51,056
                       Johnson Electric Holdings Ltd. (Information Technology).....       244,300         357,068
                       Li & Fung Ltd. (Consumer Discretionary).....................       184,000         304,319
                       New World Development Co., Ltd. (Real Estate)+..............       143,378         154,413
                       Pacific Century CyberWorks Ltd. (Finance)+..................       811,654         210,726
                       Shangri-La Asia Ltd. (Information & Entertainment)..........        22,000          19,321
                       Sino Land Co., Ltd. (Real Estate)...........................       201,441          76,835
                       South China Morning Post Holdings Ltd. (Information &
                         Entertainment)............................................        28,000          17,052
                       Sun Hung Kai Properties Ltd. (Real Estate)..................       148,000       1,299,794
                       Swire Pacific Ltd., Class A (Multi-industry)................        53,000         282,678
                       Television Broadcasting Ltd. (Information &
                         Entertainment)............................................         6,000          25,155
                       Wharf Holdings Ltd. (Multi-industry)........................       143,742         325,275
                                                                                                     -------------
                                                                                                        7,476,035
                                                                                                     -------------
                       IRELAND -- 0.1%
                       CRH PLC (Industrial & Commercial)...........................         6,179         105,483
                       Green Property PLC (Real Estate)............................        46,500         293,101
                       Jefferson Smurfit Group PLC (Materials).....................        12,760          26,140
                       Kerry Group PLC, Class A (Consumer Staples).................         1,301          16,264
                                                                                                     -------------
                                                                                                          440,988
                                                                                                     -------------
                       ITALY -- 3.2%
                       Assicurazione Generali SpA (Finance)........................        37,936       1,210,543
                       Autogrill SpA (Information & Entertainment).................         9,570         106,485
                       Banca Di Roma SpA (Finance).................................        17,292          51,924
                       Banca Popolare di Milano SpA (Finance)......................         5,919          22,800
                       Benetton Group SpA (Consumer Discretionary).................         8,017         111,243
                       Beni Stabili SpA (Real Estate)+.............................       389,400         180,677
                       Enel SpA (Utilities)........................................       187,188       1,258,550
                       ENI SpA (Energy)............................................       246,400       2,996,223
                       Fiat SpA (Consumer Discretionary)...........................         7,573         172,441
                       Impreglio SpA (Industrial & Commercial).....................        20,034           9,769
                       IntesaBCI SpA (Finance).....................................       113,925         363,038
                       Italcementi SpA (Materials).................................         3,111          25,411
                       Italgas SpA (Utilities).....................................        15,348         144,038

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                                                                          151


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       ITALY (continued)
                       La Rinascente SpA (Consumer Discretionary)..................        10,189    $     43,440
                       Mediaset SpA (Information & Entertainment)..................        55,898         471,742
                       Mediobanca SpA (Finance)....................................         9,960         114,051
                       Parmalat Finanziaria SpA (Consumer Staples).................        68,497         182,895
                       Pirelli SpA (Industrial & Commercial).......................       105,202         222,880
                       Riunione Adriatica de Sicurta SpA (Finance).................        17,746         217,656
                       San Paolo-IMI SpA (Finance).................................        32,459         402,374
                       Snia SpA (Materials)........................................        19,339          33,183
                       Societa Assicuratrice Industriale SpA (Finance).............         2,129          29,635
                       Telecom Italia Mobile SpA (Information Technology)..........       247,040       1,401,437
                       Telecom Italia SpA (Information Technology).................        85,158         790,992
                       Telecom Italia SpA RNC (Information Technology).............         3,925          19,895
                       UniCredito Italiano SpA (Finance)...........................       112,036         474,716
                                                                                                     -------------
                                                                                                       11,058,038
                                                                                                     -------------
                       JAPAN -- 18.9%
                       Acom Co., Ltd. (Finance)....................................         4,600         374,684
                       Advantest Corp. (Information Technology)....................         3,600         264,426
                       Ajinomoto Co., Inc. (Consumer Discretionary)................        57,000         656,745
                       Alps Electric Co., Ltd. (Utilities).........................         2,286          19,132
                       Amada Co., Ltd. (Industrial & Commercial)...................         8,000          40,390
                       Asahi Breweries Ltd. (Consumer Staples).....................        31,400         336,913
                       Asahi Glass Co., Ltd. (Materials)...........................        98,200         705,582
                       Asahi Kasei Corp. (Materials)...............................        63,000         256,577
                       Asatsu-DK, Inc. (Information & Entertainment)...............         2,900          58,705
                       Benesse Corp. (Information & Entertainment).................         7,900         235,142
                       Bridgestone Corp. (Consumer Discretionary)..................        41,400         343,509
                       Canon, Inc. (Information & Entertainment)...................        19,200         648,296
                       Casio Computer Co., Ltd. (Information Technology)...........        20,600         109,445
                       Central Japan Railway Co. (Industrial & Commercial).........            94         554,313
                       Chugai Pharmaceutical Co., Ltd. (Healthcare)................        19,400         273,196
                       Chuo Mitsui Trust & Banking Co., Ltd. (Finance).............        82,000         125,316
                       Citizen Watch Co., Ltd. (Consumer Discretionary)............        14,000          89,838
                       Cosmo Oil Co., Ltd. (Energy)................................         3,000           8,041
                       Credit Saison Co., Ltd. (Finance)...........................         2,300          53,553
                       CSK Corp. (Information Technology)..........................           900          26,932
                       Dai Nippon Printing Co., Ltd. (Industrial & Commercial).....        43,400         494,839
                       Daicel Chemical Industries Ltd. (Materials).................         1,000           3,361
                       Daiei, Inc. (Consumer Discretionary)+.......................        38,200          66,631
                       Daiichi Pharmaceutical Co., Ltd. (Healthcare)...............         5,000         111,018
                       Daikin Industries Ltd. (Industrial & Commercial)............        31,400         614,282
                       Daimaru, Inc. (Consumer Discretionary)......................         1,000           4,081
                       Dainippon Ink & Chemicals, Inc. (Materials).................         7,000          17,139
                       Daito Trust Construction Co., Ltd. (Real Estate)............         7,000         117,339
                       Daiwa House Industry Co., Ltd. (Consumer Discretionary).....        39,400         290,661
                       Daiwa Securities Group, Inc. (Finance)......................        66,000         572,972
                       Denki Kagaku Kogyo Kabushiki Kaisha (Materials).............         6,000          17,187
                       Denso Corp. (Consumer Discretionary)........................        26,859         495,359
                       East Japan Railway Co. (Industrial & Commercial)............           229       1,225,804
                       Ebara Corp. (Industrial & Commercial).......................        23,600         169,192
                       Eisai Co., Ltd. (Healthcare)................................         9,000         188,670
                       Fanuc Ltd. (Information Technology).........................        10,900         471,827
                       Fuji Machine Manufacturing Co., Ltd. (Industrial &
                         Commercial)...............................................         3,300          52,940
                       Fuji Photo Film Co., Ltd. (Information & Entertainment).....        24,600         972,348
                       Fuji Software ABC, Inc. (Information Technology)............         2,500         124,020
                       Fujikura Ltd. (Information & Entertainment).................         4,000          22,532
                       Fujitsu Ltd. (Information Technology).......................        61,400         572,340
                       Furukawa Electric Co., Ltd. (Industrial & Commercial).......        30,600         234,801

---------------------

    152
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

                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Hirose Electric Co., Ltd. (Information Technology)..........         1,400    $     95,215
                       Hitachi Ltd. (Information Technology).......................       111,800         940,165
                       Honda Motor Co., Ltd. (Consumer Discretionary)..............        31,000       1,408,865
                       House Foods Corp. (Consumer Staples)........................         1,000          10,362
                       Hoya Corp. (Information Technology).........................         2,500         158,425
                       Inax Corp. (Materials)......................................         2,000          15,458
                       Isetan Co., Ltd. (Consumer Discretionary)...................         2,000          22,052
                       Ishikawajima-Harima Heavy Industries Co., Ltd. (Industrial &
                         Commercial)...............................................        12,000          29,093
                       Ito-Yokado Co., Ltd. (Consumer Discretionary)...............        18,600         817,043
                       Itochu Corp. (Industrial & Commercial)......................        54,000         189,246
                       Japan Airlines Co., Ltd. (Information & Entertainment)......        33,100         100,640
                       Japan Energy Corp. (Energy).................................        41,400          79,501
                       Japan Tobacco, Inc. (Consumer Staples)......................           148       1,071,691
                       JGC Corp. (Industrial & Commercial).........................         2,000          14,322
                       Jusco Co., Ltd. (Consumer Discretionary)....................        19,800         484,782
                       Kadokawa Shoten Publishing Co., Ltd. (Information &
                         Entertainment)............................................         2,700          45,691
                       Kajima Corp. (Industrial & Commercial)......................        67,800         184,988
                       Kamigumi Co., Ltd. (Industrial & Commercial)................         2,000          10,354
                       Kanebo Ltd. (Consumer Staples)+.............................         2,000           4,945
                       Kaneka Corp. (Materials)....................................         6,000          50,312
                       Kansai Electric Power Co., Inc. (Utilities).................        57,500         954,653
                       Kao Corp. (Materials).......................................        56,800       1,327,060
                       Kawasaki Heavy Industries Ltd. (Industrial & Commercial)....        22,000          32,213
                       Kawasaki Kisen Kaisha Ltd. (Industrial & Commercial)........         2,000           3,473
                       Kawasaki Steel Corp. (Materials)............................        68,000          72,364
                       Keihin Electric Express Railway Co., Ltd. (Industrial &
                         Commercial)...............................................        18,000          81,661
                       Kikkoman Corp. (Consumer Staples)...........................         2,000          13,170
                       Kinden Corp. (Utilities)....................................         3,000          18,675
                       Kinki Nippon Railway Co., Ltd. (Industrial & Commercial)....       109,275         419,683
                       Kirin Brewery Co., Ltd. (Consumer Staples)..................        94,800         775,209
                       Kokuyo Co., Ltd. (Information Technology)...................         1,000          10,402
                       Komatsu Ltd. (Industrial & Commercial)......................        66,800         274,191
                       Konami Co., Ltd. (Information Technology)...................         4,000         176,988
                       Konica Corp. (Information & Entertainment)..................         3,000          19,827
                       Koyo Seiko Co., Ltd. (Consumer Discretionary)...............         2,000          10,098
                       Kubota Corp. (Industrial & Commercial)......................       104,000         410,242
                       Kuraray Co., Ltd. (Industrial & Commercial).................         8,000          56,585
                       Kurita Water Industries Ltd. (Utilities)....................         2,000          27,844
                       Kyocera Corp. (Information Technology)......................         8,300         621,603
                       Kyowa Hakko Kogyo Co., Ltd. (Healthcare)....................         9,400          59,041
                       Marubeni Corp. (Consumer Discretionary)+....................        57,200          87,873
                       Marui Co., Ltd. (Consumer Discretionary)....................         7,000          98,408
                       Matsushita Electric Industrial Co., Ltd. (Information &
                         Entertainment)............................................        91,000       1,266,923
                       Meiji Dairies Corp. (Consumer Staples)......................         1,000           3,881
                       Meiji Seika Kaisha Ltd. (Consumer Staples)..................         5,000          24,924
                       Meitec Corp. (Information Technology).......................           500          16,803
                       Minebea Co., Ltd. (Information Technology)..................         7,000          41,167
                       Mitsubishi Chemical Corp. (Materials).......................        94,000         250,456
                       Mitsubishi Corp. (Consumer Discretionary)...................        60,000         469,515
                       Mitsubishi Electric Corp. (Information Technology)..........       130,800         547,355
                       Mitsubishi Estate Co., Ltd. (Real Estate)...................        42,000         393,519
                       Mitsubishi Gas Chemical Co., Inc. (Materials)...............         1,000           3,233
                       Mitsubishi Heavy Industries Ltd. (Industrial &
                         Commercial)...............................................       208,400         788,712
                       Mitsubishi Logistcs Corp. (Industrial & Commercial).........         3,000          27,028
                       Mitsubishi Materials Corp. (Materials)......................        60,600         119,765
                       Mitsubishi Paper Mills Ltd. (Materials).....................        21,000          36,126
                       Mitsubishi Rayon Co., Ltd. (Consumer Discretionary).........         6,000          19,635
                       Mitsubishi Tokyo Financial Group, Inc. (Finance)............             1           6,075

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Mitsui & Co., Ltd. (Consumer Discretionary).................        60,600    $    402,448
                       Mitsui Fudosan Co., Ltd. (Real Estate)......................        29,000         274,268
                       Mitsui Marine & Fire Co., Ltd. (Finance)....................        31,000         168,171
                       Mitsui Mining & Smelting Co., Ltd. (Materials)..............         6,000          22,468
                       Mitsukoshi Ltd. (Consumer Discretionary)....................        35,200         127,867
                       Murata Manufacturing Co., Ltd. (Information Technology).....        12,100         774,524
                       Mycal Corp. (Consumer Discretionary)........................        18,600          15,329
                       Namco Ltd. (Information & Entertainment)....................           300           5,593
                       NEC Corp. (Information Technology)..........................        72,800         972,181
                       NGK Insulators Ltd. (Industrial & Commercial)...............        33,400         281,407
                       NGK Spark Plug Co., Ltd. (Consumer Discretionary)...........         2,000          16,771
                       Nichiei Co., Ltd. (Finance).................................         1,300          11,546
                       Nichirei Corp. (Consumer Staples)...........................         1,000           3,873
                       Nidec Corp. (Industrial & Commercial).......................         1,800          81,517
                       Nikon Corp. (Information & Entertainment)...................        17,000         142,823
                       Nintendo Co., Ltd. (Information & Entertainment)............         6,300       1,112,002
                       Nippon COMSYS Corp. (Utilities).............................         2,000          22,948
                       Nippon Express Co., Ltd. (Industrial & Commercial)..........        43,400         176,059
                       Nippon Meat Packers, Inc. (Consumer Staples)................        31,400         377,614
                       Nippon Mitsubishi Oil Corp. (Energy)........................       131,200         694,946
                       Nippon Sheet Glass Co., Ltd. (Industrial & Commercial)......        25,000         127,020
                       Nippon Steel Corp. (Materials)..............................       379,000         536,750
                       Nippon Telegraph & Telephone Corp. (Information
                         Technology)...............................................           508       2,605,441
                       Nippon Unipac Holding (Materials)...........................            11          59,762
                       Nippon Yusen Kabushiki Kaisha (Industrial & Commercial).....        94,000         346,727
                       Nishimatsu Construction Co., Ltd. (Industrial &
                         Commercial)...............................................         2,000           8,481
                       Nissan Motor Co., Ltd. (Consumer Discretionary).............       112,600         773,010
                       Nisshin Seifun Group, Inc. (Consumer Staples)...............         3,000          22,132
                       Nisshinbo Industries, Inc. (Consumer Discretionary).........         7,000          34,109
                       Nissin Food Products Co., Ltd. (Consumer Staples)...........         3,200          68,747
                       Nitto Denko Corp. (Information Technology)..................         8,700         152,448
                       Nomura Securities Co., Ltd. (Finance).......................        93,000       1,518,003
                       NSK Ltd. (Industrial & Commercial)..........................        50,000         190,030
                       NTN Corp. (Industrial & Commercial).........................        14,000          34,501
                       Obayashi Corp. (Consumer Discretionary).....................        23,000          90,911
                       Oji Paper Co., Ltd. (Materials).............................        75,800         411,811
                       Olympus Optical Co., Ltd (Information Technology)...........         4,000          60,234
                       Omron Corp. (Information Technology)........................         4,000          57,609
                       Onward Kashiyama Co., Ltd. (Consumer Discretionary).........         1,000          10,794
                       Orient Corp. (Finance)......................................         7,000          10,082
                       Oriental Land Co., Ltd. (Information & Entertainment).......         4,700         351,616
                       Orix Corp. (Finance)........................................         3,300         278,565
                       Osaka Gas Co., Ltd. (Utilities).............................       179,200         557,760
                       Pioneer Corp. (Industrial & Commercial).....................         9,600         242,727
                       Promise Co., Ltd. (Finance).................................         5,500         398,264
                       Rohm Co., Ltd. (Information Technology).....................         5,200         716,883
                       Sankyo Co., Ltd. (Healthcare)...............................        29,600         571,964
                       Sanrio Co., Ltd. (Information & Entertainment)..............         1,900          22,196
                       Sanyo Electric Co., Ltd. (Information Technology)...........        92,000         505,713
                       Sapporo Breweries (Consumer Staples)........................         2,000           6,065
                       Secom Co., Ltd. (Industrial & Commercial)...................        16,000         864,138
                       Sega Enterprises Ltd. (Information & Entertainment)+........         3,400          53,565
                       Seiyu Ltd. (Consumer Discretionary)+........................         4,000          12,226
                       Sekisui Chemical Co., Ltd. (Industrial & Commercial)........         5,000          15,722
                       Sekisui House Ltd. (Consumer Discretionary).................        43,400         358,368
                       Sharp Corp. (Information Technology)........................        56,800         652,623
                       Shimamura Co., Ltd. (Consumer Discretionary)................           500          28,805
                       Shimano, Inc. (Information & Entertainment).................         9,500         121,011

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Shimizu Corp. (Consumer Discretionary)......................        53,000    $    216,275
                       Shin-Etsu Chemical Co., Ltd. (Materials)....................        12,000         415,747
                       Shionogi & Co., Ltd. (Healthcare)...........................        10,000         197,232
                       Shiseido Co., Ltd. (Consumer Discretionary).................        17,600         165,044
                       Showa Denko K.K. (Materials)................................         7,000           8,233
                       Showa Shell Sekiyu K.K. (Energy)............................        12,000          71,531
                       Skylark Co., Ltd. (Information & Entertainment).............         1,000          27,844
                       SMC Corp. (Industrial & Commercial).........................         3,200         298,288
                       Snow Brand Milk Products Co., Ltd. (Consumer Staples).......         3,000           8,905
                       Softbank Corp. (Finance)....................................        13,700         344,199
                       Sony Corp. (Information & Entertainment)....................        34,900       1,717,355
                       Sumitomo Chemical Co., Ltd. (Materials).....................        92,400         393,317
                       Sumitomo Corp. (Consumer Discretionary).....................        40,400         241,792
                       Sumitomo Electric Industries Ltd. (Industrial &
                         Commercial)...............................................        26,200         259,526
                       Sumitomo Forestry Co., Ltd. (Materials).....................        18,800         120,490
                       Sumitomo Marine & Fire Insurance Co., Ltd. (Finance)........        10,000          59,690
                       Sumitomo Metal Industries Ltd. (Materials)+.................        97,800          51,647
                       Sumitomo Metal Mining Co., Ltd. (Materials).................        32,400         121,066
                       Sumitomo Osaka Cement Co., Ltd. (Materials).................         1,000           1,784
                       Taiheiyo Cement Corp. (Materials)...........................         9,000          20,739
                       Taisei Corp. (Consumer Discretionary).......................        72,800         191,640
                       Taisho Pharmaceutical Co., Ltd. (Healthcare)................        25,600         507,985
                       Taiyo Yuden Co., Ltd. (Information Technology)..............         6,000         127,700
                       Takara Shuzo Co., Ltd. (Consumer Staples)...................         4,000          45,543
                       Takashimaya Co., Ltd. (Consumer Discretionary)..............         3,000          22,540
                       Takeda Chemical Industries Ltd. (Healthcare)................        32,200       1,484,013
                       Takefuji Corp. (Finance)....................................         6,900         584,109
                       Teijin Ltd. (Materials).....................................        53,800         244,506
                       Teikoku Oil Co., Ltd. (Energy)..............................         2,000           9,313
                       Terumo Corp. (Healthcare)...................................        14,000         257,641
                       Tobu Railway Co., Ltd. (Industrial & Commercial)............        59,200         182,365
                       Toda Corp. (Industrial & Commercial)........................         1,000           3,473
                       Tohoku Electric Power Co., Inc. (Utilities).................        34,900         614,338
                       Tokio Marine & Fire Insurance Co., Ltd. (Finance)...........        50,000         467,275
                       Tokyo Broadcasting System, Inc. (Information &
                         Entertainment)............................................         3,000          51,728
                       Tokyo Electric Power Co., Inc. (Utilities)..................        79,900       1,882,745
                       Tokyo Electron Ltd. (Information Technology)................         7,100         411,866
                       Tokyo Gas Co., Ltd. (Utilities).............................       168,400         525,492
                       Tokyu Corp. (Industrial & Commercial).......................        58,000         325,316
                       Toppan Printing Co., Ltd. (Industrial & Commercial).........        45,200         440,499
                       Toray Industries, Inc. (Materials)..........................        63,100         209,526
                       Toshiba Corp. (Industrial & Commercial).....................        94,000         439,238
                       Tosoh Corp. (Materials).....................................         6,000          14,882
                       Tostem Corp. (Industrial & Commercial)......................         4,000          73,292
                       Toto Ltd. (Materials).......................................        33,200         206,404
                       Toyo Information Systems Co., Ltd. (Information
                         Technology)...............................................         2,600          79,053
                       Toyo Seikan Kaisha Ltd. (Industrial & Commercial)...........         4,000          59,562
                       Toyobo Co., Ltd. (Consumer Discretionary)...................         9,000          16,275
                       Toyota Motor Corp. (Consumer Discretionary).................       137,200       4,522,836
                       Trans Cosmos, Inc. (Information Technology).................         1,400          44,247
                       Ube Industries Ltd. (Materials).............................        64,800         114,585
                       UFJ Holdings, Inc. (Finance)................................             1           3,700
                       Uni-Charm Corp. (Consumer Staples)..........................           500          13,602
                       UNY Co., Ltd. (Consumer Discretionary)......................         2,000          20,723
                       Wacoal Corp. (Consumer Discretionary).......................         1,000          10,010
                       World Co., Ltd. (Consumer Discretionary)....................         1,300          43,583
                       Yakult Honsha Co., Ltd. (Consumer Staples)..................         2,000          21,299
                       Yamaha Corp. (Information & Entertainment)..................         2,000          19,939

                                                           ---------------------


                        COMMON STOCK (CONTINUED)                                          SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       JAPAN (continued)
                       Yamanouchi Pharmaceutical Co., Ltd. (Healthcare)............        22,000    $    609,057
                       Yamato Transport Co., Ltd. (Information & Entertainment)....         6,000         116,659
                       Yamazaki Baking Co., Ltd. (Consumer Staples)................         2,000          13,458
                       Yokogawa Electric Corp. (Information Technology)............         5,000          37,606
                                                                                                     -------------
                                                                                                       65,691,103
                                                                                                     -------------
                       NETHERLANDS -- 6.0%
                       ABN AMRO Holding NV (Finance)...............................        35,931         635,092
                       Aegon NV (Finance)..........................................        38,175       1,066,776
                       Akzo Nobel NV (Materials)...................................         8,447         353,034
                       ASML Holding NV (Information Technology)+...................         2,719          56,700
                       Buhrmann NV (Materials).....................................         3,420          26,377
                       Corio NV (Real Estate)......................................        11,400         249,503
                       Elsevier NV (Information & Entertainment)...................        24,949         304,472
                       Eurocommercial Properties NV (Real Estate)..................         4,900          80,217
                       Getronics NV (Information Technology).......................         8,496          26,925
                       Hagemeyer NV (Consumer Discretionary).......................         3,959          71,120
                       Heineken NV (Consumer Staples)..............................        41,062       1,621,602
                       ING Groep NV (Finance)......................................        52,318       1,705,658
                       Koninklijke Ahold NV (Consumer Discretionary)...............        26,805         805,837
                       Koninklijke KPN NV (Information Technology)+................        12,818          61,606
                       Koninklijke Philips Electronics NV (Information
                         Technology)...............................................        54,331       1,519,672
                       Oce NV (Information Technology).............................           455           4,840
                       Rodamco Europe NV (Real Estate).............................         9,740         370,919
                       Royal Dutch Petroleum Co. NV (Energy).......................       132,004       7,702,265
                       TNT Post Group NV (Industrial & Commercial).................        21,288         432,555
                       Uni-Invest NV (Real Estate).................................         7,700          79,543
                       Unilever NV (Consumer Staples)..............................        56,106       3,342,479
                       Vedior NV (Industrial & Commercial).........................         2,777          26,986
                       Wolters Kluwer NV (Information & Entertainment).............        12,037         319,190
                                                                                                     -------------
                                                                                                       20,863,368
                                                                                                     -------------
                       NEW ZEALAND -- 0.0%
                       Carter Holt Harvey Ltd. (Materials).........................        46,988          36,210
                                                                                                     -------------
                       NORWAY -- 0.1%
                       Elkem ASA (Materials).......................................         1,300          21,775
                       Norske Skogindustrier ASA, Class A (Materials)..............         1,600          25,223
                       Orkla ASA (Consumer Staples)................................         6,700         124,692
                                                                                                     -------------
                                                                                                          171,690
                                                                                                     -------------
                       PORTUGAL -- 0.1%
                       Banco Comercial Portugues SA (Finance)......................        21,100          81,462
                       Electricidade de Portugal SA (Utilities)....................        39,420         104,221
                       Portugal Telecom SA (Information Technology)................        15,119         108,402
                                                                                                     -------------
                                                                                                          294,085
                                                                                                     -------------
                       SINGAPORE -- 1.1%
                       Capitaland Ltd. (Real Estate)+..............................       119,750         156,071
                       Chartered Semiconductor Manufacturing Ltd. (Information
                         Technology)+..............................................         5,000          12,922
                       City Developments Ltd. (Real Estate)........................        62,000         211,469
                       Creative Technology Ltd. (Information Technology)...........           650           5,443
                       Cycle & Carriage Ltd. (Consumer Discretionary)..............        26,000          45,854
                       DBS Group Holdings Ltd. (Finance)...........................        66,344         496,725
                       First Capital Corp., Ltd. (Real Estate).....................        27,000          18,119
                       Fraser & Neave Ltd. (Consumer Staples)......................        30,000         129,776
                       Hotel Properties Ltd. (Real Estate).........................        78,000          63,158

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       SINGAPORE (continued)
                       Keppel Corp., Ltd. (Multi-industry).........................        26,000    $     52,487
                       Neptune Orient Lines Ltd. (Industrial & Commercial)+........        60,000          40,597
                       Oversea-Chinese Banking Corp., Ltd. (Finance)...............        63,260         399,958
                       Parkway Holdings Ltd. (Real Estate).........................        80,000          38,157
                       Sembcorp Industries Ltd. (Industrial & Commercial)..........       168,331         155,905
                       Singapore Airlines Ltd. (Information & Entertainment).......       110,000         774,777
                       Singapore Press Holdings Ltd. (Information &
                         Entertainment)............................................        33,918         363,051
                       Singapore Technologies Engineering Ltd. (Industrial &
                         Commercial)...............................................       277,000         422,467
                       Singapore Telecommunications Ltd. (Information
                         Technology)...............................................       143,300         144,643
                       United Industrial Corp., Ltd. (Multi-industry)..............       144,000          62,293
                       United Overseas Bank Ltd. (Finance).........................        51,152         297,874
                       United Overseas Land Ltd. (Consumer Discretionary)..........        57,000          55,638
                       Venture Manufacturing Ltd. (Information Technology).........         4,000          28,617
                                                                                                     -------------
                                                                                                        3,976,001
                                                                                                     -------------
                       SPAIN -- 3.1%
                       Acerinox SA (Materials).....................................         1,642          45,425
                       ACS, Actividades de Construccion y Servicios SA (Industrial
                         & Commercial).............................................         3,857         101,298
                       Altadis SA (Consumer Staples)...............................        23,440         336,947
                       Autopistas, Concesionaria Espanola SA (Industrial &
                         Commercial)+..............................................        18,464         179,424
                       Banco Bilbao Vizcaya Argentaria SA (Finance)................       121,265       1,485,198
                       Banco Santander Central Hispano SA (Finance)................       121,923       1,072,712
                       Corporacion Mapfre SA (Finance).............................         3,984          87,195
                       Ebro Puleva SA (Consumer Staples)...........................         5,231          60,449
                       Endesa SA (Utilities).......................................        82,630       1,349,112
                       Fomento de Construccciones y Contratas SA (Industrial &
                         Commercial)...............................................         6,301         133,934
                       Gas Natural SDG SA (Utilities)..............................        37,263         651,459
                       Grupo Dragados SA (Industrial & Commercial).................         9,994         124,239
                       Iberdrola SA (Utilities)....................................        74,498         979,593
                       Inmobiliaria Colonial SA (Real Estate)......................        22,270         270,023
                       Metrovacesa SA (Real Estate)................................        27,269         403,925
                       Puleva Biotech SA (Healthcare)+.............................         5,231               0
                       Repsol SA (Energy)..........................................        75,754       1,253,426
                       Sociedad General de Aguas de Barcelona SA (Utilities).......        12,063         170,764
                       Sol Melia SA (Information & Entertainment)..................         6,777          59,329
                       Telefonica SA (Information Technology)......................        96,758       1,179,118
                       TelePizza SA (Information & Entertainment)+.................        15,230          24,933
                       Union Electrica Fenosa SA (Utilities).......................        24,748         451,728
                       Vallehermoso SA (Real Estate)...............................        72,338         467,996
                       Zardoya Otis SA (Industrial & Commercial)...................         3,331          31,348
                       Zardoya Otis SA (Industrial & Commercial)+..................           333           3,134
                                                                                                     -------------
                                                                                                       10,922,709
                                                                                                     -------------
                       SWEDEN -- 1.7%
                       AssiDoman AB (Materials)....................................         1,799          38,950
                       Atlas Copco AB, Class A (Industrial & Commercial)...........         5,850         124,181
                       Atlas Copco AB, Class B (Industrial & Commercial)...........         3,300          67,721
                       Castellum AB (Real Estate)..................................        29,630         302,632
                       Drott AB, Class B (Real Estate).............................        14,320         149,630
                       Electrolux AB, Class B (Consumer Discretionary).............        20,900         313,805
                       Hennes & Mauritz AB, Class B (Consumer Discretionary).......        52,600         977,925
                       JM AB, Class B (Real Estate)................................        12,200         287,113
                       Nordea AB (Finance).........................................        21,300         119,302
                       Nordea AB GDR (Finance).....................................        18,051         101,138
                       OM AB (Finance).............................................         4,800          58,740
                       Sandvik AB (Industrial & Commercial)........................        12,800         255,446
                       Securitas AB, Class B (Industrial & Commercial).............        26,844         499,077
                       Skandia Forsakrings AB (Finance)............................        41,300         381,003

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       SWEDEN (continued)
                       Skandinaviska Enskilda Bank, Class A (Finance)..............        11,700    $    106,834
                       Skanska AB, Class B (Industrial & Commercial)...............        23,600         217,716
                       SKF AB, Class B (Materials).................................         4,000          67,024
                       SSAB Svenskt Stal AB, Class A (Materials)...................         3,600          31,178
                       Svenska Cellulosa AB, Class B (Materials)...................         8,227         182,771
                       Svenska Handelsbanken AB, Series A (Finance)................        17,200         250,965
                       Swedish Match Co. (Consumer Staples)........................        14,300          67,980
                       Tele2 AB, Class B (Information Technology)+.................         1,200          39,311
                       Telefonaktiebolaget LM Ericsson AB, Class B (Information
                         Technology)...............................................       150,600         815,165
                       Telia AB (Information Technology)...........................        19,902         102,105
                       Trelleborg AB, Class B (Multi-industry).....................         6,600          50,014
                       Volvo AB, Class A (Consumer Discretionary)..................         2,400          36,374
                       Volvo AB, Class B (Consumer Discretionary)..................         8,900         139,913
                       Wihlborgs Fastigheter AB (Real Estate)......................        51,800          76,069
                       WM-Data AB, Class B (Information Technology)................        17,200          42,583
                                                                                                     -------------
                                                                                                        5,902,665
                                                                                                     -------------
                       SWITZERLAND -- 7.7%
                       ABB Ltd. (Energy)...........................................        33,140         367,242
                       Adecco SA (Industrial & Commercial).........................        11,000         547,422
                       Credit Suisse Group (Finance)...............................         6,590       1,115,430
                       Georg Fisher AG (Industrial & Commercial)...................           101          22,560
                       Givaudan AG (Consumer Staples)..............................           412         117,060
                       Holcim Ltd. (Materials).....................................           725          33,584
                       Holcim Ltd., Class B (Materials)............................           710         139,075
                       Lonza AG (Materials)........................................            21          12,492
                       Nestle SA (Consumer Staples)................................        42,730       9,148,834
                       Novartis AG (Healthcare)....................................       179,720       6,250,316
                       Roche Holding AG (Healthcare)...............................        47,700       3,629,738
                       Roche Holding AG Gerusscheine NPV (Healthcare)..............        13,900       1,190,440
                       SGS Societe Generale de Surveillance Holding SA, Series B
                         (Industrial & Commercial).................................           355          56,493
                       Sulzer AG (Multi-industry)..................................           135          26,952
                       Sulzer Medica AG (Healthcare)...............................           270          13,835
                       Swatch Group AG (Consumer Discretionary)....................           230          46,583
                       Swatch Group AG, Class B (Consumer Discretionary)...........           245         234,495
                       Swiss Re (Finance)..........................................           448         938,205
                       Swisscom AG (Information Technology)........................         2,005         551,111
                       Syngenta AG (Materials)+....................................         2,580         135,487
                       UBS AG (Finance)............................................        29,670       1,345,203
                       Valora Holding AG (Industrial & Commercial).................           228          41,494
                       Zurich Financial Services AG (Finance)......................         2,563         849,834
                                                                                                     -------------
                                                                                                       26,813,885
                                                                                                     -------------
                       THAILAND -- 0.0%
                       Advance Agro PCL alien shares (Materials)+..................           660             206
                       CMIC Finance & Security PCL alien shares (Finance)+(1)......         6,700               0
                       Finance One PCL alien shares (Finance)+(1)..................        37,700               0
                       General Finance & Securities PCL alien shares
                         (Finance)+(1).............................................         7,650               0
                       Univest Land PCL alien shares (Real Estate)+(1).............        22,500               0
                                                                                                     -------------
                                                                                                              206
                                                                                                     -------------
                       UNITED KINGDOM -- 21.5%
                       3i Group PLC (Finance)......................................        20,493         271,311
                       Abbey National PLC (Finance)................................        42,934         675,485
                       Amersham PLC (Healthcare)...................................        35,100         283,119
                       Amvescap PLC (Finance)......................................        19,474         309,439

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       ARM Holdings PLC (Information Technology)+..................        23,020    $     93,169
                       AstraZeneca Group PLC (Healthcare)..........................        97,866       4,859,095
                       BAA PLC (Industrial & Commercial)...........................        58,404         565,975
                       BAE Systems PLC (Industrial & Commercial)...................       152,352         812,560
                       Barclays PLC (Finance)......................................        55,489       1,645,601
                       BG Group PLC (Energy).......................................       198,874         793,563
                       BOC Group PLC (Materials)...................................        22,539         313,173
                       Boots Co. PLC (Consumer Discretionary)......................        41,036         389,480
                       BP PLC (Energy).............................................     1,487,386      12,368,299
                       British Airways PLC (Information & Entertainment)...........        79,895         390,534
                       British American Tobacco PLC (Consumer Staples).............       170,105       1,364,806
                       British Land Co. PLC (Real Estate)..........................        93,950         633,291
                       British Sky Broadcasting Group PLC (Information &
                         Entertainment)+...........................................        58,270         656,021
                       British Telecommunications PLC (Information Technology).....       321,937       2,238,907
                       Bunzl PLC (Materials).......................................         4,064          26,583
                       Cadbury Schweppes PLC (Consumer Staples)....................       147,180       1,002,587
                       Canary Wharf Group PLC (Real Estate)+.......................        30,196         232,375
                       Capita Group PLC (Industrial & Commercial)..................        48,948         333,433
                       Carlton Communications PLC (Information & Entertainment)....        19,475          96,236
                       Centrica PLC (Utilities)....................................       189,145         599,750
                       CGNU PLC (Finance)..........................................        81,248       1,146,287
                       Chelsfield PLC (Real Estate)................................        59,500         283,914
                       Compass Group PLC (Industrial & Commercial).................       125,459         937,762
                       Corus Group PLC (Materials).................................        35,544          29,379
                       Diageo PLC (Consumer Staples)...............................       260,074       2,672,253
                       Dixons Group PLC (Information Technology)...................        91,494         298,915
                       EMI Group PLC (Information & Entertainment).................        24,870         156,034
                       GKN PLC (Consumer Discretionary)............................        33,088         335,263
                       GlaxoSmithKline PLC (Healthcare)............................       382,151      11,039,113
                       Granada PLC (Information & Entertainment)...................        87,259         195,856
                       Grantchester Holdings PLC (Real Estate).....................        55,895         144,177
                       Great Portland Estates PLC (Real Estate)....................        34,984         139,696
                       GUS PLC (Consumer Discretionary)............................        58,942         524,149
                       Halifax Group PLC (Finance).................................        70,147         812,728
                       Hammerson PLC (Real Estate).................................        31,210         217,054
                       Hanson PLC (Multi-industry).................................        12,303          88,717
                       Hays PLC (Industrial & Commercial)..........................        93,322         234,068
                       Hilton Group PLC (Information & Entertainment)..............       113,770         397,227
                       HSBC Holdings PLC (Finance).................................       282,580       3,271,977
                       Imperial Chemical Industries PLC (Materials)................        22,334         138,134
                       International Power PLC (Utilities)+........................        40,052         175,515
                       Invensys PLC (Industrial & Commercial)......................       224,464         271,901
                       Johnson Matthey PLC (Multi-industry)........................         1,813          26,354
                       Kingfisher PLC (Consumer Discretionary).....................        70,430         400,476
                       Land Securities PLC (Real Estate)...........................        54,318         679,648
                       Lattice Group PLC (Utilities)+..............................       198,874         466,927
                       Legal & General Group PLC (Finance).........................       202,043         483,725
                       Lloyds TSB Group PLC (Finance)..............................       160,562       1,648,626
                       Logica PLC (Information Technology).........................        15,845         155,581
                       Marconi PLC (Information Technology)........................        67,058          95,564
                       Marks & Spencer PLC (Consumer Discretionary)................       151,515         533,872
                       Misys PLC (Information Technology)..........................        28,918         154,129
                       National Grid Group PLC (Utilities).........................        74,867         506,792

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       -------------------------------------------------------------------------------------------
                       UNITED KINGDOM (continued)
                       P&O Princess Cruises PLC (Information & Entertainment)......        31,736    $    168,357
                       Pearson PLC (Information & Entertainment)...................        25,143         384,470
                       Peninsular & Oriental Steam Navigation Co. (Industrial &
                         Commercial)...............................................        31,736         117,816
                       Prudential PLC (Finance)....................................        66,054         815,197
                       Psion PLC (Information Technology)..........................         4,359           5,684
                       Railtrack Group PLC (Industrial & Commercial)...............        24,315         114,003
                       Reed International PLC (Information & Entertainment)........        39,770         341,191
                       Rentokil Initial PLC (Industrial & Commercial)..............       102,823         355,343
                       Reuters Group PLC (Information & Entertainment).............        45,043         546,264
                       Rexam PLC (Materials).......................................         4,334          19,332
                       Rio Tinto PLC (Materials)...................................        31,530         530,214
                       RMC Group PLC (Materials)...................................         2,747          25,955
                       Royal Bank of Scotland Group PLC (Finance)..................        75,996       1,732,831
                       Sage Group PLC (Information Technology).....................        53,136         177,952
                       Sainsbury (J) PLC (Consumer Discretionary)..................        96,017         561,019
                       Schroders PLC (Finance).....................................        11,135         137,659
                       Scottish Power PLC (Utilities)..............................        93,283         651,394
                       Six Continents PLC (Consumer Staples).......................        60,027         601,806
                       Slough Estates PLC (Real Estate)............................        39,550         205,724
                       Smith & Nephew PLC (Healthcare).............................        23,211         117,179
                       Tate & Lyle PLC (Consumer Staples)..........................        15,942          58,842
                       Tesco PLC (Consumer Staples)................................       352,017       1,259,165
                       Unilever PLC (Consumer Staples).............................       218,987       1,869,350
                       United Utilities PLC (Utilities)............................        38,253         354,343
                       Vodafone Group PLC (Information Technology).................     1,794,298       3,925,079
                       WPP Group PLC (Information & Entertainment).................        35,459         376,468
                                                                                                     -------------
                                                                                                       75,069,242
                                                                                                     -------------
                       TOTAL COMMON STOCK (cost $340,464,682)......................                   298,384,215
                                                                                                     -------------

                       PREFERRED STOCK -- 0.2%
                       -------------------------------------------------------------------------------------------
                       AUSTRALIA -- 0.2%
                       News Corp., Ltd. (Information & Entertainment)..............        95,660         753,646
                                                                                                     -------------

                       GERMANY -- 0.0%
                       Dyckerhoff AG (Materials)...................................           800          15,128
                       Volkswagen AG (Consumer Discretionary)......................         1,380          42,043
                                                                                                     -------------
                                                                                                           57,171
                                                                                                     -------------
                       ITALY -- 0.0%
                       Fiat SpA (Consumer Discretionary)...........................         1,701          24,645
                                                                                                     -------------
                       TOTAL PREFERRED STOCK (cost $733,448).......................                       835,462
                                                                                                     -------------
                                                                                         PRINCIPAL
                                                                                          AMOUNT
                                                                                      (DENOMINATED IN
                       BONDS & NOTES -- 0.0%                                          LOCAL CURRENCY)
                       ----------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Sodexho Alliance SA 6.00% 2004 (Real Estate) (cost
                         $5,800)...................................................         30,000             4,080
                                                                                                        -------------

---------------------

                       RIGHTS -- 0.0%+                                                    RIGHTS            VALUE
                       ----------------------------------------------------------------------------------------------
                       SPAIN -- 0.0%
                       Autopistas, Concesionaria Espanola SA 8/07/01 (Industrial &
                         Commercial)...............................................         18,464      $      8,890
                       Zardoya Otis SA 7/22/01 (Industrial & Commercial)...........              1                 1
                                                                                                        -------------
                       TOTAL RIGHTS (cost $8,977)..................................                            8,891
                                                                                                        -------------

                       WARRANTS -- 0.0%+                                                  WARRANTS
                       ----------------------------------------------------------------------------------------------
                       FRANCE -- 0.0%
                       Simco SA 10/31/03 (Real Estate) (cost $1,689)...............          1,117             4,479
                                                                                                        -------------
                       TOTAL INVESTMENT SECURITIES (cost $341,214,596).............                      299,237,127
                                                                                                        -------------

                                                                                         PRINCIPAL
                       SHORT-TERM SECURITIES -- 14.0%                                     AMOUNT
                       ----------------------------------------------------------------------------------------------
                       TIME DEPOSIT -- 14.0%
                       Euro Time Deposit with State Street Bank & Trust Co.
                         3.25% due 8/01/01@ (cost $48,609,000).....................     $48,609,000       48,609,000
                                                                                                        -------------

                       TOTAL INVESTMENTS --
                         (cost $389,823,596)                          99.8%                                      347,846,127
                       Other assets less liabilities --                0.2                                           758,922
                                                                    ------                                     -------------
                       NET ASSETS --                                 100.0%                                    $ 348,605,049
                                                                    ======                                     =============

              -----------------------------
              +   Non-income producing securities
              GDR -- Global Depositary Receipt
              (1) Fair valued security; See Note 2
              @ The security or a portion thereof represents collateral for the following open futures contracts:

              OPEN FUTURES CONTRACTS
              ------------------------------------------------------------------

                                                                                                             UNREALIZED
                       NUMBER OF                                EXPIRATION     VALUE AT      VALUE AS OF    APPRECIATION/
                       CONTRACTS          DESCRIPTION              DATE       TRADE DATE    JULY 31, 2001   DEPRECIATION
                       --------------------------------------------------------------------------------------------------
                       44 Short    Hang Seng Index Future     August 2001     $ 3,465,787    $ 3,455,261     $  (10,526)
                       15 Short    Ibex 35 Index Future       August 2001       1,148,923      1,114,903        (34,020)
                       223 Long    FTSE 100 Index Future      September 2001   18,282,683     17,583,369        699,314
                       5 Long      Milan MIB 30 Day Index     September 2001      839,497        809,397        (30,100)
                       551 Long    Dow Jones Euro STOXX       September 2001   18,940,814     19,781,589        840,775
                       42 Long     Topix Index Future         September 2001    3,996,998      4,008,810         11,812
                                                                                                             ----------
                                   Net Unrealized Appreciation...........................................    $1,477,255
                                                                                                             ==========

                                                           ---------------------

              OPEN FORWARD FOREIGN CURRENCY CONTRACTS
              ------------------------------------------------------------------

                            CONTRACT               IN          DELIVERY  GROSS UNREALIZED
                           TO DELIVER         EXCHANGE FOR       DATE      APPRECIATION
                       ------------------------------------------------------------------
                       AUD*     8,104,925  USD      4,133,512  09/12/01    $    20,587
                       GBP*    19,466,393  USD     27,740,000  09/12/01         46,450
                       GBP*     2,113,600  USD      3,012,197  09/12/01          5,318
                       JPY* 2,908,580,000  USD     23,837,889  09/12/01        461,698
                       JPY* 2,051,417,723  USD     16,956,808  09/12/01        469,612
                       JPY* 1,920,300,000  USD     15,876,809  09/12/01        443,402
                       JPY* 1,496,668,360  USD     12,100,000  09/27/01         55,023
                       JPY*   657,307,794  USD      5,339,928  09/27/01         50,008
                       JPY    108,801,978  USD        883,664  09/27/01          8,041
                       JPY*    55,506,988  USD        450,983  09/12/01          4,875
                       JPY*    35,450,740  USD        294,993  09/12/01         10,075
                       JPY*    18,700,750  USD        155,000  09/12/01          4,703
                       JPY      5,564,837  USD         45,085  09/27/01            300
                       USD*    62,291,153  EUR     73,051,663  09/12/01      1,601,488
                       USD*    52,096,592  EUR     60,856,950  09/12/01      1,130,277
                       USD*    41,032,940  EUR     48,499,427  09/12/01      1,385,759
                       USD*    29,046,310  EUR     33,400,000  09/12/01        166,087
                       USD*    23,690,310  GBP     16,763,000  09/12/01        157,301
                       USD*    18,890,758  GBP     13,505,940  09/12/01        323,249
                       USD*    18,853,511  EUR     22,148,030  09/12/01        517,659
                       USD*    18,101,854  EUR     21,374,000  09/12/01        592,331
                       USD*    17,561,438  EUR     20,450,000  09/12/01        324,596
                       USD*    17,222,850  GBP     12,216,000  09/12/01        156,045
                       USD*    13,639,921  GBP      9,779,334  09/12/01        272,490
                       USD*    12,600,000  GBP      9,079,249  09/12/01        316,447
                       USD*     9,906,226  EUR     11,561,889  09/04/01        207,775
                       USD*     9,604,626  GBP      6,882,076  09/12/01        186,049
                       USD*     8,205,639  EUR      9,597,239  09/12/01        188,324
                       USD*     7,369,492  EUR      8,636,663  09/12/01        184,330
                       USD*     1,259,500  EUR      1,453,549  09/12/01         11,807
                       USD*       858,000  EUR        999,476  09/12/01         16,164
                       USD*       421,572  EUR        490,999  09/12/01          7,867
                       USD*       100,735  GBP         72,134  09/12/01          1,885
                       USD*        25,000  EUR         29,075  09/12/01            430
                                                                           ------------
                                                                           $ 9,328,452
                                                                           ------------

---------------------

              ------------------------------------------------------------------

                            CONTRACT               IN          DELIVERY  GROSS UNREALIZED
                           TO DELIVER         EXCHANGE FOR       DATE      DEPRECIATION
                       ------------------------------------------------------------------
                       EUR*    61,000,000  USD     52,540,520  09/12/01    $  (811,463)
                       EUR*    44,433,230  USD     37,994,855  09/12/01       (867,456)
                       EUR*    37,968,180  USD     32,424,826  09/12/01       (783,006)
                       EUR*    35,026,971  USD     30,519,000  09/12/01       (116,383)
                       EUR*    33,872,300  USD     28,700,000  09/12/01       (925,482)
                       EUR*    22,148,030  USD     18,905,780  09/12/01       (465,390)
                       EUR*    21,000,000  USD     17,542,350  09/12/01       (824,726)
                       EUR*    20,525,000  USD     17,436,398  09/12/01       (515,233)
                       EUR*    15,118,126  USD     12,840,731  09/12/01       (381,924)
                       EUR*    11,561,889  USD      9,770,374  09/04/01       (343,628)
                       EUR*     9,375,154  USD      7,987,631  09/12/01       (212,091)
                       EUR*       832,351  USD        706,000  09/12/01        (21,993)
                       EUR*       315,648  USD        267,070  09/12/01         (9,003)
                       GBP*    12,991,851  USD     18,131,427  09/12/01       (351,219)
                       GBP*    12,820,942  USD     17,762,133  09/12/01       (477,373)
                       GBP*    12,216,000  USD     17,203,304  09/12/01       (175,591)
                       GBP*    10,790,000  USD     15,113,014  09/12/01       (237,205)
                       GBP*        12,547  USD         17,777  09/12/01            (72)
                       USD*    19,920,622  GBP     13,970,560  09/12/01        (45,630)
                       USD*    18,985,485  EUR     21,643,280  09/12/01        (55,782)
                       USD*    18,850,338  JPY  2,279,759,904  09/12/01       (527,961)
                       USD*    17,961,445  JPY  2,133,640,000  09/12/01       (813,429)
                       USD*     9,870,473  JPY  1,193,981,795  09/12/01       (274,469)
                       USD*     9,250,613  JPY  1,140,646,836  09/12/01        (83,261)
                       USD*     8,203,000  JPY  1,013,193,545  09/27/01        (48,961)
                       USD*     4,268,216  AUD      8,104,925  09/12/01       (155,292)
                       USD*     2,793,882  JPY    337,333,318  09/12/01        (82,742)
                       USD*       306,718  EUR        349,218  09/12/01         (1,284)
                       USD*       240,014  JPY     29,374,113  09/12/01         (3,935)
                                                                           ------------
                                                                            (9,611,984)
                                                                           ------------
                                                                           $  (283,532)
                            Net Unrealized Depreciation................
                                                                           ============

              -----------------------------
              * Represents partially offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have continued counterparty settlement risk.

AUD  -- Australian Dollar                JPY  -- Japanese Yen
EUR  -- Euro                             USD  -- United States
                                              Dollar
GBP  -- Pound Sterling

                      See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    EMERGING MARKETS PORTFOLIO             INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 94.1%                                              SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       BRAZIL -- 8.8%
                       Aracruz Celulose SA ADR (Materials).........................        11,608    $   185,728
                       Brasil Telecom Participacoes SA ADR (Information
                         Technology)...............................................         8,200        299,300
                       Centrais Geradoras do Sul do Brasil SA (Utilities)..........    67,367,496        116,103
                       Cia Paranaense de Energia ADR (Utilities)+..................        50,600        360,778
                       Companhia Brasileira de Distribuicao Grupo Pao de Acucar ADR
                         (Consumer Discretionary)..................................        14,400        284,544
                       Companhia de Bebidas das Americas ADR (Consumer Staples)....        42,500        864,875
                       Companhia Energetica de Minas Gerais ADR (Utilities)+.......        17,000        183,485
                       Companhia Vale do Rio Doce ADR (Materials)..................        32,915        705,095
                       Empresa Brasileira de Aeronautica SA ADR (Industrial &
                         Commercial)...............................................         7,300        259,880
                       Petroleo Brasileiro SA ADR (Energy).........................        53,065      1,182,426
                       Petroleo Brasileiro SA ADR (Energy)+........................        24,309        572,963
                       Tele Celular Sul Participacoes SA ADR (Information
                         Technology)...............................................        13,750        231,000
                       Tele Norte Leste Participacoes SA ADR (Information
                         Technology)...............................................        56,600        710,330
                       Telemig Celular Participacoes SA ADR (Information
                         Technology)...............................................         3,900        147,810
                       Telesp Celular Participacoes SA ADR (Information
                         Technology)...............................................        17,344        253,223
                       Uniao de Bancos Brasileiros SA GDR (Finance)................         9,300        200,880
                                                                                                     ------------
                                                                                                       6,558,420
                                                                                                     ------------
                       CHILE -- 0.6%
                       Empresa Nacional de Electricidad SA ADR (Utilities).........        20,300        216,804
                       Enersis SA ADR (Utilities)..................................        13,700        194,540
                                                                                                     ------------
                                                                                                         411,344
                                                                                                     ------------
                       CHINA -- 1.2%
                       Beijing Datang Power Generation Co., Ltd. (Utilities).......       716,000        247,855
                       PetroChina Co., Ltd. (Energy)...............................     1,566,000        323,251
                       Travelsky Technology Ltd. (Information Technology)+.........       158,000        131,672
                       Yanzhou Coal Mining Co., Ltd. (Energy)......................       622,000        229,272
                                                                                                     ------------
                                                                                                         932,050
                                                                                                     ------------
                       EGYPT -- 0.6%
                       Al Ahram Beverages Co. SAE GDR (Consumer Staples)+..........         8,300         89,640
                       Al Ahram Beverages Co. SAE (Consumer Staples)+..............        19,950        215,895
                       Al Ahram Beverages Co. SAE GDR (Consumer Staples)+*.........        12,950        140,179
                                                                                                     ------------
                                                                                                         445,714
                                                                                                     ------------
                       HONG KONG -- 6.5%
                       China Merchants Holdings International Co., Ltd. (Industrial
                         & Commercial).............................................       348,000        229,778
                       China Mobile (Hong Kong) Ltd. (Information Technology)+.....       628,000      2,785,851
                       China Resources Beijing Land Ltd. (Real Estate).............       950,000        241,163
                       China Resources Enterprise Ltd. (Energy)....................       120,000        180,007
                       Citic Pacific Ltd. (Industrial & Commercial)................       190,000        517,648
                       CNOOC Ltd. (Energy)+........................................       239,500        248,721

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       HONG KONG (continued)
                       Cosco Pacific Ltd. (Industrial & Commercial)................       200,000    $   115,389
                       Denway Motors Ltd. (Consumer Discretionary)+................       713,400        249,242
                       Shanghai Industrial Holdings Ltd. (Industrial &
                         Commercial)...............................................        94,000        156,673
                       Texwinca Ltd. (Industrial & Commercial).....................       360,000        133,851
                                                                                                     ------------
                                                                                                       4,858,323
                                                                                                     ------------
                       HUNGARY -- 1.3%
                       EGIS Rt. (Healthcare)+......................................         8,772        329,074
                       Gedeon Richter Rt. (Finance)................................         7,281        414,336
                       OTP Bank Ltd. ADR (Finance)*................................         2,400        125,262
                       OTP Bank Ltd. GDR (Finance).................................         1,700         88,825
                                                                                                     ------------
                                                                                                         957,497
                                                                                                     ------------
                       INDIA -- 7.0%
                       Bharat Petrol Corp., Ltd. (Energy)..........................        46,400        183,267
                       BSES Ltd. (Utilities).......................................        50,100        213,507
                       Cipla Ltd. (Healthcare).....................................         1,000         22,710
                       DR. Reddy's Laboratories Ltd. ADR (Healthcare)+.............        10,491        249,476
                       HDFC Bank Ltd. ADR (Finance)+...............................        33,700        493,705
                       Hindalco Industries Ltd. (Materials)........................         8,676        139,170
                       Hindustan Lever Ltd. (Consumer Staples).....................       124,918        586,290
                       Housing Developmental Finance Corp., Ltd. (Finance).........        41,817        593,317
                       ICICI Bank Ltd. ADR (Finance)...............................        56,700        297,675
                       ICICI Ltd. ADR (Finance)....................................        28,800        240,192
                       Infosys Technologies Ltd. (Information Technology)..........         8,323        664,233
                       ITC Ltd. (Consumer Staples).................................        16,700        281,026
                       Reliance Industries Ltd. (Materials)........................        94,000        637,736
                       Satyam Computer Services ADR (Information Technology).......        16,300        129,585
                       Videsh Sanchar Nigam Ltd. ADR (Information Technology)+.....        18,825        225,900
                       Wipro Ltd. (Information Technology).........................         1,700         52,116
                       Wipro Ltd. ADR (Information Technology).....................         6,100        197,396
                                                                                                     ------------
                                                                                                       5,207,301
                                                                                                     ------------
                       ISRAEL -- 3.8%
                       Check Point Software Technologies Ltd. (Information
                         Technology)+..............................................        23,160      1,024,598
                       ESC Medical Systems Ltd. (Healthcare)+......................        27,500        715,825
                       Taro Pharmaceutical Industries Ltd. (Healthcare)+...........         6,200        272,800
                       Teva Pharmaceutical Industries Ltd. ADR (Healthcare)........        11,500        827,425
                                                                                                     ------------
                                                                                                       2,840,648
                                                                                                     ------------
                       MALAYSIA -- 3.0%
                       IJM Corp. Berhad (Industrial & Commercial)..................       370,000        379,737
                       Malayan Banking Berhad (Finance)............................       106,000        312,421
                       Public Bank Berhad (Finance)................................       401,700        250,534
                       Sime Darby Berhad (Multi-industry)..........................       202,000        236,021
                       Tanjong PLC (Information & Entertainment)...................       166,000        297,053
                       Telekom Malaysia Berhad (Information Technology)............       141,000        367,342
                       Tenaga Nasional Berhad (Utilities)..........................       138,400        382,421
                                                                                                     ------------
                                                                                                       2,225,529
                                                                                                     ------------
                       MEXICO -- 17.0%
                       America Movil SA de CV ADR (Information Technology).........        62,760      1,238,882
                       Carso Global Telecom, Series A1 (Information Technology)+...       138,185        317,146
                       Cemex SA de CV ADR (Materials)..............................        41,347      1,130,013
                       Coca-Cola Femsa SA ADR (Consumer Staples)...................        34,500        754,170
                       Consorico ARA SA de CV (Real Estate)+.......................       383,700        641,177
                       Fomento Economico Mexicano SA de CV (Consumer Staples)......       156,178        614,471
                       Fomento Economico Mexicano SA, Class B ADR (Industrial &
                         Commercial)+..............................................         9,000        352,800
                       Grupo Aeroportuario del Sureste SA de CV ADR (Consumer
                         Staples)+.................................................        15,200        273,600

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       MEXICO (continued)
                       Grupo Carso SA de CV, Series A1 (Multi-industry)+...........        82,600    $   215,753
                       Grupo Financiero Banamex Accival SA de CV (Finance).........       416,111      1,046,417
                       Grupo Financiero Bancomer SA de CV (Finance)+...............     1,017,800        912,127
                       Grupo Mexico SA, Class B (Materials)........................        64,205        133,322
                       Grupo Modelo SA de CV, Series C (Consumer Staples)..........       238,900        603,125
                       Grupo Televisa SA ADR (Information & Entertainment)+........        21,352        834,863
                       Telefonos de Mexico SA de CV ADR (Utilities)................        83,400      2,892,312
                       Wal-Mart de Mexico SA de CV (Consumer Discretionary)........       136,200        350,548
                       Wal-Mart de Mexico SA de CV, Series C (Consumer
                         Discretionary)............................................       160,500        375,377
                                                                                                     ------------
                                                                                                      12,686,103
                                                                                                     ------------
                       PHILIPPINES -- 0.2%
                       Philippine Long Distance Telephone Co. ADR (Utilities)......        13,900        173,472
                                                                                                     ------------
                       POLAND -- 0.9%
                       Bank Polska Kasa Opieki Grupa Pekao SA (Finance)............        24,569        402,752
                       Telekomunikacja Polska SA (Information Technology)..........        66,529        248,429
                                                                                                     ------------
                                                                                                         651,181
                                                                                                     ------------
                       RUSSIA -- 3.9%
                       Gazprom ADR (Utilities).....................................         9,500         92,625
                       LUKOIL ADR (Energy).........................................        14,800        626,484
                       Surgutneftegaz ADR (Energy).................................        83,450        976,783
                       Unified Energy Systems Russia ADR (Utilities)...............        42,600        461,358
                       YUKOS Corp. ADR (Energy)....................................        14,300        748,283
                                                                                                     ------------
                                                                                                       2,905,533
                                                                                                     ------------
                       SOUTH AFRICA -- 8.5%
                       ABSA Group Ltd. (Finance)...................................        56,337        266,185
                       African Bank Investments Ltd. (Finance).....................       182,900        181,699
                       Impala Platinum Holdings Ltd. (Materials)...................        15,803        677,747
                       Johnnic Holdings Ltd. (Industrial & Commercial).............        80,570        439,737
                       Liberty Group Ltd. (Finance)................................        86,000        590,754
                       Remgro Ltd. (Multi-industry)................................        79,700        565,824
                       Rustenburg Platinum Holdings Ltd. ADR (Materials)+..........        21,200        688,328
                       Sanlam Ltd. (Finance).......................................       966,260      1,252,572
                       Sappi Ltd. (Materials)......................................        88,776        776,529
                       Standard Bank Investment Corp., Ltd. (Finance)..............       220,430        907,977
                                                                                                     ------------
                                                                                                       6,347,352
                                                                                                     ------------
                       SOUTH KOREA -- 13.8%
                       Cheil Communications, Inc. (Information & Entertainment)....         3,900        291,148
                       Coreana Cosmetics Co., Ltd. (Industrial & Commercial).......        56,454        187,020
                       Good Morning Securities Co. (Finance)+......................       106,900        337,666
                       H&CB (Finance)..............................................        16,782        376,884
                       Hanwha Chemical Corp. (Materials)+..........................        32,000         77,781
                       Hyundai Mobis (Consumer Discretionary)......................        23,000        213,521
                       Hyundai Motor Co., Ltd. (Consumer Discretionary)............        14,800        251,418
                       Kookmin Bank (Finance)......................................        34,270        447,516
                       Korea Electric Power Corp. (Utilities)......................        54,780        873,610
                       Korea Telecom Corp. ADR (Information Technology)+...........        45,050        955,060
                       LG Engineering & Construction Ltd. (Industrial &
                         Commercial)...............................................        30,700        241,248
                       LG Household & Health Care Ltd. (Consumer Goods)+...........         9,200        163,729
                       NCSoft Corp. (Information Technology).......................         2,410        159,119
                       Pohang Iron & Steel Co., Ltd. (Materials)...................         4,580        311,214
                       Pohang Iron & Steel Co., Ltd. ADR (Materials)...............        10,700        180,616
                       Samsung Corp. (Industrial & Commercial).....................        47,000        240,431
                       Samsung Electronics Co. (Information Technology)............        17,406      2,541,169

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       SOUTH KOREA (continued)
                       Samsung Heavy Industries Co., Ltd. (Industrial &
                         Commercial)+..............................................        62,900    $   232,604
                       Samsung Securities Co., Ltd. (Finance)......................        16,400        404,314
                       Shinhan Bank (Finance)......................................        37,770        356,458
                       Shinsegae Co., Ltd. (Consumer Discretionary)................         3,300        244,322
                       SK Telecom Co., Ltd. (Information Technology)...............         6,370      1,018,317
                       SK Telecom Co., Ltd. ADR (Information Technology)...........        12,300        225,459
                                                                                                     ------------
                                                                                                      10,330,624
                                                                                                     ------------
                       TAIWAN -- 10.6%
                       ASE Test Ltd. (Information Technology)+.....................        40,340        478,029
                       Asustek Computer, Inc. (Information Technology).............       139,151        608,660
                       Bank Sinopac (Finance)+.....................................     1,135,666        410,147
                       China Steel Corp. (Materials)...............................       575,770        220,367
                       Chinatrust Commercial Bank (Finance)........................     1,059,976        570,404
                       Far Eastern Textile Co., Ltd. (Consumer Discretionary)......       432,246        171,033
                       Formosa Chemicals & Fibre Corp. (Materials).................       266,760        153,531
                       Formosa Plastics Corp. (Materials)..........................        17,000         13,453
                       Fubon Insurance (Finance)...................................       300,000        231,367
                       Hon Hai Precision Industry Co., Ltd. (Information
                         Technology)...............................................       160,486        748,165
                       Nan Ya Plastic Corp. (Materials)............................       386,280        248,998
                       President Chain Store Corp. (Consumer Discretionary)........        92,136        212,112
                       Quanta Computer, Inc. (Information Technology)..............       148,750        393,813
                       Taiwan Cellular Corp. (Information Technology)+.............       210,791        248,703
                       Taiwan Semiconductor Manufacturing Co., Ltd. (Information
                         Technology)+..............................................     1,153,031      2,189,929
                       United Microelectronics Corp. (Information Technology)+.....       803,298        899,231
                       Winbond Electronics Corp. (Information Technology)..........       267,960        156,535
                                                                                                     ------------
                                                                                                       7,954,477
                                                                                                     ------------
                       THAILAND -- 1.7%
                       Advanced Information Service PCL (Information Technology)...        38,300        378,644
                       BEC World PCL (Information & Entertainment).................        62,300        327,034
                       PTT Exploration & Production Public Co., Ltd. (Energy)......        71,000        178,587
                       Siam Commercial Bank PCL (Finance)+.........................       207,700         74,957
                       TelecomAsia Corp. (Utilities)+(1)...........................       124,768              0
                       TelecomAsia Corp. PCL (Utilities)+..........................       499,100        166,476
                       Thai Farmers Bank PCL (Finance)+............................       316,700        110,831
                                                                                                     ------------
                                                                                                       1,236,529
                                                                                                     ------------
                       UNITED KINGDOM -- 3.3%
                       Anglo American PLC (Energy).................................       113,968      1,510,467
                       Dimension Data Holdings PLC (Information Technology)+.......        53,650         99,585
                       Old Mutual PLC (Finance)....................................       404,460        864,594
                                                                                                     ------------
                                                                                                       2,474,646
                                                                                                     ------------
                       UNITED STATES -- 1.4%
                       DSP Group, Inc. (Information Technology)+...................        23,200        561,440
                       Euronet Services, Inc. (Industrial & Commercial)+...........        40,200        458,280
                       StarMedia Network, Inc. (Information Technology)+...........        32,000         21,440
                                                                                                     ------------
                                                                                                       1,041,160
                                                                                                     ------------
                       TOTAL COMMON STOCK (cost $83,234,656).......................                   70,237,903
                                                                                                     ------------

                                                           ---------------------

                       PREFERRED STOCK -- 3.3%                                          SHARES          VALUE
                       ------------------------------------------------------------------------------------------
                       BRAZIL -- 3.1%
                       Banco Bradesco SA (Finance).................................            47    $         0
                       Banco Itau SA (Finance).....................................    10,080,000        806,110
                       Bradespar SA (Finance)......................................           190              0
                       Centrais Electricas Brasileiras SA (Utilities)..............    29,600,000        376,393
                       Companhia Paulista de Forca E Luz (Utilities)...............            44              2
                       Companhia Paulista de Forca E Luz, Class A (Utilities)......            68              1
                       CPFL Geracao de Energia SA (Industrial & Commercial)+.......           112              0
                       Empresa Brasileira de Aeronautica SA (Industrial &
                         Commercial)...............................................        50,580        456,611
                       Gerdau SA (Materials).......................................    26,000,000        181,157
                       Petroleo Brasileiro SA (Utilities)..........................        21,069        468,584
                                                                                                     ------------
                                                                                                       2,288,858
                                                                                                     ------------
                       MALAYSIA -- 0.2%
                       Credit Suisse First Boston -- Cipla Ltd. (Finance)(1).......         8,000        181,869
                                                                                                     ------------
                       TOTAL PREFERRED STOCK (cost $2,462,770).....................                    2,470,727
                                                                                                     ------------

                       RIGHTS -- 0.0%                                                   RIGHTS
                       ------------------------------------------------------------------------------------------
                       BRAZIL -- 0.0%
                       Gerasul Centraid 8/08/01 (cost $0)..........................     5,407,723              0
                                                                                                     ------------
                       TOTAL INVESTMENT SECURITIES (cost $85,697,426)..............                   72,708,630
                                                                                                     ------------

                                                                                       PRINCIPAL
                       REPURCHASE AGREEMENT -- 1.0%                                     AMOUNT
                       ------------------------------------------------------------------------------------------
                       REPURCHASE AGREEMENT -- 1.0%
                       Agreement with J.P. Morgan Chase & Co., bearing interest at
                         3.83%, dated 7/31/01, to be repurchased 8/01/01 in the
                         amount of $767,082 and collateralized by $690,000 United
                         States Treasury Bonds, bearing interest at 8.00%, due
                         11/15/21 and having an approximate value of $788,016 (cost
                         $767,000).................................................   $   767,000        767,000
                                                                                                     ------------

                       TOTAL INVESTMENTS --
                         (cost $86,464,426)                           98.4%                           73,475,630
                       Other assets less liabilities --                1.6                             1,212,874
                                                                     ------                         ------------
                       NET ASSETS --                                 100.0%                         $ 74,688,504
                                                                     ======                         ============

             ----------------------------
               +  Non-income producing securities
               * Resale restricted to qualified institutional buyers ADR -- American Depositary Receipt
              GDR -- Global Depositary Receipt
              (1)  Fair valued security; See Note 2

---------------------

                                  OPEN FORWARD FOREIGN CURRENCY CONTRACTS
                       -------------------------------------------------------------
                       CONTRACT                IN         DELIVERY      GROSS
                       TO DELIVER         EXCHANGE FOR      DATE     UNREALIZED
                                                                    APPRECIATION
                       -------------------------------------------------------------
                       MXN   26,650,000  USD  17,303,100  09/19/01      $  3,363
                                                                        --------
                                                                    GROSS UNREALIZED
                                                                      DEPRECIATION
                       -------------------------------------------------------------
                       MXN    3,596,000  USD   1,785,205  09/19/01        (4,939)
                                                                        --------
                               Net Unrealized Depreciation........      $ (1,576)
                                                                        ========

MXN  --   Mexican Peso
USD  --   United States Dollar

              See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    TECHNOLOGY PORTFOLIO                   INVESTMENT PORTFOLIO -- JULY 31, 2001
                                                                     (UNAUDITED)

                       COMMON STOCK -- 96.6%                                              SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       HEALTHCARE -- 12.8%
                       Drugs -- 5.3%
                       Corixa Corp.+...............................................       14,649    $   169,635
                       CuraGen Corp.+..............................................       10,300        233,501
                       Genentech, Inc.+............................................        3,999        169,158
                       Gilead Sciences, Inc.+......................................       12,100        620,609
                       IDEC Pharmaceuticals Corp.+.................................        6,800        367,064
                       NPS Pharmaceuticals, Inc.+..................................       13,049        409,739
                       Tularik, Inc.+..............................................       12,699        300,966
                       Health Services -- 2.6%
                       Diversa Corp.+..............................................       10,749        151,668
                       Exelixis, Inc.+.............................................       37,899        639,356
                       Invitrogen Corp.+...........................................        4,599        294,474
                       Medical Products -- 4.9%
                       Amgen, Inc.+................................................        6,299        395,010
                       Applera Corp.-Applied Biosystems Group......................        6,799        191,732
                       Bruker Daltonics, Inc.+.....................................       18,724        356,505
                       Genaissance Pharmaceuticals, Inc.+..........................       30,199        283,871
                       Harvard Bioscience, Inc.+...................................       13,700        136,726
                       Medtronic, Inc. ............................................        6,299        302,541
                       Specialty Laboratories, Inc.+...............................        9,950        309,445
                       Third Wave Technologies, Inc.+..............................       12,800         94,720
                                                                                                    ------------
                                                                                                      5,426,720
                                                                                                    ------------
                       INDUSTRIAL & COMMERCIAL -- 2.5%
                       Business Services -- 0.9%
                       Corporate Executive Board Co.+..............................        9,149        380,324
                       Multi-Industry -- 1.6%
                       Tyco International Ltd. ....................................       12,499        664,947
                                                                                                    ------------
                                                                                                      1,045,271
                                                                                                    ------------
                       INFORMATION & ENTERTAINMENT -- 3.1%
                       Broadcasting & Media -- 3.1%
                       AOL Time Warner, Inc.+......................................       13,800        627,210
                       Gemstar-TV Guide International, Inc.+.......................       15,649        635,193
                       Pegasus Communications Corp.+...............................        4,549         58,955
                                                                                                    ------------
                                                                                                      1,321,358
                                                                                                    ------------
                       INFORMATION TECHNOLOGY -- 78.2%
                       Communication Equipment -- 15.1%
                       Emulex Corp.+...............................................       15,998        375,473
                       Extreme Networks, Inc.+.....................................       11,800        330,754
                       Foundry Networks, Inc.+.....................................       15,799        332,727
                       JDS Uniphase Corp.+.........................................       59,600        550,704
                       Motorola, Inc. .............................................       34,100        637,329
                       Nokia Corp. ADR.............................................       27,100        591,051
                       ONI Systems Corp.+..........................................       64,299      1,488,522
                       QUALCOMM, Inc.+.............................................       14,799        935,741

---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Communication Equipment (continued)
                       RF Micro Devices, Inc.+.....................................       26,449    $   723,645
                       SBA Communications Corp.+...................................       11,699        230,587
                       Telefonaktiebolaget LM Ericsson AB ADR......................       36,700        196,712
                       Computers & Business Equipment -- 6.9%
                       Cisco Systems, Inc.+........................................      109,499      2,104,571
                       Dell Computer Corp.+........................................        8,300        223,519
                       Research In Motion Ltd.+....................................       13,749        323,514
                       Storage Technology Corp.+...................................        7,100         97,767
                       StorageNetworks, Inc.+......................................       30,049        187,806
                       Computer Services -- 3.1%
                       Brocade Communications Systems, Inc.+.......................       17,398        572,568
                       Documentum, Inc.+...........................................        8,599        128,555
                       Oracle Corp.+...............................................       33,949        613,798
                       Computer Software -- 14.6%
                       Adobe Systems, Inc. ........................................        8,099        303,632
                       BEA Systems, Inc.+..........................................       13,849        305,370
                       Citrix Systems, Inc.+.......................................       15,000        502,050
                       Intuit, Inc.+...............................................        6,149        211,403
                       McDATA Corp., Class A+......................................       10,425        189,214
                       Mercury Interactive Corp.+..................................        4,699        181,663
                       Micromuse, Inc.+............................................        9,198        140,454
                       Microsoft Corp.+............................................       30,799      2,038,586
                       Peoplesoft, Inc.+...........................................       11,799        515,262
                       Quest Software, Inc.+.......................................       11,749        329,794
                       Rational Software Corp.+....................................        6,999        119,823
                       SAP AG ADR..................................................        6,000        216,480
                       Siebel Systems, Inc.+.......................................       11,400        392,844
                       TIBCO Software, Inc.+.......................................       11,799        106,781
                       VERITAS Software Corp.+.....................................        4,949        209,887
                       Xilinx, Inc.+...............................................       10,200        408,000
                       Electronics -- 26.5%
                       Agere Systems, Inc., Class A+...............................       42,200        233,366
                       Altera Corp.+...............................................       19,600        589,176
                       Analog Devices, Inc. +......................................        4,600        211,600
                       Applied Micro Circuits Corp.+...............................       19,399        332,499
                       Broadcom Corp., Class A+....................................       12,349        538,787
                       C-MAC Industries, Inc.+.....................................        4,100         94,915
                       Celestica, Inc.+............................................       16,649        803,314
                       Conexant Systems, Inc.+.....................................       48,099        457,421
                       DDI Corp.+..................................................       12,749        247,841
                       GlobeSpan, Inc.+............................................        1,200         19,200
                       hi/fn, Inc.+................................................        4,399         45,002
                       Infineon Technologies AG ADR................................        6,700        171,185
                       Integrated Device Technology, Inc.+.........................        6,900        254,265
                       Intel Corp. ................................................       58,100      1,731,961
                       Jabil Circuit, Inc.+........................................       14,699        477,717
                       KLA-Tencor Corp.+...........................................        7,800        424,242
                       Kopin Corp.+................................................       25,199        392,852
                       Micrel, Inc.+...............................................       10,099        340,134
                       Micron Technology, Inc.+....................................       10,600        445,200
                       Novellus Systems, Inc.+.....................................        8,200        417,954
                       Optical Communication Products, Inc.+.......................       16,000        112,000
                       QLogic Corp.+...............................................       22,900        879,589
                       Redback Networks, Inc.+.....................................       23,849        152,634

                                                           ---------------------


                       COMMON STOCK (CONTINUED)                                           SHARES         VALUE
                       -----------------------------------------------------------------------------------------
                       INFORMATION TECHNOLOGY (continued)
                       Electronics (continued)
                       Sanmina Corp.+..............................................       11,798    $   257,314
                       SCI Systems, Inc.+..........................................        9,100        265,720
                       Texas Instruments, Inc. ....................................       18,500        638,250
                       TriQuint Semiconductor, Inc.+...............................       16,549        374,835
                       Veeco Instruments, Inc+.....................................        5,149        190,256
                       Vitesse Semiconductor Corp.+................................        5,500        108,845
                       Internet Content -- 1.5%
                       Check Point Software Technologies Ltd.+.....................        5,373        237,701
                       DoubleClick, Inc.+..........................................       12,400        140,740
                       Priceline.com, Inc.+........................................       11,900        105,553
                       Yahoo!, Inc.+...............................................        9,300        163,866
                       Internet Software -- 3.8%
                       CacheFlow, Inc.+............................................       22,049         73,864
                       Interwoven, Inc.+...........................................       15,500        159,495
                       Netegrity, Inc.+............................................        3,375         87,649
                       Portal Software, Inc.+......................................       59,899        161,727
                       VeriSign, Inc.+.............................................        5,899        322,144
                       Vignette Corp.+.............................................       70,799        562,144
                       Vitria Technology, Inc.+....................................       73,899        263,820
                       Telecommunications -- 6.7%
                       ADC Telecommunications, Inc.+...............................       74,500        365,795
                       American Tower Corp., Class A+..............................       29,899        506,788
                       Finisar Corp.+..............................................       30,899        353,176
                       FLAG Telecom Holdings Ltd.+.................................       86,499        274,202
                       Leap Wireless International, Inc.+..........................        9,000        220,860
                       Lucent Technologies, Inc. ..................................       91,200        611,040
                       Nortel Networks Corp. ......................................       28,150        223,792
                       Sonus Networks, Inc.+.......................................       12,900        283,026
                                                                                                    ------------
                                                                                                     33,142,042
                                                                                                    ------------
                       TOTAL INVESTMENT SECURITIES (cost $56,017,793)..............                  40,935,391
                                                                                                    ------------

                                                                                      PRINCIPAL
                       REPURCHASE AGREEMENT -- 4.7%                                     AMOUNT
                       -----------------------------------------------------------------------------------------

                       REPURCHASE AGREEMENT -- 4.7%
                       Agreement with State Street Bank & Trust Co., bearing
                         interest at 3.76%, dated 7/31/01, to be repurchased
                         8/01/01 in the amount of $1,970,206 and collateralized by
                         $1,925,000 of U.S. Treasury Notes, bearing interest at
                         5.50%, due 5/15/09 and having an approximate value of
                         $2,010,618 (cost $1,970,000)..............................   $1,970,000      1,970,000
                                                                                                    ------------

                       TOTAL INVESTMENTS --
                         (cost $57,987,793)                               101.3%                     42,905,391
                       Liabilities in excess of other assets --            (1.3)                       (551,121)
                                                                          -----                     ------------
                       NET ASSETS --                                      100.0%                    $42,354,270
                                                                          =====                     ============

              -----------------------------

              + Non-income producing securities

              ADR -- American Depositary Receipt

              See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES
    JULY 31, 2001 (UNAUDITED)

                                                                                                       WORLDWIDE
                                              CASH        CORPORATE        GLOBAL       HIGH-YIELD        HIGH        SUNAMERICA
                                           MANAGEMENT        BOND           BOND           BOND          INCOME        BALANCED
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*...    $         --   $223,858,869   $140,170,585   $238,048,061   $ 91,654,214   $494,326,999
   Short-term securities*.............     687,706,592      3,805,155      2,000,452        461,000        195,253     14,000,000
   Repurchase agreements (cost equals
    market)...........................      39,172,016             --             --     19,399,000      6,871,000     95,644,000
   Cash...............................              --            500        616,888        623,811        105,395            497
   Foreign currency...................              --             --        112,590        199,959        197,391             --
   Receivables for--
    Fund shares sold..................      31,130,630        430,955         86,040      2,224,250         11,031        285,478
    Dividends and accrued interest....       1,197,221      4,434,242      2,343,249      7,316,001      2,471,252      2,207,463
    Sales of investments..............              --        593,851      2,379,453      1,261,213      1,149,059             --
    Foreign currency contracts........              --             --      1,991,342             --             --             --
    Variation margin on futures
      contracts.......................              --             --             --             --             --             --
   Prepaid expenses...................           4,326          2,593          1,108          2,430            978          4,664
   Due from Adviser...................              --             --             --             --             --             --
   Deferred organizational expenses...              --             --             --             --             --             --
   Unrealized appreciation on forward
    foreign currency
    contracts.........................              --             --      1,139,478             --         17,767             --
                                          ---------------------------------------------------------------------------------------
                                           759,210,785    233,126,165    150,841,185    269,535,725    102,673,340    606,469,101
                                          ---------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..............      40,273,563      1,065,563         88,010        177,165        117,542        624,828
    Purchases of investments..........      26,412,013        357,465        246,156      6,347,389      1,136,128     26,058,326
    Management fees...................         280,004        115,476         84,011        139,282         85,172        263,259
    Foreign currency contracts........              --             --      1,992,594             --             --             --
    Variation margin on futures
      contracts.......................              --             --        486,661             --          8,744             --
    Service fees -- Class B...........              10             14             10             10              9             19
    Securities loaned.................              --             --             --             --             --     57,824,497
   Other accrued expenses.............          31,831         26,793         33,961         43,215         35,242         48,805
   Unrealized depreciation on forward
    foreign currency
    contracts.........................              --             --      2,051,788             --         16,725             --
   Due to Custodian...................              --             --             --             --             --             --
                                          ---------------------------------------------------------------------------------------
                                            66,997,421      1,565,311      4,983,191      6,707,061      1,399,562     84,819,734
                                          ---------------------------------------------------------------------------------------
   NET ASSETS.........................    $692,213,364   $231,560,854   $145,857,994   $262,828,664   $101,273,778   $521,649,367
                                          =======================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in....................    $650,118,042   $224,927,804   $135,498,742   $338,717,879   $139,061,136   $549,689,272
   Accumulated undistributed net
    investment
    income (loss).....................      42,814,391     23,106,779      9,867,194     49,937,176     18,413,348     16,107,815
   Accumulated undistributed net
    realized gain(loss)
    on investments, futures contracts
    and options
    contracts.........................        (832,223)    (8,976,409)     3,945,435    (57,007,308)   (28,523,082)   (17,059,135)
   Unrealized appreciation
    (depreciation) on
    investments (Note 4)..............         113,154     (7,497,320)    (2,048,529)   (68,820,691)   (27,722,331)   (27,088,585)
   Unrealized foreign exchange gain
    (loss) on other
    assets and liabilities............              --             --       (916,415)         1,608          3,584             --
   Unrealized appreciation
    (depreciation) on futures
    and written options contracts.....              --             --       (488,433)            --         41,123             --
                                          ---------------------------------------------------------------------------------------
                                          $692,213,364   $231,560,854   $145,857,994   $262,828,664   $101,273,778   $521,649,367
                                          =======================================================================================
   Class A (unlimited shares
    authorized):
   Net assets.........................    $692,105,989   $231,336,360   $145,727,320   $262,695,002   $101,170,238   $521,224,450
   Shares of beneficial interest
    issued and outstanding............      60,863,545     19,917,335     12,653,265     31,177,702     11,396,972     32,858,998
   Net asset value, offering and
    redemption price per share........    $      11.37   $      11.61   $      11.52   $       8.43   $       8.88   $      15.86
                                          =======================================================================================
   Class B (unlimited shares
    authorized):
   Net assets.........................    $    107,375   $    224,494   $    130,674   $    133,662   $    103,540   $    424,917
   Shares of beneficial interest
    issued and outstanding............           9,445         19,327         11,346         15,867         11,665         26,788
   Net asset value, offering and
    redemption price per share........    $      11.37   $      11.62   $      11.52   $       8.42   $       8.88   $      15.86
                                          =======================================================================================
   ---------------
   * Cost
    Investment securities.............    $         --   $231,299,495   $142,211,494   $306,868,752   $118,672,556   $521,415,584
                                          =======================================================================================
    Short-term securities.............    $687,593,438   $  3,861,849   $  2,008,072   $    461,000   $    899,242   $ 14,000,000
                                          =======================================================================================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2001 (UNAUDITED)

                                            MFS TOTAL        ASSET         TELECOM        EQUITY       EQUITY         GROWTH-
                                              RETURN       ALLOCATION      UTILITY        INCOME        INDEX          INCOME
   ------------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*....    $353,351,928   $530,321,946   $ 99,300,803   $7,897,339   $55,460,922   $1,546,545,829
   Short-term securities*..............      47,757,767             --      5,579,000           --        49,764      105,771,613
   Repurchase agreements (cost equals
    market)............................              --     70,866,000             --      288,000       215,000               --
   Cash................................              --         20,706            693           30           994              331
   Foreign currency....................         157,952             29             --           --            --               --
   Receivables for--
    Fund shares sold...................         881,969        340,899         19,710           20         1,769          633,502
    Dividends and accrued interest.....       2,353,363      3,563,931        565,185       12,379        37,015          428,013
    Sales of investments...............         754,902      1,076,366        524,806           --            --       10,980,448
    Foreign currency contracts.........              --             --             --           --            --               --
    Variation margin on futures
      contracts........................              --             --             --           --         1,120          287,000
   Prepaid expenses....................           2,009          5,807          1,009           64           559           16,846
   Due from Adviser....................              --             --             --       11,478         6,573               --
   Deferred organizational expenses....              --             --             --           --            --               --
   Unrealized appreciation on forward
    foreign currency
    contracts..........................              --             --             --           --            --               --
                                           --------------------------------------------------------------------------------------
                                            405,259,890    606,195,684    105,991,206    8,209,310    55,773,716    1,664,663,582
                                           --------------------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed...............         147,988        428,696      2,626,978          443        10,357        1,333,005
    Purchases of investments...........       4,960,938        565,675        255,140           --            --       10,271,113
    Management fees....................         214,587        302,513         68,255        4,497        18,914          744,900
    Foreign currency contracts.........              --             --             --           --            --               --
    Variation margin on futures
      contracts........................              --             --             --           --            --               --
    Service fees -- Class B............              14             10             10           --            --               17
    Securities loaned..................              --             --             --           --            --               --
   Other accrued expenses..............          24,366         39,068         25,565       22,916        21,522           93,878
   Unrealized depreciation on forward
    foreign currency
    contracts..........................              --             --             --           --            --               --
   Due to Custodian....................          65,634             --             --           --            --               --
                                           --------------------------------------------------------------------------------------
                                              5,413,527      1,335,962      2,975,948       27,856        50,793       12,442,913
                                           --------------------------------------------------------------------------------------
   NET ASSETS..........................    $399,846,363   $604,859,722   $103,015,258   $8,181,454   $55,722,923   $1,652,220,669
                                           ======================================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in.....................    $358,030,975   $583,408,965   $119,868,236   $7,244,711   $60,429,949   $1,405,314,032
   Accumulated undistributed net
    investment
    income (loss)......................      13,621,123     27,814,164      5,383,750      217,606       622,200       16,556,151
   Accumulated undistributed net
    realized gain (loss)
    on investments, futures contracts
    and options
    contracts..........................      19,259,648     (7,885,178)   (19,356,994)    (302,915)      417,769       (8,649,410)
   Unrealized appreciation
    (depreciation) on
    investments (Note 4)...............       8,935,493      1,521,767     (2,879,734)   1,022,052    (5,733,247)     241,529,084
   Unrealized foreign exchange gain
    (loss) on other
    assets and liabilities.............            (876)             4             --           --            --               --
   Unrealized appreciation
    (depreciation) on futures
    and written options contracts......              --             --             --           --       (13,748)      (2,529,188)
                                           --------------------------------------------------------------------------------------
                                           $399,846,363   $604,859,722   $103,015,258   $8,181,454   $55,722,923   $1,652,220,669
                                           ======================================================================================
   Class A (unlimited shares
    authorized):
   Net assets..........................    $399,565,085   $604,735,209   $102,896,123   $8,181,454   $55,722,923   $1,651,755,070
   Shares of beneficial interest issued
    and outstanding....................      24,458,403     43,407,008      8,827,489      712,883     5,350,868       64,991,478
   Net asset value, offering and
    redemption price per share.........    $      16.34   $      13.93   $      11.66   $    11.48   $     10.41   $        25.41
                                           ======================================================================================
   Class B (unlimited shares
    authorized):
   Net assets..........................    $    281,278   $    124,513   $    119,135   $       --   $        --   $      465,599
   Shares of beneficial interest issued
    and outstanding....................          17,220          8,939         10,221           --            --           18,322
   Net asset value, offering and
    redemption price per share.........    $      16.33   $      13.93   $      11.66   $       --   $        --   $        25.41
                                           ======================================================================================
   ---------------
   * Cost
    Investment securities..............    $344,456,394   $528,800,179   $102,180,537   $6,875,287   $61,194,169   $1,305,016,745
                                           ======================================================================================
    Short-term securities..............    $ 47,717,808   $         --   $  5,579,000   $       --   $    49,764   $  105,771,613
                                           ======================================================================================

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2001 (UNAUDITED)

                                                                    DAVIS                                          GOLDMAN
                                                  FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                    VALUE           VALUE        WALL STREET        GROWTH        RESEARCH
   -------------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........    $248,451,079   $2,542,922,653   $105,984,435   $2,173,473,259   $40,047,226
   Short-term securities*....................       9,490,000               --             --       72,878,000            --
   Repurchase agreements (cost equals
    market)..................................              --       18,033,000      2,247,000               --       424,000
   Cash......................................             544          501,019            197              882       200,774
   Foreign currency..........................              --               --             --               --            --
   Receivables for--
    Fund shares sold.........................         443,497        1,280,671        366,066          547,501         2,462
    Dividends and accrued interest...........         246,993        1,630,692         86,103          668,344         4,900
    Sales of investments.....................       1,483,834        7,099,061             --        3,432,821     1,651,313
    Foreign currency contracts...............              --               --             --               --            --
    Variation margin on futures contracts....              --               --             --               --         3,926
   Prepaid expenses..........................           1,846           21,926          1,735           25,244            --
   Due from Adviser..........................              --               --             --               --         8,137
   Deferred organizational expenses..........              --               --             --               --            --
   Unrealized appreciation on forward foreign
    currency contracts.......................              --               --             --               --            --
                                                 ---------------------------------------------------------------------------
                                                  260,117,793    2,571,489,022    108,685,536    2,251,026,051    42,342,738
                                                 ---------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................         212,751        2,611,956         68,117        1,785,080        59,989
    Purchases of investments.................       1,058,930        8,671,020      1,100,402       63,053,744     2,222,696
    Management fees..........................         148,929        1,548,738         52,613        1,117,549        40,551
    Foreign currency contracts...............              --               --             --               --            --
    Variation margin on futures contracts....              --               --             --               --            --
    Service fees--Class B....................              10               31             10               18            12
    Securities loaned........................              --               --             --               --            --
   Other accrued expenses....................          23,259          153,128         19,335          151,802        20,005
   Unrealized depreciation on forward foreign
    currency contracts.......................              --               --             --               --            --
   Due to Custodian..........................              --               --             --               --            --
                                                 ---------------------------------------------------------------------------
                                                    1,443,879       12,984,873      1,240,477       66,108,193     2,343,253
                                                 ---------------------------------------------------------------------------
   NET ASSETS................................    $258,673,914   $2,558,504,149   $107,445,059   $2,184,917,858   $39,999,485
                                                 ===========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................    $236,712,831   $1,959,640,502   $112,072,643   $2,522,208,094   $49,801,818
   Accumulated undistributed net investment
    income (loss)............................       4,585,153       17,535,899      3,394,277        2,551,481       (94,405)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........       3,062,339      286,074,660    (10,635,718)    (266,542,323)   (7,342,437)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................      14,313,591      295,253,088      2,613,857      (73,299,394)   (2,365,730)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............              --               --             --               --            --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....              --               --             --               --           239
                                                 ---------------------------------------------------------------------------
                                                 $258,673,914   $2,558,504,149   $107,445,059   $2,184,917,858   $39,999,485
                                                 ===========================================================================
   Class A (unlimited shares authorized):
   Net assets................................    $258,519,734   $2,557,680,489   $107,313,191   $2,184,516,513   $39,808,013
   Shares of beneficial interest issued and
    outstanding..............................      15,769,055       97,817,121     11,310,763       94,795,408     4,904,661
   Net asset value, offering and redemption
    price per share..........................    $      16.39   $        26.15   $       9.49   $        23.04   $      8.12
                                                 ===========================================================================
   Class B (unlimited shares authorized):
   Net assets................................    $    154,180   $      823,660   $    131,868   $      401,345   $   191,472
   Shares of beneficial interest issued and
    outstanding..............................           9,407           31,497         13,899           17,415        23,594
   Net asset value, offering and redemption
    price per share..........................    $      16.39   $        26.15   $       9.49   $        23.05   $      8.12
                                                 ===========================================================================
   ---------------
   * Cost
    Investment securities....................    $234,137,488   $2,247,669,565   $103,370,578   $2,246,772,653   $42,412,956
                                                 ===========================================================================
    Short-term securities....................    $  9,490,000   $           --   $         --   $   72,878,000   $        --
                                                 ===========================================================================

                                                    MFS
                                                GROWTH AND
                                                  INCOME
   ------------------------------------------  -------------
   ASSETS:
   Investment securities, at value*..........  $ 329,790,365
   Short-term securities*....................     17,763,000
   Repurchase agreements (cost equals
    market)..................................             --
   Cash......................................             --
   Foreign currency..........................        262,297
   Receivables for--
    Fund shares sold.........................        153,269
    Dividends and accrued interest...........        204,536
    Sales of investments.....................      2,954,384
    Foreign currency contracts...............        113,865
    Variation margin on futures contracts....             --
   Prepaid expenses..........................          2,620
   Due from Adviser..........................             --
   Deferred organizational expenses..........             --
   Unrealized appreciation on forward foreign
    currency contracts.......................             --
                                               -------------
                                                 351,244,336
                                               -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................        196,187
    Purchases of investments.................        368,254
    Management fees..........................        207,084
    Foreign currency contracts...............        113,965
    Variation margin on futures contracts....             --
    Service fees--Class B....................             12
    Securities loaned........................             --
   Other accrued expenses....................         39,937
   Unrealized depreciation on forward foreign
    currency contracts.......................             --
   Due to Custodian..........................          4,963
                                               -------------
                                                     930,402
                                               -------------
   NET ASSETS................................  $ 350,313,934
                                               =============
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $ 360,012,767
   Accumulated undistributed net investment
    income (loss)............................      3,181,721
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........     (9,884,129)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................     (3,002,815)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............          6,390
   Unrealized appreciation (depreciation) on
    futures and written options contracts....             --
                                               -------------
                                               $ 350,313,934
                                               =============
   Class A (unlimited shares authorized):
   Net assets................................  $ 350,146,240
   Shares of beneficial interest issued and
    outstanding..............................     28,764,704
   Net asset value, offering and redemption
    price per share..........................  $       12.17
                                               =============
   Class B (unlimited shares authorized):
   Net assets................................  $     167,694
   Shares of beneficial interest issued and
    outstanding..............................         13,776
   Net asset value, offering and redemption
    price per share..........................  $       12.17
                                               =============
   ---------------
   * Cost
    Investment securities....................  $ 332,793,180
                                               =============
    Short-term securities....................  $  17,763,000
                                               =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2001 (UNAUDITED)

                                                                                                SMALL           MFS
                                                    PUTNAM       BLUE CHIP        REAL         COMPANY        MID-CAP
                                                    GROWTH        GROWTH         ESTATE         VALUE          GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*..........    $572,035,342   $21,976,399   $ 75,602,966   $  5,137,171   $324,845,296
   Short-term securities*....................              --            --             --             --     23,464,000
   Repurchase agreements (cost equals
    market)..................................      23,336,000     2,629,000      7,612,000      1,291,000             --
   Cash......................................             393        10,078          1,359            155            744
   Foreign currency..........................              --            --             --             --             --
   Receivables for--
    Fund shares sold.........................          69,812       211,267      2,725,666            500        410,850
    Dividends and accrued interest...........         131,743         5,828            814          1,562         92,143
    Sales of investments.....................       1,250,049            --             --         11,913      4,302,577
    Foreign currency contracts...............              --            --             --             --             --
    Variation margin on futures contracts....              --            --             --             --             --
   Prepaid expenses..........................           6,858            --          2,482             49          1,812
   Due from Adviser..........................              --         9,942             --         11,807             --
   Deferred organizational expenses..........              --            --             --             --             --
   Unrealized appreciation on forward foreign
    currency contracts.......................              --            --             --             --             --
                                                 -----------------------------------------------------------------------
                                                  596,830,197    24,842,514     85,945,287      6,454,157    353,117,422
                                                 -----------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................         522,656        35,212         72,615            415        451,618
    Purchases of investments.................       7,119,605       987,878             --        623,757      1,042,616
    Management fees..........................         386,741        13,820         56,824          4,746        227,584
    Foreign currency contracts...............              --            --             --             --             --
    Variation margin on futures contracts....              --            --             --             --             --
    Service fees--Class B....................              12            12             10             --             16
    Securities loaned........................              --            --             --             --             --
   Other accrued expenses....................          48,333        21,018         30,816         21,984         25,052
   Unrealized depreciation on forward foreign
    currency contracts.......................              --            --             --             --             --
   Due to Custodian..........................              --            --             --             --             --
                                                 -----------------------------------------------------------------------
                                                    8,077,347     1,057,940        160,265        650,902      1,746,886
                                                 -----------------------------------------------------------------------
   NET ASSETS................................    $588,752,850   $23,784,574   $ 85,785,022   $  5,803,255   $351,370,536
                                                 =======================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................    $642,670,013   $28,473,445   $ 85,396,682   $  4,888,703   $411,601,827
   Accumulated undistributed net investment
    income (loss)............................         322,646        63,030      4,206,349         (6,896)      (103,978)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........     (53,449,605)   (3,402,011)   (11,778,736)       395,459     34,177,267
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................        (790,204)   (1,349,890)     7,960,727        525,989    (94,304,580)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............              --            --             --             --             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....              --            --             --             --             --
                                                 -----------------------------------------------------------------------
                                                 $588,752,850   $23,784,574   $ 85,785,022   $  5,803,255   $351,370,536
                                                 =======================================================================
   Class A (unlimited shares authorized):
   Net assets................................    $588,574,604   $23,548,273   $ 85,681,235   $  5,803,255   $350,998,682
   Shares of beneficial interest issued and
    outstanding..............................      33,941,548     3,185,447      7,872,682        510,118     23,333,816
   Net asset value, offering and redemption
    price per share..........................    $      17.34   $      7.39   $      10.88   $      11.38   $      15.04
                                                 =======================================================================
   Class B (unlimited shares authorized):
   Net assets................................    $    178,246   $   236,301   $    103,787   $         --   $    371,854
   Shares of beneficial interest issued and
    outstanding..............................          10,280        31,970          9,537             --         24,724
   Net asset value, offering and redemption
    price per share..........................    $      17.34   $      7.39   $      10.88   $         --   $      15.04
                                                 =======================================================================
   ---------------
   * Cost
    Investment securities....................    $572,825,546   $23,326,289   $ 67,642,239   $  4,611,182   $419,149,876
                                                 =======================================================================
    Short-term securities....................    $         --   $        --   $         --   $         --   $ 23,464,000
                                                 =======================================================================


                                                AGGRESSIVE
                                                  GROWTH
   ------------------------------------------  -------------
   ASSETS:
   Investment securities, at value*..........  $ 290,219,683
   Short-term securities*....................             --
   Repurchase agreements (cost equals
    market)..................................     80,027,000
   Cash......................................             46
   Foreign currency..........................             --
   Receivables for--
    Fund shares sold.........................        588,715
    Dividends and accrued interest...........         80,950
    Sales of investments.....................      8,529,122
    Foreign currency contracts...............             --
    Variation margin on futures contracts....             --
   Prepaid expenses..........................          4,504
   Due from Adviser..........................             --
   Deferred organizational expenses..........             --
   Unrealized appreciation on forward foreign
    currency contracts.......................             --
                                               -------------
                                                 379,450,020
                                               -------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed.....................        520,755
    Purchases of investments.................     19,281,154
    Management fees..........................        213,526
    Foreign currency contracts...............             --
    Variation margin on futures contracts....             --
    Service fees--Class B....................             12
    Securities loaned........................             --
   Other accrued expenses....................         41,406
   Unrealized depreciation on forward foreign
    currency contracts.......................             --
   Due to Custodian..........................             --
                                               -------------
                                                  20,056,853
                                               -------------
   NET ASSETS................................  $ 359,393,167
                                               =============
   COMPOSITION OF NET ASSETS:
   Capital paid in...........................  $ 457,833,283
   Accumulated undistributed net investment
    income (loss)............................      2,124,370
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts..........    (77,243,176)
   Unrealized appreciation (depreciation) on
    investments (Note 4).....................    (23,321,310)
   Unrealized foreign exchange gain (loss) on
    other assets and liabilities.............             --
   Unrealized appreciation (depreciation) on
    futures and written options contracts....             --
                                               -------------
                                               $ 359,393,167
                                               =============
   Class A (unlimited shares authorized):
   Net assets................................  $ 359,206,975
   Shares of beneficial interest issued and
    outstanding..............................     25,683,573
   Net asset value, offering and redemption
    price per share..........................  $       13.99
                                               =============
   Class B (unlimited shares authorized):
   Net assets................................  $     186,192
   Shares of beneficial interest issued and
    outstanding..............................         13,314
   Net asset value, offering and redemption
    price per share..........................  $       13.99
                                               =============
   ---------------
   * Cost
    Investment securities....................  $ 313,540,993
                                               =============
    Short-term securities....................  $          --
                                               =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF ASSETS AND LIABILITIES (continued)
    JULY 31, 2001 (UNAUDITED)

                                                                          INTERNATIONAL                  INTERNATIONAL
                                               GROWTH         MARSICO      GROWTH AND        GLOBAL       DIVERSIFIED
                                            OPPORTUNITIES     GROWTH         INCOME         EQUITIES       EQUITIES
   -------------------------------------------------------------------------------------------------------------------
   ASSETS:
   Investment securities, at value*.......  $ 19,952,616    $ 9,136,142   $271,359,171    $477,004,063   $299,237,127
   Short-term securities*.................            --      1,000,000             --       4,005,000     48,609,000
   Repurchase agreements (cost equals
    market)...............................     2,503,000             --     27,772,000              --             --
   Cash...................................           531         80,950            511           6,140      3,193,834
   Foreign currency.......................            --             --         80,238           1,610      1,270,898
   Receivables for--
    Fund shares sold......................        50,966         16,897     11,428,355      11,659,047     14,629,885
    Dividends and accrued interest........         3,149          3,683        728,683         338,397        626,182
    Sales of investments..................       268,939             --     11,523,347       2,698,968             --
    Foreign currency contracts............            --             --     15,804,329              --        112,873
    Variation margin on futures
      contracts...........................            --             --             --              --      1,477,255
   Prepaid expenses.......................            --             --          2,478           5,622          7,704
   Due from Adviser.......................         8,981          6,758             --              --             --
   Deferred organizational expenses.......            --             --          1,106              --             --
   Unrealized appreciation on forward
    foreign currency contracts............            --             --        555,128              --      9,328,452
                                            --------------------------------------------------------------------------
                                              22,788,182     10,244,430    339,255,346     495,718,847    378,493,210
                                            --------------------------------------------------------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        39,508         10,306      5,791,863       1,529,915     19,669,055
    Purchases of investments..............       680,995        157,021     13,881,356         560,946        112,873
    Management fees.......................        14,370          7,201        242,813         301,109        291,074
    Foreign currency contracts............            --             --     15,840,004              --        112,854
    Variation margin on futures
      contracts...........................            --             --             --              --             --
    Service fees--Class B.................            10             12             13              11             10
    Securities loaned.....................            --             --             --              --             --
   Other accrued expenses.................        21,268         25,176         81,987         120,893         90,311
   Unrealized depreciation on forward
    foreign currency contracts............            --             --        790,265              --      9,611,984
   Due to Custodian.......................            --             --             --              --             --
                                            --------------------------------------------------------------------------
                                                 756,151        199,716     36,628,301       2,512,874     29,888,161
                                            --------------------------------------------------------------------------
   NET ASSETS.............................  $ 22,032,031    $10,044,714   $302,627,045    $493,205,973   $348,605,049
                                            ==========================================================================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $ 36,270,234    $10,908,036   $340,677,919    $530,305,382   $383,783,261
   Accumulated undistributed net
    investment
    income (loss).........................       (29,621)        23,087      1,288,743      (1,767,470)     1,783,185
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......   (13,340,876)      (940,679)   (17,224,684)      9,285,747      3,837,713
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............      (867,706)        54,270    (21,873,542)    (44,607,057)   (41,977,469)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......            --             --       (241,391)        (10,629)      (298,896)
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................            --             --             --              --      1,477,255
                                            --------------------------------------------------------------------------
                                            $ 22,032,031    $10,044,714   $302,627,045    $493,205,973   $348,605,049
                                            ==========================================================================
   Class A (unlimited shares authorized):
   Net assets.............................  $ 21,920,129    $ 9,869,190   $302,459,404    $493,049,857   $348,494,775
   Shares of beneficial interest issued
    and outstanding.......................     3,581,184      1,112,089     28,806,886      35,277,141     38,422,100
   Net asset value, offering and
    redemption price per share............  $       6.12    $      8.87   $      10.50    $      13.98   $       9.07
                                            ==========================================================================
   Class B (unlimited shares authorized):
   Net assets.............................  $    111,902    $   175,524   $    167,641    $    156,116   $    110,274
   Shares of beneficial interest issued
    and outstanding.......................        18,284         19,777         15,965          11,171         12,156
   Net asset value, offering and
    redemption price per share............  $       6.12    $      8.88   $      10.50    $      13.98   $       9.07
                                            ==========================================================================
   ---------------
   * Cost
    Investment securities.................  $ 20,820,322    $ 9,081,872   $293,232,713    $521,611,120   $341,214,596
                                            ==========================================================================
    Short-term securities.................  $         --    $ 1,000,000   $         --    $  4,005,000   $ 48,609,000
                                            ==========================================================================


                                              EMERGING
                                              MARKETS       TECHNOLOGY
   ---------------------------------------  ----------------------------
   ASSETS:
   Investment securities, at value*.......  $ 72,708,630   $  40,935,391
   Short-term securities*.................            --              --
   Repurchase agreements (cost equals
    market)...............................       767,000       1,970,000
   Cash...................................           445             381
   Foreign currency.......................     1,008,028              --
   Receivables for--
    Fund shares sold......................        49,589          97,842
    Dividends and accrued interest........       219,497           1,473
    Sales of investments..................       260,382         705,927
    Foreign currency contracts............       150,217              --
    Variation margin on futures
      contracts...........................            --              --
   Prepaid expenses.......................           809              --
   Due from Adviser.......................            --           1,223
   Deferred organizational expenses.......         1,106              --
   Unrealized appreciation on forward
    foreign currency contracts............         3,363              --
                                            ----------------------------
                                              75,169,066      43,712,237
                                            ----------------------------
   LIABILITIES:
   Payables for--
    Fund shares redeemed..................        91,337          17,464
    Purchases of investments..............       118,306       1,276,132
    Management fees.......................        81,229          43,924
    Foreign currency contracts............       150,260              --
    Variation margin on futures
      contracts...........................            --              --
    Service fees--Class B.................            10              13
    Securities loaned.....................            --              --
   Other accrued expenses.................        34,481          20,434
   Unrealized depreciation on forward
    foreign currency contracts............         4,939              --
   Due to Custodian.......................            --              --
                                            ----------------------------
                                                 480,562       1,357,967
                                            ----------------------------
   NET ASSETS.............................  $ 74,688,504   $  42,354,270
                                            ============================
   COMPOSITION OF NET ASSETS:
   Capital paid in........................  $106,940,144   $  88,908,153
   Accumulated undistributed net
    investment
    income (loss).........................      (587,493)       (238,253)
   Accumulated undistributed net realized
    gain (loss) on investments, futures
    contracts and options contracts.......   (18,638,139)    (31,233,228)
   Unrealized appreciation (depreciation)
    on investments (Note 4)...............   (12,988,796)    (15,082,402)
   Unrealized foreign exchange gain (loss)
    on other assets and liabilities.......       (37,212)             --
   Unrealized appreciation (depreciation)
    on futures and written options
    contracts.............................            --              --
                                            ----------------------------
                                            $ 74,688,504   $  42,354,270
                                            ============================
   Class A (unlimited shares authorized):
   Net assets.............................  $ 74,586,712   $  42,092,648
   Shares of beneficial interest issued
    and outstanding.......................    11,652,434      10,553,849
   Net asset value, offering and
    redemption price per share............  $       6.40   $        3.99
                                            ============================
   Class B (unlimited shares authorized):
   Net assets.............................  $    101,792   $     261,622
   Shares of beneficial interest issued
    and outstanding.......................        15,905          65,607
   Net asset value, offering and
    redemption price per share............  $       6.40   $        3.99
                                            ============================
   ---------------
   * Cost
    Investment securities.................  $ 85,697,426   $  56,017,793
                                            ============================
    Short-term securities.................  $         --   $          --
                                            ============================

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                                                                 WORLDWIDE
                                                          CASH        CORPORATE      GLOBAL       HIGH-YIELD        HIGH
                                                       MANAGEMENT       BOND          BOND           BOND          INCOME
   -------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................    $15,438,454   $ 8,744,168   $ 3,433,714   $ 17,627,185   $  6,487,875
    Dividends......................................            --        258,735            --      1,051,045        117,419
                                                       ---------------------------------------------------------------------
        Total income*..............................    15,438,454      9,002,903     3,433,714     18,678,230      6,605,294
                                                       ---------------------------------------------------------------------
   EXPENSES:
    Management fees................................     1,545,483        654,545       484,454        888,599        539,216
    Custodian fees.................................        59,968         53,147        60,881         60,572         40,277
    Auditing fees..................................        10,920         10,920        13,450         10,920         13,450
    Reports to investors...........................        18,465         12,220         9,275         16,195         12,860
    Legal fees.....................................         1,315            457           519         11,550            519
    Trustees' fees.................................         3,495            970           780          1,560            642
    Service fees--Class B..........................            10             14            10             10              9
    Interest expense...............................            --             --            --          8,313             --
    Amortization of organizational expenses........            --             --            --             --             --
    Other expenses.................................         3,340          1,364           739          1,813            659
                                                       ---------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................     1,642,996        733,637       570,108        999,532        607,632
        Expenses reimbursed by the investment
          adviser..................................            --             --            --             --             --
        Custody credits earned on cash balances....        (4,143)        (2,897)       (1,906)        (1,922)        (6,632)
                                                       ---------------------------------------------------------------------
   Net investment income (loss)....................    13,799,601      8,272,163     2,865,512     17,680,620      6,004,294
                                                       ---------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......           808     (2,720,680)    1,612,174    (22,310,885)    (1,042,322)
    Net realized gain (loss) on futures and options
      contracts....................................            --             --        89,163             --         60,948
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --             --     5,448,842           (273)           672
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................        32,602      1,891,999    (2,096,782)   (16,882,628)   (15,524,330)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --             --    (3,474,356)         1,608        109,932
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --             --      (546,843)            --        (15,090)
                                                       ---------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............        33,410       (828,681)    1,032,198    (39,192,178)   (16,410,190)
                                                       ---------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................    $13,833,011   $ 7,443,482   $ 3,897,710   $(21,511,558)  $(10,405,896)
                                                       =====================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................    $    9,254    $     2,139   $        --   $         --   $         --
                                                       =====================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................    $       --    $        --   $        --   $         --   $     21,359
                                                       =====================================================================


                                                      SUNAMERICA
                                                       BALANCED
   ------------------------------------------------  -------------
   INCOME:
    Interest.......................................  $   5,970,291
    Dividends......................................      1,213,448
                                                     -------------
        Total income*..............................      7,183,739
                                                     -------------
   EXPENSES:
    Management fees................................      1,560,072
    Custodian fees.................................        121,054
    Auditing fees..................................          9,705
    Reports to investors...........................         21,610
    Legal fees.....................................          1,780
    Trustees' fees.................................          2,530
    Service fees--Class B..........................             19
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................          3,436
                                                     -------------
        Total expenses before reimbursement and
          custody credits..........................      1,720,206
        Expenses reimbursed by the investment
          adviser..................................             --
        Custody credits earned on cash balances....         (4,299)
                                                     -------------
   Net investment income (loss)....................      5,467,832
                                                     -------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (24,924,736)
    Net realized gain (loss) on futures and options
      contracts....................................             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (38,902,082)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............             --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............             --
                                                     -------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (63,826,818)
                                                     -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (58,358,986)
                                                     =============
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       1,620
                                                     =============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                     =============

    See Notes to Financial Statements

---------------------
    178

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                        MFS TOTAL       ASSET         TELECOM      EQUITY       EQUITY
                                                         RETURN       ALLOCATION      UTILITY      INCOME        INDEX
   ----------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................    $ 4,810,441   $  8,489,614   $   279,986   $   8,538   $     8,207
    Dividends......................................      1,750,089      1,995,611     2,251,749     105,913       353,311
                                                       ------------------------------------------------------------------
        Total income*..............................      6,560,530     10,485,225     2,531,735     114,451       361,518
                                                       ------------------------------------------------------------------
   EXPENSES:
    Management fees................................      1,127,303      1,786,149       409,630      26,126       113,348
    Custodian fees.................................         78,405        127,218        33,479      32,808        32,281
    Auditing fees..................................          9,705          9,705         9,705       9,705         9,705
    Reports to investors...........................         17,990         25,570         8,150       5,675         6,474
    Legal fees.....................................            709          1,125           308         232           232
    Trustees' fees.................................          1,560          2,965           519          --           156
    Service fees--Class B..........................             14             10            10          --            --
    Interest expense...............................             --             --            --          --            --
    Amortization of organizational expenses........             --             --            --          --            --
    Other expenses.................................          1,479          3,942           651          94           418
                                                       ------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................      1,237,165      1,956,684       462,452      74,640       162,614
        Expenses reimbursed by the investment
          adviser..................................             --             --            --     (36,453)       (6,720)
        Custody credits earned on cash balances....         (1,375)          (878)       (3,644)         (3)          (41)
                                                       ------------------------------------------------------------------
   Net investment income (loss)....................      5,324,740      8,529,419     2,072,927      76,267       205,665
                                                       ------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......      6,133,639    (10,301,355)   (5,471,072)    (28,688)       26,631
    Net realized gain (loss) on futures and options
      contracts....................................             --     (3,705,460)           --          --       (57,742)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................         (6,514)       (88,665)         (300)         --            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (10,034,622)   (22,171,097)   (3,322,534)   (219,147)   (7,171,222)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............              9        340,588            --          --            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............             --       (840,103)           --          --       (16,074)
                                                       ------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............     (3,907,488)   (36,766,092)   (8,793,906)   (247,835)   (7,218,407)
                                                       ------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................    $ 1,417,252   $(28,236,673)  $(6,720,979)  $(171,568)  $(7,012,742)
                                                       ==================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................    $    44,286   $     14,404   $     7,079   $     794   $     1,896
                                                       ==================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................    $        --   $         --   $        --   $      --   $        --
                                                       ==================================================================

                                                        GROWTH-
                                                         INCOME
   ------------------------------------------------  --------------
   INCOME:
    Interest.......................................  $    2,530,756
    Dividends......................................       7,064,915
                                                     --------------
        Total income*..............................       9,595,671
                                                     --------------
   EXPENSES:
    Management fees................................       4,470,726
    Custodian fees.................................         270,654
    Auditing fees..................................           9,705
    Reports to investors...........................          70,425
    Legal fees.....................................           3,565
    Trustees' fees.................................           8,235
    Service fees--Class B..........................              17
    Interest expense...............................              --
    Amortization of organizational expenses........              --
    Other expenses.................................          14,802
                                                     --------------
        Total expenses before reimbursement and
          custody credits..........................       4,848,129
        Expenses reimbursed by the investment
          adviser..................................              --
        Custody credits earned on cash balances....             (59)
                                                     --------------
   Net investment income (loss)....................       4,747,601
                                                     --------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......       1,865,460
    Net realized gain (loss) on futures and options
      contracts....................................     (15,986,975)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................              --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (230,129,411)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............              --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............      (4,089,063)
                                                     --------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (248,339,989)
                                                     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (243,592,388)
                                                     ==============
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $       35,378
                                                     ==============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $           --
                                                     ==============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                         DAVIS                                       GOLDMAN
                                                        FEDERATED       VENTURE       "DOGS" OF      ALLIANCE         SACHS
                                                          VALUE          VALUE       WALL STREET      GROWTH        RESEARCH
   ---------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................    $  176,178    $   1,495,676   $    27,560   $   1,091,322   $    10,647
    Dividends......................................     1,933,826       13,578,084     1,341,087       8,895,709       151,105
                                                       -----------------------------------------------------------------------
        Total income*..............................     2,110,004       15,073,760     1,368,647       9,987,031       161,752
                                                       -----------------------------------------------------------------------
   EXPENSES:
    Management fees................................       847,246        9,201,783       289,890       6,918,881       227,684
    Custodian fees.................................        61,221          406,828        33,483         374,413        32,582
    Auditing fees..................................         9,705            9,705         7,365           9,705         9,550
    Reports to investors...........................        10,780           99,475         8,550         102,440         5,465
    Legal fees.....................................           519            6,435           457           3,445           519
    Trustees' fees.................................         1,125           12,515           281          10,610           243
    Service fees--Class B..........................            10               31            10              18            12
    Interest expense...............................            --               --            --              --            --
    Amortization of organizational expenses........            --               --           584              --            --
    Other expenses.................................         1,184           16,275           565          21,676           490
                                                       -----------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................       931,790        9,753,047       341,185       7,441,188       276,545
        Expenses reimbursed by the investment
          adviser..................................            --               --            --              --       (20,361)
        Custody credits earned on cash balances....          (216)         (21,523)         (988)         (5,638)          (27)
                                                       -----------------------------------------------------------------------
   Net investment income (loss)....................     1,178,430        5,342,236     1,028,450       2,551,481       (94,405)
                                                       -----------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (3,070,909)     (97,501,974)     (126,163)   (320,825,571)   (4,168,105)
    Net realized gain (loss) on futures and options
      contracts....................................            --               --            --              --       (22,520)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --               --            --              --            --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (2,940,791)    (221,731,664)    4,255,686    (197,671,069)   (3,599,072)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --               --            --              --            --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --               --            --              --         9,893
                                                       -----------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (6,011,700)    (319,233,638)    4,129,523    (518,496,640)   (7,779,804)
                                                       -----------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................    $(4,833,270)  $(313,891,402)  $ 5,157,973   $(515,945,159)  $(7,874,209)
                                                       =======================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................    $    8,153    $      35,309   $        --   $     218,947   $        --
                                                       =======================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................    $       --    $          --   $        --   $          --   $        --
                                                       =======================================================================

                                                          MFS
                                                      GROWTH AND
                                                        INCOME
   ------------------------------------------------  -------------
   INCOME:
    Interest.......................................  $     387,017
    Dividends......................................      2,123,458
                                                     -------------
        Total income*..............................      2,510,475
                                                     -------------
   EXPENSES:
    Management fees................................      1,217,552
    Custodian fees.................................         93,298
    Auditing fees..................................          9,705
    Reports to investors...........................         18,605
    Legal fees.....................................            709
    Trustees' fees.................................          1,750
    Service fees--Class B..........................             12
    Interest expense...............................             --
    Amortization of organizational expenses........             --
    Other expenses.................................          1,623
                                                     -------------
        Total expenses before reimbursement and
          custody credits..........................      1,343,254
        Expenses reimbursed by the investment
          adviser..................................             --
        Custody credits earned on cash balances....           (323)
                                                     -------------
   Net investment income (loss)....................      1,167,544
                                                     -------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (22,154,174)
    Net realized gain (loss) on futures and options
      contracts....................................             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................        (20,821)
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (23,088,091)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............          8,303
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............             --
                                                     -------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (45,254,783)
                                                     -------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (44,087,239)
                                                     =============
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $      42,772
                                                     =============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --
                                                     =============

    See Notes to Financial Statements

---------------------
    180

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                                                  SMALL         MFS
                                                        PUTNAM        BLUE CHIP       REAL       COMPANY      MID-CAP
                                                        GROWTH         GROWTH        ESTATE       VALUE        GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................  $     422,984   $    69,948   $  113,819   $  11,407   $    754,616
    Dividends......................................      2,420,173        57,741    1,738,675      15,792        496,268
                                                     -------------------------------------------------------------------
        Total income*..............................      2,843,157       127,689    1,852,494      27,199      1,250,884
                                                     -------------------------------------------------------------------
   EXPENSES:
    Management fees................................      2,362,620        64,398      296,539      24,353      1,258,885
    Custodian fees.................................        114,043        33,440       35,101      32,909         67,895
    Auditing fees..................................          9,705         9,550        9,705      10,050          9,705
    Reports to investors...........................         25,505         5,014        3,370       5,588         16,135
    Legal fees.....................................          1,315           544          232         232            970
    Trustees' fees.................................          3,120           156           --          --          1,750
    Service fees--Class B..........................             12            12           10          --             16
    Interest expense...............................             --            --           --          --             --
    Amortization of organizational expenses........             --            --           --          --             --
    Other expenses.................................          5,199           505          394          85          1,916
                                                     -------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................      2,521,519       113,619      345,351      73,217      1,357,272
        Expenses reimbursed by the investment
          adviser..................................             --       (35,025)          --     (38,953)            --
        Custody credits earned on cash balances....         (1,008)         (385)      (1,576)       (169)        (2,410)
                                                     -------------------------------------------------------------------
   Net investment income (loss)....................        322,646        49,480    1,508,719      (6,896)      (103,978)
                                                     -------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (69,563,922)   (2,457,713)   1,557,119     272,319    (13,083,636)
    Net realized gain (loss) on futures and options
      contracts....................................             --            --           --          --             --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................             --            --           --          --             --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (54,450,488)     (581,296)     176,749     155,027    (73,680,792)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............             --            --           --          --             --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............             --            --           --          --             --
                                                     -------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (124,014,410)   (3,039,009)   1,733,868     427,346    (86,764,428)
                                                     -------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(123,691,764)  $(2,989,529)  $3,242,587   $ 420,450   $(86,868,406)
                                                     ===================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $       3,783   $        47   $    2,588   $      --   $         --
                                                     ===================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $          --   $        --   $       --   $      --   $         --
                                                     ===================================================================


                                                       AGGRESSIVE
                                                         GROWTH
   ------------------------------------------------  --------------
   INCOME:
    Interest.......................................  $    1,577,355
    Dividends......................................         638,319
                                                     --------------
        Total income*..............................       2,215,674
                                                     --------------
   EXPENSES:
    Management fees................................       1,323,913
    Custodian fees.................................          84,640
    Auditing fees..................................           9,705
    Reports to investors...........................          17,395
    Legal fees.....................................           1,125
    Trustees' fees.................................           1,905
    Service fees--Class B..........................              12
    Interest expense...............................              --
    Amortization of organizational expenses........              --
    Other expenses.................................           3,196
                                                     --------------
        Total expenses before reimbursement and
          custody credits..........................       1,441,891
        Expenses reimbursed by the investment
          adviser..................................              --
        Custody credits earned on cash balances....          (1,930)
                                                     --------------
   Net investment income (loss)....................         775,713
                                                     --------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......     (71,468,830)
    Net realized gain (loss) on futures and options
      contracts....................................     (20,211,465)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................              --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................     (10,849,317)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............              --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............              --
                                                     --------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (102,529,612)
                                                     --------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $ (101,753,899)
                                                     ==============
   ---------------
    * Net of foreign withholding taxes on interest
     and dividends of..............................  $           --
                                                     ==============
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $           --
                                                     ==============

   See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF OPERATIONS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                                   INTERNATIONAL                   INTERNATIONAL
                                                        GROWTH         MARSICO      GROWTH AND        GLOBAL        DIVERSIFIED
                                                     OPPORTUNITIES     GROWTH         INCOME         EQUITIES        EQUITIES
   -----------------------------------------------------------------------------------------------------------------------------
   INCOME:
    Interest.......................................   $    34,428    $    37,589   $    361,542    $     259,523   $  1,227,195
    Dividends......................................        48,274         18,687      3,810,482        2,709,902      3,877,400
                                                     ---------------------------------------------------------------------------
        Total income*..............................        82,702         56,276      4,172,024        2,969,425      5,104,595
                                                     ---------------------------------------------------------------------------
   EXPENSES:
    Management fees................................        85,544         31,245      1,476,105        1,881,360      1,847,303
    Custodian fees.................................        33,385         35,187        352,415          309,430        365,191
    Auditing fees..................................         9,360         14,800         13,450           13,450         13,450
    Reports to investors...........................         6,050            598         13,505           23,480         20,130
    Legal fees.....................................           457            506            709            1,315          1,405
    Trustees' fees.................................           156             94          1,560            2,775          1,750
    Service fees--Class B..........................            10             12             13               11             10
    Interest expense...............................            --             --             --           20,434             --
    Amortization of organizational expenses........            --             --            643               --             --
    Other expenses.................................           512            527          1,569            3,384          2,494
                                                     ---------------------------------------------------------------------------
        Total expenses before reimbursement and
          custody credits..........................       135,474         82,969      1,859,969        2,255,639      2,251,733
        Expenses reimbursed by the investment
          adviser..................................       (21,296)       (43,467)            --               --             --
        Custody credits earned on cash balances....          (110)        (2,732)          (825)              --           (191)
                                                     ---------------------------------------------------------------------------
   Net investment income (loss)....................       (31,366)        19,506      2,312,880          713,786      2,853,053
                                                     ---------------------------------------------------------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......    (9,230,838)      (964,208)   (21,503,887)     (54,942,968)    (8,470,910)
    Net realized gain (loss) on futures and options
      contracts....................................            --             --             --               --     (2,804,448)
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................            --             --     (2,210,812)        (509,686)    (3,060,656)
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................        46,639       (188,197)   (31,368,950)     (70,049,953)   (41,935,424)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............            --             --          5,503          (47,788)      (178,343)
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --             --             --               --      1,249,959
                                                     ---------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............    (9,184,199)    (1,152,405)   (55,078,146)    (125,550,395)   (55,199,822)
                                                     ---------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................   $(9,215,565)   $(1,132,899)  $(52,765,266)   $(124,836,609)  $(52,346,769)
                                                     ===========================================================================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................   $       195    $        --   $    530,176    $     244,317   $    507,895
                                                     ===========================================================================
   ** Net of foreign withholding taxes on capital
    gains of.......................................   $        --    $        --   $         --    $          --   $         --
                                                     ===========================================================================


                                                       EMERGING
                                                       MARKETS       TECHNOLOGY
   ------------------------------------------------  ----------------------------
   INCOME:
    Interest.......................................  $     23,169   $      46,567
    Dividends......................................     1,119,496          15,721
                                                     ----------------------------
        Total income*..............................     1,142,665          62,288
                                                     ----------------------------
   EXPENSES:
    Management fees................................       513,450         251,553
    Custodian fees.................................        76,246          33,361
    Auditing fees..................................        13,950           9,550
    Reports to investors...........................         8,640           6,395
    Legal fees.....................................           232             519
    Trustees' fees.................................           281             219
    Service fees--Class B..........................            10              13
    Interest expense...............................            --              --
    Amortization of organizational expenses........           643              --
    Other expenses.................................           493             490
                                                     ----------------------------
        Total expenses before reimbursement and
          custody credits..........................       613,945         302,100
        Expenses reimbursed by the investment
          adviser..................................            --          (1,223)
        Custody credits earned on cash balances....          (786)           (336)
                                                     ----------------------------
   Net investment income (loss)....................       529,506        (238,253)
                                                     ----------------------------
   REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS AND FOREIGN CURRENCIES:
    Net realized gain (loss) on investments**......   (11,763,434)    (19,347,979)
    Net realized gain (loss) on futures and options
      contracts....................................            --              --
    Net realized foreign exchange gain (loss) on
      other assets and liabilities.................      (282,440)             --
    Change in unrealized appreciation/depreciation
      on investments (Note 4)......................    (6,145,845)     (7,011,692)
    Change in unrealized foreign exchange gain/loss
      on other assets and liabilities..............       (74,851)             --
    Change in unrealized appreciation/depreciation
      on futures and options contracts.............            --              --
                                                     ----------------------------
   Net realized and unrealized gain (loss) on
    investments and foreign currencies.............   (18,266,570)    (26,359,671)
                                                     ----------------------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS................................  $(17,737,064)  $ (26,597,924)
                                                     ============================
   ---------------
    * Net of foreign withholding taxes on interest
     and
     dividends of..................................  $    107,392   $       1,041
                                                     ============================
   ** Net of foreign withholding taxes on capital
    gains of.......................................  $         --   $          --
                                                     ============================

    See Notes to Financial Statements

---------------------
    182

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                                                               WORLDWIDE
                                                      CASH        CORPORATE        GLOBAL       HIGH-YIELD        HIGH
                                                   MANAGEMENT        BOND           BOND           BOND          INCOME
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $ 13,799,601   $  8,272,163   $  2,865,512   $ 17,680,620   $  6,004,294
   Net realized gain (loss) on investments......           808     (2,720,680)     1,612,174    (22,310,885)    (1,042,322)
   Net realized gain (loss) on futures and
    options contracts...........................            --             --         89,163             --         60,948
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --             --      5,448,842           (273)           672
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................        32,602      1,891,999     (2,096,782)   (16,882,628)   (15,524,330)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --             --     (3,474,356)         1,608        109,932
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --             --       (546,843)            --        (15,090)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    13,833,011      7,443,482      3,897,710    (21,511,558)   (10,405,896)
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................            --             --             --             --             --
   Dividends from net investment income (Class
    B)..........................................            --             --             --             --             --
   Distributions from net realized gain on
    investments (Class A).......................            --             --             --             --             --
   Distributions from net realized gain on
    investments (Class B).......................            --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --             --             --             --             --
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................   274,375,747     24,782,946      2,432,565    (15,193,417)    (5,556,265)
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   288,208,758     32,226,428      6,330,275    (36,704,975)   (15,962,161)
   NET ASSETS:
   Beginning of period..........................   404,004,606    199,334,426    139,527,719    299,533,639    117,235,939
                                                  ------------------------------------------------------------------------
   End of period................................  $692,213,364   $231,560,854   $145,857,994   $262,828,664   $101,273,778
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 42,814,391   $ 23,106,779   $  9,867,194   $ 49,937,176   $ 18,413,348
                                                  ========================================================================


                                                    SUNAMERICA
                                                     BALANCED
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $    5,467,832
   Net realized gain (loss) on investments......     (24,924,736)
   Net realized gain (loss) on futures and
    options contracts...........................              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................     (38,902,082)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................     (58,358,986)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................              --
   Dividends from net investment income (Class
    B)..........................................              --
   Distributions from net realized gain on
    investments (Class A).......................              --
   Distributions from net realized gain on
    investments (Class B).......................              --
                                                  --------------
   Total dividends and distributions to
    shareholders................................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................       4,969,667
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     (53,389,319)
   NET ASSETS:
   Beginning of period..........................     575,038,686
                                                  --------------
   End of period................................  $  521,649,367
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $   16,107,815
                                                  ==============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                   MFS TOTAL        ASSET         TELECOM        EQUITY       EQUITY
                                                     RETURN       ALLOCATION      UTILITY        INCOME        INDEX
   --------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  5,324,740   $  8,529,419   $  2,072,927   $   76,267   $   205,665
   Net realized gain (loss) on investments......     6,133,639    (10,301,355)    (5,471,072)     (28,688)       26,631
   Net realized gain (loss) on futures and
    options contracts...........................            --     (3,705,460)            --           --       (57,742)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (6,514)       (88,665)          (300)          --            --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................   (10,034,622)   (22,171,097)    (3,322,534)    (219,147)   (7,171,222)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             9        340,588             --           --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --       (840,103)            --           --       (16,074)
                                                  ---------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     1,417,252    (28,236,673)    (6,720,979)    (171,568)   (7,012,742)
                                                  ---------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................            --             --             --           --            --
   Dividends from net investment income (Class
    B)..........................................            --             --             --           --            --
   Distributions from net realized gain on
    investments (Class A).......................            --             --             --           --            --
   Distributions from net realized gain on
    investments (Class B).......................            --             --             --           --            --
                                                  ---------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --             --             --           --            --
                                                  ---------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    95,151,576    (20,213,247)    (2,945,986)      38,404    (1,050,588)
                                                  ---------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    96,568,828    (48,449,920)    (9,666,965)    (133,164)   (8,063,330)
   NET ASSETS:
   Beginning of period..........................   303,277,535    653,309,642    112,682,223    8,314,618    63,786,253
                                                  ---------------------------------------------------------------------
   End of period................................  $399,846,363   $604,859,722   $103,015,258   $8,181,454   $55,722,923
                                                  =====================================================================

   ---------------
   Undistributed net investment income (loss)...  $ 13,621,123   $ 27,814,164   $  5,383,750   $  217,606   $   622,200
                                                  =====================================================================


                                                     GROWTH-
                                                      INCOME
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $    4,747,601
   Net realized gain (loss) on investments......       1,865,460
   Net realized gain (loss) on futures and
    options contracts...........................     (15,986,975)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    (230,129,411)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................      (4,089,063)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (243,592,388)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................              --
   Dividends from net investment income (Class
    B)..........................................              --
   Distributions from net realized gain on
    investments (Class A).......................              --
   Distributions from net realized gain on
    investments (Class B).......................              --
                                                  --------------
   Total dividends and distributions to
    shareholders................................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................     (35,256,712)
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (278,849,100)
   NET ASSETS:
   Beginning of period..........................   1,931,069,769
                                                  --------------
   End of period................................  $1,652,220,669
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $   16,556,151
                                                  ==============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                     DAVIS                                          GOLDMAN
                                                   FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                     VALUE           VALUE        WALL STREET        GROWTH        RESEARCH
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  1,178,430   $    5,342,236   $  1,028,450   $    2,551,481   $   (94,405)
   Net realized gain (loss) on investments......    (3,070,909)     (97,501,974)      (126,163)    (320,825,571)   (4,168,105)
   Net realized gain (loss) on futures and
    options contracts...........................            --               --             --               --       (22,520)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            --               --             --               --            --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    (2,940,791)    (221,731,664)     4,255,686     (197,671,069)   (3,599,072)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            --               --             --               --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --               --             --               --         9,893
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    (4,833,270)    (313,891,402)     5,157,973     (515,945,159)   (7,874,209)
                                                  ---------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................            --               --             --               --            --
   Dividends from net investment income (Class
    B)..........................................            --               --             --               --            --
   Distributions from net realized gain on
    investments (Class A).......................            --               --             --               --            --
   Distributions from net realized gain on
    investments (Class B).......................            --               --             --               --            --
                                                  ---------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................            --               --             --               --            --
                                                  ---------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........    31,791,495       64,350,182     10,217,438     (109,234,833)    7,970,869
                                                  ---------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    26,958,225     (249,541,220)    15,375,411     (625,179,992)       96,660
   NET ASSETS:
   Beginning of period..........................   231,715,689    2,808,045,369     92,069,648    2,810,097,850    39,902,825
                                                  ---------------------------------------------------------------------------
   End of period................................  $258,673,914   $2,558,504,149   $107,445,059   $2,184,917,858   $39,999,485
                                                  ===========================================================================

   ---------------
   Undistributed net investment income (loss)...  $  4,585,153   $   17,535,899   $  3,394,277   $    2,551,481   $   (94,405)
                                                  ===========================================================================

                                                       MFS
                                                   GROWTH AND
                                                     INCOME
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $   1,167,544
   Net realized gain (loss) on investments......    (22,154,174)
   Net realized gain (loss) on futures and
    options contracts...........................             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (20,821)
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    (23,088,091)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          8,303
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................    (44,087,239)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................             --
   Dividends from net investment income (Class
    B)..........................................             --
   Distributions from net realized gain on
    investments (Class A).......................             --
   Distributions from net realized gain on
    investments (Class B).......................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from
    capital share transactions (Note 7).........     24,883,605
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (19,203,634)
   NET ASSETS:
   Beginning of period..........................    369,517,568
                                                  -------------
   End of period................................  $ 350,313,934
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   3,181,721
                                                  =============

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                                                SMALL           MFS
                                                     PUTNAM        BLUE CHIP       REAL        COMPANY        MID-CAP
                                                     GROWTH         GROWTH        ESTATE        VALUE         GROWTH
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $     322,646   $    49,480   $ 1,508,719   $   (6,896)  $   (103,978)
   Net realized gain (loss) on investments......    (69,563,922)   (2,457,713)    1,557,119      272,319    (13,083,636)
   Net realized gain (loss) on futures and
    options contracts...........................             --            --            --           --             --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --            --            --           --             --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    (54,450,488)     (581,296)      176,749      155,027    (73,680,792)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --            --            --           --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --            --            --           --             --
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (123,691,764)   (2,989,529)    3,242,587      420,450    (86,868,406)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................             --            --            --           --             --
   Dividends from net investment income (Class
    B)..........................................             --            --            --           --             --
   Distributions from net realized gain on
    investments (Class A).......................             --            --            --           --             --
   Distributions from net realized gain on
    investments (Class B).......................             --            --            --           --             --
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................             --            --            --           --             --
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    (20,498,115)   10,972,718     6,318,019      973,320     70,715,880
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (144,189,879)    7,983,189     9,560,606    1,393,770    (16,152,526)
   NET ASSETS:
   Beginning of period..........................    732,942,729    15,801,385    76,224,416    4,409,485    367,523,062
                                                  ----------------------------------------------------------------------
   End of period................................  $ 588,752,850   $23,784,574   $85,785,022   $5,803,255   $351,370,536
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $     322,646   $    63,030   $ 4,206,349   $   (6,896)  $   (103,978)
                                                  ======================================================================


                                                   AGGRESSIVE
                                                     GROWTH
   ---------------------------------------------  -------------
   OPERATIONS:
   Net investment income (loss).................  $     775,713
   Net realized gain (loss) on investments......    (71,468,830)
   Net realized gain (loss) on futures and
    options contracts...........................    (20,211,465)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4)....................................    (10,849,317)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from operations...................   (101,753,899)
                                                  -------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income (Class
    A)..........................................             --
   Dividends from net investment income (Class
    B)..........................................             --
   Distributions from net realized gain on
    investments (Class A).......................             --
   Distributions from net realized gain on
    investments (Class B).......................             --
                                                  -------------
   Total dividends and distributions to
    shareholders................................             --
                                                  -------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7)....................................    (34,678,549)
                                                  -------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......   (136,432,448)
   NET ASSETS:
   Beginning of period..........................    495,825,615
                                                  -------------
   End of period................................  $ 359,393,167
                                                  =============
   ---------------
   Undistributed net investment income (loss)...  $   2,124,370
                                                  =============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE SIX MONTHS ENDED JULY 31, 2001 (UNAUDITED)

                                                                              INTERNATIONAL                     INTERNATIONAL
                                                  GROWTH         MARSICO        GROWTH AND         GLOBAL        DIVERSIFIED
                                               OPPORTUNITIES     GROWTH           INCOME          EQUITIES        EQUITIES
   --------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............   $   (31,366)   $    19,506   $      2,312,880   $     713,786   $  2,853,053
   Net realized gain (loss) on investments...    (9,230,838)      (964,208)       (21,503,887)    (54,942,968)    (8,470,910)
   Net realized gain (loss) on futures and
    options contracts........................            --             --                 --              --     (2,804,448)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........            --             --         (2,210,812)       (509,686)    (3,060,656)
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4).................................        46,639       (188,197)       (31,368,950)    (70,049,953)   (41,935,424)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..............................            --             --              5,503         (47,788)      (178,343)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts........................            --             --                 --              --      1,249,959
                                               ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................    (9,215,565)    (1,132,899)       (52,765,266)   (124,836,609)   (52,346,769)
                                               ------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income
    (Class A)................................            --             --                 --              --             --
   Dividends from net investment income
    (Class B)................................            --             --                 --              --             --
   Distributions from net realized gain on
    investments (Class A)....................            --             --                 --              --             --
   Distributions from net realized gain on
    investments (Class B)....................            --             --                 --              --             --
                                               ------------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................            --             --                 --              --             --
                                               ------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................     2,411,348      5,581,997         13,278,579     (32,024,484)   (41,057,113)
                                               ------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...    (6,804,217)     4,449,098        (39,486,687)   (156,861,093)   (93,403,882)
   NET ASSETS:
   Beginning of period.......................    28,836,248      5,595,616        342,113,732     650,067,066    442,008,931
                                               ------------------------------------------------------------------------------
   End of period.............................   $22,032,031    $10,044,714   $    302,627,045   $ 493,205,973   $348,605,049
                                               ==============================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................   $   (29,621)   $    23,087   $      1,288,743   $  (1,767,470)  $  1,783,185
                                               ==============================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY
   ------------------------------------------  ----------------------------
   OPERATIONS:
   Net investment income (loss)..............  $    529,506   $    (238,253)
   Net realized gain (loss) on investments...   (11,763,434)    (19,347,979)
   Net realized gain (loss) on futures and
    options contracts........................            --              --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (282,440)             --
   Change in unrealized
    appreciation/depreciation on investments
    (Note 4).................................    (6,145,845)     (7,011,692)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..............................       (74,851)             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts........................            --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (17,737,064)    (26,597,924)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income
    (Class A)................................            --              --
   Dividends from net investment income
    (Class B)................................            --              --
   Distributions from net realized gain on
    investments (Class A)....................            --              --
   Distributions from net realized gain on
    investments (Class B)....................            --              --
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................            --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions
    (Note 7).................................    (4,081,866)     12,629,343
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...   (21,818,930)    (13,968,581)
   NET ASSETS:
   Beginning of period.......................    96,507,434      56,322,851
                                               ----------------------------
   End of period.............................  $ 74,688,504   $  42,354,270
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $   (587,493)  $    (238,253)
                                               ============================

See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                       CASH          CORPORATE        GLOBAL       HIGH-YIELD      WORLDWIDE
                                                    MANAGEMENT          BOND           BOND           BOND        HIGH INCOME
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    29,027,874   $ 14,848,898   $  5,305,472   $  32,273,374   $ 12,916,318
   Net realized gain (loss) on investments......         (826,684)    (3,234,818)    (3,573,516)    (17,584,619)     1,666,697
   Net realized gain (loss) on futures and
    options contracts...........................               --             --         (5,206)             --         99,598
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --             --      7,143,802              --        673,406
   Change in unrealized
    appreciation/depreciation on investments....          191,751      3,182,723      3,093,633     (23,754,631)   (10,830,012)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --             --        775,464              --       (175,467)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................               --             --         58,410              --         (9,112)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................       28,392,941     14,796,803     12,798,059      (9,065,876)     4,341,428
                                                  ----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (21,830,000)   (12,455,000)    (8,110,000)    (30,955,000)   (13,085,000)
   Distributions from net realized gain on
    investments.................................           (2,800)            --             --              --             --
                                                  ----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................      (21,832,800)   (12,455,000)    (8,110,000)    (30,955,000)   (13,085,000)
                                                  ----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    7,299,994,051     54,192,852     40,670,578     165,553,410     27,642,587
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       21,832,800     12,455,000      8,110,000      30,955,000     13,085,000
   Cost of shares repurchased...................   (7,390,970,157)   (53,963,787)   (41,085,872)   (166,985,972)   (39,151,597)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      (69,143,306)    12,684,065      7,694,706      29,522,438      1,575,990
                                                  ----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      (62,583,165)    15,025,868     12,382,765     (10,498,438)    (7,167,582)
   NET ASSETS:
   Beginning of period..........................      466,587,771    184,308,558    127,144,954     310,032,077    124,403,521
                                                  ----------------------------------------------------------------------------
   End of period................................  $   404,004,606   $199,334,426   $139,527,719   $ 299,533,639   $117,235,939
                                                  ============================================================================

   ---------------
   Undistributed net investment income (loss)...  $    29,014,790   $ 14,834,616   $  7,001,682   $  32,256,556   $ 12,409,054
                                                  ============================================================================
   Shares issued and repurchased:
   Sold.........................................      656,647,701      4,865,125      3,677,611      16,893,759      2,659,528
   Issued in reinvestment of dividends and
    distributions...............................        1,997,511      1,155,380        760,075       3,375,682      1,374,475
   Repurchased..................................     (665,003,082)    (4,836,936)    (3,727,067)    (16,676,208)    (3,741,559)
                                                  ----------------------------------------------------------------------------
   Net increase (decrease)......................       (6,357,870)     1,183,569        710,619       3,593,233        292,444
                                                  ============================================================================


                                                    SUNAMERICA
                                                     BALANCED
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $   10,649,562
   Net realized gain (loss) on investments......      10,190,354
   Net realized gain (loss) on futures and
    options contracts...........................              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments....     (58,068,360)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................     (37,228,444)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (6,795,000)
   Distributions from net realized gain on
    investments.................................      (2,990,000)
                                                  --------------
   Total dividends and distributions to
    shareholders................................      (9,785,000)
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     218,116,002
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       9,785,000
   Cost of shares repurchased...................    (114,902,997)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     112,998,005
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      65,984,561
   NET ASSETS:
   Beginning of period..........................     509,054,125
                                                  --------------
   End of period................................  $  575,038,686
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $   10,639,983
                                                  ==============
   Shares issued and repurchased:
   Sold.........................................      11,377,828
   Issued in reinvestment of dividends and
    distributions...............................         525,510
   Repurchased..................................      (6,010,267)
                                                  --------------
   Net increase (decrease)......................       5,893,071
                                                  ==============

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                   MFS TOTAL         ASSET         TELECOM        EQUITY       EQUITY
                                                     RETURN       ALLOCATION       UTILITY+       INCOME        INDEX
   ---------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $  8,296,909   $  18,797,874   $  3,321,287   $  143,454   $   424,438
   Net realized gain (loss) on investments......    13,937,430      10,046,189    (13,129,299)    (142,520)      478,630
   Net realized gain (loss) on futures and
    options contracts...........................            --        (398,161)            --           --       (20,305)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................        (5,449)        735,916            115           --            --
   Change in unrealized
    appreciation/depreciation on investments....    23,874,632       6,198,156     (2,711,737)   1,050,936    (1,830,054)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...          (260)       (425,389)            --           --            --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................            --       1,362,203             --           --         6,201
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................    46,103,262      36,316,788    (12,519,634)   1,051,870      (941,090)
                                                  ----------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........    (5,860,000)    (19,055,000)    (3,295,000)     (13,000)      (25,000)
   Distributions from net realized gain on
    investments.................................    (1,550,000)    (13,680,000)    (1,780,000)          --      (125,000)
                                                  ----------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (7,410,000)    (32,735,000)    (5,075,000)     (13,000)     (150,000)
                                                  ----------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................   143,349,019      64,246,628     38,017,331    1,380,912     9,091,257
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     7,410,000      32,735,000      5,075,000       13,000       150,000
   Cost of shares repurchased...................   (95,094,214)   (146,316,448)   (32,974,408)    (787,812)   (7,850,748)
                                                  ----------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    55,664,805     (49,334,820)    10,117,923      606,100     1,390,509
                                                  ----------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    94,358,067     (45,753,032)    (7,476,711)   1,644,970       299,419
   NET ASSETS:
   Beginning of period..........................   208,919,468     699,062,674    120,158,934    6,669,648    63,486,834
                                                  ----------------------------------------------------------------------
   End of period................................  $303,277,535   $ 653,309,642   $112,682,223   $8,314,618   $63,786,253
                                                  ======================================================================

   ---------------
   Undistributed net investment income (loss)...  $  8,296,383   $  19,284,745   $  3,310,823   $  141,339   $   416,535
                                                  ======================================================================
   Shares issued and repurchased:
   Sold.........................................     9,495,823       4,303,450      2,797,088      131,884       752,442
   Issued in reinvestment of dividends and
    distributions...............................       485,265       2,279,596        379,581        1,184        12,669
   Repurchased..................................    (6,406,751)     (9,825,816)    (2,413,958)     (74,177)     (656,015)
                                                  ----------------------------------------------------------------------
   Net increase (decrease)......................     3,574,337      (3,242,770)       762,711       58,891       109,096
                                                  ======================================================================


                                                      GROWTH-
                                                      INCOME
   ---------------------------------------------  ---------------
   OPERATIONS:
   Net investment income (loss).................  $    11,813,743
   Net realized gain (loss) on investments......       21,577,185
   Net realized gain (loss) on futures and
    options contracts...........................      (12,505,126)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................               --
   Change in unrealized
    appreciation/depreciation on investments....      (64,468,799)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...               --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................        3,705,438
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from operations...................      (39,877,559)
                                                  ---------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........       (8,300,000)
   Distributions from net realized gain on
    investments.................................      (99,405,000)
                                                  ---------------
   Total dividends and distributions to
    shareholders................................     (107,705,000)
                                                  ---------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................      628,021,402
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      107,705,000
   Cost of shares repurchased...................     (485,413,783)
                                                  ---------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      250,312,619
                                                  ---------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      102,730,060
   NET ASSETS:
   Beginning of period..........................    1,828,339,709
                                                  ---------------
   End of period................................  $ 1,931,069,769
                                                  ===============
   ---------------
   Undistributed net investment income (loss)...  $    11,808,550
                                                  ===============
   Shares issued and repurchased:
   Sold.........................................       19,747,376
   Issued in reinvestment of dividends and
    distributions...............................        3,592,562
   Repurchased..................................      (15,394,320)
                                                  ---------------
   Net increase (decrease)......................        7,945,618
                                                  ===============

     + Formerly Utility
    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                      DAVIS                                          GOLDMAN
                                                    FEDERATED        VENTURE        "DOGS" OF        ALLIANCE         SACHS
                                                      VALUE           VALUE+       WALL STREET        GROWTH        RESEARCH#
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $   3,415,259   $   12,205,493   $  2,388,255   $   (3,055,609)  $    (75,597)
   Net realized gain (loss) on investments......      6,278,052      386,232,138    (10,186,179)      60,064,696     (2,954,880)
   Net realized gain (loss) on futures and
    options contracts...........................             --               --             --               --          7,480
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................            (31)             390             --               --             --
   Change in unrealized
    appreciation/depreciation on investments....     11,728,874     (101,413,566)    16,911,689     (379,043,130)     1,233,342
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --               --             --               --             --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --               --             --               --         (9,654)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................     21,422,154      297,024,455      9,113,765     (322,034,043)    (1,799,309)
                                                  -----------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........     (2,290,000)     (10,745,000)    (2,215,000)              --             --
   Distributions from net realized gain on
    investments.................................     (8,095,000)     (26,020,000)      (920,000)    (406,065,000)      (140,000)
                                                  -----------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (10,385,000)     (36,765,000)    (3,135,000)    (406,065,000)      (140,000)
                                                  -----------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    119,407,457      845,975,741     32,702,065    1,229,461,424     53,646,912
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     10,385,000       36,765,000      3,135,000      406,065,000        140,000
   Cost of shares repurchased...................   (117,601,777)    (638,949,042)   (48,670,645)    (972,742,893)   (11,944,778)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     12,190,680      243,791,699    (12,833,580)     662,783,531     41,842,134
                                                  -----------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......     23,227,834      504,051,154     (6,854,815)     (65,315,512)    39,902,825
   NET ASSETS:
   Beginning of period..........................    208,487,855    2,303,994,215     98,924,463    2,875,413,362             --
                                                  -----------------------------------------------------------------------------
   End of period................................  $ 231,715,689   $2,808,045,369   $ 92,069,648   $2,810,097,850   $ 39,902,825
                                                  =============================================================================

   ---------------
   Undistributed net investment income (loss)...  $   3,406,723   $   12,193,663   $  2,365,827   $           --   $         --
                                                  =============================================================================
   Shares issued and repurchased:
   Sold.........................................      7,409,533       29,690,543      3,954,136       35,052,017      5,138,765
   Issued in reinvestment of dividends and
    distributions...............................        668,706        1,344,733        406,615       13,571,692         14,344
   Repurchased..................................     (7,355,261)     (22,572,954)    (5,949,664)     (27,571,200)    (1,131,635)
                                                  -----------------------------------------------------------------------------
   Net increase (decrease)......................        722,978        8,462,322     (1,588,913)      21,052,509      4,021,474
                                                  =============================================================================

                                                       MFS
                                                    GROWTH AND
                                                      INCOME
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $    2,111,249
   Net realized gain (loss) on investments......      15,070,807
   Net realized gain (loss) on futures and
    options contracts...........................              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................         (80,505)
   Change in unrealized
    appreciation/depreciation on investments....      (5,070,787)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...            (783)
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................              --
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................      12,029,981
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........      (1,995,000)
   Distributions from net realized gain on
    investments.................................              --
                                                  --------------
   Total dividends and distributions to
    shareholders................................      (1,995,000)
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     121,414,976
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............       1,995,000
   Cost of shares repurchased...................    (101,148,992)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...      22,260,984
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      32,295,965
   NET ASSETS:
   Beginning of period..........................     337,221,603
                                                  --------------
   End of period................................  $  369,517,568
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $    2,014,177
                                                  ==============
   Shares issued and repurchased:
   Sold.........................................       8,718,543
   Issued in reinvestment of dividends and
    distributions...............................         143,525
   Repurchased..................................      (7,280,340)
                                                  --------------
   Net increase (decrease)......................       1,581,728
                                                  ==============

     + Formerly Venture Value

     # Commenced operations July 5, 2000

    See Notes to Financial Statements

---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                                                  SMALL           MFS
                                                     PUTNAM        BLUE CHIP        REAL         COMPANY        MID-CAP
                                                     GROWTH         GROWTH#        ESTATE         VALUE         GROWTH
   -----------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss).................  $    (852,163)  $    55,550   $  2,711,167   $   (22,625)  $    (461,560)
   Net realized gain (loss) on investments......     16,852,544      (944,298)    (1,341,753)      848,225      47,730,689
   Net realized gain (loss) on futures and
    options contracts...........................             --            --             --            --              --
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................             --            --            224            --              --
   Change in unrealized
    appreciation/depreciation on investments....   (133,620,938)     (768,594)    13,618,903       218,129     (24,699,609)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...             --            --             --            --              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................             --            --             --            --              --
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations...................   (117,620,557)   (1,657,342)    14,988,541     1,043,729      22,569,520
                                                  ------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........             --       (42,000)    (2,490,000)           --              --
   Distributions from net realized gain on
    investments.................................    (70,727,000)           --             --      (811,000)     (5,065,000)
                                                  ------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders................................    (70,727,000)      (42,000)    (2,490,000)     (811,000)     (5,065,000)
                                                  ------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................    247,978,865    27,182,232     69,817,796     1,489,327     407,143,426
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............     70,727,000        42,000      2,490,000       811,000       5,065,000
   Cost of shares repurchased...................   (181,311,699)   (9,723,505)   (62,347,625)   (3,350,015)   (143,826,183)
                                                  ------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...    137,394,166    17,500,727      9,960,171    (1,049,688)    268,382,243
                                                  ------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......    (50,953,391)   15,801,385     22,458,712      (816,959)    285,886,763
   NET ASSETS:
   Beginning of period..........................    783,896,120            --     53,765,704     5,226,444      81,636,299
                                                  ------------------------------------------------------------------------
   End of period................................  $ 732,942,729   $15,801,385   $ 76,224,416   $ 4,409,485   $ 367,523,062
                                                  ========================================================================

   ---------------
   Undistributed net investment income (loss)...  $          --   $    13,550   $  2,697,630   $        --   $          --
                                                  ========================================================================
   Shares issued and repurchased:
   Sold.........................................      9,572,310     2,741,335      7,312,562       130,656      21,687,584
   Issued in reinvestment of dividends and
    distributions...............................      3,049,892         4,789        255,123        78,435         280,921
   Repurchased..................................     (7,075,890)     (947,489)    (6,542,274)     (283,771)     (7,846,563)
                                                  ------------------------------------------------------------------------
   Net increase (decrease)......................      5,546,312     1,798,635      1,025,411       (74,680)     14,121,942
                                                  ========================================================================


                                                    AGGRESSIVE
                                                      GROWTH
   ---------------------------------------------  --------------
   OPERATIONS:
   Net investment income (loss).................  $    1,352,736
   Net realized gain (loss) on investments......      20,017,937
   Net realized gain (loss) on futures and
    options contracts...........................      (3,630,260)
   Net realized foreign exchange gain (loss) on
    other assets and liabilities................              --
   Change in unrealized
    appreciation/depreciation on investments....    (134,243,205)
   Change in unrealized foreign exchange
    gain/loss on other assets and liabilities...              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts...........................        (261,410)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from operations...................    (116,764,202)
                                                  --------------
   DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income.........         (50,000)
   Distributions from net realized gain on
    investments.................................     (51,530,000)
                                                  --------------
   Total dividends and distributions to
    shareholders................................     (51,580,000)
                                                  --------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold....................     695,007,367
   Proceeds from shares issued for reinvestment
    of dividends and distributions..............      51,580,000
   Cost of shares repurchased...................    (532,490,475)
                                                  --------------
   Net increase (decrease) in net assets
    resulting from capital share transactions...     214,096,892
                                                  --------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS......      45,752,690
   NET ASSETS:
   Beginning of period..........................     450,072,925
                                                  --------------
   End of period................................  $  495,825,615
                                                  ==============
   ---------------
   Undistributed net investment income (loss)...  $    1,348,657
                                                  ==============
   Shares issued and repurchased:
   Sold.........................................      29,625,094
   Issued in reinvestment of dividends and
    distributions...............................       2,399,070
   Repurchased..................................     (23,853,149)
                                                  --------------
   Net increase (decrease)......................       8,171,015
                                                  ==============

     # Commenced operations July 5, 2000

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    STATEMENT OF CHANGES IN NET ASSETS (continued)
    FOR THE YEAR ENDED JANUARY 31, 2001

                                                                             INTERNATIONAL                      INTERNATIONAL
                                                   GROWTH        MARSICO      GROWTH AND         GLOBAL          DIVERSIFIED
                                               OPPORTUNITIES#    GROWTH@        INCOME          EQUITIES          EQUITIES
   ---------------------------------------------------------------------------------------------------------------------------
   OPERATIONS:
   Net investment income (loss)..............   $    134,745    $    3,581   $  2,878,186    $      (985,027)  $     3,880,646
   Net realized gain (loss) on investments...     (4,110,038)       23,529      7,458,152         65,512,006        31,208,392
   Net realized gain (loss) on futures and
    options contracts........................             --            --             --                 --        (9,211,245)
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........             --            --        165,674         (1,371,937)       (4,890,966)
   Change in unrealized
    appreciation/depreciation on
    investments..............................       (914,345)      242,467        232,627       (122,690,760)      (58,172,293)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..............................             --            --       (232,418)           144,567           340,054
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts........................             --            --             --                 --        (2,312,785)
                                               -------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations................     (4,889,638)      269,577     10,502,221        (59,391,151)      (39,158,197)
                                               -------------------------------------------------------------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income......       (133,000)           --     (2,880,000)          (855,000)       (3,420,000)
   Distributions from net realized gain on
    investments..............................             --            --     (3,250,000)       (50,390,000)      (61,700,000)
                                               -------------------------------------------------------------------------------
   Total dividends and distributions to
    shareholders.............................       (133,000)           --     (6,130,000)       (51,245,000)      (65,120,000)
                                               -------------------------------------------------------------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................     50,991,506     5,331,452    419,188,515      1,083,126,840     3,581,057,826
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions............................        133,000            --      6,130,000         51,245,000        65,120,000
   Cost of shares repurchased................    (17,265,620)       (5,413)  (341,539,044)    (1,006,163,301)   (3,564,878,720)
                                               -------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share
    transactions.............................     33,858,886     5,326,039     83,779,471        128,208,539        81,299,106
                                               -------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...     28,836,248     5,595,616     88,151,692         17,572,388       (22,979,091)
   NET ASSETS:
   Beginning of period.......................             --            --    253,962,040        632,494,678       464,988,022
                                               -------------------------------------------------------------------------------
   End of period.............................   $ 28,836,248    $5,595,616   $342,113,732    $   650,067,066   $   442,008,931
                                               ===============================================================================

   ---------------
   Undistributed net investment income
    (loss)...................................   $      1,745    $    3,581   $ (1,024,137)   $    (2,481,256)  $    (1,069,868)
                                               ===============================================================================
   Shares issued and repurchased:
   Sold......................................      5,022,181       531,505     33,029,962         53,602,664       276,795,052
   Issued in reinvestment of dividends and
    distributions............................         14,994            --        504,112          2,831,188         5,840,359
   Repurchased...............................     (1,808,669)         (494)   (26,858,556)       (49,350,327)     (272,907,750)
                                               -------------------------------------------------------------------------------
   Net increase (decrease)...................      3,228,506       531,011      6,675,518          7,083,525         9,727,661
                                               ===============================================================================


                                                 EMERGING
                                                 MARKETS       TECHNOLOGY#
   ------------------------------------------  ----------------------------
   OPERATIONS:
   Net investment income (loss)..............  $   (225,618)  $    (194,714)
   Net realized gain (loss) on investments...    (2,577,175)    (11,885,249)
   Net realized gain (loss) on futures and
    options contracts........................            --              --
   Net realized foreign exchange gain (loss)
    on other assets and liabilities..........      (209,861)             --
   Change in unrealized
    appreciation/depreciation on
    investments..............................   (31,639,529)     (8,070,710)
   Change in unrealized foreign exchange
    gain/loss on other assets and
    liabilities..............................        36,961              --
   Change in unrealized
    appreciation/depreciation on futures and
    options contracts........................            --              --
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from operations................   (34,615,222)    (20,150,673)
                                               ----------------------------
   DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS:
   Dividends from net investment income......      (605,000)             --
   Distributions from net realized gain on
    investments..............................    (1,760,000)             --
                                               ----------------------------
   Total dividends and distributions to
    shareholders.............................    (2,365,000)             --
                                               ----------------------------
   CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold.................   136,576,272      93,222,710
   Proceeds from shares issued for
    reinvestment of dividends and
    distributions............................     2,365,000              --
   Cost of shares repurchased................  (108,193,566)    (16,749,186)
                                               ----------------------------
   Net increase (decrease) in net assets
    resulting from capital share
    transactions.............................    30,747,706      76,473,524
                                               ----------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS...    (6,232,516)     56,322,851
   NET ASSETS:
   Beginning of period.......................   102,739,950              --
                                               ----------------------------
   End of period.............................  $ 96,507,434   $  56,322,851
                                               ============================
   ---------------
   Undistributed net investment income
    (loss)...................................  $ (1,116,999)  $          --
                                               ============================
   Shares issued and repurchased:
   Sold......................................    14,035,157       9,768,132
   Issued in reinvestment of dividends and
    distributions............................       335,307              --
   Repurchased...............................   (11,356,639)     (1,900,263)
                                               ----------------------------
   Net increase (decrease)...................     3,013,825       7,867,869
                                               ============================

     # Commenced operations July 5, 2000

     @ Commenced operations December 29, 2000
    See Notes to Financial Statements

---------------------

    -------------------------

        SUNAMERICA SERIES TRUST
        NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

       1. DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION: SunAmerica Series Trust ("the Trust"), organized as a Massachusetts business trust on September 11, 1992, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life contracts.

         The Trust issues separate series of shares ("the Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objectives. The Trustees may establish additional series in the future. All shares may be purchased or redeemed at net asset value without any sales or redemption charge.

       Effective July 9, 2001, shares of beneficial interest in each Portfolio of the Trust were divided into 2 classes of shares, Class A and Class B. All shares issued prior to such date have been reclassified as Class A shares. Class A shares of each Portfolio are offered only in connection with certain variable contracts. Class B shares of a given Portfolio are identical in all respects to Class A shares of the same Portfolio, except that (i) each class may bear differing amounts of certain class-specific expenses; (ii) Class B shares are subject to service fees, while Class A shares are not; and (iii) Class B shares have voting rights on matters that pertain to the Rule 12B-1 plan adopted with respect to Class B shares. The Board of Trustees may establish additional portfolios or classes in the future.

       The investment objectives for the portfolios included in this report are as follows:

       The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital by investing in a diversified selection of money market instruments.

       The CORPORATE BOND PORTFOLIO seeks high total return with only moderate price risk by investing primarily in investment grade fixed income securities.

       The GLOBAL BOND PORTFOLIO seeks high total return, emphasizing current income and, to a lesser extent, capital appreciation, by investing in high quality fixed income securities of U.S. and foreign issuers and transactions in foreign currencies.

       The HIGH-YIELD BOND PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, emphasizing higher-yielding, higher-risk, lower-rated or unrated securities (junk bonds) with a primary focus on "B" rated high-yield bonds.

       The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation by investing primarily in high-yielding fixed income securities (junk bonds) of issuers located throughout the world.

       The SUNAMERICA BALANCED PORTFOLIO seeks conservation of principal by maintaining at all times a balanced portfolio of stocks and bonds, with at least 25% invested in fixed income securities.

       The MFS TOTAL RETURN PORTFOLIO seeks current income, long-term capital growth and conservation of capital by investing primarily in common stocks and fixed income securities, with an emphasis on income-producing securities that appear to have some potential for capital enhancement.

       The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with long-term preservation of capital by investing in a diversified portfolio that may include common stocks and other securities with common stock characteristics, bonds and other intermediate and long-term fixed income securities and money market instruments.

       The TELECOM UTILITY PORTFOLIO (formerly Utility Portfolio) seeks high current income and moderate capital appreciation by investing primarily in equity and debt securities of utility companies.

       The EQUITY INCOME PORTFOLIO seeks long-term capital appreciation and income by investing primarily in equity securities that are expected to pay above-average dividends.

       The EQUITY INDEX PORTFOLIO seeks investment results that correspond with the performance of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R)") by investing primarily in common stocks included in the S&P 500(R).

       The GROWTH-INCOME PORTFOLIO seeks growth of capital and income by investing primarily in common stocks or securities that demonstrate the potential for appreciation and/or dividends.

       The FEDERATED VALUE PORTFOLIO seeks growth of capital and income by investing primarily in the securities of high quality companies.
                                                           ---------------------

       The DAVIS VENTURE VALUE PORTFOLIO (formerly Venture Value Portfolio) seeks growth of capital by investing primarily in common stocks of companies with market capitalizations of at least $5 billion.

       The "DOGS" OF WALL STREET PORTFOLIO seeks total return (including capital appreciation and current income) by investing in thirty high dividend yielding common stocks selected annually from the Dow Jones Industrial Average and the broader market.

       The ALLIANCE GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of a limited number of large, carefully selected, high quality U.S. companies that are judged likely to achieve superior earnings.

       The GOLDMAN SACHS RESEARCH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances, at least 90% of its total assets in U.S. equity securities, including securities of foreign issuers that are traded in the U.S. Under normal circumstances, the Portfolio will only purchase equity securities that are included in the Goldman Sachs Global Investment Research Division's U.S. Select List and will sell securities that have been removed from the U.S. Select List.

       The MFS GROWTH AND INCOME PORTFOLIO seeks reasonable current income and long-term growth of capital and income by investing primarily in equity securities.

       The PUTNAM GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in common stocks or securities with common stock characteristics that its Subadviser believes have above-average growth prospects.

       The BLUE CHIP GROWTH PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued by large-cap companies.

       The REAL ESTATE PORTFOLIO seeks total return through a combination of growth and income by investing primarily in securities of companies principally engaged in or related to the real estate industry or that own significant real estate assets or that primarily invest in real estate financial instruments.

       The SMALL COMPANY VALUE PORTFOLIO seeks capital appreciation by investing in a broadly diversified portfolio of equity securities of small companies generally with market capitalizations of less than $1 billion.

       The MFS MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies, generally with market capitalizations between $1 billion and $5 billion, that its Subadviser believes have above-average growth potential.

       The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation by investing primarily in equity securities of high growth companies including small growth companies with market capitalizations under $1 billion.

       The GROWTH OPPORTUNITIES PORTFOLIO seeks capital appreciation by investing primarily in common stocks that demonstrate the potential for capital appreciation, issued generally by mid-cap companies.

       The MARSICO GROWTH PORTFOLIO seeks long-term growth of capital by investing under normal circumstances at least 65% in equity securities of large companies with a general core position of 20 to 30 common stocks.

       The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital and, secondarily, current income by investing primarily in common stocks traded on markets outside the U.S.

       The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital through investing primarily in common stocks or securities with common stock characteristics of U.S. and foreign issuers that demonstrate the potential for appreciation and engages in transactions in foreign currencies.

       The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation by investing (in accordance with country and sector weightings determined by its Subadviser) in common stocks of foreign issuers that, in the aggregate, replicate broad country and sector indices.

       The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies that its Subadviser believes have above-average growth prospects primarily in emerging markets outside the U.S.

       The TECHNOLOGY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities that demonstrate the potential for capital appreciation, issued by companies the Subadvisor believes are positioned to benefit from involvement in technology and technology-related industries worldwide.

---------------------

       2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust, and the results of its operations, the changes in its net assets and its financial highlights for the periods then ended. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

         SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Developing markets securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

         FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

         The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

         Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

         SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income and distributions are recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes all premiums and accretes all discounts on fixed income securities; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

         Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

         The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in capital. Net investment income/loss, net realized gain/loss, and net assets are not affected.

                                                           ---------------------

         For the period ended January 31, 2001, the reclassification arising from book/tax differences resulted in increases (decreases) to the components of net assets as follows:

                                                                ACCUMULATED              ACCUMULATED
                                                             UNDISTRIBUTED NET        UNDISTRIBUTED NET       PAID-IN
                                                          INVESTMENT INCOME/(LOSS)   REALIZED GAIN/(LOSS)     CAPITAL
                                                             --------------------------------------------------------

Cash Management.........................................         $     (184)             $       184        $         --
Corporate Bond..........................................              5,786                   (5,786)                 --
Global Bond.............................................          3,365,489               (3,365,489)                 --
High-Yield Bond.........................................                 --                       --                  --
Worldwide High Income...................................           (364,351)                 364,351                  --
SunAmerica Balanced.....................................                 --                       --                  --
MFS Total Return........................................             13,716                  (13,716)                 --
Asset Allocation........................................            561,738                 (561,738)                 --
Telecom Utility.........................................                115                     (115)                 --
Equity Income...........................................                 --                       --                  --
Equity Index............................................             (1,095)                   1,095                  --
Growth-Income...........................................                 --                       --                  --
Federated Value.........................................                (31)                      31                  --
Davis Venture Value.....................................                390                     (390)                 --
"Dogs" of Wall Street...................................            (11,835)                  13,017              (1,182)
Alliance Growth.........................................          3,055,609                       --          (3,055,609)
Goldman Sachs Research..................................             75,597                  (64,412)            (11,185)
MFS Growth and Income...................................            (80,505)                  80,505                  --
Putnam Growth...........................................            852,163                       --            (852,163)
Blue Chip Growth........................................                 --                       --                  --
Real Estate.............................................              2,688                     (224)             (2,464)
Small Company Value.....................................             22,625                  (22,625)                 --
MFS Mid-Cap Growth......................................            461,560                 (461,560)                 --
Aggressive Growth.......................................                 --                   73,125             (73,125)
Growth Opportunities....................................                 --                       --                  --
Marsico Growth..........................................                 --                       --                  --
International Growth and Income.........................            985,648                 (985,648)                 --
Global Equities.........................................           (817,954)                 817,954                  --
International Diversified Equities......................         (3,358,985)               3,402,942             (43,957)
Emerging Markets........................................            (12,718)                  12,718                  --
Technology..............................................            194,714                       --            (194,714)

     INVESTMENT SECURITIES LOANED: During the six months ended July 31, 2001, the SunAmerica Balanced Portfolio participated in securities lending with qualified brokers. In lending portfolio securities to brokers the Portfolio receives cash as collateral against the loaned securities, which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. The Portfolio may use the cash collateral received to invest in short-term investments, which earn interest income or to cover bank overdrafts. Any interest earned from the investment of the collateral is recorded by the funds net of the portion of interest that is rebated to the borrowing broker. If the amounts are used to cover bank overdrafts, the broker rebates incurred are reflected as interest expense on the statement of Operations. As with other extensions of credit, should the borrower of the securities fail financially, the Portfolio may bear the risk of delay in recovery or may be subject to replacing the loaned securities by purchasing them with the cash collateral held, which may be less than 100% of the market value of such securities at the time replacement.

     At July 31, 2001, the SunAmerica Balanced Portfolio loaned securities having a value of $56,684,551 and held cash collateral of $57,820,000 for these loans.

     ORGANIZATIONAL EXPENSES: During the years ended November 30, 1997 and 1998, $19,122 and $4,717, respectively, were incurred as part of the organization and registration of additional Portfolios. Such organizational expenses are being amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

    3. OPERATING POLICIES:

     REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

      At July 31, 2001, the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios had a 5.0%, 16.9%, 0.6%, 0.7%, 0.6% and 15.4%, respectively, undivided interest,

---------------------
    representing $19,399,000, $65,644,000, $2,247,000, $2,629,000, $60,027,000
    and $2,503,000, respectively, in principal amount, in a joint repo with State Street Bank & Trust Co., which is dated July 31, 2001 bears interest at the rate of 3.76% per annum, has a principal amount of $388,808,000, and a repurchase price of $388,848,609, matures on August 1, 2001 and is collateralized by $29,800,000 U.S. Treasury Bonds (bearing interest at the rate of 3.28% per annum and maturing December 20, 2001), $174,265,000 U.S. Treasury Bonds (bearing interest at the rate of 3.26% per annum and maturing January 24, 2002) and $198,840,000 U.S. Treasury Bonds (bearing interest at the rate of 3.25% per annum and maturing January 3, 2002), which together have an approximate value of $396,637,278.
      In addition, at July 31, 2001, the SunAmerica Balanced, and Aggressive Growth Portfolios had a 10.0% and 6.7%, respectively, undivided interest, representing $30,000,000 and $20,000,000, respectively, in principal amount, in a joint repo with UBS Warburg, Inc., which is dated July 31, 2001, bears interest at the rate of 3.85% per annum, has a principal amount of $300,000,000, and a repurchase price of $300,032,083, matures on August 1, 2001 and is collateralized by $49,000,000 U.S. Treasury Bonds (bearing interest at the rate of 7.88% per annum and maturing November 15, 2004), $50,000,000 U.S. Treasury Bonds (bearing interest at the rate of 8.38% per annum and maturing August 15, 2008) and $150,000,000 U.S. Treasury Bonds (bearing interest at the rate of 8.00% per annum and maturing November 15, 2021) which together have an approximate value of $306,002,500.

     FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On the settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

     FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Trust is required to pledge to the broker an amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The contract amount reflects the extent of a Portfolio's exposure in these financial instruments. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. The Trust's activities in the futures contracts are conducted through regulated exchanges which do not result in counterparty credit risks. Pursuant to a contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
     At July 31, 2001 the Global Bond and International Diversified Equities Portfolios had $616,137 and $3,190,896, respectively, in cash segregated for open futures contracts.

     OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchased upon exercise of the option.

   4. FEDERAL INCOME TAXES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal tax provision is required.

                                                           ---------------------

     The amounts of aggregate unrealized gain (loss) and the cost of investment securities for tax purposes, including short-term securities and repurchase agreements at July 31, 2001, were as follows:

                                          AGGREGATE       AGGREGATE                                                     CAPITAL
                                          UNREALIZED     UNREALIZED     GAIN/(LOSS)       COST OF       CAPITAL LOSS      LOSS
                                             GAIN           LOSS            NET         INVESTMENTS     CARRYOVER*+     UTILIZED
                                         ----------------------------------------------------------------------------------------
   Cash Management#....................  $    139,544   $     (26,390)  $    113,154   $  726,765,454   $    17,527    $       --
   Corporate Bond#.....................     5,272,098     (12,769,418)    (7,497,320)     235,161,344     5,782,487            --
   Global Bond#@.......................     1,490,747      (3,539,276)    (2,048,529)     144,219,566       365,018     2,159,752
   High-Yield Bond#....................     4,653,304     (73,473,995)   (68,820,691)     326,728,752    27,940,841            --
   Worldwide High Income#@.............     3,079,223     (30,801,554)   (27,722,331)     126,442,798    26,930,213     2,990,236
   SunAmerica Balanced#................    13,748,474     (40,837,059)   (27,088,585)     631,059,584            --            --
   MFS Total Return....................    15,921,405      (6,985,912)     8,935,493      392,174,202            --            --
   Asset Allocation@...................    19,664,644     (18,142,877)     1,521,767      599,666,179            --            --
   Telecom Utility#....................     5,173,936      (8,053,670)    (2,879,734)     107,759,537     5,432,069            --
   Equity Income.......................     1,158,984        (136,932)     1,022,052        7,163,287       258,961            --
   Equity Index........................     5,717,903     (11,451,150)    (5,733,247)      61,458,933            --            --
   Growth-Income#......................   317,501,817     (75,972,733)   241,529,084    1,410,788,358            --            --
   Federated Value.....................    36,015,550     (21,701,959)    14,313,591      243,627,488            --            --
   Davis Venture Value.................   498,464,001    (203,210,913)   295,253,088    2,265,702,565            --            --
   "Dogs" of Wall Street#..............     8,509,810      (5,895,953)     2,613,857      105,617,578     4,506,238            --
   Alliance Growth#....................   179,269,304    (252,568,698)   (73,299,394)   2,319,650,653            --            --
   Goldman Sachs Research#.............     1,249,607      (3,615,337)    (2,365,730)      42,836,956            --            --
   MFS Growth and Income@..............    23,015,515     (26,018,330)    (3,002,815)     350,556,180            --     2,233,544
   Putnam Growth.......................    49,676,411     (50,466,615)      (790,204)     596,161,546            --            --
   Blue Chip Growth#...................       418,582      (1,768,472)    (1,349,890)      25,955,289       215,079            --
   Real Estate.........................     9,494,883      (1,534,156)     7,960,727       75,254,239    12,845,685            --
   Small Company Value.................       872,581        (346,592)       525,989        5,902,182            --            --
   MFS Mid-Cap Growth#.................    18,331,609    (112,636,189)   (94,304,580)     442,613,876            --            --
   Aggressive Growth#..................    18,559,206     (41,880,516)   (23,321,310)     393,567,993            --            --
   Growth Opportunities#...............     1,046,934      (1,914,640)      (867,706)      23,323,322       298,426            --
   Marsico Growth......................       362,559        (308,289)        54,270       10,081,872            --            --
   International Growth and Income#....     5,828,956     (27,702,498)   (21,873,542)     321,004,713            --            --
   Global Equities#@...................    23,905,727     (68,512,784)   (44,607,057)     525,616,120            --            --
   International Diversified
     Equities#@........................    15,746,204     (57,723,673)   (41,977,469)     389,823,596            --            --
   Emerging Markets#@..................     3,280,797     (16,269,593)   (12,988,796)      86,464,426            --     1,679,121
   Technology#.........................     1,322,619     (16,405,021)   (15,082,402)      57,987,793     2,661,570            --

---------------
    * Expires 2004-2009

    # Post 10/31/00 Capital Loss Deferrals: Cash Management $815,504; Corporate
      Bond $471,894; Global Bond $2,333,970; High-Yield Bond $4,296,295;
      Worldwide High Income $95,792; SunAmerica Balanced $2,809,932; Telecom Utility $8,008,309; Growth-Income $72,878,949; "Dogs" of Wall Street $4,964,876; Alliance Growth $115,193,106; Goldman Sachs Research $2,716,256; Blue Chip Growth $447,008; MFS Mid-Cap Growth $184,412;
      Aggressive Growth $48,068,436; Growth Opportunities $3,340,464; International Growth and Income $5,281,757; Global Equities $3,816,508; International Diversified Equities $4,166,177; Emerging Markets $4,420,481 and Technology $7,810,522.

     @ Post 10/31/00 Currency Loss Deferrals: Global Bond $3,606,148; Worldwide
       High Income $210,316; Asset Allocation $380,571; MFS Growth and Income $9,206; Global Equities $183,327; International Diversified Equities $517,740 and Emerging Markets $62,586.

     + Net capital loss carryovers reported as of January 31, 2001, which are available to the extent provided in regulations to offset future capital gains. To the extent that these carryovers are used to offset future capital gains, it is probable that these gains so offset will not be distributed.
     Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates. Indian and Thailand tax regulations require that taxes be paid on capital gains realized by the Fund. On July 31, 2001, the Emerging Markets Fund decreased net unrealized appreciation by the estimated tax liability attributable to Thailand investments of $11,544.

   5. MANAGEMENT OF THE TRUST: SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"), serves as investment adviser for all the portfolios of the Trust. The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Agreement") with SAAMCo to handle the Trust's day-to-day affairs. It is the responsibility of the Adviser and, for certain Portfolios pursuant to Subadvisory Agreements, the subadvisers, to make investment decisions for the Portfolios and to place the purchase and sale orders for the Portfolio transactions. Such orders may be directed to any broker including, in the manner and to the extent permitted by applicable law, affiliates of the Adviser or a subadviser. The Agreement provides that SAAMCo shall administer the Trust's business affairs; furnish offices, necessary facilities and equipment; provide clerical, bookkeeping and administrative services; and permit any of its officers or employees to serve, without compensation, as trustees or officers of the Trust, if duly elected to such positions. There is no subadviser for the High-Yield Bond, SunAmerica Balanced, "Dogs" of Wall Street, Blue Chip Growth, Aggressive Growth and Growth Opportunities Portfolios, and SAAMCo, therefore, performs all investment advisory services for these Portfolios. The term "Assets", as used in the following table, means the average daily net assets of the Portfolios.

---------------------

    The Trust pays SAAMCo a monthly fee calculated at the following annual percentages of each Portfolio's assets:

                                                    MANAGEMENT
         PORTFOLIO                   ASSETS            FEES
--------------------------------------------------------------
Cash Management                   $0--$100 million    0.55%
                                 >    $100 million    0.50%
                                 >    $300 million    0.45%
Corporate Bond                    $0--$ 50 million    0.70%
                                 >    $ 50 million    0.60%
                                 >    $150 million    0.55%
                                 >    $250 million    0.50%
Global Bond-                      $0--$ 50 million    0.75%
  Asset Allocation               >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
High-Yield Bond                   $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $250 million    0.55%
Worldwide High Income-           >    $  0            1.00%
  Small Company Value-
  International Diversified
  Equities
SunAmerica Balanced-              $0--$ 50 million    0.70%
  Growth-Income                  >    $ 50 million    0.65%
                                 >    $150 million    0.60%
                                 >    $300 million    0.55%
                                 >    $500 million    0.50%
MFS Total Return                  $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
Telecom Utility-                  $0--$150 million    0.75%
  Federated Value                >    $150 million    0.60%
                                 >    $500 million    0.50%
Equity Income                    >    $  0            0.65%
Equity Index                     >    $  0            0.40%
Davis Venture Value-              $0--$100 million    0.80%
  Real Estate                    >    $100 million    0.75%
                                 >    $500 million    0.70%
"Dogs" of Wall Street            >    $  0            0.60%

                                                    MANAGEMENT
         PORTFOLIO                   ASSETS            FEES
--------------------------------------------------------------
Alliance Growth                   $0--$ 50 million    0.70%
                                 >    $ 50 million    0.65%
                                 >    $150 million    0.60%
Goldman Sachs Research-          >    $  0            1.20%
  Technology
MFS Growth and Income             $0--$600 million    0.70%
                                 >    $600 million    0.65%
                                 >    $1.5 billion    0.60%
Putnam Growth                     $0--$150 million    0.85%
                                 >    $150 million    0.80%
                                 >    $300 million    0.70%
Blue Chip Growth                  $0--$250 million    0.70%
                                 >    $250 million    0.65%
                                 >    $500 million    0.60%
MFS Mid-Cap Growth                $0--$600 million    0.75%
                                 >    $600 million    0.70%
                                 >    $1.5 billion    0.65%
Aggressive Growth                 $0--$100 million    0.75%
                                 >    $100 million   0.675%
                                 >    $250 million   0.625%
                                 >    $500 million    0.60%
Growth Opportunities              $0--$250 million    0.75%
                                 >    $250 million    0.70%
                                 >    $500 million    0.65%
Marsico Growth                   >    $  0            0.85%
International Growth and          $0--$150 million    1.00%
  Income                         >    $150 million    0.90%
                                 >    $300 million    0.80%
Global Equities                   $0--$ 50 million    0.90%
                                 >    $ 50 million    0.80%
                                 >    $150 million    0.70%
                                 >    $300 million    0.65%
Emerging Markets                 >    $  0            1.25%

      The organizations described below act as subadvisers to the Trust and certain of its Portfolios pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust's Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers' fees.

                                                           ---------------------

                    SUBADVISER                                 PORTFOLIOS
-------------------------------------------------------------------------------------
Alliance Capital Management L.P.                    Growth-Income
                                                    Alliance Growth
                                                    Global Equities
Banc of America Capital Management, Inc.            Cash Management
Davis Selected Advisers L.P.                        Davis Venture Value
                                                    Real Estate
Federated Investment Counseling                     Corporate Bond
                                                    Telecom Utility
                                                    Federated Value
U.S. BanCorp Piper Jaffray Asset Management         Equity Income
                                                    Equity Index
                                                    Small Company Value
WM Advisors, Inc.                                   Asset Allocation
Goldman Sachs Asset Management                      Goldman Sachs Research
Goldman Sachs Asset Management International        Global Bond
Marsico Capital Management, LLC                     Marsico Growth
Massachusetts Financial Services Company            MFS Total Return
                                                    MFS Growth and Income
                                                    MFS Mid-Cap Growth
Morgan Stanley Investment Management                Worldwide High Income
                                                    International Diversified
                                                    Equities
                                                    Technology
Putnam Investment Management, Inc.                  Putnam Growth
                                                    International Growth and Income
                                                    Emerging Markets

      For certain Portfolios, the Adviser has agreed to reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the following Portfolio's average net assets: Equity Income Portfolio 0.95% for Class A shares. Equity Index Portfolio 0.55% for Class A shares. Goldman Sachs Research Portfolio 1.35% and 1.50% for Class A shares and Class B shares, respectively. Blue Chip Growth Portfolio 0.85% and 1.00% for Class A shares and Class B shares, respectively. Small Company Value Portfolio 1.40% for Class A shares. Growth Opportunities Portfolio 1.00% and 1.15% for Class A shares and Class B shares, respectively. Marsico Growth Portfolio 1.00% and 1.15% for Class A shares and Class B shares, respectively. Technology Portfolio 1.55% and 1.70% for Class A shares and Class B shares, respectively. The Adviser also may voluntarily reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, effective June 3, 1996, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and maintain the foregoing expense limitations.

      Effective July 2, 2001, WM Advisors, Inc. assumed the role as subadvisor of the Asset Allocation Portfolio.

      The portion of the investment advisory fees received by SAAMCo which are paid to subadvisers are as follows:

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
Cash Management                        $0--$750 million    0.15%
                                      >    $750 million    0.10%
Corporate Bond                         $0--$ 25 million    0.30%
                                      >    $ 25 million    0.25%
                                      >    $ 50 million    0.20%
                                      >    $150 million    0.15%
Global Bond-                           $0--$ 50 million    0.40%
  Asset Allocation-                   >    $ 50 million    0.30%
  MFS Mid-Cap Growth                  >    $150 million    0.25%
                                      >    $250 million    0.20%
Worldwide High Income-                 $0--$350 million    0.65%
  International Diversified           >    $350 million    0.60%
  Equities

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
MFS Total Return                      >    $  0           0.375%
Telecom Utility-                       $0--$ 20 million    0.55%
  Federated Value                     >    $ 20 million    0.35%
                                      >    $ 50 million    0.25%
                                      >    $150 million    0.20%
                                      >    $500 million    0.15%
Growth-Income                          $0--$ 50 million    0.35%
                                      >    $ 50 million    0.30%
                                      >    $150 million    0.25%
                                      >    $300 million    0.20%
                                      >    $500 million    0.15%
Equity Income                         >    $  0            0.30%
Equity Index                          >    $  0           0.125%

---------------------

                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
-------------------------------------------------------------------
Davis Venture Value-                   $0--$100 million    0.45%
  Real Estate                         >    $100 million    0.40%
                                      >    $500 million    0.35%
Alliance Growth                        $0--$ 50 million    0.35%
                                      >    $ 50 million    0.30%
                                      >    $150 million    0.25%
Goldman Sachs Research                 $0--$500 million    0.80%
                                      >    $500 million    0.70%
MFS Growth and Income                  $0--$300 million    0.40%
                                      >    $300 million   0.375%
                                      >    $600 million    0.35%
                                      >    $900 million   0.325%
                                     >    $ 1.5 billion    0.25%
Putnam Growth                          $0--$150 million    0.50%
                                      >    $150 million    0.45%
                                      >    $300 million    0.35%
Small Company Value                           >    $  0    0.80%
Marsico Growth                                >    $  0    0.45%

-------------------------------------------------------------------
                                                         MANAGEMENT
         PORTFOLIO                     ASSETS               FEES
International Growth                   $0--$150 million    0.65%
  and Income                          >    $150 million    0.55%
                                      >    $300 million    0.45%
Global Equities                        $0--$ 50 million    0.50%
                                      >    $ 50 million    0.40%
                                      >    $150 million    0.30%
                                      >    $300 million    0.25%
Emerging Markets                       $0--$150 million    1.00%
                                      >    $150 million    0.95%
                                      >    $300 million    0.85%
Technology                             $0--$250 million    0.70%
                                      >    $250 million    0.65%
                                      >    $500 million    0.60%

  At July 31, 2001 the amounts repaid to the Advisor which are included in the management fee along with the remaining balance subject to recoupment are as follows:

                                                                          BALANCE
                                                               AMOUNT    SUBJECT TO
                                                              RECOUPED   RECOUPMENT
                                                              --------   ----------
Equity Income...............................................    $ --      $122,328
Equity Index................................................     324        71,936
Goldman Sachs Research......................................     461        58,326
Blue Chip Growth............................................      --        85,547
Small Company Value.........................................      --       129,948
Growth Opportunities........................................      84        51,633
Marsico Growth..............................................      --        59,628
Technology..................................................      --         1,223

  Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing services to contract holders who are the indirect beneficial owners of the Portfolio's Class B shares.

    6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended July 31, 2001 were as follows:

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   Cash Management..................        $           --                $           --             $           --
   Corporate Bond...................            58,494,120                    29,969,340                 40,658,112
   Global Bond......................           132,173,424                   120,649,408                 15,249,626
   High-Yield Bond..................           136,353,866                   148,124,006                         --
   Worldwide High Income............            63,598,368                    64,656,258                         --
   SunAmerica Balanced..............           210,314,963                   175,074,786                661,811,319
   MFS Total Return.................           180,218,615                   109,837,387                102,733,710
   Asset Allocation.................           360,460,425                   441,709,476                277,751,086
   Telecom Utility..................            46,252,614                    40,008,849                         --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   Cash Management..................     $           --
   Corporate Bond...................         37,892,984
   Global Bond......................         13,895,400
   High-Yield Bond..................                 --
   Worldwide High Income............                 --
   SunAmerica Balanced..............        692,087,222
   MFS Total Return.................         75,487,970
   Asset Allocation.................        276,105,494
   Telecom Utility..................                 --

                                                           ---------------------

                                        PURCHASES OF PORTFOLIO          SALES OF PORTFOLIO
                                      SECURITIES (EXCLUDING U.S.    SECURITIES (EXCLUDING U.S.      PURCHASES OF U.S.
                                        GOVERNMENT SECURITIES)        GOVERNMENT SECURITIES)      GOVERNMENT SECURITIES
                                      ---------------------------------------------------------------------------------
   Equity Income....................        $    1,032,789                $      948,218             $           --
   Equity Index.....................               758,494                     1,697,920                         --
   Growth-Income....................           415,275,219                   369,641,021                         --
   Federated Value..................            53,184,091                    26,301,285                         --
   Davis Venture Value..............           482,009,470                   306,681,961                         --
   "Dogs" of Wall Street............            12,862,607                     1,797,622                         --
   Alliance Growth..................         1,216,356,317                 1,209,836,469                         --
   Goldman Sachs Research...........            35,733,016                    26,152,457                         --
   MFS Growth and Income............           132,107,670                   107,429,247                         --
   Putnam Growth....................           261,054,972                   274,200,661                         --
   Blue Chip Growth.................            20,600,523                    10,056,372                         --
   Real Estate......................            13,866,947                    14,438,586                         --
   Small Company Value..............             1,795,300                     1,074,666                         --
   MFS Mid-Cap Growth...............           208,693,808                   122,555,376                         --
   Aggressive Growth................           372,448,086                   466,278,644                         --
   Growth Opportunities.............            27,977,115                    28,676,207                         --
   Marsico Growth...................             9,559,712                     4,305,964                         --
   International Growth and Income..           246,100,767                   248,574,848                         --
   Global Equities..................           197,448,009                   199,694,833                         --
   International Diversified
     Equities.......................            54,536,079                    68,749,058                         --
   Emerging Markets.................            44,483,444                    46,591,077                         --
   Technology.......................            37,874,028                    22,999,419                         --


                                          SALES OF U.S.
                                      GOVERNMENT SECURITIES
                                      ---------------------
   Equity Income....................     $           --
   Equity Index.....................                 --
   Growth-Income....................                 --
   Federated Value..................                 --
   Davis Venture Value..............                 --
   "Dogs" of Wall Street............                 --
   Alliance Growth..................                 --
   Goldman Sachs Research...........                 --
   MFS Growth and Income............                 --
   Putnam Growth....................                 --
   Blue Chip Growth.................                 --
   Real Estate......................                 --
   Small Company Value..............                 --
   MFS Mid-Cap Growth...............                 --
   Aggressive Growth................                 --
   Growth Opportunities.............                 --
   Marsico Growth...................                 --
   International Growth and Income..                 --
   Global Equities..................                 --
   International Diversified
     Equities.......................                 --
   Emerging Markets.................                 --
   Technology.......................                 --

    7. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares of each class of each portfolio were as follows:

                                                                        CASH MANAGEMENT PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................   436,326,236    $ 4,912,403,936     656,647,701    $ 7,299,994,051     9,445    $107,160
Reinvested dividends...................            --                 --       1,997,511         21,832,800        --          --
Shares redeemed........................  (411,769,431)    (4,638,135,349)   (665,003,082)    (7,390,970,157)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    24,556,805    $   274,268,587      (6,357,870)   $   (69,143,306)    9,445    $107,160
                                         ============    ===============    ============    ===============    ======    ========

                                                                         CORPORATE BOND PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     5,968,395    $    67,689,147       4,865,125    $    54,192,852    19,327    $221,141
Reinvested dividends...................            --                 --       1,155,380         12,455,000        --          --
Shares redeemed........................    (3,813,127)       (43,127,342)     (4,836,936)       (53,963,787)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     2,155,268    $    24,561,805       1,183,569    $    12,684,065    19,327    $221,141
                                         ============    ===============    ============    ===============    ======    ========

---------------
*Inception of Class

---------------------


                                                                          GLOBAL BOND PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     1,719,768    $    19,534,320       3,677,611    $    40,670,578    11,346    $129,765
Reinvested dividends...................            --                 --         760,075          8,110,000        --          --
Shares redeemed........................    (1,517,902)       (17,231,520)     (3,727,067)       (41,085,872)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................       201,866    $     2,302,800         710,619    $     7,694,706    11,346    $129,765
                                         ============    ===============    ============    ===============    ======    ========

                                                                        HIGH-YIELD BOND PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    16,261,798    $   143,340,681      16,893,759    $   165,553,410    15,867    $134,073
Reinvested dividends...................            --                 --       3,375,682         30,955,000        --          --
Shares redeemed........................   (18,082,898)      (158,668,171)    (16,676,208)      (166,985,972)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (1,821,100)   $   (15,327,490)      3,593,233    $    29,522,438    15,867    $134,073
                                         ============    ===============    ============    ===============    ======    ========

                                                                     WORLDWIDE HIGH INCOME PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     2,011,407    $    18,725,859       2,659,528    $    27,642,587    11,665    $104,063
Reinvested dividends...................            --                 --       1,374,475         13,085,000        --          --
Shares redeemed........................    (2,652,662)       (24,386,187)     (3,741,559)       (39,151,597)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................      (641,255)   $    (5,660,328)        292,444    $     1,575,990    11,665    $104,063
                                         ============    ===============    ============    ===============    ======    ========

                                                                      SUNAMERICA BALANCED PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     4,053,582    $    65,839,469      11,377,828    $   218,116,002    26,798    $421,036
Reinvested dividends...................            --                 --         525,510          9,785,000        --          --
Shares redeemed........................    (3,788,771)       (61,290,673)     (6,010,267)      (114,902,997)      (10)       (165)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................       264,811    $     4,548,796       5,893,071    $   112,998,005    26,788    $420,871
                                         ============    ===============    ============    ===============    ======    ========

                                                                        MFS TOTAL RETURN PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     8,763,031    $   142,145,020       9,495,823    $   143,349,019    17,227    $278,556
Reinvested dividends...................            --                 --         485,265          7,410,000        --          --
Shares redeemed........................    (2,926,261)       (47,271,884)     (6,406,751)       (95,094,214)       (7)       (116)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     5,836,770    $    94,873,136       3,574,337    $    55,664,805    17,220    $278,440
                                         ============    ===============    ============    ===============    ======    ========

---------------
*Inception of Class

                                                           ---------------------

                                                                        ASSET ALLOCATION PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     2,766,298    $    38,299,581       4,303,450    $    64,246,628     8,939    $122,731
Reinvested dividends...................            --                 --       2,279,596         32,735,000        --          --
Shares redeemed........................    (4,251,142)       (58,635,559)     (9,825,816)      (146,316,448)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (1,484,844)   $   (20,335,978)     (3,242,770)   $   (49,334,820)    8,939    $122,731
                                         ============    ===============    ============    ===============    ======    ========

                                                                        TELECOM UTILITY PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     1,157,034    $    14,060,093       2,797,088    $    38,017,331    10,221    $121,327
Reinvested dividends...................            --                 --         379,581          5,075,000        --          --
Shares redeemed........................    (1,423,639)       (17,127,406)     (2,413,958)       (32,974,408)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................      (266,605)   $    (3,067,313)        762,711    $    10,117,923    10,221    $121,327
                                         ============    ===============    ============    ===============    ======    ========

                                                              EQUITY INCOME PORTFOLIO
                                         ------------------------------------------------------------------
                                                                      CLASS A
                                         ------------------------------------------------------------------
                                                     FOR THE
                                                SIX MONTHS ENDED                        FOR THE
                                                  JULY 31, 2001                       YEAR ENDED
                                                   (UNAUDITED)                     JANUARY 31, 2001
                                         -------------------------------    -------------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
                                         ------------    ---------------    ------------    ---------------
Shares sold............................        41,104    $       471,563         131,884    $     1,380,912
Reinvested dividends...................            --                 --           1,184             13,000
Shares redeemed........................       (38,070)          (433,159)        (74,177)          (787,812)
                                         ------------    ---------------    ------------    ---------------
Net increase...........................         3,034    $        38,404          58,891    $       606,100
                                         ============    ===============    ============    ===============

                                                               EQUITY INDEX PORTFOLIO
                                         ------------------------------------------------------------------
                                                                      CLASS A
                                         ------------------------------------------------------------------
                                                     FOR THE
                                                SIX MONTHS ENDED                        FOR THE
                                                  JULY 31, 2001                       YEAR ENDED
                                                   (UNAUDITED)                     JANUARY 31, 2001
                                         -------------------------------    -------------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
                                         ------------    ---------------    ------------    ---------------
Shares sold............................       147,555    $     1,575,294         752,442    $     9,091,257
Reinvested dividends...................            --                 --          12,669            150,000
Shares redeemed........................      (250,489)        (2,625,882)       (656,015)        (7,850,748)
                                         ------------    ---------------    ------------    ---------------
Net increase (decrease)................      (102,934)   $    (1,050,588)        109,096    $     1,390,509
                                         ============    ===============    ============    ===============

                                                                         GROWTH-INCOME PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     6,658,977    $   174,232,254      19,747,376    $   628,021,402    18,728    $470,528
Reinvested dividends...................            --                 --       3,592,562        107,705,000        --          --
Shares redeemed........................    (8,136,309)      (209,949,343)    (15,394,320)      (485,413,783)     (406)    (10,151)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (1,477,332)   $   (35,717,089)      7,945,618    $   250,312,619    18,322    $460,377
                                         ============    ===============    ============    ===============    ======    ========

---------------
*Inception of Class

---------------------

                                                                        FEDERATED VALUE PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     5,266,977    $    85,756,045       7,409,533    $   119,407,457     9,407    $152,107
Reinvested dividends...................            --                 --         668,706         10,385,000        --          --
Shares redeemed........................    (3,357,142)       (54,116,657)     (7,355,261)      (117,601,777)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     1,909,835    $    31,639,388         722,978    $    12,190,680     9,407    $152,107
                                         ============    ===============    ============    ===============    ======    ========

                                                                      DAVIS VENTURE VALUE PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    13,224,297    $   355,699,312      29,690,543    $   845,975,741    31,506    $820,201
Reinvested dividends...................            --                 --       1,344,733         36,765,000        --          --
Shares redeemed........................   (11,025,818)      (292,169,103)    (22,572,954)      (638,949,042)       (9)       (228)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     2,198,479    $    63,530,209       8,462,322    $   243,791,699    31,497    $819,973
                                         ============    ===============    ============    ===============    ======    ========

                                                                     "DOGS" OF WALL STREET PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                     FOR THE YEAR                JULY 9, 2001*
                                                  JULY 31, 2001                          ENDED                      THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     3,164,718    $    28,852,588       3,954,136    $    32,702,065    13,899    $128,199
Reinvested dividends...................            --                 --         406,615          3,135,000        --          --
Shares redeemed........................    (2,062,995)       (18,763,349)     (5,949,664)       (48,670,645)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................     1,101,723    $    10,089,239      (1,588,913)   $   (12,833,580)   13,899    $128,199
                                         ============    ===============    ============    ===============    ======    ========

                                                                        ALLIANCE GROWTH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    12,440,650    $   297,419,753      35,052,017    $ 1,229,461,424    17,422    $395,291
Reinvested dividends...................            --                 --      13,571,692        406,065,000        --          --
Shares redeemed........................   (17,297,629)      (407,049,717)    (27,571,200)      (972,742,893)       (7)       (160)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (4,856,979)   $  (109,629,964)     21,052,509    $   662,783,531    17,415    $395,131
                                         ============    ===============    ============    ===============    ======    ========

                                                                     GOLDMAN SACHS RESEARCH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     1,731,606    $    15,028,406       5,138,765    $    53,646,912    23,606    $189,278
Reinvested dividends...................            --                 --          14,344            140,000        --          --
Shares redeemed........................      (848,419)        (7,246,714)     (1,131,635)       (11,944,778)      (12)       (101)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................       883,187    $     7,781,692       4,021,474    $    41,842,134    23,594    $189,177
                                         ============    ===============    ============    ===============    ======    ========

---------------
*Inception of Class

                                                           ---------------------

                                                                     MFS GROWTH AND INCOME PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     4,413,546    $    55,779,802       8,718,543    $   121,414,976    13,784    $166,557
Reinvested dividends...................            --                 --         143,525          1,995,000        --          --
Shares redeemed........................    (2,481,899)       (31,062,659)     (7,280,340)      (101,148,992)       (8)        (95)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     1,931,647    $    24,717,143       1,581,728    $    22,260,984    13,776    $166,462
                                         ============    ===============    ============    ===============    ======    ========

                                                                         PUTNAM GROWTH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     3,631,642    $    65,843,000       9,572,310    $   247,978,865    10,285    $177,338
Reinvested dividends...................            --                 --       3,049,892         70,727,000        --          --
Shares redeemed........................    (4,843,956)       (86,518,361)     (7,075,890)      (181,311,699)       (5)        (92)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (1,212,314)   $   (20,675,361)      5,546,312    $   137,394,166    10,280    $177,246
                                         ============    ===============    ============    ===============    ======    ========

                                                                        BLUE CHIP GROWTH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     2,340,540    $    17,991,843       2,741,335    $    27,182,232    31,983    $233,488
Reinvested dividends...................            --                 --           4,789             42,000        --          --
Shares redeemed........................      (953,728)        (7,252,519)       (947,489)        (9,723,505)      (13)        (94)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     1,386,812    $    10,739,324       1,798,635    $    17,500,727    31,970    $233,394
                                         ============    ===============    ============    ===============    ======    ========

                                                                          REAL ESTATE PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     2,763,223    $    29,490,780       7,312,562    $    69,817,796     9,537    $105,187
Reinvested dividends...................            --                 --         255,123          2,490,000        --          --
Shares redeemed........................    (2,222,549)       (23,277,948)     (6,542,274)       (62,347,625)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................       540,674    $     6,212,832       1,025,411    $     9,960,171     9,537    $105,187
                                         ============    ===============    ============    ===============    ======    ========

                                                           SMALL COMPANY VALUE PORTFOLIO
                                         ------------------------------------------------------------------
                                                                      CLASS A
                                         ------------------------------------------------------------------
                                                     FOR THE
                                                SIX MONTHS ENDED                        FOR THE
                                                  JULY 31, 2001                       YEAR ENDED
                                                   (UNAUDITED)                     JANUARY 31, 2001
                                         -------------------------------    -------------------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT
                                         ------------    ---------------    ------------    ---------------
Shares sold............................       135,243    $     1,476,466         130,656    $     1,489,327
Reinvested dividends...................            --                 --          78,435            811,000
Shares redeemed........................       (47,389)          (503,146)       (283,771)        (3,350,015)
                                         ------------    ---------------    ------------    ---------------
Net increase (decrease)................        87,854    $       973,320         (74,680)   $    (1,049,688)
                                         ============    ===============    ============    ===============

---------------
*Inception of Class

---------------------

                                                                       MFS MID-CAP GROWTH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    13,345,523    $   214,822,216      21,687,584    $   407,143,426    24,734    $369,478
Reinvested dividends...................            --                 --         280,921          5,065,000        --          --
Shares redeemed........................    (9,367,055)      (144,475,666)     (7,846,563)      (143,826,183)      (10)       (148)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     3,978,468    $    70,346,550      14,121,942    $   268,382,243    24,724    $369,330
                                         ============    ===============    ============    ===============    ======    ========

                                                                       AGGRESSIVE GROWTH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    14,181,643    $   211,545,735      29,625,094    $   695,007,367    13,314    $187,926
Reinvested dividends...................            --                 --       2,399,070         51,580,000        --          --
Shares redeemed........................   (16,477,957)      (246,412,210)    (23,853,149)      (532,490,475)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (2,296,314)   $   (34,866,475)      8,171,015    $   214,096,892    13,314    $187,926
                                         ============    ===============    ============    ===============    ======    ========

                                                                      GROWTH OPPORTUNITIES PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     1,884,123    $    13,264,376       5,022,181    $    50,991,506    18,284    $115,170
Reinvested dividends...................            --                 --          14,994            133,000        --          --
Shares redeemed........................    (1,531,445)       (10,968,198)     (1,808,669)       (17,265,620)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................       352,678    $     2,296,178       3,228,506    $    33,858,886    18,284    $115,170
                                         ============    ===============    ============    ===============    ======    ========

                                                                         MARSICO GROWTH PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................       790,590    $     7,306,021         531,505    $     5,331,452    19,788    $175,281
Reinvested dividends...................            --                 --              --                 --        --          --
Shares redeemed........................      (209,512)        (1,899,211)           (494)            (5,413)      (11)        (94)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................       581,078    $     5,406,810         531,011    $     5,326,039    19,777    $175,187
                                         ============    ===============    ============    ===============    ======    ========

                                                                INTERNATIONAL GROWTH AND INCOME PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    54,360,523    $   604,488,078      33,029,962    $   419,188,515    15,969    $167,089
Reinvested dividends...................            --                 --         504,112          6,130,000        --          --
Shares redeemed........................   (52,906,404)      (591,376,547)    (26,858,556)      (341,539,044)       (4)        (41)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     1,454,119    $    13,111,531       6,675,518    $    83,779,471    15,965    $167,048
                                         ============    ===============    ============    ===============    ======    ========

---------------
*Inception of Class

                                                           ---------------------

                                                                        GLOBAL EQUITIES PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................    46,908,529    $   682,108,860      53,602,664    $ 1,083,126,840    11,171    $153,253
Reinvested dividends...................            --                 --       2,831,188         51,245,000        --          --
Shares redeemed........................   (48,710,160)      (714,286,597)    (49,350,327)    (1,006,163,301)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (1,801,631)   $   (32,177,737)      7,083,525    $   128,208,539    11,171    $153,253
                                         ============    ===============    ============    ===============    ======    ========

                                                               INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................   216,579,783    $ 2,067,795,575     276,795,052    $ 3,581,057,826    12,156    $108,921
Reinvested dividends...................            --                 --       5,840,359         65,120,000        --          --
Shares redeemed........................  (219,251,086)    (2,108,961,609)   (272,907,750)    (3,564,878,720)       --          --
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................    (2,671,303)   $   (41,166,034)      9,727,661    $    81,299,106    12,156    $108,921
                                         ============    ===============    ============    ===============    ======    ========

                                                                        EMERGING MARKETS PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     5,595,463    $    38,699,467      14,035,157    $   136,576,272    15,909    $105,212
Reinvested dividends...................            --                 --         335,307          2,365,000        --          --
Shares redeemed........................    (6,296,090)       (42,886,520)    (11,356,639)      (108,193,566)       (4)        (25)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase (decrease)................      (700,627)   $    (4,187,053)      3,013,825    $    30,747,706    15,905    $105,187
                                         ============    ===============    ============    ===============    ======    ========

                                                                           TECHNOLOGY PORTFOLIO
                                         ----------------------------------------------------------------------------------------
                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------    ------------------
                                                     FOR THE                                                     FOR THE PERIOD
                                                SIX MONTHS ENDED                        FOR THE                  JULY 9, 2001*
                                                  JULY 31, 2001                       YEAR ENDED                    THROUGH
                                                   (UNAUDITED)                     JANUARY 31, 2001              JULY 31, 2001
                                         -------------------------------    -------------------------------    ------------------
                                            SHARES           AMOUNT            SHARES           AMOUNT         SHARES     AMOUNT
                                         ------------    ---------------    ------------    ---------------    ------    --------
Shares sold............................     6,856,236    $    31,887,200       9,768,132    $    93,222,710    65,615    $260,366
Reinvested dividends...................            --                 --              --                 --        --          --
Shares redeemed........................    (4,170,256)       (19,518,190)     (1,900,263)       (16,749,186)       (8)        (33)
                                         ------------    ---------------    ------------    ---------------    ------    --------
Net increase...........................     2,685,980    $    12,369,010       7,867,869    $    76,473,524    65,607    $260,333
                                         ============    ===============    ============    ===============    ======    ========

---------------
*Inception of Class

8. TRANSACTIONS WITH AFFILIATES: The following Portfolios incurred brokerage commissions with an affiliated broker:

                                                                                             DONALDSON,
                                                                GOLDMAN     MORGAN STANLEY     LUFKIN
                                                              SACHS & CO.    & CO., INC.     & JENRETTE
                                                              -----------   --------------   ----------
Asset Allocation............................................    $   846           $--          $   --
Growth-Income...............................................         --           --            2,500
Goldman Sachs Research......................................     14,324           --               --
Global Equities.............................................         --           --            6,050
Technology..................................................         --           80               --

---------------------

As disclosed in the investment portfolios, certain portfolios own securities issued by AIG or an affiliate thereof. SAAMCo, the investment adviser, is a wholly-owned subsidiary of AIG. During the six months ended July 31, 2001, the following portfolios recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                            REALIZED
                                   SECURITY                GAIN/LOSS     INCOME
                                   --------                ---------     ------
Corporate Bond        Crown Castle International Corp.     $       --   $ 95,096
MFS Total Return      American General Corp.                       --      5,981
Asset Allocation      Crown Castle International Corp.       (219,219)    30,067
Equity Index          American General Corp.                      364      1,172
                      American International Group, Inc.        8,977        876
Davis Venture Value   American International Group, Inc.           --     10,170
                      Transatlantic Holdings, Inc.          2,424,070    153,198
Putnam Growth         American International Group, Inc.           --      9,071
Global Equities       American International Group, Inc.           --      6,251

9. COMMITMENTS AND CONTINGENCIES: The High-Yield Bond, SunAmerica Balanced, Growth-Income, Davis Venture Value, "Dogs" of Wall Street, Alliance Growth, Blue Chip, Aggressive Growth, Growth Opportunities and Global Equities Portfolios have established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Portfolios' custodian. Interest is currently payable at the Federal Funds rate plus 50 basis points on the committed line and Federal Funds rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum for the daily unused portion of the $25,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the six months ended July 31, 2001, the High-Yield Bond and Global Equities Portfolios had borrowings outstanding for 9 and 33 days, respectively, under the line of credit and incurred $8,313 and $20,434, respectively, in interest charges related to these borrowings. The High-Yield Bond and the Global Equities Portfolio's average amount of debt under the line of credit for the days utilized was $6,990,507 and $4,696,554 at a weighted average interest of 4.91% and 4.72%, respectively.

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Cash Management Portfolio Class A

   11/30/96                                               $10.70      $0.53         $(0.02)        $ 0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   1/31/00                                                 10.67       0.51             --           0.51
   1/31/01                                                 10.94       0.66          (0.02)          0.64
   7/31/01@                                                11.13       0.20           0.04           0.24

   Cash Management Portfolio Class B

   7/9/01-7/31/01@                                         11.34       0.04          (0.01)          0.03

   Corporate Bond Portfolio Class A

   11/30/96                                                10.82       0.65           0.03           0.68
   11/30/97                                                11.09       0.77           0.21           0.98
   11/30/98                                                11.54       0.77          (0.02)          0.75
   1/31/99#                                                11.83       0.12           0.04           0.16
   1/31/00                                                 11.99       0.81          (1.15)         (0.34)
   1/31/01                                                 11.12       0.89          (0.02)          0.87
   7/31/01@                                                11.22       0.43          (0.04)          0.39

   Corporate Bond Portfolio Class B

   7/9/01-7/31/01@                                         11.37       0.06           0.19           0.25

   Global Bond Portfolio Class A

   11/30/96                                                11.02       0.59           0.54           1.13
   11/30/97                                                11.40       0.52           0.38           0.90
   11/30/98                                                11.51       0.49           0.78           1.27
   1/31/99#                                                11.77       0.07           0.11           0.18
   1/31/00                                                 11.95       0.42          (0.66)         (0.24)
   1/31/01                                                 10.83       0.45           0.63           1.08
   7/31/01@                                                11.21       0.23           0.08           0.31

   Global Bond Portfolio Class B

   7/9/01-7/31/01@                                         11.41       0.04           0.07           0.11

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Cash Management Portfolio Class A
   11/30/96                                            $      (0.45)     $   --      $10.76      4.92%    $ 91,247
   11/30/97                                                   (0.56)         --       10.74      5.22      156,119
   11/30/98                                                   (0.68)         --       10.58      5.05      223,640
   1/31/99#                                                      --          --       10.67      0.85      277,370
   1/31/00                                                    (0.24)         --       10.94      4.85      466,588
   1/31/01                                                    (0.45)         --       11.13      5.95      404,005
   7/31/01@                                                      --          --       11.37      2.16      692,106
   Cash Management Portfolio Class B
   7/9/01-7/31/01@                                               --          --       11.37      0.26          107
   Corporate Bond Portfolio Class A
   11/30/96                                                   (0.41)         --       11.09      6.51       37,207
   11/30/97                                                   (0.53)         --       11.54      9.26       62,272
   11/30/98                                                   (0.46)         --       11.83      6.61      143,561
   1/31/99#                                                      --          --       11.99      1.35      158,804
   1/31/00                                                    (0.53)         --       11.12     (2.75)     184,309
   1/31/01                                                    (0.77)         --       11.22      8.11      199,334
   7/31/01@                                                      --          --       11.61      3.48      231,336
   Corporate Bond Portfolio Class B
   7/9/01-7/31/01@                                               --          --       11.62      2.20          225
   Global Bond Portfolio Class A
   11/30/96                                                   (0.75)         --       11.40     10.94       68,221
   11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
   11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
   1/31/99#                                                      --          --       11.95      1.53      122,306
   1/31/00                                                    (0.47)      (0.41)      10.83     (1.86)     127,145
   1/31/01                                                    (0.70)         --       11.21     10.35      139,528
   7/31/01@                                                      --          --       11.52      2.77      145,727
   Global Bond Portfolio Class B
   7/9/01-7/31/01@                                               --          --       11.52      0.96          131

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
   Cash Management Portfolio Class A
   11/30/96                                                 0.62%            4.90%          --%
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                 0.62+            5.02+          --
   1/31/00                                                  0.53             4.82           --
   1/31/01                                                  0.52             5.83           --
   7/31/01@                                                 0.51+            4.30+          --
   Cash Management Portfolio Class B
   7/9/01-7/31/01@                                          0.67+            3.28+          --
   Corporate Bond Portfolio Class A
   11/30/96                                                 0.97             6.11          338
   11/30/97                                                 0.91             6.99           49
   11/30/98                                                 0.77             6.61           15
   1/31/99#                                                 0.80+            6.16+           4
   1/31/00                                                  0.71             7.05           37
   1/31/01                                                  0.69             7.99           36
   7/31/01@                                                 0.68+            7.68+          32
   Corporate Bond Portfolio Class B
   7/9/01-7/31/01@                                          0.86+            6.78+          32
   Global Bond Portfolio Class A
   11/30/96                                                 0.89             5.44          223
   11/30/97                                                 0.90             4.70          360
   11/30/98                                                 0.85             4.27          210
   1/31/99#                                                 0.97+            3.65+          30
   1/31/00                                                  0.84             3.68          189
   1/31/01                                                  0.81(1)          4.07(1)       202
   7/31/01@                                                 0.80+            4.05+         102
   Global Bond Portfolio Class B
   7/9/01-7/31/01@                                          0.98+            3.76+         102

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @  Unaudited

    (1) Gross of custody credits of 0.01% for the period ending January 31, 2001.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES
                                       ---------------------------------------------------
                                       11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                       ---------------------------------------------------
    Cash Management Class A.........   0.62%   0.63%   0.58%   0.62%   0.53%  0.52%  0.51%
    Cash Management Class B.........     --      --      --      --     --     --    0.67
    Corporate Bond Class A..........   0.97    0.91    0.77    0.80    0.71   0.69   0.68
    Corporate Bond Class B..........     --      --      --      --     --     --    0.86
    Global Bond Class A.............   0.89    0.90    0.85    0.97    0.84   0.81   0.80
    Global Bond Class B.............     --      --      --      --     --     --    0.98

                                                 NET INVESTMENT INCOME (LOSS)
                                      ---------------------------------------------------
                                      11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                      ---------------------------------------------------
    Cash Management Class A.........  4.90%   5.06%   4.97%   5.02%   4.82%  5.83%  4.30%
    Cash Management Class B.........    --      --      --      --     --     --    3.28
    Corporate Bond Class A..........  6.11    6.99    6.61    6.16    7.05   7.99   7.68
    Corporate Bond Class B..........    --      --      --      --     --     --    6.78
    Global Bond Class A.............  5.44    4.70    4.27    3.65    3.68   4.07   4.05
    Global Bond Class B.............    --      --      --      --     --     --    3.76

    See Notes to Financial Statements

---------------------

              -----------------------------------

                  SUNAMERICA SERIES TRUST
                  FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   High-Yield Bond Portfolio Class A

   11/30/96                                               $10.53      $0.98         $ 0.48         $ 1.46
   11/30/97                                                11.04       1.04           0.48           1.52
   11/30/98                                                11.82       1.14          (1.24)         (0.10)
   1/31/99#                                                10.98       0.18          (0.02)          0.16
   1/31/00                                                 11.14       1.09          (0.55)          0.54
   1/31/01                                                 10.54       1.09          (1.44)         (0.35)
   7/31/01@                                                 9.08       0.54          (1.19)         (0.65)

   High-Yield Bond Portfolio Class B

   7/9/01-7/31/01@                                          8.48       0.12          (0.18)         (0.06)

   Worldwide High Income Portfolio Class A

   11/30/96                                                11.42       1.25           1.60           2.85
   11/30/97                                                13.35       0.98           0.68           1.66
   11/30/98                                                13.20       1.07          (2.61)         (1.54)
   1/31/99#                                                10.31       0.16          (0.35)         (0.19)
   1/31/00                                                 10.12       1.13           0.67           1.80
   1/31/01                                                 10.59       1.12          (0.76)          0.36
   7/31/01@                                                 9.74       0.51          (1.37)         (0.86)

   Worldwide High Income Portfolio Class B

   7/9/01-7/31/01@                                          8.92       0.01          (0.05)         (0.04)

   SunAmerica Balanced Portfolio Class A

   6/3/96-11/30/96                                         10.00       0.10           1.03           1.13
   11/30/97                                                11.13       0.23           2.15           2.38
   11/30/98                                                13.45       0.30           2.33           2.63
   1/31/99#                                                15.61       0.05           1.58           1.63
   1/31/00                                                 17.24       0.36           1.80           2.16
   1/31/01                                                 19.06       0.36          (1.46)         (1.10)
   7/31/01@                                                17.64       0.17          (1.95)         (1.78)

   SunAmerica Balanced Portfolio Class B

   7/9/01-7/31/01@                                         15.65       0.01           0.20           0.21

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   High-Yield Bond Portfolio Class A
   11/30/96                                            $      (0.95)     $   --      $11.04     14.86%    $113,229
   11/30/97                                                   (0.74)         --       11.82     14.53      195,639
   11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
   1/31/99#                                                      --          --       11.14      1.46      293,037
   1/31/00                                                    (1.14)         --       10.54      5.09      310,032
   1/31/01                                                    (1.11)         --        9.08     (3.44)     299,534
   7/31/01@                                                      --          --        8.43     (7.16)     262,695
   High-Yield Bond Portfolio Class B
   7/9/01-7/31/01@                                               --          --        8.42     (0.71)         134
   Worldwide High Income Portfolio Class A
   11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
   11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
   11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
   1/31/99#                                                      --          --       10.12     (1.84)     116,977
   1/31/00                                                    (1.33)         --       10.59     19.22      124,404
   1/31/01                                                    (1.21)         --        9.74      3.67      117,236
   7/31/01@                                                      --          --        8.88     (8.83)     101,170
   Worldwide High Income Portfolio Class B
   7/9/01-7/31/01@                                               --          --        8.88     (0.45)         104
   SunAmerica Balanced Portfolio Class A
   6/3/96-11/30/96                                               --          --       11.13     11.30       10,224
   11/30/97                                                   (0.04)      (0.02)      13.45     21.48       44,621
   11/30/98                                                   (0.11)      (0.36)      15.61     19.81      149,242
   1/31/99#                                                      --          --       17.24     10.44      194,878
   1/31/00                                                    (0.12)      (0.22)      19.06     12.76      509,054
   1/31/01                                                    (0.22)      (0.10)      17.64     (5.88)     575,039
   7/31/01@                                                      --          --       15.86    (10.09)     521,224
   SunAmerica Balanced Portfolio Class B
   7/9/01-7/31/01@                                               --          --       15.86      1.34          425

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
   High-Yield Bond Portfolio Class A
   11/30/96                                                 0.77%            9.41%         107%
   11/30/97                                                 0.75             9.26          243
   11/30/98                                                 0.69             9.75          128
   1/31/99#                                                 0.72+            9.71+          17
   1/31/00                                                  0.67            10.00          105
   1/31/01                                                  0.71(1)         10.98(1)       106
   7/31/01@                                                 0.71+           12.51+          51
   High-Yield Bond Portfolio Class B
   7/9/01-7/31/01@                                          0.90+           14.37+          51
   Worldwide High Income Portfolio Class A
   11/30/96                                                 1.18            10.45          177
   11/30/97                                                 1.10             7.58          146
   11/30/98                                                 1.09(1)          8.89(1)       158
   1/31/99#                                                 1.12+(1)         9.56+(1)       12
   1/31/00                                                  1.14(1)         10.66(1)       116
   1/31/01                                                  1.10            10.84          158
   7/31/01@                                                 1.12+(1)        11.09+(1)       63
   Worldwide High Income Portfolio Class B
   7/9/01-7/31/01@                                          1.35+(1)        10.50+(1)       63
   SunAmerica Balanced Portfolio Class A
   6/3/96-11/30/96                                          1.00+(2)         1.92+(2)       40
   11/30/97                                                 1.00             1.82          143
   11/30/98                                                 0.78             2.10          111
   1/31/99#                                                 0.75+(1)         1.72+(1)       26
   1/31/00                                                  0.66             2.01          197
   1/31/01                                                  0.64             1.87          333
   7/31/01@                                                 0.65+            2.08+         174
   SunAmerica Balanced Portfolio Class B
   7/9/01-7/31/01@                                          0.81+            1.57+         174

---------------

    * Calculated based upon average shares outstanding

    ** After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    # The Portfolio changed its fiscal year ended from November 30 to January
    31.

    + Annualized

    @ Unaudited

    (1) Gross of custody credits of 0.01%, 0.01%, 0.02%, 0.01%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, January 31, 2001 and July 31, 2001, respectively.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                    EXPENSES
                                              -----------------------------------------------------
                                              11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                              -----------------------------------------------------
    High-Yield Bond Class A.................  0.77%   0.75%   0.69%   0.72%   0.67%   0.71%   0.71%
    High-Yield Bond Class B.................    --      --      --      --      --      --    0.90
    Worldwide High Income Class A...........  1.18    1.10    1.09    1.12    1.14    1.10    1.12
    Worldwide High Income Class B...........    --      --      --      --      --      --    1.35
    SunAmerica Balanced Class A.............  1.43+   1.00    0.78    0.75    0.66    0.64    0.65
    SunAmerica Balanced Class B.............    --      --      --      --      --      --    0.81

                                                          NET INVESTMENT INCOME (LOSS)
                                              -----------------------------------------------------
                                              11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                              -----------------------------------------------------
    High-Yield Bond Class A.................  9.41%   9.26%   9.75%   9.71%   10.00%  10.98%  12.51%
    High-Yield Bond Class B.................    --      --      --      --      --      --    14.37
    Worldwide High Income Class A...........  10.45   7.58    8.89    9.56    10.66   10.84   11.09
    Worldwide High Income Class B...........    --      --      --      --      --      --    10.50
    SunAmerica Balanced Class A.............  1.49+   1.82    2.10    1.72    2.01    1.87     2.08
    SunAmerica Balanced Class B.............    --      --      --      --      --      --     1.57

    See Notes to Financial Statements
                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                       NET        NET                         TOTAL
                                                      ASSET     INVEST-     NET REALIZED       FROM
                                                      VALUE       MENT      & UNREALIZED     INVEST-
                      PERIOD                        BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                       ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------
   MFS Total Return Portfolio Class A

   11/30/96                                          $12.48      $0.34         $ 1.31         $ 1.65
   11/30/97                                           13.63       0.37           1.39           1.76
   11/30/98                                           14.75       0.36           1.56           1.92
   1/31/99#                                           14.96       0.06           0.82           0.88
   1/31/00                                            15.84       0.48          (0.38)          0.10
   1/31/01                                            13.88       0.51           2.37           2.88
   7/31/01@                                           16.29       0.25          (0.20)          0.05

   MFS Total Return Portfolio Class B

   7/9/01-
   7/31/01@                                           16.17       0.03           0.13           0.16

   Asset Allocation Portfolio Class A

   11/30/96                                           12.74       0.48           2.00           2.48
   11/30/97                                           14.52       0.44           2.55           2.99
   11/30/98                                           16.21       0.48           0.08           0.56
   1/31/99#                                           14.81       0.07           0.15           0.22
   1/31/00                                            15.03       0.40           0.37           0.77
   1/31/01                                            14.52       0.41           0.36           0.77
   7/31/01@                                           14.55       0.19          (0.81)         (0.62)

   Asset Allocation Portfolio Class B

   7/9/01-
   7/31/01@                                           13.70       0.03           0.20           0.23

   Telecom Utility Portfolio Class A

   6/3/96-
   11/30/96                                           10.00       0.24           0.51           0.75
   11/30/97                                           10.75       0.36           1.91           2.27
   11/30/98                                           12.91       0.42           1.62           2.04
   1/31/99#                                           14.46       0.08           0.03           0.11
   1/31/00                                            14.57       0.48           0.23           0.71
   1/31/01                                            14.42       0.39          (1.83)         (1.44)
   7/31/01@                                           12.39       0.23          (0.96)         (0.73)

   Telecom Utility Portfolio Class B

   7/9/01-
   7/31/01@                                           11.97       0.08          (0.39)         (0.31)

                                                    DIVIDENDS       DIVIDENDS     NET                   NET
                                                  DECLARED FROM     FROM NET     ASSET                 ASSETS
                                                       NET          REALIZED     VALUE                 END OF
                      PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                       ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   ---------------------------------------------  ------------------------------------------------------------
   MFS Total Return Portfolio Class A
   11/30/96                                       $       (0.19)     $(0.31)     $13.63     13.75%    $ 70,021
   11/30/97                                               (0.23)      (0.41)      14.75     13.52       95,721
   11/30/98                                               (0.31)      (1.40)      14.96     13.54      131,440
   1/31/99#                                                  --          --       15.84      5.88      145,332
   1/31/00                                                (0.29)      (1.77)      13.88      0.29      208,919
   1/31/01                                                (0.37)      (0.10)      16.29     20.94      303,278
   7/31/01@                                                  --          --       16.34      0.31      399,565
   MFS Total Return Portfolio Class B
   7/9/01-
   7/31/01@                                                  --          --       16.33      0.99          281
   Asset Allocation Portfolio Class A
   11/30/96                                               (0.31)      (0.39)      14.52     20.27      316,388
   11/30/97                                               (0.40)      (0.90)      16.21     21.97      526,585
   11/30/98                                               (0.35)      (1.61)      14.81      2.85      713,045
   1/31/99#                                                  --          --       15.03      1.49      724,516
   1/31/00                                                (0.48)      (0.80)      14.52      5.51      699,063
   1/31/01                                                (0.43)      (0.31)      14.55      5.38      653,310
   7/31/01@                                                  --          --       13.93     (4.26)     604,735
   Asset Allocation Portfolio Class B
   7/9/01-
   7/31/01@                                                  --          --       13.93      1.68          125
   Telecom Utility Portfolio Class A
   6/3/96-
   11/30/96                                                  --          --       10.75      7.50        6,299
   11/30/97                                               (0.09)      (0.02)      12.91     21.26       24,366
   11/30/98                                               (0.16)      (0.33)      14.46     15.98       68,049
   1/31/99#                                                  --          --       14.57      0.76       77,323
   1/31/00                                                (0.24)      (0.62)      14.42      5.01      120,159
   1/31/01                                                (0.38)      (0.21)      12.39    (10.27)     112,682
   7/31/01@                                                  --          --       11.66     (5.89)     102,896
   Telecom Utility Portfolio Class B
   7/9/01-
   7/31/01@                                                  --          --       11.66     (2.59)         119

                                                                RATIO OF NET
                                                   RATIO OF      INVESTMENT
                                                  EXPENSES TO    INCOME TO
                      PERIOD                      AVERAGE NET   AVERAGE NET    PORTFOLIO
                       ENDED                        ASSETS         ASSETS      TURNOVER
   ---------------------------------------------  --------------------------------------
   MFS Total Return Portfolio Class A
   11/30/96                                          0.84%          2.74%         194%
   11/30/97                                          0.82           2.63          271
   11/30/98                                          0.77           2.43          106
   1/31/99#                                          0.81+          2.40+          86
   1/31/00                                           0.76(1)        3.17(1)       116
   1/31/01                                           0.74(1)        3.42(1)       111
   7/31/01@                                          0.73+(1)       3.09+(1)       58
   MFS Total Return Portfolio Class B
   7/9/01-
   7/31/01@                                          0.90+(1)       2.74+(1)       58
   Asset Allocation Portfolio Class A
   11/30/96                                          0.74           3.66          200
   11/30/97                                          0.68           2.88          176
   11/30/98                                          0.64           3.15          156
   1/31/99#                                          0.66+          2.60+          30
   1/31/00                                           0.63           2.70          191
   1/31/01                                           0.64           2.75          172
   7/31/01@                                          0.65+          2.82+         113
   Asset Allocation Portfolio Class B
   7/9/01-
   7/31/01@                                          0.85+          2.27+         113
   Telecom Utility Portfolio Class A
   6/3/96-
   11/30/96                                          1.05+(2)       4.41+(2)       24
   11/30/97                                          1.05(2)        3.15(2)        77
   11/30/98                                          1.01           3.04           72
   1/31/99#                                          0.93+          3.02+          12
   1/31/00                                           0.84           3.31          121
   1/31/01                                           0.84(1)        2.81(1)       104
   7/31/01@                                          0.85+(1)       3.79+(1)       39
   Telecom Utility Portfolio Class B
   7/9/01-
   7/31/01@                                          1.05+(1)       6.37+(1)       39

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @  Unaudited

    (1)  Gross of custody credits of 0.01%

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                    EXPENSES
                                              -----------------------------------------------------
                                              11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                              -----------------------------------------------------
    MFS Total Return Class A................  0.84%   0.82%   0.77%   0.81%   0.76%   0.74%   0.73%
    MFS Total Return Class B................    --      --      --      --      --      --    0.90
    Asset Allocation Class A................  0.74    0.68    0.64    0.66    0.63    0.64    0.65
    Asset Allocation Class B................    --      --      --      --      --      --    0.85
    Telecom Utility Class A.................  1.93+   1.24    1.01    0.93    0.84    0.84    0.85
    Telecom Utility Class B.................    --      --      --      --      --      --    1.05

                                                          NET INVESTMENT INCOME (LOSS)
                                              -----------------------------------------------------
                                              11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                              -----------------------------------------------------
    MFS Total Return Class A................  2.74%   2.63%   2.43%   2.40%   3.17%   3.42%   3.09%
    MFS Total Return Class B................    --      --      --      --      --      --    2.74
    Asset Allocation Class A................  3.66    2.88    3.15    2.60    2.70    2.75    2.82
    Asset Allocation Class B................    --      --      --      --      --      --    2.27
    Telecom Utility Class A.................  3.53+   2.96    3.04    3.02    3.31    2.81    3.79
    Telecom Utility Class B.................    --      --      --      --      --      --    6.37

    See Notes to Financial Statements
---------------------

              -----------------------------------

                  SUNAMERICA SERIES TRUST
                  FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                   PERIOD                      BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                   ENDED                       OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   ----------------------------------------------------------------------------------------------------------------------------
   Equity Income Portfolio

   12/14/98-
   1/31/99                                      $10.00      $0.03         $ 0.54         $ 0.57     $      (0.03)     $   --
   1/31/00                                       10.54       0.22          (0.08)          0.14            (0.18)      (0.25)
   1/31/01                                       10.25       0.21           1.27           1.48            (0.02)         --
   7/31/01@                                      11.71       0.11          (0.34)         (0.23)              --          --

   Equity Index Portfolio

   12/14/98-
   1/31/99                                       10.00       0.01           1.17           1.18            (0.03)         --
   1/31/00                                       11.15       0.12           0.67           0.79            (0.06)         --
   1/31/01                                       11.88       0.08          (0.24)         (0.16)              --       (0.02)
   7/31/01@                                      11.70       0.04          (1.33)         (1.29)              --          --

   Growth-Income Portfolio Class A

   11/30/96                                      13.71       0.18           3.48           3.66            (0.12)      (0.43)
   11/30/97                                      16.82       0.17           4.69           4.86            (0.13)      (0.73)
   11/30/98                                      20.82       0.17           4.33           4.50            (0.13)      (0.96)
   1/31/99#                                      24.23       0.02           3.63           3.65               --          --
   1/31/00                                       27.88       0.16           4.75           4.91            (0.15)      (1.40)
   1/31/01                                       31.24       0.19          (0.65)         (0.46)           (0.13)      (1.60)
   7/31/01@                                      29.05       0.07          (3.71)         (3.64)              --          --

   Growth-Income Portfolio Class B

   7/9/01-
   7/31/01@                                      25.28         --           0.13           0.13               --          --

                                            NET                       NET                       RATIO OF NET
                                           ASSET                     ASSETS       RATIO OF       INVESTMENT
                                           VALUE                     END OF      EXPENSES TO     INCOME TO
                   PERIOD                  END OF        TOTAL       PERIOD      AVERAGE NET    AVERAGE NET    PORTFOLIO
                   ENDED                   PERIOD      RETURN***    (000'S)        ASSETS          ASSETS      TURNOVER
   --------------------------------------  -----------------------------------------------------------------------------
   Equity Income Portfolio
   12/14/98-
   1/31/99                                 $10.54         5.70%    $    5,287           0.95%+(1)     1.87%+(1)     14%
   1/31/00                                  10.25         1.29          6,670           0.95(1)     2.05(1)        34
   1/31/01                                  11.71        14.44          8,315           0.95(1)     1.94(1)        59
   7/31/01@                                 11.48        (1.96)         8,181           0.95+(1)     1.90+(1)      12
   Equity Index Portfolio
   12/14/98-
   1/31/99                                  11.15        11.81         11,168       0.55+(1)        0.75+(1)       --
   1/31/00                                  11.88         7.05         63,487           0.55(1)     1.02(1)         1
   1/31/01                                  11.70        (1.29)        63,786           0.55        0.64            4
   7/31/01@                                 10.41       (11.03)        55,723           0.55+(1)     0.73+(1)       1
   Growth-Income Portfolio Class A
   11/30/96                                 16.82        27.41        325,463           0.72        1.21           82
   11/30/97                                 20.82        30.11        622,062           0.65        0.89           44
   11/30/98                                 24.23        21.91      1,019,590           0.60        0.78           53
   1/31/99#                                 27.88        15.06      1,206,113           0.60+       0.55+          16
   1/31/00                                  31.24        18.37      1,828,340           0.56        0.56           43
   1/31/01                                  29.05        (1.63)     1,931,070           0.57        0.60           52
   7/31/01@                                 25.41       (12.53)     1,651,755           0.57+       0.56+          23
   Growth-Income Portfolio Class B
   7/9/01-
   7/31/01@                                 25.41         0.51            466           0.73+      (0.25)+         23

---------------

    *  Calculated based upon average shares outstanding.

    **  After fee waivers and expense reimbursements by the investment adviser.

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @  Unaudited

    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                        EXPENSES
                                   ---------------------------------------------------
                                   11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                   ---------------------------------------------------
    Equity Income...............     --%     --%     --%   3.47%   1.56%  1.88%  1.86%
    Equity Index................     --      --      --    1.80    0.85   0.55   0.57
    Growth-Income Class A.......   0.72    0.65    0.60    0.60    0.56   0.57   0.57
    Growth-Income Class B.......     --      --      --      --     --     --    0.73

                                             NET INVESTMENT INCOME (LOSS)
                                  ---------------------------------------------------
                                  11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                  ---------------------------------------------------
    Equity Income...............    --%     --%     --%   (0.65)% 1.44%  1.01%   0.99%
    Equity Index................    --      --      --    (0.50)  0.72   0.64    0.71
    Growth-Income Class A.......  1.21    0.89    0.78    0.55    0.56   0.60    0.56
    Growth-Income Class B.......    --      --      --      --     --     --    (0.25)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------
                                              Federated Value Portfolio Class A

   6/3/96-
   11/30/96                     $10.00       $0.07          $ 1.01         $ 1.08     $         --      $   --      $11.08
   11/30/97                      11.08        0.13            2.72           2.85            (0.03)         --       13.90
   11/30/98                      13.90        0.17            2.35           2.52            (0.06)      (0.30)      16.06
   1/31/99#                      16.06        0.02            0.54           0.56               --          --       16.62
   1/31/00                       16.62        0.20           (0.14)          0.06            (0.12)      (0.69)      15.87
   1/31/01                       15.87        0.25            1.37           1.62            (0.17)      (0.60)      16.72
   7/31/01@                      16.72        0.08           (0.41)         (0.33)              --          --       16.39

                                              Federated Value Portfolio Class B

   7/9/01-
   7/31/01@                      16.11          --            0.28           0.28               --          --       16.39

                                            Davis Venture Value Portfolio Class A

   11/30/96                      13.47        0.18            3.46           3.64            (0.09)      (0.12)      16.90
   11/30/97                      16.90        0.19            4.73           4.92            (0.09)      (0.26)      21.47
   11/30/98                      21.47        0.20            2.23           2.43            (0.12)      (0.68)      23.10
   1/31/99#                      23.10        0.03            1.25           1.28               --          --       24.38
   1/31/00                       24.38        0.13            3.06           3.19            (0.20)      (0.93)      26.44
   1/31/01                       26.44        0.14            3.19           3.33            (0.12)      (0.28)      29.37
   7/31/01@                      29.37        0.06           (3.28)         (3.22)              --          --       26.15

                                            Davis Venture Value Portfolio Class B

   7/9/01-
   7/31/01@                      26.21          --           (0.06)         (0.06)              --          --       26.15

                                           "Dogs" of Wall Street Portfolio Class A
   4/1/98-
   11/30/98                      10.00        0.11           (0.30)         (0.19)              --          --        9.81
   1/31/99#                       9.81        0.02           (0.23)         (0.21)              --          --        9.60
   1/31/00                        9.60        0.21           (1.12)         (0.91)           (0.05)      (0.26)       8.38
   1/31/01                        8.38        0.23            0.73           0.96            (0.22)      (0.10)       9.02
   7/31/01@                       9.02        0.10            0.37           0.47               --          --        9.49

                                           "Dogs" of Wall Street Portfolio Class B

   7/9/01-
   7/31/01@                       9.15          --            0.34           0.34               --          --        9.49

                                             NET                             RATIO OF NET
                                            ASSETS      RATIO OF              INVESTMENT
                                            END OF     EXPENSES TO            INCOME TO
            PERIOD              TOTAL       PERIOD     AVERAGE NET           AVERAGE NET            PORTFOLIO
             ENDED            RETURN***    (000'S)       ASSETS                 ASSETS              TURNOVER
   -------------------------  -------------------------------------------------------------------------------
                                                     Federated Value Portfolio Class A
   6/3/96-
   11/30/96                     10.80%    $   12,460    1.05%+(1)              1.26%+(1)                30%
   11/30/97                     25.75         59,024    1.03                   1.03                     46
   11/30/98                     18.22        145,900    0.83                   1.13                     51
   1/31/99#                      3.49        159,176    0.86+                  0.75+                     4
   1/31/00                       0.17        208,488    0.77                   1.17                     34
   1/31/01                      10.62        231,716    0.76                   1.56                     46
   7/31/01@                     (1.97)       258,520    0.76+                  0.96+                    11
                                                     Federated Value Portfolio Class B
   7/9/01-
   7/31/01@                      1.74            154    0.95+                  0.02+                    11
                                                   Davis Venture Value Portfolio Class A
   11/30/96                     27.44        516,413    0.85                   1.21                     22
   11/30/97                     29.62      1,140,053    0.79                   0.98                     22
   11/30/98                     11.36      1,725,411    0.75                   0.89                     25
   1/31/99#                      5.54      1,840,354    0.77+                  0.86+                     5
   1/31/00                      13.42      2,303,994    0.74                   0.51                     23
   1/31/01                      12.72      2,808,045    0.75                   0.47                     26
   7/31/01@                    (10.96)     2,557,680    0.75+                  0.41+                    12
                                                   Davis Venture Value Portfolio Class B
   7/9/01-
   7/31/01@                     (0.23)           824    0.90+                 (0.05)+                   12
                                                  "Dogs" of Wall Street Portfolio Class A
   4/1/98-
   11/30/98                     (1.90)        65,283    0.85+(1)               2.04+(1)                 --
   1/31/99#                     (2.14)        78,062    0.85+                  0.93+                    58
   1/31/00                     (10.02)        98,924    0.67                   2.11                     51
   1/31/01                      12.05         92,070    0.72                   2.76                     55
   7/31/01@                      5.21        107,313    0.70+                  2.13+                     2
                                                  "Dogs" of Wall Street Portfolio Class B
   7/9/01-
   7/31/01@                      3.72            132    0.89+                  0.21+                     2

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
       31.

    +  Annualized

    @  Unaudited

    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                          EXPENSES
                                     ---------------------------------------------------
                                     11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                     ---------------------------------------------------
    Federated Value Class A.......   1.57%+  1.03%   0.83%   0.86%   0.77%  0.76%  0.76%
    Federated Value Class B.......     --      --      --      --     --     --    0.95
    Davis Venture Value Class A...   0.85    0.79    0.75    0.77    0.74   0.75   0.75
    Davis Venture Value Class B...     --      --      --      --     --     --    0.90
    "Dogs" of Wall Street Class
      A...........................     --      --    0.92+   0.85    0.67   0.72   0.70
    "Dogs" of Wall Street Class
      B...........................     --      --      --      --     --     --    0.89

                                               NET INVESTMENT INCOME (LOSS)
                                    ---------------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                    ---------------------------------------------------
    Federated Value Class A.......  0.74%+  1.03%   1.13%    0.75%  1.17%  1.56%   0.96%
    Federated Value Class B.......    --      --      --       --    --     --     0.02
    Davis Venture Value Class A...  1.21    0.98    0.89     0.86   0.51   0.47    0.41
    Davis Venture Value Class B...    --      --      --       --    --     --    (0.05)
    "Dogs" of Wall Street Class
      A...........................    --      --    1.97+    0.93   2.11   2.76    2.13
    "Dogs" of Wall Street Class
      B...........................    --      --      --       --    --     --     0.21

    See Notes to Financial Statements

---------------------
    214

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   --------------------------------------------------------------------------------------------------------------------------
                                              Alliance Growth Portfolio Class A

   11/30/96                     $15.63       $ 0.08         $ 4.07         $ 4.15     $      (0.04)     $(1.01)     $18.73
   11/30/97                      18.73         0.16           4.76           4.92            (0.05)      (1.04)      22.56
   11/30/98                      22.56         0.07           7.77           7.84            (0.06)      (2.30)      28.04
   1/31/99#                      28.04         0.00           7.22           7.22               --          --       35.26
   1/31/00                       35.26        (0.04)          4.46           4.42            (0.05)      (3.05)      36.58
   1/31/01                       36.58        (0.04)         (3.40)         (3.44)              --       (4.94)      28.20
   7/31/01@                      28.20         0.03          (5.19)         (5.16)              --          --       23.04

                                              Alliance Growth Portfolio Class B

   7/9/01-
   7/31/01@                      22.75           --           0.30           0.30               --          --       23.05

                                          Goldman Sachs Research Portfolio Class A

   7/5/00-
   1/31/01                       10.00        (0.03)         (0.01)         (0.04)              --       (0.04)       9.92
   7/31/01@                       9.92        (0.02)         (1.78)         (1.80)              --          --        8.12

                                          Goldman Sachs Research Portfolio Class B

   7/9/01-
   7/31/01@                       8.11        (0.01)          0.02           0.01               --          --        8.12

                                           MFS Growth and Income Portfolio Class A

   11/30/96                      13.14         0.11           2.16           2.27            (0.11)      (0.91)      14.39
   11/30/97                      14.39         0.11           2.48           2.59            (0.10)      (1.26)      15.62
   11/30/98                      15.62         0.02           2.61           2.63            (0.12)      (2.76)      15.37
   1/31/99#                      15.37         0.01           1.60           1.61               --          --       16.98
   1/31/00                       16.98         0.10           0.11           0.21            (0.03)      (3.81)      13.35
   1/31/01                       13.35         0.08           0.42           0.50            (0.08)         --       13.77
   7/31/01@                      13.77         0.04          (1.64)         (1.60)              --          --       12.17

                                           MFS Growth and Income Portfolio Class B

   7/9/01-
   7/31/01@                      12.10           --           0.07           0.07               --          --       12.17

                                             NET                     RATIO OF NET
                                            ASSETS      RATIO OF      INVESTMENT
                                            END OF     EXPENSES TO     INCOME TO
            PERIOD              TOTAL       PERIOD     AVERAGE NET    AVERAGE NET    PORTFOLIO
             ENDED            RETURN***    (000'S)       ASSETS         ASSETS       TURNOVER
   -------------------------  ----------------------------------------------------------------
                                             Alliance Growth Portfolio Class A
   11/30/96                     28.05%    $  381,367     0.71%          0.51%           121%
   11/30/97                     27.80        704,533     0.65           0.37            110
   11/30/98                     35.92      1,396,140     0.58           0.27             90
   1/31/99#                     25.75      1,864,924     0.63+         (0.01)+           11
   1/31/00                      14.09      2,875,413     0.63          (0.11)            77
   1/31/01                     (10.17)     2,810,098     0.64          (0.10)           101
   7/31/01@                    (18.30)     2,184,517     0.65+          0.22+            53
                                             Alliance Growth Portfolio Class B
   7/9/01-
   7/31/01@                      1.32            401     0.80+         (0.33)+           53
                                          Goldman Sachs Research Portfolio Class A
   7/5/00-
   1/31/01                      (0.42)        39,903     1.35+(1)(2)   (0.54)+(1)(2)    115
   7/31/01@                    (18.15)        39,808     1.35+(2)      (0.50)+(2)        69
                                          Goldman Sachs Research Portfolio Class B
   7/9/01-
   7/31/01@                      0.12            191     1.50+(2)      (1.38)+(2)        69
                                          MFS Growth and Income Portfolio Class A
   11/30/96                     18.40        186,368     0.74           0.82            164
   11/30/97                     19.78        218,496     0.73           0.77            217
   11/30/98                     17.82        238,298     0.70           0.17            105
   1/31/99#                     10.47        266,069     0.75+          0.38+            76
   1/31/00                       1.77        337,222     0.75           0.66             64
   1/31/01                       3.71        369,518     0.76           0.58             81
   7/31/01@                    (11.62)       350,146     0.77+          0.67+            32
                                          MFS Growth and Income Portfolio Class B
   7/9/01-
   7/31/01@                      0.58            168     0.94+         (0.28)+           32

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @  Unaudited

    (1) The ratios reflect an expense cap of 1.35% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                                  EXPENSES
                                             ---------------------------------------------------
                                             11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                             ---------------------------------------------------
    Alliance Growth Class A................  0.71%   0.65%   0.58%   0.63%   0.63%  0.64%  0.65%
    Alliance Growth Class B................    --      --      --      --     --     --    0.80
    Goldman Sachs Research Class A.........    --      --      --      --     --    1.63+  1.46
    Goldman Sachs Research Class B.........    --      --      --      --     --     --    1.74
    MFS Growth and Income Class A..........  0.74    0.73    0.70    0.75    0.75   0.76   0.77
    MFS Growth and Income Class B..........    --      --      --      --     --     --    0.94

                                                          NET INVESTMENT INCOME(LOSS)
                                             -----------------------------------------------------
                                             11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                             -----------------------------------------------------
    Alliance Growth Class A................  0.51%   0.37%   0.27%   (0.01)% (0.11)% (0.10)%  0.22%
    Alliance Growth Class B................    --      --      --      --       --      --   (0.33)
    Goldman Sachs Research Class A.........    --      --      --      --       --   (0.82)+ (0.61)
    Goldman Sachs Research Class B.........    --      --      --      --       --      --   (1.62)
    MFS Growth and Income Class A..........  0.82    0.77    0.17    0.38     0.66    0.58    0.67
    MFS Growth and Income Class B..........    --      --      --      --       --      --   (0.28)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                  NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                                 ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                 VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
            PERIOD             BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
             ENDED             OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   ------------------------------------------------------------------------------------------------------------------------
                                              Putnam Growth Portfolio Class A

   11/30/96                     $13.10      $   --        $ 2.61         $ 2.61     $         --      $   --      $15.71
   11/30/97                      15.71        0.03          3.93           3.96               --       (0.52)      19.15
   11/30/98                      19.15        0.01          4.15           4.16            (0.02)      (3.08)      20.21
   1/31/99#                      20.21       (0.01)         3.33           3.32               --          --       23.53
   1/31/00                       23.53       (0.02)         3.76           3.74            (0.01)      (0.78)      26.48
   1/31/01                       26.48       (0.03)        (3.37)         (3.40)              --       (2.23)      20.85
   7/31/01@                      20.85        0.01         (3.52)         (3.51)              --          --       17.34

                                              Putnam Growth Portfolio Class B

   7/9/01-
   7/31/01@                      17.41       (0.01)        (0.06)         (0.07)              --          --       17.34

                                            Blue Chip Growth Portfolio Class A

   7/5/00-
   1/31/01                       10.00        0.06         (1.24)         (1.18)           (0.03)         --        8.79
   7/31/01@                       8.79        0.02         (1.42)         (1.40)              --          --        7.39

                                            Blue Chip Growth Portfolio Class B

   7/9/01-
   7/31/01@                       7.31          --          0.08           0.08               --          --        7.39

                                               Real Estate Portfolio Class A

   6/2/97-
   11/30/97                      10.00        0.16          1.37           1.53               --          --       11.53
   11/30/98                      11.53        0.45         (1.93)         (1.48)           (0.16)      (0.01)       9.88
   1/31/99#                       9.88        0.09         (0.36)         (0.27)              --          --        9.61
   1/31/00                        9.61        0.39         (1.14)         (0.75)           (0.33)         --        8.53
   1/31/01                        8.53        0.39          1.84           2.23            (0.36)         --       10.40
   7/31/01@                      10.40        0.21          0.27           0.48               --          --       10.88

                                               Real Estate Portfolio Class B

   7/9/01-
   7/31/01@                      11.04        0.03         (0.19)         (0.16)              --          --       10.88

                                            NET                    RATIO OF NET
                                           ASSETS     RATIO OF      INVESTMENT
                                           END OF    EXPENSES TO    INCOME TO
            PERIOD              TOTAL      PERIOD    AVERAGE NET   AVERAGE NET    PORTFOLIO
             ENDED            RETURN***   (000'S)      ASSETS         ASSETS      TURNOVER
   -------------------------  -------------------------------------------------------------
                                             Putnam Growth Portfolio Class A
   11/30/96                     19.92%    $160,073    0.90%         (0.02)%           63%
   11/30/97                     26.01      234,726    0.91           0.18            125
   11/30/98                     22.56      398,863    0.86           0.09             75
   1/31/99#                     16.43      494,813    0.86+         (0.19)+           10
   1/31/00                      16.51      783,896    0.80          (0.09)            76
   1/31/01                     (13.68)     732,943    0.79          (0.10)            84
   7/31/01@                    (16.83)     588,575    0.81+          0.10+            42
                                             Putnam Growth Portfolio Class B
   7/9/01-
   7/31/01@                     (0.40)         178    0.97+         (0.42)+           42
                                           Blue Chip Growth Portfolio Class A
   7/5/00-
   1/31/01                     (11.82)      15,801    0.85+(1)       1.06+(1)         81
   7/31/01@                    (15.93)      23,548    0.85+(1)       0.54+(1)         63
                                           Blue Chip Growth Portfolio Class B
   7/9/01-
   7/31/01@                      1.09          236    1.00+(1)      (0.40)+(1)        63
                                              Real Estate Portfolio Class A
   6/2/97-
   11/30/97                     15.30       29,565    1.25+(1)       3.25+(1)          7
   11/30/98                    (13.04)      59,102    0.95           4.21             26
   1/31/99#                     (2.73)      58,504    1.01+          5.63+             6
   1/31/00                      (8.03)      53,766    0.92           4.24             61
   1/31/01                      26.40       76,224    0.96           4.05             28
   7/31/01@                      4.62       85,681    0.93+          4.07+            20
                                              Real Estate Portfolio Class B
   7/9/01-
   7/31/01@                     (1.45)         104    1.06+          2.41+            20

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
       31.

    +  Annualized

    @  Unaudited

    (1) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES
                                    ---------------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                    ---------------------------------------------------
    Putnam Growth Class A.........  0.90%   0.91%   0.86%   0.86%   0.80%  0.79%  0.81%
    Putnam Growth Class B.........    --      --      --      --     --     --    0.97
    Blue Chip Growth Class A......    --      --      --      --     --    1.81+  1.23
    Blue Chip Growth Class B......    --      --      --      --     --     --    1.51
    Real Estate Class A...........    --    1.36+   0.95    1.01    0.92   0.96   0.93
    Real Estate Class B...........    --      --      --      --     --     --    1.06

                                                 NET INVESTMENT INCOME(LOSS)
                                    -----------------------------------------------------
                                    11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                    -----------------------------------------------------
    Putnam Growth Class A.........  (0.02)% 0.18%   0.09%   (0.19)% (0.09)% (0.10)% 0.10%
    Putnam Growth Class B.........    --      --      --      --       --      --   (0.42)
    Blue Chip Growth Class A......    --      --      --      --       --    0.10+  0.16
    Blue Chip Growth Class B......    --      --      --      --       --      --   (0.91)
    Real Estate Class A...........    --    3.14+   4.21    5.63     4.24    4.05   4.07
    Real Estate Class B...........    --      --      --      --       --      --   2.41

    See Notes to Financial Statements

---------------------
    216

              -----------------------------------

                  SUNAMERICA SERIES TRUST
                  FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                                            NET        NET                         TOTAL
                                                           ASSET     INVEST-     NET REALIZED       FROM
                                                           VALUE       MENT      & UNREALIZED     INVEST-
                         PERIOD                          BEGINNING    INCOME    GAIN (LOSS) ON      MENT
                         ENDED                           OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS
   --------------------------------------------------------------------------------------------------------
   Small Company Value Portfolio

   12/14/98-
   1/31/99                                                $10.00      $  --         $ 0.05         $ 0.05
   1/31/00                                                 10.03      (0.04)          0.58           0.54
   1/31/01                                                 10.52      (0.05)          2.23           2.18
   7/31/01@                                                10.44      (0.02)          0.96           0.94

   MFS Mid-Cap Growth Portfolio Class A

   4/1/99-
   1/31/00                                                 10.00      (0.01)          5.84           5.83
   1/31/01                                                 15.60      (0.04)          3.76           3.72
   7/31/01@                                                18.99         --          (3.95)         (3.95)

   MFS Mid-Cap Growth Portfolio Class B

   7/9/01-
   7/31/01@                                                15.37       0.02          (0.35)         (0.33)

   Aggressive Growth Portfolio Class A

   6/3/96-
   11/30/96                                                10.00       0.02           0.34           0.36
   11/30/97                                                10.36       0.01           1.40           1.41
   11/30/98                                                11.76       0.04           0.52           0.56
   1/31/99#                                                12.32         --           3.20           3.20
   1/31/00                                                 15.52         --           8.59           8.59
   1/31/01                                                 22.72       0.05          (3.09)         (3.04)
   7/31/01@                                                17.72       0.03          (3.76)         (3.73)

   Aggressive Growth Portfolio Class B

   7/9/01-
   7/31/01@                                                14.39         --          (0.40)         (0.40)

                                                         DIVIDENDS      DIVIDENDS     NET                   NET
                                                       DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                            NET         REALIZED     VALUE                 END OF
                         PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                         ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
   --------------------------------------------------  -----------------------------------------------------------
   Small Company Value Portfolio
   12/14/98-
   1/31/99                                             $      (0.02)     $   --      $10.03      0.49%    $  5,024
   1/31/00                                                       --       (0.05)      10.52      5.37        5,226
   1/31/01                                                       --       (2.26)      10.44     20.98        4,409
   7/31/01@                                                      --          --       11.38      9.00        5,803
   MFS Mid-Cap Growth Portfolio Class A
   4/1/99-
   1/31/00                                                       --       (0.23)      15.60     58.26       81,636
   1/31/01                                                       --       (0.33)      18.99     23.97      367,523
   7/31/01@                                                      --          --       15.04    (20.80)     350,999
   MFS Mid-Cap Growth Portfolio Class B
   7/9/01-
   7/31/01@                                                      --          --       15.04     (2.15)         372
   Aggressive Growth Portfolio Class A
   6/3/96-
   11/30/96                                                      --          --       10.36      3.60       35,124
   11/30/97                                                   (0.01)         --       11.76     13.62      103,603
   11/30/98                                                      --          --       12.32      4.76      133,183
   1/31/99#                                                      --          --       15.52     25.97      182,313
   1/31/00                                                    (0.03)      (1.36)      22.72     60.62      450,073
   1/31/01                                                       --       (1.96)      17.72    (14.88)     495,826
   7/31/01@                                                      --          --       13.99    (21.05)     359,207
   Aggressive Growth Portfolio Class B
   7/9/01-
   7/31/01@                                                      --          --       13.99     (2.78)         186

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
   Small Company Value Portfolio
   12/14/98-
   1/31/99                                                  1.40%+(4)        0.12%+(4)       6%
   1/31/00                                                  1.40(4)         (0.40)(4)       65
   1/31/01                                                  1.40(1)(4)      (0.41)(1)(4)     57
   7/31/01@                                                 1.40+(1)(4)  (0.28)+(1)(4)      25
   MFS Mid-Cap Growth Portfolio Class A
   4/1/99-
   1/31/00                                                  1.15+(2)(4)     (0.13)+(2)(4)    108
   1/31/01                                                  0.82(3)         (0.20)(3)      146
   7/31/01@                                                 0.81+         (0.06)+           39
   MFS Mid-Cap Growth Portfolio Class B
   7/9/01-
   7/31/01@                                                 0.97+            2.19+          39
   Aggressive Growth Portfolio Class A
   6/3/96-
   11/30/96                                                 1.05+(4)         0.46+(4)       47
   11/30/97                                                 0.90            (0.13)         221
   11/30/98                                                 0.83             0.32          268
   1/31/99#                                                 0.82+            0.13+          29
   1/31/00                                                  0.75             0.02          131
   1/31/01                                                  0.70             0.23          263
   7/31/01@                                                 0.73+            0.40+         111
   Aggressive Growth Portfolio Class B
   7/9/01-
   7/31/01@                                                 0.89+            0.42+         111

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @  Unaudited

    (1) The ratios reflect an expense cap of 1.40% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) The ratios reflect an expense cap of 1.15% which is net of custody credits (0.02%) or waivers/reimbursements if applicable.

    (3)  Gross of custody credits of 0.01%

    (4) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                        EXPENSES
                                   ---------------------------------------------------
                                   11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                   ---------------------------------------------------
    Small Company Value..........    --%     --%     --%   3.87%   2.25%  2.64%  3.01%
    MFS Mid-Cap Growth Class A...    --      --      --      --    1.19+  0.82   0.81
    MFS Mid-Cap Growth Class B...    --      --      --      --     --     --    0.97
    Aggressive Growth Class A....  1.09+   0.90    0.83    0.82    0.75   0.70   0.73
    Aggressive Growth Class B....    --      --      --      --     --     --    0.89

                                               NET INVESTMENT INCOME (LOSS)
                                   -----------------------------------------------------
                                   11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                   -----------------------------------------------------
    Small Company Value..........    --%     --%     --%   (2.35)% (1.25)% (1.65)% (1.89)%
    MFS Mid-Cap Growth Class A...    --      --      --      --    (0.17)+ (0.20)  (0.06)
    MFS Mid-Cap Growth Class B...    --      --      --      --       --      --   2.19
    Aggressive Growth Class A....  0.42+   (0.13)  0.32    0.13     0.02    0.23   0.40
    Aggressive Growth Class B....    --      --      --      --       --      --   0.42

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------
                                              Growth Opportunities Portfolio Class A
   7/5/00-
   1/31/01                           $10.00      $  0.07        $ (1.10)       $ (1.03)    $      (0.04)         --      $ 8.93
   7/31/01@                            8.93        (0.01)         (2.80)         (2.81)              --          --        6.12
                                              Growth Opportunities Portfolio Class B
   7/9/01-
   7/31/01@                            6.32           --          (0.20)         (0.20)              --          --        6.12
                                                 Marsico Growth Portfolio Class A
   12/29/00-
   1/31/01                            10.00         0.01           0.53           0.54               --          --       10.54
   7/31/01@                           10.54         0.02          (1.69)         (1.67)              --          --        8.87
                                                 Marsico Growth Portfolio Class B
   7/9/01-
   7/31/01@                            8.90           --          (0.02)         (0.02)              --          --        8.88
                                        International Growth and Income Portfolio Class A
   6/2/97-
   11/30/97                           10.00         0.03           0.38           0.41               --          --       10.41
   11/30/98                           10.41         0.13           0.86           0.99            (0.03)      (0.06)      11.31
   1/31/99#                           11.31           --           0.40           0.40            (0.02)      (0.19)      11.50
   1/31/00                            11.50         0.15           1.97           2.12            (0.45)      (0.89)      12.28
   1/31/01                            12.28         0.12           0.36           0.48            (0.12)      (0.13)      12.51
   7/31/01@                           12.51         0.08          (2.09)         (2.01)              --          --       10.50
                                        International Growth and Income Portfolio Class B
   7/9/01-
   7/31/01@                           10.48         0.01           0.01           0.02               --          --       10.50
                                                Global Equities Portfolio Class A
   11/30/96                           13.06         0.14           2.19           2.33            (0.14)      (0.33)      14.92
   11/30/97                           14.92         0.09           1.79           1.88            (0.13)      (0.69)      15.98
   11/30/98                           15.98         0.07           2.40           2.47            (0.19)      (1.36)      16.90
   1/31/99#                           16.90           --           1.71           1.71               --          --       18.61
   1/31/00                            18.61         0.06           4.00           4.06            (0.21)      (1.37)      21.09
   1/31/01                            21.09        (0.03)         (1.91)         (1.94)           (0.03)      (1.59)      17.53
   7/31/01@                           17.53         0.02          (3.57)         (3.55)              --          --       13.98
                                                Global Equities Portfolio Class B
   7/9/01-
   7/31/01@                           13.81        (0.01)          0.18           0.17               --          --       13.98

                                                  NET                     RATIO OF NET
                                                 ASSETS      RATIO OF      INVESTMENT
                                                 END OF     EXPENSES TO    INCOME TO
               PERIOD                TOTAL       PERIOD     AVERAGE NET   AVERAGE NET    PORTFOLIO
               ENDED               RETURN***    (000'S)       ASSETS         ASSETS      TURNOVER
   ------------------------------  ---------------------------------------------------------------
                                               Growth Opportunities Portfolio Class A
   7/5/00-
   1/31/01                           (10.30)%  $   28,836    1.00%+(3)      1.16%+(3)        86%
   7/31/01@                          (31.47)       21,920    1.00+(3)      (0.27)+(3)       126
                                               Growth Opportunities Portfolio Class B
   7/9/01-
   7/31/01@                           (3.16)          112    1.15+(3)      (0.54)+(3)       126
                                                  Marsico Growth Portfolio Class A
   12/29/00-
   1/31/01                             5.40         5,596    1.00+(1)(3)    0.73+(1)(3)      10
   7/31/01@                          (15.84)        9,869    1.00+(2)(3)    0.53+(2)(3)      71
                                                  Marsico Growth Portfolio Class B
   7/9/01-
   7/31/01@                           (0.22)          176    1.15+(3)      (0.11)+(3)        71
                                          International Growth and Income Portfolio Class A
   6/2/97-
   11/30/97                            4.10        42,844    1.60+(3)       0.61+(3)         19
   11/30/98                            9.58       128,344    1.46           1.12             51
   1/31/99#                            3.56       142,497    1.46+         (0.10)+           10
   1/31/00                            17.99       253,962    1.21           1.16             75
   1/31/01                             3.95       342,114    1.18           0.95             80
   7/31/01@                          (16.07)      302,459    1.19+          1.48+            82
                                          International Growth and Income Portfolio Class B
   7/9/01-
   7/31/01@                            0.19           168    1.35+          0.48+            82
                                                  Global Equities Portfolio Class A
   11/30/96                           18.21       246,482    1.03           1.04             70
   11/30/97                           13.30       341,639    0.95           0.58            115
   11/30/98                           15.34       420,358    0.88           0.46             92
   1/31/99#                           10.12       463,138    0.86+         (0.04)+           12
   1/31/00                            23.67       632,495    0.84           0.30             94
   1/31/01                            (9.29)      650,067    0.84          (0.15)            93
   7/31/01@                          (20.25)      493,050    0.86+          0.27+            38
                                                  Global Equities Portfolio Class B
   7/9/01-
   7/31/01@                            1.23           156    1.01+         (0.57)+           38

---------------

    * Calculated based upon average shares outstanding

    ** After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    # The Portfolio changed its fiscal year ended from November 30 to January
    31.

    + Annualized

    @ Unaudited

    (1) The ratios reflect an expense cap of 1.00% which is net of custody credits (0.44%) or waivers/reimbursements if applicable.

    (2) The ratio reflects an expense cap of 1.00% and 1.15% for Class A and Class B, respectively, which are net of custody credits of (0.07%) or waivers/reimbursements if applicable.

    (3) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES
                                       ---------------------------------------------------
                                       11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                       ---------------------------------------------------
    Growth Opportunities Class A.....    --%     --%     --%     --%    --%   1.26%+ 1.19%
    Growth Opportunities Class B.....    --      --      --      --     --     --    1.63
    Marsico Growth Class A...........    --      --      --      --     --    4.73+  2.18
    Marsico Growth Class B...........    --      --      --      --     --     --    1.95
    International Growth and Income
     Class A.........................    --    2.02+   1.46    1.46    1.21   1.18   1.19
    International Growth and Income
     Class B.........................    --      --      --      --     --     --    1.35
    Global Equities Class A..........  1.03    0.95    0.88    0.86    0.84   0.84   0.86
    Global Equities Class B..........    --      --      --      --     --     --    1.01

                                                   NET INVESTMENT INCOME (LOSS)
                                       -----------------------------------------------------
                                       11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                       -----------------------------------------------------
    Growth Opportunities Class A.....    --%     --%     --%     --%      --%  0.90%+  (0.46)%
    Growth Opportunities Class B.....    --      --      --      --       --     --    (1.02)
    Marsico Growth Class A...........    --      --      --      --       --   (3.00)+ (0.65)
    Marsico Growth Class B...........    --      --      --      --       --     --    (0.91)
    International Growth and Income
     Class A.........................    --    0.19+   1.12    (0.10)   1.16   0.95    1.48
    International Growth and Income
     Class B.........................    --      --      --      --       --     --    0.48
    Global Equities Class A..........  1.04    0.58    0.46    (0.04)   0.30   (0.15)  0.27
    Global Equities Class B..........    --      --      --      --       --     --    (0.57)

    See Notes to Financial Statements
---------------------
    218

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                                       NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                                      ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                                      VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
               PERIOD               BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF
               ENDED                OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD
   -------------------------------------------------------------------------------------------------------------------------------
                                       International Diversified Equities Portfolio Class A
   11/30/96                          $10.15      $  0.05        $  1.43        $  1.48     $      (0.26)     $   --      $11.37
   11/30/97                           11.37         0.09           0.28           0.37            (0.31)      (0.10)      11.33
   11/30/98                           11.33         0.15           1.93           2.08            (0.40)      (0.15)      12.86
   1/31/99#                           12.86        (0.01)          0.22           0.21               --          --       13.07
   1/31/00                            13.07         0.13           1.91           2.04            (0.21)      (0.08)      14.82
   1/31/01                            14.82         0.11          (1.91)         (1.80)           (0.12)      (2.14)      10.76
   7/31/01@                           10.76         0.08          (1.77)         (1.69)              --          --        9.07

                                       International Diversified Equities Portfolio Class B

   7/9/01-
   7/31/01@                            8.97           --           0.10           0.10               --          --        9.07

                                                Emerging Markets Portfolio Class A
   6/2/97-
   11/30/97                           10.00         0.06          (2.03)         (1.97)              --          --        8.03
   11/30/98                            8.03         0.04          (1.78)         (1.74)           (0.07)         --        6.22
   1/31/99#                            6.22         0.01             --           0.01            (0.01)         --        6.22
   1/31/00                             6.22        (0.03)          4.81           4.78               --          --       11.00
   1/31/01                            11.00        (0.02)         (2.95)         (2.97)           (0.06)      (0.16)       7.81
   7/31/01@                            7.81         0.04          (1.45)         (1.41)              --          --        6.40

                                                Emerging Markets Portfolio Class B

   7/9/01-
   7/31/01@                            6.62           --          (0.22)         (0.22)              --          --        6.40

                                                   Technology Portfolio Class A
   7/5/00-
   1/31/01                            10.00        (0.04)         (2.80)         (2.84)              --          --        7.16
   7/31/01@                            7.16        (0.03)         (3.14)         (3.17)              --          --        3.99

                                                   Technology Portfolio Class B

   7/9/01-
   7/31/01@                            4.04           --          (0.05)         (0.05)              --          --        3.99

                                                  NET                     RATIO OF NET
                                                 ASSETS      RATIO OF      INVESTMENT
                                                 END OF     EXPENSES TO    INCOME TO
               PERIOD                TOTAL       PERIOD     AVERAGE NET   AVERAGE NET            PORTFOLIO
               ENDED               RETURN***    (000'S)       ASSETS         ASSETS              TURNOVER
   ------------------------------  -----------------------------------------------------------------------
                                            International Diversified Equities Portfolio Class A
   11/30/96                           14.85%   $  157,008    1.59%            0.47%                  53%
   11/30/97                            3.52       248,927    1.35             0.82                   56
   11/30/98                           18.33       354,174    1.26             1.18                   40
   1/31/99#                            1.63       373,785    1.26+           (0.43)+                  7
   1/31/00                            15.85       464,988    1.22             0.95                   65
   1/31/01                           (12.71)      442,009    1.21             0.89                   72
   7/31/01@                          (15.71)      348,495    1.21+            1.54+                  17
                                            International Diversified Equities Portfolio Class B
   7/9/01-
   7/31/01@                            1.11           110    1.39+           (0.17)+                 17
                                                     Emerging Markets Portfolio Class A
   6/2/97-
   11/30/97                          (19.70)       19,979    1.90+(2)         1.33+(2)               49
   11/30/98                          (21.86)       31,685    1.90(2)          0.61(2)                96
   1/31/99#                            0.20        32,708    1.90+(2)         0.60+(2)               22
   1/31/00                            76.86       102,740    1.90(1)(2)      (0.41)(1)(2)           145
   1/31/01                           (26.87)       96,507    1.57            (0.22)                 125
   7/31/01@                          (18.05)       74,587    1.49+            1.29+                  54
                                                     Emerging Markets Portfolio Class B
   7/9/01-
   7/31/01@                           (3.32)          102    1.78+            0.56+                  54
                                                        Technology Portfolio Class A
   7/5/00-
   1/31/01                           (28.40)       56,323    1.49+           (0.93)+                 98
   7/31/01@                          (44.27)       42,093    1.43+(2)        (1.14)+(2)              55
                                                        Technology Portfolio Class B
   7/9/01-
   7/31/01@                           (1.24)          262    1.70+(2)        (1.59)+(2)              55

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    @  Unaudited

    (1) The ratios reflect an expense cap of 1.90% which is net of custody credits (0.01%) or waivers/reimbursements if applicable.

    (2) During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES
                                       ---------------------------------------------------
                                       11/96   11/97   11/98   1/99+   1/00   1/01   7/01+
                                       ---------------------------------------------------
    International Diversified
      Equities Class A...............  1.59%   1.35%   1.26%   1.26%   1.22%  1.21%  1.21%
    International Diversified
      Equities Class B...............    --      --      --      --     --     --    1.39
    Emerging Markets Class A.........    --    2.60+   2.01    2.29    1.91   1.57   1.49
    Emerging Markets Class B.........    --      --      --      --     --     --    1.78
    Technology Class A...............    --      --      --      --     --    1.49+  1.44
    Technology Class B...............    --      --      --      --     --     --    1.75

                                                   NET INVESTMENT INCOME (LOSS)
                                       -----------------------------------------------------
                                       11/96   11/97   11/98   1/99+   1/00    1/01    7/01+
                                       -----------------------------------------------------
    International Diversified
      Equities Class A...............  0.47%   0.82%   1.18%   (0.43)%  0.95%  0.89%   1.54%
    International Diversified
      Equities Class B...............    --      --      --      --       --     --    (0.17)
    Emerging Markets Class A.........    --    0.63+   0.50    0.21    (0.42)  (0.22)  1.29
    Emerging Markets Class B.........    --      --      --      --       --     --    0.56
    Technology Class A...............    --      --      --      --       --   (0.93)+ (1.15)
    Technology Class B...............    --      --      --      --       --     --    (1.64)

    See Notes to Financial Statements

                                                           ---------------------

---------------------

    SUNAMERICA SERIES TRUST
    SHAREHOLDER INFORMATION (UNAUDITED)

   SUPPLEMENTAL PROXY INFORMATION: A Special Meeting of the Shareholders of the SunAmerica Series Trust was held on February 23, 2001. Each of the Portfolios voted in favor of adopting the following proposals, therefore, the results are aggregated for the Trust unless otherwise specified.

    1. To elect a slate of six members to the Board of Trustees to hold office until their successors are duly elected and qualified.

                                                               VOTES IN       VOTES       VOTES
                                                               FAVOR OF      AGAINST    ABSTAINED
                                                              -----------   ---------   ----------
Monica C. Lozano............................................  747,930,239          --   11,909,621
Allan L. Sher...............................................  748,023,283          --   11,816,577
Jana W. Greer...............................................  748,517,062          --   11,322,798
Bruce G. Willison...........................................  748,945,576          --   10,894,284
Carl D. Covitz..............................................  748,931,959          --   10,907,901
Gilbert T. Ray..............................................  748,891,412          --   10,948,448

    2. To approve or disapprove a new subadvisory agreement between SAAMCo and Davis Selected Advisers, L.P. ("Davis") on behalf of each of the Davis Venture Value and Real Estate Portfolios of SunAmerica Series Trust, the terms of which are identical in all material respects to the existing subadvisory agreement.

                               VOTES IN      VOTES      VOTES
          NAME OF PORTFOLIO    FAVOR OF     AGAINST   ABSTAINED
         -------------------  -----------  ---------  ----------
         Davis Venture Value  738,468,310  6,232,694  15,138,856
         Real Estate          738,921,469  5,782,381  15,136,010

    3. To ratify the selection of independent accountants for its current fiscal year.

                               VOTES IN      VOTES      VOTES
                               FAVOR OF     AGAINST   ABSTAINED
                              -----------  ---------  ----------
                              744,087,124  4,506,826  11,245,910

---------------------

    220